   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 25, 2014

REGISTRATION FILE NO. 33-82570
811-04234



                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM S-6


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [x]
                            OF SECURITIES OF UNIT
                 INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2
                         PRE-EFFECTIVE AMENDMENT NO.                      [ ]
                       POST-EFFECTIVE AMENDMENT NO. 27                    [x]


                       MONY AMERICA VARIABLE ACCOUNT L
                            (EXACT NAME OF TRUST)

                   MONY LIFE INSURANCE COMPANY OF AMERICA
                             (NAME OF DEPOSITOR)
                         1290 AVENUE OF THE AMERICAS
                          NEW YORK, NEW YORK 10104
            (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-554-1234
             -------------------


                                 DODIE KENT
                VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                    AXA EQUITABLE LIFE INSURANCE COMPANY
                         1290 AVENUE OF THE AMERICAS
                          NEW YORK, NEW YORK 10104
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

                PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:
                        CHRISTOPHER E. PALMER, ESQ.
                            GOODWIN PROCTER, LLP
                          901 NEW YORK AVENUE, N.W.
                           WASHINGTON, D.C. 20001
             -------------------


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

          [ ]   IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (B) OF RULE 485

          [x]   ON MAY 1, 2014 PURSUANT TO PARAGRAPH (B) OF RULE 485

          [ ]   60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (A)(1) OF RULE 485
          [ ]   ON PURSUANT TO PARAGRAPH (A)(1) OF RULE 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

          [ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT

                    TITLE OF SECURITIES BEING REGISTERED:
UNITS OF INTERESTS UNDER SEPARATE ACCOUNT FLEXIBLE PREMIUM VARIABLE UNIVERSAL
                          LIFE INSURANCE POLICIES.

PROSPECTUS                                            ISSUED BY
DATED MAY 1, 2014                                     MONY LIFE INSURANCE COMPANY OF AMERICA
MONY AMERICA VARIABLE ACCOUNT L                       1290 AVENUE OF THE AMERICAS
  VARIABLE UNIVERSAL LIFE INSURANCE POLICY            NEW YORK, NEW YORK 10104


This prospectus describes a variable universal life insurance policy issued by MONY Life Insurance Company of America (the "Company"), but is not itself a policy. This prospectus is a disclosure document and describes all of the policy's material features, benefits, rights and obligations, as well as other information. The description of the policy's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the policy are changed after the date of this prospectus in accordance with the policy, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.

This policy is no longer being sold. This prospectus is used with current policy owners only. You should note that your policy features and charges, and your investment options, may vary depending on the state and/or the date on which you purchased your policy. For more information about the particular features, charges and options available to you, please contact your financial professional and/or refer to your policy.

ALLOCATION OF PREMIUMS AND FUND VALUES:

You can tell us what to do with your premium payments. You can also tell us what to do with the cash values your policy may create for you resulting from those premium payments.

You can tell us to place them into a separate account. That separate account is called MONY America Variable Account L.

If you do, you can also tell us to place your premium payments and fund values into any of the different subaccounts of MONY America Variable Account L listed below. Each of these subaccounts seeks to achieve a different investment objective. If you tell us to place your premium payments and cash values into one or more subaccounts of the separate account, you bear the risk that the investment objectives will not be met. That risk includes your not earning any money on your premium payments and cash values and also that your premium payments and cash values may lose some or all of their value.

You can also tell us to place some or all of your premium payments and cash values into our account. Our account is called the Guaranteed Interest Account. If you do, we will guarantee that those premium payments and cash values will not lose any value. We also guarantee that we will pay not less than 5% interest annually. We may pay more than 5% if we choose. Premium payments and cash values you place into the Guaranteed Interest Account become part of our assets.

If you choose to place your premium payments and fund values into the separate account, we will invest them in your choice of subaccounts of the variable account. Each subaccount invests in shares of one of the following portfolios:




AXA PREMIER VIP TRUST -- CLASS B SHARES
-AXA Aggressive Allocation(1)      -AXA Moderate Allocation(1)
-AXA Conservative(1)               -AXA Moderate-Plus
-AXA Conservative-Plus             Allocation(1)
Allocation(1)                     -Charter(SM) Small Cap
                                  Growth(1)(2)

DREYFUS STOCK INDEX FUND, INC. -- INITIAL SHARES
-Dreyfus Stock Index Fund,
Inc.

EQ ADVISORS TRUST -- CLASS IA SHARES
-EQ/Calvert Socially               -EQ/Core Bond Index
Responsible                       -EQ/Intermediate
-EQ/Capital Guardian               Government Bond
Research                          -EQ/Money Market

EQ ADVISORS TRUST -- CLASS IB SHARES
-  All Asset Growth-Alt 20                                            - EQ/MFS International
-  AXA Large Cap Growth                                                 Growth
   Managed Volatility(3)                                              - EQ/Montag & Caldwell
-  EQ/Boston Advisors Equity                                            Growth
   Income                                                             - EQ/Quality Bond PLUS
-  EQ/GAMCO Small                                                     - EQ/T. Rowe Price Growth
   Company Value                                                        Stock
                                                                      - EQ/UBS Growth and Income

FIDELITY(R) VARIABLE INSURANCE PRODUCTS (VIP) -- SERVICE CLASS SHARES
-  VIP Contrafund(R)

JANUS ASPEN SERIES -- INSTITUTIONAL SHARES
-  Balanced                                                           - Forty
-  Enterprise                                                         - Global Research




(1) Also referred to as an "AXA Allocation investment option" in this prospectus.

(2) This variable investment option was converted and/or changed its investment objective on or about April 30, 2014, pursuant to regulatory and shareholder approval. Please see "The Portfolios" later in this Prospectus for more information.


(3) This is the variable investment option's new name, effective on or about June 13, 2014, subject to regulatory approval. Please see "The Portfolios" later in this Prospectus for the variable investment option's former name.


DEATH BENEFIT

We will pay a death benefit if you die before you reach age 95 while the policy is in effect. That death benefit will never be less than amount specified in the policy. It may be greater than the amount specified if the policy's cash values increase.

LIVING BENEFITS

You may ask for some or all of the policy's cash value at any time. If you do, we may deduct a surrender charge. You may borrow up to 90% of the policy's cash value from us at any time. You will have to pay interest to us on the amount borrowed.

CHARGES AND FEES

The policy allows us to deduct certain charges from the cash value. These charges are detailed in the policy and in this prospectus.

It may not be advantageous to replace existing life insurance coverage.

THESE ARE ONLY SOME OF THE TERMS OF THE POLICY. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE COMPLETE DETAILS OF THE POLICY.

This prospectus comes with prospectuses for AXA Premier VIP Trust, EQ Advisors Trust, Dreyfus Stock Index Fund, Inc., Fidelity(R) Variable Insurance Products
(VIP) and Janus Aspen Series.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.




MLA-EQM
05.14

                         CONTENTS OF THIS PROSPECTUS




1.  SUMMARY OF THE POLICY.............................................       3
    Important policy terms............................................       3
    Purpose of the policy.............................................       3
    Policy premium payments and values................................       4
    Charges and deductions............................................       5
    Portfolio operating expenses......................................       6
    The death benefit.................................................       7
    Premium features..................................................       7
    MONY America Variable Account L...................................       7
    Allocation options................................................       7
    Transfer of Fund Value............................................       8
    Policy loans......................................................       8
    Full surrender....................................................       8
    Partial surrender.................................................       8
    Preferred partial surrender.......................................       8
    Free Look Period..................................................       8
    Grace period and lapse............................................       9
    Tax treatment of increases in Fund Value..........................       9
    Tax treatment of death benefit....................................       9
    Riders............................................................       9
    Contacting the Company............................................       9
    State variations..................................................      10
    Replacement of existing coverage..................................      10
2.  WHO IS MONY LIFE INSURANCE
    COMPANY OF AMERICA?...............................................      10
    MONY Life Insurance Company of America............................      10
    How to reach us...................................................      10
    MONY America Variable Account L...................................      11
3.  THE PORTFOLIOS....................................................      12
    Purchase of portfolio shares by MONY America Variable
        Account L.....................................................      16
4.  DETAILED INFORMATION ABOUT THE POLICY.............................      17
    Application for a policy..........................................      17
    Right to examine a policy -- Free Look Period.....................      19
    Premiums..........................................................      19
    Allocation of net premiums........................................      21
    Death benefits under the policy...................................      21
    Changes in Specified Amount.......................................      23
    Other optional insurance benefits.................................      24
    Benefits at maturity..............................................      26
    Policy values.....................................................      26
    Determination of Fund Value.......................................      27
    Calculating Fund Value............................................      28
    Calculating unit values for each subaccount.......................      28
    Transfer of Fund Value............................................      29
    Disruptive transfer activity......................................      29
    Right to exchange policy..........................................      30
    Policy loans......................................................      30
    Full surrender....................................................      31
    Partial surrender.................................................      32
    Preferred partial surrender.......................................      32
    Grace period and lapse............................................      33
5.  CHARGES AND DEDUCTIONS............................................      34
    Deductions from premiums..........................................      35
    Daily deduction from MONY America Variable Account L..............      35
    Deductions from Fund Value........................................      35
    Fund Charges......................................................      36
    Transaction and other charges.....................................      39
    Fees and expenses of the Portfolios...............................      40
    Guarantee of certain charges......................................      40
6.  OTHER INFORMATION.................................................      41
    Federal income tax considerations.................................      41
    Voting of Portfolio shares........................................      46
    Disregard of voting instructions..................................      46
    Report to policy owners...........................................      46
    Substitution of investments and right to change operations........      47
    Changes to comply with law........................................      47
    Variations among policies.........................................      47
7.  THE GUARANTEED INTEREST ACCOUNT...................................      47
    General description...............................................      48
    Limitations on amounts in the Guaranteed Interest Account.........      48
    Death Benefit.....................................................      48
    Policy charges....................................................      48
    Transfers.........................................................      49
    Surrenders and policy loans.......................................      49
8.  MORE ABOUT THE POLICY.............................................      49
    Ownership.........................................................      49
    Beneficiary.......................................................      49
    Notification and claims procedures................................      50
    Payments..........................................................      50
    Payment plan/settlement provisions................................      50
    Payment in case of suicide........................................      51
    Assignment........................................................      51
    Errors on the application.........................................      51
    Incontestability..................................................      51
    Policy Illustrations..............................................      51
    Distribution of the policies......................................      51
9.  MORE ABOUT THE COMPANY............................................      55
    Management........................................................      55
    State regulation..................................................      62
    Telephone/fax/Internet transactions...............................      63
    Legal proceedings.................................................      63
    Registration Statement............................................      63
    Independent registered public accounting firm.....................      63
    Financial statements..............................................      63
APPENDICES
    I -- Appendix I...................................................     I-1
    II -- Appendix II.................................................    II-1
    III -- Appendix III...............................................   III-1

1. SUMMARY OF THE POLICY

This summary provides you with a brief overview of the more important aspects of your policy. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this Summary and in your policy. This summary and the entire prospectus will describe the part of the policy involving MONY America Variable Account L. The prospectus also briefly will describe the Guaranteed Interest Account. The Guaranteed Interest Account is also described in your policy. Before purchasing a policy, we urge you to read the entire prospectus carefully.


IMPORTANT POLICY TERMS

We are providing you with definitions for the following terms to make the description of the policy provisions easier for you to understand.


--------------------------------------------------------------------------------
OUTSTANDING DEBT -- THE UNPAID BALANCE OF ANY LOAN WHICH YOU REQUEST ON THE POLICY. THE UNPAID BALANCE INCLUDES ACCRUED LOAN INTEREST WHICH IS DUE AND HAS NOT BEEN PAID BY YOU.

LOAN ACCOUNT -- AN ACCOUNT TO WHICH AMOUNTS ARE TRANSFERRED FROM THE SUBACCOUNTS OF MONY AMERICA VARIABLE ACCOUNT L AND THE GUARANTEED INTEREST ACCOUNT AS COLLATERAL FOR ANY LOAN YOU REQUEST. WE WILL CREDIT INTEREST TO THE LOAN ACCOUNT AT A RATE NOT LESS THAN 5%. THE LOAN ACCOUNT IS PART OF THE COMPANY'S GENERAL ACCOUNT.

FUND VALUE -- THE SUM OF THE AMOUNTS UNDER THE POLICY HELD IN EACH SUB-ACCOUNT OF MONY AMERICA VARIABLE ACCOUNT L, THE GUARANTEED INTEREST ACCOUNT, AND THE LOAN ACCOUNT, AND ANY INTEREST THEREON TO SECURE OUTSTANDING DEBT.

CASH VALUE -- THE FUND VALUE OF THE POLICY LESS ANY FUND CHARGE.

SURRENDER VALUE -- THE CASH VALUE LESS ANY OUTSTANDING DEBT REDUCED BY ANY UNEARNED LOAN INTEREST.

MINIMUM MONTHLY PREMIUM -- THE AMOUNT THE COMPANY DETERMINES IS NECESSARY TO KEEP THE POLICY IN EFFECT FOR THE FIRST TWO POLICY YEARS.

GUARANTEED INTEREST ACCOUNT -- THIS ACCOUNT IS PART OF THE GENERAL ACCOUNT OF MONY LIFE INSURANCE COMPANY OF AMERICA (THE "COMPANY"). YOU MAY ALLOCATE ALL OR A PART OF YOUR NET PREMIUM PAYMENTS TO THIS ACCOUNT. THIS ACCOUNT WILL CREDIT YOU WITH A FIXED INTEREST RATE (WHICH WILL NOT BE LESS THAN 5%) DECLARED BY THE COMPANY. (FOR MORE DETAILED INFORMATION, SEE "THE GUARANTEED INTEREST ACCOUNT.")

SPECIFIED AMOUNT -- THE MINIMUM DEATH BENEFIT FOR AS LONG AS THE POLICY REMAINS IN EFFECT.

VALUATION DATE -- OUR "VALUATION DATE", OR "BUSINESS DAY", IS GENERALLY ANY DAY THE NEW YORK STOCK EXCHANGE ("NYSE") IS OPEN FOR REGULAR TRADING AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). A VALUATION DATE, OR BUSINESS DAY, DOES NOT INCLUDE A DAY ON WHICH WE ARE NOT OPEN DUE TO EMERGENCY CONDITIONS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION. WE MAY ALSO CLOSE EARLY DUE TO SUCH EMERGENCY CONDITIONS. PREMIUM PAYMENTS WILL BE APPLIED AND ANY OTHER TRANSACTION REQUESTS WILL BE PROCESSED WHEN THEY ARE RECEIVED ALONG WITH ALL THE REQUIRED INFORMATION UNLESS ANOTHER DATE APPLIES AS INDICATED BELOW

     - IF YOUR PREMIUM PAYMENT, TRANSFER OR ANY OTHER TRANSACTION REQUEST CONTAINING ALL THE REQUIRED INFORMATION REACHES US ON ANY OF THE FOLLOWING, WE WILL USE THE NEXT VALUATION DATE:

       --  ON A NON-VALUATION DATE;

       --  AFTER 4:00 P.M. EASTERN TIME ON A VALUATION DATE; OR

       --  AFTER AN EARLY CLOSE OF REGULAR TRADING ON THE NYSE ON A VALUATION
           DATE
--------------------------------------------------------------------------------


PURPOSE OF THE POLICY

The policy offers insurance protection on the life of the insured. If the insured is alive on the anniversary of the policy date when the insured is age 95, a maturity benefit will be paid instead of a death benefit. The policy provides a death benefit equal to (a) its Specified Amount, or (b) its Specified Amount plus accumulated Fund Value, depending on the option you choose. The policy also provides surrender and loan privileges. The policy offers a choice of investment alternatives and an opportunity for the policy's Fund Value and its death benefit, to grow based on investment results. In addition, you, as owner of the policy, choose the amount and frequency of premium payments, within certain limits.

POLICY PREMIUM PAYMENTS AND VALUES

The premium payments you make for the policy are received by the Company. From those premium payments, the Company makes deductions to pay premium and other taxes imposed by state and local governments. The Company makes deductions to cover the cost to the Company of a deferred acquisition tax imposed by the United States government. The Company will also deduct a Sales Charge to cover the costs of making the policies available to the public. After deduction of these charges, the amount remaining is called the net premium payment.

You may allocate net premium payments among the various subaccounts of MONY America Variable Account L and/or the Guaranteed Interest Account. As owner of the policy, you may give the right to allocate net premium payments to someone else.

The net premium payments you allocate among the various subaccounts of MONY America Variable Account L may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. Your death benefit may or may not increase or decrease depending on several factors including the death benefit option you choose. The death benefit will never decrease below the Specified Amount of your policy.

Net premium payments you allocate to the Guaranteed Interest Account will be credited with interest at a rate determined by the Company. That rate will not be less than 5%.

The value of the net premium payments you allocate to MONY America Variable Account L and to the Guaranteed Interest Account are called the Fund Value. There is no guarantee that the policy's Fund Value and death benefit will increase. You bear the risk that the net premiums and Fund Value allocated to MONY America Variable Account L may be worth more or less while the policy remains in effect.

If you cancel the policy and return it to the Company during the Free Look Period, your premium payments will be returned by the Company. After the Free Look Period, you may cancel your policy by surrendering it to the Company. The Company will pay you the Fund Value minus a charge if you cancel your policy during the first fourteen years since the policy was issued or the Specified Amount increased. The Company will also deduct any amount you have borrowed from it from the amount it will pay you. The Fund Value minus Fund Charges and minus the amount of debt outstanding from loans you have received plus any unearned interest on the outstanding debt is called the Cash Value of the policy.

Charges and fees such as the cost of insurance, administrative charges, and mortality and expense risk charges are imposed under the policy. These charges and fees are deducted by the Company from the policy's Fund Value and are described in further detail below.

The policy remains in effect until the earliest of:

     - A grace period expiring without the payment of sufficient additional premium to cover policy charges or repayment of the Outstanding Debt.

     -  Age 95.

     -  Death of the insured.

     -  Full surrender of the policy.

Generally, the policy remains in effect only as long as the Cash Value less any Outstanding Debt is sufficient to pay all monthly deductions. However, during the first two years the policy is in effect, the Company will determine an amount which if paid during those first two policy years will keep the policy and all rider coverages in effect for the first two policy years even if the Cash Value less any Outstanding Debt of the policy is not enough to pay monthly deductions. This amount is called the Minimum Monthly Premium. A choice of two Guaranteed Death Benefit Riders is also available at the time you purchase the policy. It will extend the time during which the Specified Amount of the policy and most riders may remain in effect. The Guaranteed Death Benefit Riders require the payment of an agreed upon amount of premiums and is discussed on the following page.

CHARGES AND DEDUCTIONS

The policy provides for the deduction of the various charges, costs, and expenses from the Fund Value of the policy. These deductions are summarized in the table below. Additional details can be found in "Charges and deductions" later in this prospectus. For information concerning compensation paid for the sale of the policy, see "Distribution of the policies."

                                                 DEDUCTIONS FROM PREMIUMS
-----------------------------------------------------------------------------------------------------------------------
SALES CHARGE                                                      Premiums paid during first ten policy years -- 4.00%
Varies based on number of years the policy has been in            Premiums paid during policy years 11-20 -- 2.00%
effect. It is a percentage of Premium paid.                       Premiums paid after policy year 20 -- 0.00%

TAX CHARGE                                                        State and local -- 2.00%

DAC CHARGE                                                        Federal -- 1.25%

                                      DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT L
----------------------------------------------------------------------------------------------------------------------
MORTALITY & EXPENSE RISK CHARGE                                      0.75% of subaccount value (0.002055% daily)
Maximum Annual Rate

                                                  DEDUCTIONS FROM FUND VALUE
-----------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE                                             Current cost of insurance rate x net amount at risk at
                                                                     the beginning of the policy month

ADMINISTRATIVE CHARGE                                                                                 EACH OF 1ST       EACH MONTH
Monthly charge based on Specified Amount of policy.     SPECIFIED AMOUNT                              12 POLICY MONTHS  THEREAFTER
                                                        --------------------------------------------  ----------------  ----------
                                                        Less than $250,000                            $31.50*           $6.50
                                                        $250,000-$499,999                             $28.50*           $3.50
                                                        $500,000 or more                              $25.00*           None
                                                        * Reduced by $5.00 for issue ages 0 through
                                                         17.



GUARANTEED DEATH BENEFIT CHARGE                              $0.01 per $1,000 of Specified Amount and certain
Monthly Charge for Death Benefit Rider                       Rider amounts. Please note that the Rider requires
                                                             that premiums on the policy itself be paid in order to
                                                             remain in effect.

OPTIONAL INSURANCE BENEFITS CHARGE                           As applicable.
Monthly Deduction for any other Optional Insurance Benefits
added by rider.

                                                   TRANSACTION AND OTHER CHARGES
---------------------------------------------------------------------------------------------------------------------------------
Partial Surrender Fee                                                  The lesser of 2% of the amount surrendered or $25.

Transfer of Fund Value (at Company's option)                           Maximum of $25 on each transfer in a policy year
                                                                       exceeding four.(1)

SPECIAL SERVICES CHARGES
Wire transfer charge(2)                                                Current and Maximum Charge: $90
Express mail charge(2)                                                 Current and Maximum Charge: $35
Policy illustration charge(3)                                          Current and Maximum Charge: $25
Duplicate policy charge(3)                                             Current and Maximum Charge: $35
Policy history charge(3)(4)                                            Current and Maximum Charge: $50
Charge for returned payments(3)                                        Current and Maximum Charge: $25
---------------------------------------------------------------------------------------------------------------------------------

(1)  Currently, there is no charge on transfers among investment options.

(2) Unless you specify otherwise, this charge will be deducted from the amount you request.

(3) The charge for this service must be paid using funds outside of your policy. Please see "Charges and Deductions" later in this Prospectus for more information.

(4) The charge for this service may be less depending on the policy history you request. Please see "Charges and Deductions" later in this Prospectus for more information.

--------------------------------------------------------------------------------------------------------------------
FUND CHARGES                                                                                          ADMINISTRATIVE
ADMINISTRATIVE FUND CHARGE                                     ISSUE AGE*                               FUND CHARGE
                                                               ------------                           --------------
Administrative fund charge over 14 years based on a            0-25                                        $2.50
schedule. Factors per $1,000 of Specified Amount vary based    26                                           3.00
on issue age.                                                  27                                           3.50
                                                               28                                           4.00
                                                               29                                           4.50
                                                               30 or higher                                 5.00

----------------------------------------------------------------------------------------------------------------------------------

FUND CHARGES
SALES FUND CHARGE                                               ISSUE AGE*                                              PERCENTAGE
                                                                ------------------------------------------------------  ----------
Percentage of premiums paid in the first 5 years, up to a       0-17                                                       50%
maximum amount of premiums called the target premium            18-65                                                      75
calculated based on a schedule over 14 years.                   66                                                         70
                                                                67                                                         65
                                                                68                                                         60
                                                                69                                                         55
                                                                70 or higher                                               50

                                                                *Issue Ages are restricted on Policies offered to
                                                                 residents of, or issued for delivery in, the State of
                                                                 New Jersey to ages in excess of 17.
                                                                The Sales Fund Charge can increase as premiums
                                                                are paid during the five year period. Starting on the
                                                                fifth anniversary, the charge decreases from its
                                                                maximum by 10% per year until it reaches zero at the
                                                                end of the 14th year.

----------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OPERATING EXPENSES


MONY America Variable Account L is divided into subdivisions called subaccounts. Each subaccount invests exclusively in shares of a designated Portfolio. Each Portfolio pays a fee to its investment adviser to manage the Portfolio. You also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the Portfolios that you will pay periodically during the time that you own the policy. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE TRUST PROSPECTUS FOR THAT PORTFOLIO.



PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET
ASSETS

                                                                            Lowest          Highest
                                                                            -------        --------
       Total Annual Portfolio Operating Expenses for 2013...............     0.29%           1.81%
         (expenses that are deducted from Portfolio
         assets including management fees, 12b-1 fees,
         service fees, and/or other expenses)(1)




      (1) "TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES" ARE BASED, IN PART, ON ESTIMATED AMOUNTS FOR OPTIONS ADDED DURING THE FISCAL YEAR 2013, IF APPLICABLE, AND FOR THE UNDERLYING PORTFOLIOS. THE "LOWEST" REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES OF THE DREYFUS STOCK INDEX. THE "HIGHEST" REPRESENTS THE TOTAL ANNUAL OPERATING EXPENSES OF THE CHARTER(SM) SMALL CAP GROWTH.

THE DEATH BENEFIT

The minimum initial Specified Amount is $100,000. You may elect one of two options to compute the amount of death benefit payable under the policy. Your selection may increase the death benefit.

OPTION I -- The death benefit equals the greater of:

     (a) The Specified Amount in force on the date of death plus the increase in Fund Value since the last Monthly Anniversary Day, and

     (b) Fund Value on the date of death, plus the applicable death benefit percentage of the Fund Value on the last Monthly Anniversary Day.

If you choose Option I, favorable investment performance will reduce the cost you pay for the death benefit. This reduction will decrease the deduction from Fund Value.

OPTION II -- The death benefit equals the greater of:

     (a) The Specified Amount in force on the date of death, plus the Fund Value on the date of death, and

     (b) The Fund Value on the date of death, plus the applicable death benefit percentage of the Fund Value on the last Monthly Anniversary Day.

If you choose Option II, favorable investment performance will increase the Fund Value of the Policy which in turn increases insurance coverage.

You may change the death benefit option and increase or decrease the Specified Amount, subject to certain conditions. See "Death benefits under the policy."

When you apply for insurance, you can purchase either of two benefit periods under the Guaranteed Death Benefit Rider. This rider provides a guarantee that the Specified Amount under the policy and most rider coverages will remain in effect during the applicable benefit period. At issue, you can elect either one of two benefit periods as follows: (a) the later of the insured's age 75, or ten years from the date of the policy, or (b) the Maturity Date regardless of the policy's Cash Value. (See "Detailed information about the policy -- Guaranteed Death Benefit Rider.")


PREMIUM FEATURES

You must pay premiums equal to at least the amount necessary to keep the policy in effect for the first two policy years. After that, subject to certain limitations, you may choose the amount and frequency of premium payments as your financial situation and needs change.

When you apply for a policy, you determine the level amount you intend to pay at fixed intervals over a specified period of time. You elect to receive a premium notice on an annual, semiannual, or quarterly basis. However, you may choose to skip or stop making premium payments, your policy continues in effect until the Cash Value, less any Outstanding Debt, can no longer cover (1) the monthly deductions from the Fund Value for your policy, and (2) any optional insurance benefits added by rider. You may pay premiums under the electronic funds transfer program. Under this program, you authorize the Company to withdraw the amount you determine from your checking account each month.

The amount, frequency and period of time over which you pay premiums may affect whether or not the policy will be classified as a modified endowment contract. You will find more information on the tax treatment of life insurance contracts, including modified endowment contracts under "Federal income tax considerations."

The payment of premiums you specified on the application will not guarantee that your policy will remain in effect. See "Grace period and lapse." If any premium payment would result in an immediate increase in the net amount at risk, the Company may, (1) reject a part of the premium payment, or (2) limit the premium payment, unless you provide satisfactory evidence of insurability.


MONY AMERICA VARIABLE ACCOUNT L

MONY America Variable Account L is a separate investment account whose assets are owned by the Company. See "MONY America Variable Account L."


ALLOCATION OPTIONS

You may allocate premium payments and Fund Values among the various subaccounts of MONY America Variable Account L. Each of the subaccounts uses premium payments and Fund Values to purchase shares of a designated portfolio of AXA Premier VIP Trust, EQ Advisors Trust, Dreyfus Stock Index Fund, Fidelity Variable Insurance Products (VIP), or Janus Aspen Series (collectively the "Portfolios"). The subaccounts available under the policy are described in "The Portfolios."


The policy is between you and MONY Life Insurance Company of America. The policy is not an investment advisory account, and MONY Life Insurance Company of America is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.


TRANSFER OF FUND VALUE


You may transfer Fund Value among the subaccounts. Subject to certain limitations, you may also transfer between the subaccounts and the Guaranteed Interest Account. Transfers may be made by telephone if the proper form has been completed, signed and filed at the Operations Center. See "Transfer of Fund Value" under "Detailed information about the policy" for more information.



POLICY LOANS

You may borrow up to 90% of your policy's Cash Value from the Company. Your policy will be the only security required for a loan. See "Policy loans" under "Detailed information about the policy" for more information.


The amount of Outstanding Debt reduced by any unearned interest is subtracted from your death benefit. Your Outstanding Debt reduced by any unearned interest is repaid from the proceeds of a full surrender. See "Full surrender." Outstanding Debt may also affect the continuation of the policy. See "Grace period and lapse." The Company charges interest on policy loans. If you do not pay the interest when due, the amount due will be borrowed from the policy's Cash Value and will become part of the Outstanding Debt. Policy loans could have tax consequences. See "Federal income tax considerations."



FULL SURRENDER

You can surrender the policy during the insured's lifetime and receive its Cash Value, which equals (a) Fund Value, minus (b) any fund surrender charge, and minus (c) any Outstanding Debt plus any unearned loan interest. See "Full surrender" under "Detailed information about the policy" for more information.


PARTIAL SURRENDER

You may request a partial surrender after your Policy has been in effect for 2 years if your Cash Value after the deduction of the requested surrender amount and any fees is greater than $500 and the resulting Specified Amount is not less than the minimum we then allow. If the requested amount exceeds the amount available, we will reject your request. A partial surrender will decrease the Specified Amount. See "Partial surrender" under "Detailed information about the policy" for more information.

Partial surrenders must be for at least $500. A partial surrender fee of $25 or 2% of the amount surrendered (whichever is less) will be assessed against the remaining Fund Value. A portion of the fund charge may be assessed on a partial surrender.


PREFERRED PARTIAL SURRENDER

You may request up to 10% of your Policy's Cash Value without reducing the Specified Amount of your policy and without incurring a fund charge. The maximum amount available for preferred partial surrenders during a policy year will be determined on the date of the first surrender in that policy year. You may make this request after your Policy has been in effect for two years. You will have to pay the partial surrender fee. See "Preferred partial surrender" under "Detailed information about the policy" for more information.


FREE LOOK PERIOD

This is provided for informational purposes only. Since these policies are no longer available to new purchasers, this cancellation provision is no longer applicable.

You have the right to examine the policy when you receive it. You may return the policy for any reason and obtain a full refund of the premium you paid if you return your policy within 10 days (or longer in some states) after you receive it. You may also return the policy within 45 days after the date you sign the application for the policy. During the Free Look Period, net premiums will be allocated to the Money Market Subaccount of the Variable Account. See "Right to examine a Policy -- Free Look Period."


GRACE PERIOD AND LAPSE

Your policy will remain in effect as long as:

     (1)  it has a Cash Value, less any Outstanding Debt, greater than zero;

     (2) you have purchased the Guaranteed Death Benefit Rider, and you have met all the requirements of that Rider; or

     (3) during the first two policy years if on each monthly anniversary the sum of the premiums paid minus the sum of partial surrenders (and related fees) and any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your policy has been in effect.

If the policy is about to terminate (or lapse), we will give you notice that you must pay additional premiums. That notice will tell you what the minimum amount you must pay is if the policy is to remain in effect and the date by which we must receive that amount (this period is called the "grace period").

In addition, we calculate each month whether you have paid the premiums required to be paid by your Guaranteed Death Benefit Rider. See "Choice of Guaranteed Death Benefit Riders." If your policy does not meet the test on that date, a notice will be sent to you giving you 61 days from its date to make additional payments to the Rider. See "Grace period and lapse."

You must understand that after the first two policy years, the policy can lapse even if the scheduled premium payments are made unless you have met the requirements of the Guaranteed Death Benefit Rider.


TAX TREATMENT OF INCREASES IN FUND VALUE

The federal income tax laws generally tie the taxation of Fund Values to your receipt of those Fund Values. Certain policy loans may be taxable. You can find information on the tax treatment of the policy under "Federal income tax considerations."


TAX TREATMENT OF DEATH BENEFIT

Generally, the death benefit will be fully excludable from the gross income of the beneficiary under the Internal Revenue Code. Thus the death benefit received by the beneficiary at the death of the insured will generally not be subject to federal income taxes when received by the beneficiary. See "Federal income tax considerations."


RIDERS

Additional optional insurance benefits may be added to the policy by an addendum called a rider. There are six riders available with this policy:

     -  Guaranteed Death Benefit Rider

     - Spouse's Term Rider (This rider is no longer available for new elections.)

     -  Children's Term Insurance Rider

     -  Accidental Death Benefit Rider

     -  Purchase Option Rider

     -  Waiver of Monthly Deductions Rider


CONTACTING THE COMPANY


All written requests, notices, and forms required by the policies, and any questions or inquiries should be directed to the Company's Operations Center at 5788 Widewaters Parkway, Syracuse, NY 13214.

STATE VARIATIONS

Policies issued in your state may provide different features and benefits from those described in this Prospectus. Any state variations in the policy are covered in a special policy form for use in that state. This Prospectus provides a general description of the policies. Your actual policy and any endorsements are the controlling documents. If you would like to review a copy of the policy or any endorsements, contact the Company's Operations Center.


REPLACEMENT OF EXISTING COVERAGE

Generally, it is not advisable to purchase an insurance policy as a replacement for existing coverage. Before you buy a life insurance policy, ask your agent if changing, or adding to, current insurance coverage would be advantageous. Do not base your decision to replace existing coverage solely on a comparison of policy illustrations.


2. WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?

MONY LIFE INSURANCE COMPANY OF AMERICA

We are MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. MONY Life Insurance Company of America is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of the Company, AXA exercises significant influence over the operations and capital structure of the Company. No company other than the Company, however, has any legal responsibility to pay amounts that the Company owes under the policies.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $552.3 billion in assets as of December 31, 2013. The Company is licensed to sell life insurance and annuities in forty-nine states (not including New
York), the District of Columbia, Puerto Rico and the U.S. Virgin Islands. Our main administrative office is located at 525 Washington Blvd, Jersey City, NJ 07310.



On October 1, 2013, the Company entered into a reinsurance transaction with Protective Life Insurance Company ("Protective"), whereby Protective agreed to reinsure a substantial portion of the Company's life insurance and annuity business (the "Reinsured Business"). This policy is included in the Reinsured Business. Protective reinsures all of the insurance risks of the Reinsured Business and is responsible for customer service and administration for all contracts comprising the Reinsured Business. However, the Company remains the insurer of the policy and the terms, features, and benefits of the policy have NOT changed as a result of the transaction.




HOW TO REACH US



EFFECTIVE SEPTEMBER 1, 2014, YOU MAY NO LONGER ACCESS YOUR ACCOUNT INFORMATION OR MAKE TRANSACTION REQUESTS ON-LINE THROUGH THE INTERNET.



To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our Operations Center as listed below for the purposes described. Please refer to "Telephone/Fax/Internet Transactions" for effective dates for processing telephone, Internet and facsimile requests, later in this prospectus. Certain methods of contacting us, such as by telephone, Internet or fax may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:



FOR CORRESPONDENCE WITH CHECKS:

FOR SUBSEQUENT CONTRIBUTIONS SENT BY REGULAR MAIL:

MONY Life Insurance Company of America
P.O. Box 5064
New York, NY 10087-5064

FOR SUBSEQUENT CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

JPMorgan Chase - Lockbox Processing
Lockbox - MONY Life Insurance Company of America -
LBX 5064
4 Chase Metrotech Center
7th Floor East
Brooklyn, NY 11245


FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY MAIL:


MONY Life Insurance Company of America
Operations Center
5788 Widewaters Parkway
Syracuse, NY 13214



Your correspondence will be picked up at the mailing address noted above and delivered to our Operations Center. Your correspondence, however, is not considered received by us until it is received at our Operations Center. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our Operations Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our Operations Center is: 5788 Widewaters Parkway, Syracuse, NY 13214.



BY TOLL-FREE PHONE:

Customer service representatives are available weekdays from 9AM to 5PM, Eastern Time, at 1-800-487-6669.



BY INTERNET:



You may register for online account access at www.axa.com. Our website provides access to account information and customer service. After registering, you can view account details, perform certain transactions, print customer service forms and find answers to common questions.



You can also change your allocation percentages, transfer among investment options, make a payment, request a loan, and/or change your address (1) by toll-free phone and assisted service, (2) over the Internet, through axa-equitable.com, or (3) by writing our Operations Center. For more information about the transaction requests you can make by phone, fax or Internet, see "Telephone/fax/Internet transactions" later in this prospectus.



For more information about the transaction requests you can make by phone, Internet or fax, see "Telephone/fax/Internet transactions" later in this prospectus.



MONY AMERICA VARIABLE ACCOUNT L

MONY America Variable Account L is a separate investment account of the Company. Presently, only premium payments and cash values of flexible premium variable life insurance policies are permitted to be allocated to MONY America Variable Account L. The assets in MONY America Variable Account L are kept separate from the general account assets and other separate accounts of the Company.

The Company owns the assets in MONY America Variable Account L. The Company is required to keep assets in MONY America Variable Account L that equal the total market value of the policy liabilities funded by MONY America Variable Account
L. Realized or unrealized income gains or losses of MONY America Variable Account L are credited or charged against MONY America Variable Account L assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the policies are assets of MONY America Variable Account L. MONY America Variable Account L assets are not chargeable with liabilities of the Company's other businesses.

Fund Values of the policy allocated to the Guaranteed Interest Account are held in the Company's general account. The Company's general account assets are subject to the liabilities from the businesses the Company conducts. In addition, the Company may transfer to its general account any assets that exceed anticipated obligations of MONY America Variable Account L. We may withdraw amounts from MONY America Variable Account L that represent our investments in MONY America Variable Account L or that represent fees and charges under the policies that we have earned. All obligations of the Company under the policy are general corporate obligations of the Company. The Company may accumulate in MONY America Variable Account L proceeds from various policy charges and investment results applicable to those assets.

MONY America Variable Account L was authorized by the Board of Directors of the Company and established under Arizona law on February 19, 1985. MONY America Variable Account L is registered with the SEC as a unit investment trust.


MONY America Variable Account L is divided into subdivision called subaccounts. Each subaccount invests exclusively in shares of a designated Portfolio. For example, the EQ/Core Bond Index Subaccount invests solely in shares of the EQ Advisors Trust EQ/Core Bond Index Portfolio. These Portfolios serve only as the underlaying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The Portfolios may also be available to certain pension accounts. The Portfolios are not available directly to individual investors. In the future, the Company may establish additional subaccounts within MONY America Variable Account L. Future subaccounts may invest in other Portfolios or in other securities. Not all subaccounts are available to you.




3. THE PORTFOLIOS



We offer both affiliated and unaffiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC, ("AXA FMG") a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA FMG has entered into sub-advisory agreements with one or more investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.



You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The affiliated Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. It may be more profitable for us to offer affiliated Portfolios than to offer unaffiliated Portfolios.



AXA Equitable or the Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated Portfolios' average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective Portfolios.



As a policy owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.



Some affiliated Portfolios invest in other affiliated Portfolios ("the AXA Fund of Fund Portfolios"). The AXA Fund of Fund Portfolios offer policy owners a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to policy owners and/or suggest that policy owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Fund of Fund Portfolios than certain other Portfolios available to you under your policy. Please see "Detailed information about the policy" later in this Prospectus for more information about your role in managing your allocations.



As described in more detail in the Portfolio prospectuses, the AXA Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by AXA FMG (the "AXA volatility management strategy"), and, in addition, certain AXA Fund of Fund Portfolios may invest in affiliated Portfolios that utilize this strategy. The AXA volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the AXA volatility management strategy, the manager of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.



The AXA Managed Volatility Portfolios and the AXA Fund of Fund Portfolios that include the AXA volatility management strategy as part of their investment objective and/or principal investment strategy are identified below in the chart by a "[x]" under the column entitled "AXA Volatility Management."



Portfolios that utilize the AXA volatility management strategy (or, in the case of certain AXA Fund of Fund Portfolios, invest in other Portfolios that use the AXA volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. During rising markets, the AXA volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the AXA volatility management strategy. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.



Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the AXA volatility management strategy. Please further note that certain other affiliated Portfolios, as well as unaffiliated Portfolios, may utilize volatility management techniques that differ from the AXA volatility management strategy. Any such Portfolio is not identified under "AXA Volatility Management" below in the chart. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.



Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:



(a) By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and



(b) By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

AXA PREMIER VIP TRUST --                                                                                                     AXA
CLASS B SHARES                    SHARE                                                     INVESTMENT MANAGER           VOLATILITY
PORTFOLIO NAME                    CLASS                      OBJECTIVE              (OR SUB-ADVISER(S), AS APPLICABLE)   MANAGEMENT
-------------------------------  ------  -----------------------------------------  ----------------------------------  ------------

AXA AGGRESSIVE                           Seeks to achieve long-term capital          -  AXA Equitable Funds                  [x]
ALLOCATION                               appreciation.                                  Management Group, LLC

AXA CONSERVATIVE                         Seeks to achieve a high level of            -  AXA Equitable Funds                  [x]
ALLOCATION                               current income.                                Management Group, LLC

AXA CONSERVATIVE-PLUS                    Seeks to achieve current income and         -  AXA Equitable Funds                  [x]
ALLOCATION                               growth of capital, with a greater              Management Group, LLC
                                         emphasis on current income.

AXA MODERATE ALLOCATION                  Seeks to achieve long-term capital          -  AXA Equitable Funds                  [x]
                                         appreciation and current income.               Management Group, LLC

AXA MODERATE-PLUS                        Seeks to achieve long-term capital          -  AXA Equitable Funds                  [x]
ALLOCATION                               appreciation and current income, with          Management Group, LLC
                                         a greater emphasis on capital
                                         appreciation.

CHARTER(SM) SMALL CAP                    Seeks to achieve long-term growth of        -  AXA Equitable Funds
GROWTH(1)                                capital.*                                      Management Group, LLC



EQ ADVISORS TRUST --
CLASS IB SHARES                    SHARE                                                     INVESTMENT MANAGER
PORTFOLIO NAME                     CLASS                      OBJECTIVE              (OR SUB-ADVISER(S), AS APPLICABLE)
--------------------------------  ------  -----------------------------------------  ----------------------------------

ALL ASSET GROWTH -- ALT 20          IB    Seeks long-term capital appreciation        -  AXA Equitable Funds
                                          and current income.                            Management Group, LLC

AXA LARGE CAP GROWTH                IB    Seeks to achieve long-term growth of        -  AXA Equitable Funds
MANAGED VOLATILITY(2)                     capital with an emphasis on risk-              Management Group, LLC
                                          adjusted returns managing volatility in     -  BlackRock Capital
                                          the Portfolio.                                 Management, Inc.
                                                                                      -  BlackRock Investment
                                                                                         Management, LLC

EQ/BOSTON ADVISORS                  IB    Seeks a combination of growth and           -  Boston Advisors, LLC
EQUITY INCOME                             income to achieve an above-average
                                          and consistent total return.

EQ/CALVERT SOCIALLY                 IA    Seeks to achieve long-term capital          -  Calvert Investment
RESPONSIBLE                               appreciation.                                  Management Inc.

EQ/CAPITAL GUARDIAN                 IA    Seeks to achieve long-term growth of        -  Capital Guardian Trust
RESEARCH                                  capital.                                       Company

EQ/CORE BOND INDEX                  IA    Seeks to achieve a total return before      -  AXA Equitable Funds
                                          expenses that approximates the total           Management Group, LLC
                                          return performance of the Barclays          -  SSgA Funds
                                          Intermediate U.S. Government/Credit            Management, Inc.
                                          Index, including reinvestment of
                                          dividends, at a risk level consistent
                                          with that of the Barclays Intermediate
                                          U.S. Government/Credit Index.




EQ ADVISORS TRUST --                   AXA
CLASS IB SHARES                    VOLATILITY
PORTFOLIO NAME                     MANAGEMENT
--------------------------------  ------------

ALL ASSET GROWTH -- ALT 20


AXA LARGE CAP GROWTH                   [x]
MANAGED VOLATILITY(2)





EQ/BOSTON ADVISORS
EQUITY INCOME


EQ/CALVERT SOCIALLY
RESPONSIBLE

EQ/CAPITAL GUARDIAN
RESEARCH

EQ/CORE BOND INDEX











EQ ADVISORS TRUST --
CLASS IB SHARES                    SHARE                                                     INVESTMENT MANAGER
PORTFOLIO NAME                     CLASS                      OBJECTIVE              (OR SUB-ADVISER(S), AS APPLICABLE)
--------------------------------  ------  -----------------------------------------  ----------------------------------

EQ/GAMCO SMALL                      IB    Seeks to maximize capital                   -  GAMCO Asset
COMPANY VALUE                             appreciation.                                  Management, Inc.

EQ/INTERMEDIATE                     IA    Seeks to achieve a total return before      -  AXA Equitable Funds
GOVERNMENT BOND                           expenses that approximates the total           Management Group, LLC
                                          return performance of the Barclays          -  SSgA Funds
                                          Intermediate U.S. Government Bond              Management, Inc.
                                          Index, including reinvestment of
                                          dividends, at a risk level consistent
                                          with that of the Barclays Intermediate
                                          U.S. Government Bond Index.

EQ/MFS INTERNATIONAL                IB    Seeks to achieve capital appreciation.      -  Massachusetts Financial
GROWTH                                                                                   Services Company d/b/a
                                                                                         MFS Investment
                                                                                         Management

EQ/MONEY MARKET                     IA    Seeks to obtain a high level of             -  The Dreyfus Corporation
                                          current income, preserve its assets
                                          and maintain liquidity.

EQ/MONTAG & CALDWELL                IB    Seeks to achieve capital appreciation.      -  Montag & Caldwell, LLC
GROWTH

EQ/QUALITY BOND PLUS                IB    Seeks to achieve high current income        -  AllianceBernstein L.P.
                                          consistent with moderate risk to            -  AXA Equitable Funds
                                          capital.                                       Management Group, LLC
                                                                                      -  RBC Global Asset
                                                                                         Management (U.S.) Inc.

EQ/T. ROWE PRICE GROWTH             IB    Seeks to achieve long-term capital          -  T. Rowe Price Associates,
STOCK                                     appreciation and secondarily, income.          Inc.

EQ/UBS GROWTH AND                   IB    Seeks to achieve total return through       -  UBS Global Asset
INCOME                                    capital appreciation with income as a          Management (Americas)
                                          secondary consideration.                       Inc.


EQ ADVISORS TRUST --                   AXA
CLASS IB SHARES                    VOLATILITY
PORTFOLIO NAME                     MANAGEMENT
--------------------------------  ------------

EQ/GAMCO SMALL
COMPANY VALUE

EQ/INTERMEDIATE
GOVERNMENT BOND







EQ/MFS INTERNATIONAL
GROWTH



EQ/MONEY MARKET



EQ/MONTAG & CALDWELL
GROWTH

EQ/QUALITY BOND PLUS





EQ/T. ROWE PRICE GROWTH
STOCK

EQ/UBS GROWTH AND
INCOME



DREYFUS STOCK INDEX FUND, INC. --
INITIAL SHARES                                               OBJECTIVE
-----------------------------------  --------------------------------------------------------

DREYFUS STOCK INDEX FUND,            The fund seeks to match the total return of the
INC.                                 Standard & Poor's(R) 500 Composite Stock Price
                                     Index.


DREYFUS STOCK INDEX FUND, INC. --               INVESTMENT MANAGER
INITIAL SHARES                          (OR SUB-ADVISER(S), AS APPLICABLE)
-----------------------------------  -----------------------------------------

DREYFUS STOCK INDEX FUND,            -  The Dreyfus Corporation
INC.                                 -  Index Fund Manager: Mellon
                                        Capital Management

FIDELITY(R) VARIABLE INSURANCE
PRODUCTS (VIP) -- INITIAL CLASS                              OBJECTIVE
-----------------------------------  --------------------------------------------------------

FIDELITY(R) VIP CONTRAFUND(R)        Seeks long-term capital appreciation.
PORTFOLIO


FIDELITY(R) VARIABLE INSURANCE                   INVESTMENT MANAGER
PRODUCTS (VIP) -- INITIAL CLASS          (OR SUB-ADVISER(S), AS APPLICABLE)
-----------------------------------  ------------------------------------------

FIDELITY(R) VIP CONTRAFUND(R)        -   Fidelity Management and
PORTFOLIO                                Research Company (FMR)


JANUS ASPEN SERIES --
INSTITUTIONAL SHARES                                       OBJECTIVE
----------------------------------  ------------------------------------------------------

BALANCED PORTFOLIO                  Seeks long-term capital growth, consistent with
                                    preservation of capital and balanced by current
                                    income.

ENTERPRISE PORTFOLIO                Seeks long-term growth of capital.

FORTY PORTFOLIO(3)                  Seeks long-term growth of capital.

GLOBAL RESEARCH PORTFOLIO           Seeks long-term growth of capital.


JANUS ASPEN SERIES --                          INVESTMENT MANAGER
INSTITUTIONAL SHARES                   (OR SUB-ADVISER(S), AS APPLICABLE)
----------------------------------  -----------------------------------------

BALANCED PORTFOLIO                  -   Janus Capital Management LLC



ENTERPRISE PORTFOLIO                -   Janus Capital Management LLC

FORTY PORTFOLIO(3)                  -   Janus Capital Management LLC

GLOBAL RESEARCH PORTFOLIO           -   Janus Capital Management LLC



(1) This variable investment option was involved in a planned conversion to a fund-of-funds structure on or about April 30, 2014, pursuant to shareholder and regulatory approval. Also, subject to regulatory approval, the variable investment's name will change on or about June 13, 2014, as listed in the table below.



                            CURRENT PORTFOLIO NAME                     NEW PORTFOLIO NAME

                         Multimanager Small Cap Growth            Charter(SM) Small Cap Growth



(2) This is the variable investment option's new name, effective on or about June 13, 2014. The variable investment option's former name was EQ/Equity Growth Plus.



(3) Unlike the other Portfolios, the Janus Aspen Forty Portfolio is a nondiversified, open-end management investment company. A nondiversified Portfolio may hold a larger position in a smaller number of securities than a diversified Portfolio. This means that a single security's increase or decrease in value may have a greater impact on the return and net asset value of a nondiversified Portfolio than a diversified Portfolio.



* On or about April 30, 2014, the investment objective changed from "Seeks to achieve long-term growth of capital with an emphasis on risk adjusted returns and managing volatility in the Portfolio" to "Seeks to achieve long-term growth of capital." Accordingly, this Portfolio no longer utilizes the AXA volatility management strategy.



YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. SHARE CLASSES, WHERE APPLICABLE, ARE DEFINED IN THE CORRESPONDING PORTFOLIO PROSPECTUS. THE PROSPECTUSES FOR THE PORTFOLIO CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF PORTFOLIO PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-487-6669.



PURCHASE OF PORTFOLIO SHARES BY MONY AMERICA VARIABLE ACCOUNT L


The Company purchases shares of each portfolio for the corresponding sub-account at net asset value, i.e. without a sales load. Generally, all dividends and capital gains distributions received from a Portfolio are automatically reinvested in the Portfolio at net asset value. The Company, on behalf of MONY America Variable Account L, may elect not to reinvest dividends and capital gains distributions. The Company redeems Portfolio shares at net asset value to make payments under the Policies.



Portfolio shares are offered only to insurance company separate accounts. The insurance companies may or may not be affiliated with the Company or with each other. This is called "shared funding." Shares may also be sold to separate accounts to serve as the underlying investments for variable life insurance policies, variable annuity policies and qualified plans. This is called "mixed funding." Currently, the Company does not foresee any disadvantages to policy owners due to mixed or shared funding. However, differences in tax treatment or other considerations may at some time create conflict of interests between owners of various contracts. The Company and the Boards of Directors of the Portfolios, and any other insurance companies that participate in the Portfolios are required to monitor events to identify material conflicts. If there is a conflict because of mixed or shared funding, the Company might be required to withdraw the investment of one or more of its separate accounts from the Portfolios. This might force the Portfolios to sell securities at disadvantageous prices.



The investment objectives of each of the Portfolios is substantially similar to the investment objectives of the subaccount which purchases shares of that Portfolio. No Portfolio can assure you that its objective will be achieved. You will find more detailed information in the prospectus of each Portfolio that you received with this prospectus. The Portfolios' prospectuses include information on the risks of each Portfolio's investments and investment techniques.



THE PORTFOLIOS' PROSPECTUSES ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

4. DETAILED INFORMATION ABOUT THE POLICY

The Fund Value in MONY America Variable Account L and the Guaranteed Interest Account provide many of the benefits of your policy. The information in this section describes the benefits, features, charges, and other major provisions of the policies and the extent to which those benefits depend upon the Fund Value.


APPLICATION FOR A POLICY

The policy design meets the needs of individuals as well as for corporations who provide coverage and benefits for key employees. A purchaser must complete an application and personally deliver it to a licensed agent of the Company, who is also a registered representative of AXA Advisors, LLC ("AXA Advisors"). The licensed agent submits the application to the Company. The policy may also be sold through other broker-dealers authorized under the law. (See "More about the policy -- Distribution of the policies"). A policy can be issued on the life of an insured for ages up to and including 80 with evidence of insurability that satisfies the Company. Policies offered to residents of, or issued for delivery in, the State of Maryland may only be issued on the life of an Insured for Ages up to and including Age 70 with evidence of insurability satisfactory to the Company. Policies offered to residents of, or issued for delivery in, the State of New Jersey may only be issued on the lives of Insureds between the Ages of 18 and 70, depending upon the health and smoking status of the Insured applicants. The age of the insured is the age on his or her birthday nearest to the date of the policy. The Company accepts the application subject to its underwriting rules, and may request additional information or reject an application.

The minimum Specified Amount you may apply for is $100,000. However, the Company reserves the right to revise its rules at any time to require a different minimum Specified Amount at issue for subsequently issued policies.

Each policy is issued with a policy date. The policy date is used to determine the policy months and years, and policy monthly, quarterly, semi-annual and annual anniversaries. The policy date is stated on page 1 of the policy. The policy date will normally be the later of (1) the date that delivery of the policy is authorized by the Company ("Policy Release Date"), or (2) the policy date requested in the application. No premiums may be paid with the application except under the temporary insurance procedures defined below.


TEMPORARY INSURANCE COVERAGE

If you want insurance coverage before the Policy Release Date, and are more than 15 days old and not more than 70 years old, you may be eligible for a temporary insurance agreement. You must complete an application for the policy and give it to the Company's licensed agent. The application contains a number of questions about your health. Your eligibility for temporary coverage will depend upon your answers to those questions. In addition, you must complete and sign the Temporary Insurance Agreement Form. You must also submit payment for at least one Minimum Monthly Premium for the Policy as applied for. Your coverage under the Temporary Insurance Agreement starts on the date you sign the form and pay the premium amount, or if later, the requested policy date. See "Premiums -- Premium flexibility."

Coverage under the Temporary Insurance Agreement ends (except for contracts issued in Kansas) on the earliest of:

     -  the Policy Release Date, if the policy is issued as applied for;

     - the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

     - no later than 90 days from the date the Temporary Insurance Agreement is signed;

     - the 45th day after the form is signed if you have not finished the last required medical exam;

     - 5 days after the Company sends notice to you that it declines to issue any policy; and

     -  the date you tell the Company that the policy will be refused.

For contracts issued in Kansas, coverage under the Temporary Insurance Agreement ends on the earliest of:

     -  the Policy Release Date, if the policy is issued as applied for;

     - the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

     -  the date you tell the Company that the policy will be refused; and

     - the day written notice of the declination and refund of premium is provided to the applicant.

If the insured dies during the period of temporary coverage, the death benefit will be:

     (1) the insurance coverage applied for (including any optional riders) up to $500,000, less

     (2) the deductions from premium and the monthly deduction due prior to the date of death.

Premiums paid for temporary insurance coverage are held in the Company's general account until the Policy Release Date. Except as provided below, interest is credited on the premiums (less any deductions from premiums) held in the Company's general account. The interest rate will be set by the Company, but will not be less than 5% per year. If the policy is issued and accepted, these amounts will be applied to the policy. These premiums will be returned to you (without interest) within 5 days after the earliest of:

     (1) the date you tell the Company that the policy will be refused. Your refusal must be (a) at or before the Policy Release Date, or (b) (if the policy is authorized for delivery other than as applied for), on or before the 15th day after the Policy Release Date; or

     (2) the date on which coverage under the Temporary Insurance Agreement ends other than because the applicant has died or the policy applied for is issued or refused.

Premiums will be returned to you with interest within 5 days after the date the Company sends notice to you declining to issue any policy.


INITIAL PREMIUM PAYMENT

Once your application is approved and you are issued a policy, the balance of the first scheduled premium payment is payable. The scheduled premium payment specified in your policy must be paid in full when your policy is delivered. Your policy if issued exactly as applied for, is effective on (1) the date we authorize its delivery, or (2) any later policy date requested in the application. If your policy is issued other than as applied for, the policy will take effect on the date it is delivered, as long as delivery and payment of any required costs are made while the insured is living. If you do not request a policy date or if the policy date you request is earlier than the Policy Release Date, any premium balance remitted by you earns interest until the Policy Release Date. The policy premium credited with interest equals amounts in the general account under the Temporary Insurance Agreement, plus interest credited minus deductions from premiums. The monthly deduction due prior to or on the Policy Release Date will be made. If you request a policy date which is later than the Policy Release Date, your premium will be held in the general account until the policy date. Premium held in the Company's general account earns an interest rate set by the Company, but will not be less than 5% per year. Upon the Policy Release Date (or when your premium payment is received if you did not pay premium when you applied for the policy) your premiums will be allocated to the Money Market Subaccount. When the Free Look Period ends, amounts held in the Money Market Subaccount will be allocated to the subaccounts of MONY America Variable Account L or the Guaranteed Interest Account pursuant to your instructions. (See "Right to examine a policy -- Free Look Period."


POLICY DATE

The Company may approve the backdating of a policy. However, the policy may be backdated for not more than 6 months (a shorter period is required in certain states) prior to the date of the application. Backdating can be to your advantage if it lowers the insured's issue age and results in lower cost of insurance rates. If the policy is backdated, the initial scheduled premium payment will include sufficient premium to cover the extra charges for the backdating period. Extra charges equal the monthly deductions for the period that the policy date is backdated.


RISK CLASSIFICATION

Insureds are assigned to underwriting (risk) classes. Risk classes are used in calculating the cost of insurance and certain rider charges. In assigning insureds to underwriting classes, the Company will normally use the medical or paramedical underwriting method. This method may require a medical examination of the proposed insured. The Company may use other forms of underwriting when it is considered appropriate.

You may generally ask us to review the tobacco habits of an insured person of attained age 18 or over in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

Similarly, after the first policy year, you may generally request us to review the insured person's risk class to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

For more information concerning possible limitations on any ratings changes, please see "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" in "Federal income tax considerations" in "Other information" later in this prospectus.

The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.


RIGHT TO EXAMINE A POLICY -- FREE LOOK PERIOD

The Free Look Period starts with the delivery of the Policy and ends on the latest of: (a) 10 days after its delivery to you; (b) 45 days after you sign
Part I of the application; and (c) 10 days after we mail or deliver a Notice of Withdrawal Right. During this period, you may cancel the policy and receive a refund of the full amount of the premium paid.

Your premiums will be allocated to the Money Market Subaccount until the end of the Free Look Period.


PREMIUMS

The policy is a flexible premium policy. The policy provides considerable flexibility, subject to the limitations described below, to pay premiums at your discretion.


PREMIUM FLEXIBILITY

The Company requires you to pay an amount equal to at least the Minimum Monthly Premium to put the policy in effect. If you want to pay premiums less often than monthly, the premium required to put the policy in effect is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of the scheduled premium payments. This Minimum Monthly Premium will be based upon:

     (1)  the policy's Specified Amount,

     (2)  any riders added to the policy, and

     (3)  the insured's

          (a)  Age,

          (b)  smoking status,

          (c) gender (unless unisex cost of insurance rates apply, see "Deductions from Fund Value -- Cost of insurance"), and

          (d)  underwriting class.

The Minimum Monthly Premium will be shown in the policy. Subject to the limitations described below, you may choose the amount and frequency of premium payments to reflect your varying financial conditions.

The policy is guaranteed not to lapse during the first two policy years if on each monthly anniversary the conditions previously described in "Summary of the policy" are met. See also "Grace period and lapse."

Generally, your policy remains in effect so long as your policy has Surrender Value. Charges that maintain your policy are deducted monthly from Fund Value. The Surrender Value of your policy is affected by:

     (1) the investment experience of any amounts in the subaccounts of MONY America Variable Account L,

     (2)  the interest earned in the Guaranteed Interest Account,

     (3) the deduction from Cash Value of the various charges, costs, and expenses imposed by the policy provisions, and

     (4)  Outstanding debt.

This in turn affects the length of time your policy remains in effect without the payment of additional premiums. Therefore, coverage will last as long as the Surrender Value of your policy is sufficient to pay these charges. See "Grace period and lapse."

SCHEDULED PREMIUM PAYMENTS (PLANNED PREMIUM PAYMENTS)

When you apply for a policy, you determine a scheduled premium payment. This scheduled premium payment provides for the payment of level premiums at fixed intervals over a specified period of time. You will receive a premium reminder notice for the scheduled premium payment amount on an annual, semiannual or quarterly basis, at your option. The minimum scheduled premium payment equals the Minimum Monthly Premium multiplied by 12 divided by the scheduled premium payment frequency. Although reminder notices will be sent, you may not be required to pay scheduled premium payments after the first 2 policy years. For policies offered to residents of, or issued for delivery in the Commonwealth of Massachusetts, you will determine a Planned Premium Payment. The Planned Premium Payment provides for the payment of level premiums at fixed intervals over a specified period of time. For those policy owners, the term "Scheduled Premium Payment" used in this Prospectus refers to "Planned Premium Payment."

You may elect to make monthly premium payments by the MONYMatic Plan. Based on your policy date, up to two Minimum Monthly Premiums may be required to be paid manually before premiums may be paid by the MONYMatic Plan. Paying premiums by electronic funds transfer requires you to authorize the Company to withdraw premiums from your checking account each month.

Payment of the scheduled premium payments will not guarantee that your policy will remain in effect. (See "Grace period and lapse.")


GUARANTEED DEATH BENEFIT RIDER

When you apply for a policy, you will be able to choose to add as an optional insurance benefit the Guaranteed Death Benefit Rider. This rider may extend the period that the Specified Amount of your policy and certain other rider coverages will remain in effect if the subaccounts suffer adverse investment experience. The Guaranteed Death Benefit Rider is not available on policies offered to residents of, or issued for delivery in, the Commonwealth of Massachusetts or the States of New Jersey and Texas. (See "Other optional insurance benefits.")


MODIFIED ENDOWMENT CONTRACTS

The amount, frequency and period of time over which you pay premiums may affect whether your policy will be classified as a modified endowment contract. A modified endowment contract is a type of life insurance policy subject to different tax treatment than that given to a conventional life insurance policy. The difference in tax treatment occurs when you take certain pre-death distributions from your policy. See "Federal income tax considerations -- Modified Endowment Contracts."


UNSCHEDULED PREMIUM PAYMENTS

Generally, you may make premium payments at any time and in any amount as long as each payment is at least $250. However, if the premium payment you wish to make exceeds the Scheduled Premium payments for the policy, the Company may reject or limit any unscheduled premium payment that would result in an immediate increase in the death benefit payable. An immediate increase would occur if the policy's death benefit exceeds the Specified Amount for the policy. The policy's death benefit would exceed the Specified Amount of the policy if your Fund Value multiplied by the death benefit percentage determined in accordance with the federal income tax law definition of life insurance exceeds the Specified Amount. See "Death benefits under the policy," and "Federal income tax considerations." However, such a premium may be accepted if you provide us with satisfactory evidence of insurability. If satisfactory evidence of insurability is not received, the payment or a part of it may be returned. In addition, all or a part of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.

Payments you send to us will be treated as premium payments, and not as repayment of Outstanding Debt, unless you request otherwise. If you request that the payment be treated as a repayment of Outstanding Debt, any part of a payment that exceeds the amount of Outstanding Debt will be applied as premium payments. Applicable taxes and sales charges are only deducted from any payment that constitutes a premium payment.


PREMIUM PAYMENTS AFFECT THE CONTINUATION OF THE POLICY

If you skip or stop paying premiums, the policy will continue in effect until the Surrender Value can no longer cover (1) the monthly deductions from the Fund Value for the policy, and (2) the charges for any optional insurance benefits added by rider. See "Grace period and lapse."

Your policy is guaranteed to remain in effect as long as:

     (a)  the Surrender Value is greater than zero; or

     (b) you have purchased the Guaranteed Death Benefit Rider and you have met all its requirements; or

     (c) during the first two policy years, the Minimum Monthly Premium requirements are satisfied.


ALLOCATION OF NET PREMIUMS

Net premiums may be allocated to any of the available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, and no allocation may be for less than 5% of a net premium. Allocation percentages must sum to 100%.


You may change the allocation of net premiums at any time by submitting a proper written request to the Company's Operations Center at 5788 Widewaters Parkway, Syracuse, NY 13214. In addition, you may make changes in net premium allocation instructions by telephone if a properly completed and signed telephone transfer authorization form has been received by us at our Operations Center. The Company may stop making available the ability to give net premium allocation instructions by telephone at any time, but it will give you notice before doing so if we have received your telephone transfer authorization form. See "Telephone/fax/Internet transactions." Whether you give us instructions in writing or by telephone, the revised allocation percentages will be effective on the Valuation Date we receive your instructions.


Unscheduled premium payments may be allocated either by percentage or by dollar amount. If the allocation is expressed in dollar amounts, the 5% limit on allocation percentages does not apply.


You may also elect to change allocation instructions for future premiums via the Internet by completing a transaction authorization form online at www.axa.com. See "Telephone/fax/Internet transactions".




DEATH BENEFITS UNDER THE POLICY


When your policy is issued, the initial amount of insurance ("Specified Amount") is shown on the specification page of your policy. The minimum Specified Amount is $100,000.

As long as the policy is in effect, the Company will, upon proof of death of an insured, pay death benefit proceeds to a named beneficiary. Death benefit proceeds will consist of:

     (1)  The policy's death benefit, plus

     (2)  Any insurance proceeds provided by rider, less


     (3) Any Outstanding Debt reduced by any unearned loan interest (and, if in the Grace Period, less any overdue charges), less


     (4) If death occurs during a period for which a monthly deduction has not been made, any monthly deduction that may apply to that period, including deduction for the month of death.

You may select one of two death benefit Options: Option I or Option II. Generally, you designate the death benefit option in your application. If no option is designated, the Company assumes Option I has been selected. Subject to certain restrictions, you can change the death benefit option selected. As long as your policy is in effect, the death benefit under either option will never be less than the Specified Amount of your policy.

OPTION I -- The death benefit equals the greater of:

     (a) The Specified Amount on date of death, plus the increase in Fund Value since last Monthly Anniversary Day; and

     (b) The Fund Value on date of death, plus the applicable death benefit percentage of the Fund Value on the last Monthly Anniversary Day.


The death benefit percentages vary according to the age of the insured and will be at least equal to the percentage defined by the Internal Revenue Code. The Internal Revenue Code establishes two alternative definitions of a life insurance policy for tax purposes. See "Federal income tax considerations." The definition applicable to your policy requires the death benefit to be no less than a stated percentage of your policy's Fund Value. (The applicable percentages are set forth in Appendix I to this prospectus and in your policy.) As adjusted for the manner in which the Company defines the death benefit under your Policy, the death benefit percentage applicable to insureds 40 or under is 150% and declines for older insureds. If you seek to have favorable investment performance reflected in increasing Fund Value, and not in increasing insurance coverage, you should choose Option I.


OPTION II -- The death benefit equals the greater of:

      (a) The Specified Amount of the policy, plus the Fund Value as of date of death; and

      (b) The Fund Value on date of death, plus the applicable death benefit percentage of the Fund Value on the last Monthly Anniversary Day.

The Fund Value used in these calculations is determined as of the date of the insured's death. The death benefit percentage is the same as that used for Option I and is stated in Appendix A. The death benefit in Option II will always vary as Fund Value varies. If you seek to have favorable investment performance reflected in increased insurance coverage, you should choose Option II.


EXAMPLES OF OPTIONS I AND II

The following examples demonstrate the determination of death benefits under Options I and II. The examples show three policies with the same Specified Amount, but Fund Values that vary as shown. It is assumed that the insured is age 40 at the time of death and that there is no Outstanding Debt. The date of death is also assumed to be on a monthly anniversary day.

                                                                                           POLICY 1        POLICY 2        POLICY 3
                                                                                         -----------     -----------     -----------
Specified Amount.....................................................................    $   100,000     $   100,000     $   100,000
Fund Value on Date of Death..........................................................    $    35,000     $    60,000     $    85,000
Death Benefit Percentage.............................................................           150%            150%            150%
Death Benefit under Option 1.........................................................    $   100,000     $   150,000     $   212,500
Death Benefit under Option II........................................................    $   135,000     $   160,000     $   212,500


Option I, Policy 1: The death benefit equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) and the Fund Value plus the Fund Value multiplied by the death benefit percentage ($35,000 + ($35,000 x 150%) = $87,500).

Option I, Policies 2 & 3: The death benefit is equal to the Fund Value plus the Fund Value multiplied by the death benefit percentage since ($60,000 + ($60,000 x 150%) = $150,000 for Policy 2; $85,000 + ($85,000 x 150%) = $212,500
for Policy 3) is greater than the Specified Amount ($100,000).

Option II, Policy 1: The death benefit equals $135,000 since the Specified Amount plus the Fund Value ($100,000 + $35,000 = $135,000) is greater than the Fund Value plus the Fund Value multiplied by the death benefit percentage ($35,000 + ($35,000 x 150%) = $87,500).

Option II, Policy 2: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $60,000 = $160,000) since it is greater than the Fund Value plus the Fund Value multiplied by the death benefit percentage ($60,000 + ($60,000 x 150%) = $150,000).

Option II, Policy 3: The death benefit is the Fund Value plus the Fund Value multiplied by the death benefit percentage ($85,000 + ($85,000 x 150%) = $212,500) since it is greater than the Specified Amount plus the Fund Value ($100,000 + $85,000 = $185,000).


The Company pays death benefit proceeds to a beneficiary in a lump sum or under a payment plan offered under the policy. The policy should be consulted for details. Payments made to a beneficiary under a payment plan could have tax consequences. See "Federal income tax considerations."



CHANGES IN DEATH BENEFIT OPTION

You may request that the death benefit option under your policy be changed from Option I to Option II, or Option II to Option I. You may make a change by sending a written request to the Company's Operations Center. A change from Option II to Option I is made without providing evidence of insurability. A change from Option I to Option II will require that you provide satisfactory evidence of insurability. The effective date of a change requested between monthly anniversaries will be the next monthly anniversary day after the change is accepted by the Company.

If you change from Option I to Option II your policy's Specified Amount is reduced by the amount of the policy's Fund Value at the date of the change. This maintains the death benefit payable under Option II at the amount that would have been payable under Option I immediately prior to the change. The total death benefit will not change

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
immediately. The change to Option II will affect the determination of the death benefit from that point on. As of the date of the change, the Fund Value will be added to the new specified Amount. The death benefit will then vary with the Fund Value. This change will not be permitted if it would result in a new Specified Amount of less than $100,000.

If you change from Option II to Option I, the Specified Amount of the policy will remain the same. The death benefit will be reduced to the Specified Amount. However, the death benefit will equal the Fund Value on the date of death plus the Fund Value on the Monthly Anniversary day prior to the date of death times the Death Benefit Percentage if that amount is greater than the Specified Amount. The change to Option I will generally reduce the death benefit payable in the future.

A change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk. Generally, the net amount at risk is the amount by which the death benefit exceeds Fund Value. See "Deductions from Fund Value -- Cost of insurance." If the policy's death benefit is not based on the death benefit percentage under Option I or II, changing from Option II to Option I will generally decrease the net amount at risk. Therefore, this change may decrease the cost of insurance charges. Changing from Option I to Option II will generally result in a net amount at risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time. This results because the cost of insurance rates increase with the insured's age. Changing the Death Benefit Option may have tax consequences.


CHANGES IN SPECIFIED AMOUNT

You may request an increase or decrease in the Specified Amount under your policy subject to Company approval. A change in the Specified Amount may be made at any time after the second policy anniversary. Increases in Specified Amount are not permitted on or after the insured's age 81 or if the monthly deduction is being waived. For policies offered to residents of, or issued for delivery in, the State of New Jersey, increases in Specified Amount are not permitted after the insured's age 66. Increasing the Specified Amount will generally increase the policy's death benefit. Decreasing the Specified Amount will generally decrease the policy's death benefit. The amount of change in the death benefit depends on (1) the death benefit option chosen, and (2) whether the death benefit under the policy is being computed using the death benefit percentage at the time of the change. Changing the Specified Amount could affect the subsequent level of the death benefit while the policy is in effect and the policy values. For example, an increase in Specified Amount may increase the net amount at risk, which will increase your cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which may decrease your cost of insurance over time.

To increase or decrease the Specified Amount, send a written application to the Company's Operations Center. It will become effective on the monthly anniversary day on or next following the Company's acceptance of your request. If you are not the insured, the Company may also require the consent of the insured before accepting a request. See "Other information -- Federal income tax considerations" for certain possible tax consequences and limitations.


INCREASES

An increase of Specified Amount requires that additional, satisfactory evidence of insurability be provided to the Company. An increase will not be given for increments of Specified Amount less than $10,000.

When you request an increase in Specified Amount, a new "coverage segment" is created for which cost of insurance and other charges are computed separately. See "Charges and deductions." In addition, the fund charge associated with your policy will increase. The fund charge for the increase is computed in a similar way as for the original Specified Amount. The target premiums and the required premiums under the Guaranteed Death Benefit Rider, if applicable, will also be adjusted. The adjustment will be done prospectively to reflect the increase. If the Specified Amount is increased when a premium payment is received, the increase will be processed before the premium payment is processed. You cannot increase the Specified Amount if monthly deductions are being waived under the Waiver of Monthly Deduction rider.

If an increase creates a new coverage segment of Specified Amount, Fund Value after the increase will be allocated, (1) first to the original coverage segment, and (2) the new coverage segments. Allocation to new coverage segments will be in the same proportion that the guideline annual premiums for each segment bear to the sum of guideline annual premiums for all segments. Guideline annual premiums are defined by federal securities law. Fund Value will also be allocated to each coverage segment.

You will have the right to cancel an increase in the Specified Amount within the later of (1) 45 days after Part I of the application for the increase is signed, (2) ten days (or longer in certain states) after receipt of the policy endorsement applicable to the increase, or (3) ten days after mailing or personal delivery of a notice as to the availability of the

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
Free Look provision. If the increase is canceled, any charges attributable to the increase will be reversed and then added to your Fund Value, without sales or other loads. The policy fund charge will also be adjusted to the amount which would have existed had the increase never taken place.


DECREASES

Any decrease in Specified Amount (whether requested by you or resulting from a partial surrender or a death benefit option change) will be applied:

     (1) To reduce the coverage segments of Specified Amount associated with the most recent increases, then

     (2)  To the next most recent increases successively, and last

     (3)  To the original Specified Amount.

A decrease will not be permitted if the Specified Amount would fall below $100,000. A decrease will not be given if less than $10,000.

If the reduction decreases the Specified Amount during the Fund Charges period, the Fund Charges on the remaining Specified Amount will be reduced. However, an amount equal to the reduction in the Fund Charges will be deducted from the Fund Value. See "Charges and deductions -- Fund charges." Target premiums, and the required premiums under the Guaranteed Death Benefit Rider, if applicable, will also be adjusted for the decrease in Specified Amount. If the Specified Amount is decreased when a premium payment is received, the decrease will be processed before the premium payment is processed. Rider coverages may also be affected by a decrease in Specified Amount.

The Company reserves the right to reject a requested decrease. Decreases will not be permitted if:

     (1) Compliance with the guideline premium limitations under federal tax law resulting from the decrease would result in immediate termination of your policy,

     (2) To effect the decrease, payments to you would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Surrender Value of your policy, or

     (3) The decrease would result in a Specified Amount which is less than the Specified Amount we then allow or if the resulting Fund Value would be less than the product of: (a) the number of months to the next policy anniversary, times (b) the monthly deduction.

If a requested change is not approved, we will send you a written notice of our decision. See "Federal income tax considerations" for information on how changes in benefits can have limitations and tax implications under various tax rules.


OTHER OPTIONAL INSURANCE BENEFITS

Subject to availability and certain requirements, you may elect to add one or more of the optional insurance benefits described below. These optional benefits are added to your Policy by an addendum called a "rider." The amounts of these benefits are fully guaranteed when issued. As applicable, a charge is deducted monthly from the Fund Value for each optional benefit added to your Policy. You can cancel these benefits at any time.

The Company or your financial professional can provide you with more information about these optional insurance benefits and their limitations. Some of these benefits may be selected only when you apply for your Policy. Some benefits are not available in combination with others and may not be available in your State. In addition, adding or canceling these benefits may have an effect on your Policy's status as a modified endowment contract. We can add, delete or modify the riders we are making available at any time before they become an effective part of your policy.

See "Federal income tax considerations" and "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" under "Other information" for certain possible tax consequences and limitations of adding or deleting optional insurance benefits.


GUARANTEED DEATH BENEFIT RIDER

When you apply for your policy you will be able to add as an optional insurance benefit the Guaranteed Death Benefit Rider. This rider provides under certain circumstances a death benefit (equal to the Specified Amount only of your policy) and may keep certain rider coverages in effect, even if the Cash Value of the policy is zero on any monthly anniversary date.

The Guaranteed Death Benefit Rider allows you to choose the length of the period during which the policy is guaranteed to remain in effect. The available two periods are:

     - until the Insured age reaches 75 (but not less than 10 years from the Policy Date); or

     -  until the Maturity Date of your policy.

To remain in effect, the Guaranteed Death Benefit Rider requires that you have paid a certain amount of premiums during the time that the rider is in effect. This amount is described in the next paragraph. If the premiums you have paid do not equal or exceed this amount, the rider will end subject to the rider's grace period. In addition, this rider will automatically end at the later of the insured's age 75 or ten years from the policy date or the Maturity Date of the Policy ("Guarantee Period"). An extra charge will be deducted from your Fund Value each month during the Guarantee Period. This charge will end when the rider is no longer in force. See "Deductions from Fund Value -- Guaranteed Death Benefit Charge"

On each monthly anniversary day we test to determine whether you have paid the amount of premiums you are required to pay in order to keep the Guaranteed Death Benefit Rider you have chosen in effect. To remain in effect, we make two calculations.

The first calculation shows the net premiums you have paid. We:

     (1)  total the actual premiums you have paid for the policy, and

     (2)  subtract the amount of:

          (a)  partial surrenders (and associated fees), and

          (b)  outstanding debt

The second calculation shows the amount of premiums the rider required you to pay. We:

     (1)  take the Monthly Guarantee Premium specified by the rider and

     (2)  multiply it by the number of complete months since the policy date.

If the net premiums you have paid equals or exceeds the amount of premiums the rider required you to pay, the rider remains in effect until the next monthly anniversary date. If the amount of premiums the rider required you to pay exceeds the net premiums you have paid, we will send you a notice that requires you to pay additional premiums within the time specified in the notice. This time is called the grace period for the rider. If you fail to pay the additional premiums required the Guarantee Period, and therefore the rider, will end. Once ended, the rider cannot be reinstated.

The grace period for this rider is explained in the section called "Grace period and lapse -- if Guaranteed Death Benefit Rider is in effect."

The Guaranteed Death Benefit Rider is not available on policies offered to residents of, or issued for delivery in, the Commonwealth of Massachusetts or the states of New Jersey or Texas. Because the Guaranteed Death Benefit Rider is not available, the Grace Period and Lapse will be treated as if the Guaranteed Death Benefit is not in effect.

It is important to consider the Guaranteed Death Benefit Rider premium requirements when setting the amount of the scheduled premium payments for your policy. (See Appendix C.)


SPOUSE'S TERM RIDER

This rider provides for term insurance benefits on the life of the insured's spouse, to the spouse's age 80. The minimum amount of coverage is $25,000. The rider coverage may be converted without evidence of insurability to any level premium, level face amount permanent plan of insurance offered by the Company or any other plan we choose to offer, at any time prior to the spouse's age 65 or 5 years from the issue of the rider, if later. (This rider is no longer available for new elections.)


CHILDREN'S TERM INSURANCE RIDER

This rider provides term insurance coverage on the lives of the dependent children of the insured under age 18. The coverage continues to the policy anniversary nearest the Insured's Age 65 or the child's 22nd birthday, if earlier. It provides coverage for children upon birth or legal adoption without presenting evidence of insurability. Coverage is limited to the lesser of one-fifth of the initial Specified Amount or $10,000. Upon the expiration of the rider coverage, it may be converted to any level premium, level face amount permanent plan of insurance then offered by the Company or any other plan we choose to offer.


ACCIDENTAL DEATH BENEFIT RIDER

This rider pays the benefit amount selected if the insured dies as a result of an accident. The loss must occur after the insured's age 5 and prior to insured's age 70 and within 90 days of the accident. A benefit equal to twice the rider amount is payable if:

     (1)  accidental death occurs as the result of riding as a passenger, and

     (2) the accidental death occurred while riding in a public conveyance, and

     (3) the public conveyance was being operated commercially to transport passengers for hire.

The maximum amount of coverage is the initial specified amount but not more than the greater of:

     (1) $100,000 total coverage of all such insurance in the Company or its affiliates, or

     (2) $200,000 of all such coverages regardless of insurance companies issuing such coverages.


PURCHASE OPTION RIDER

This rider provides the option to purchase up to $50,000 of additional coverage without providing additional evidence that the insured remains insurable. Coverage may be added on each policy anniversary when the insured's age is 25, 28, 31, 34, 37 and 40. In addition, the future right to purchase new insurance on the next option date may be advanced and exercised immediately upon the following events:

     -  Marriage of the insured.

     -  Birth of a child of the insured.

     -  Legal adoption of a child by insured.

A period of term insurance is automatically provided starting on the date of the specified event. The interim term insurance, and the option to accelerate the purchase of the coverage expires 60 days after the specified event.


WAIVER OF MONTHLY DEDUCTION RIDER

This rider provides for the waiver of certain charges while the insured has a covered total disability for 6 months without interruption and the policy is in effect. While the insured is disabled, no deductions are made for (1) monthly administrative charges, (2) cost of insurance charges, and rider charges. During this period the charges are waived and therefore not deducted from the Fund Value. This rider does not waive the payment of premiums required by the Guaranteed Death Benefit Rider. The duration of the benefit depends on the age of the insured when the covered total disability occurs.


BENEFITS AT MATURITY

The maturity date for this policy is the policy anniversary on which the insured is age 95. If the insured is living on the maturity date, the Company will pay to you, as an endowment benefit, the Surrender Value of the policy. See "Other Information -- Federal income tax considerations" for the tax treatment of an endowment benefit. Ordinarily, the Company pays within seven days of the policy anniversary. Payments may be postponed in certain circumstances. See "Payments." Premiums will not be accepted, nor will monthly deductions be made, after the maturity date.


POLICY VALUES

FUND VALUE

The Fund Value is the sum of the amounts under the policy held in each subaccount of MONY America Variable Account L and any Guaranteed Interest Account. It also includes the amount set aside in the Company's Loan Account, and any interest, to secure Outstanding Debt.

On each Valuation Date, the part of the Fund Value allocated to any particular subaccount is adjusted to reflect the investment experience of that subaccount. On each monthly anniversary day, the Fund Value also is adjusted to reflect interest on the Guaranteed Interest Account and the Loan Account and the assessment of the monthly deduction. See "Determination of Fund Value." No minimum amount of Fund Value allocated to a particular subaccount is guaranteed. You bear the risk for the investment experience of Fund Value allocated to the sub-accounts.

CASH VALUE

The Cash Value of the policy equals the Fund Value less Fund Charge. Thus, the Fund Value exceeds your policy's Cash Value by the amount of the surrender charge. Once the surrender charge expires, the Cash Value equals the Fund Value.


DETERMINATION OF FUND VALUE

Although the death benefit under a policy can never be less than the policy's Specified Amount, the Fund Value will vary. The Fund Value varies depending on several factors:

     -  Payment of premiums.

     -  Amount held in the Loan Account to secure any Outstanding Debt.

     -  Partial surrenders.

     -  Preferred Partial Surrenders.

     -  The charges assessed in connection with the policy.

     -  Investment experience of the subaccounts.

     -  Amounts credited to the Guaranteed Interest Account.

There is no guaranteed minimum Fund Value (except to the extent that you have allocated net premium payments and cash values to the Guaranteed Interest Account) and you bear the entire risk relating to the investment performance of Fund Value allocated to the subaccounts.

The Company uses amounts allocated to the subaccounts to purchase shares of the corresponding portfolios of the Funds. The values of the subaccounts reflect the investment experience of the corresponding portfolio. The investment experience reflects:

     -  The investment income.

     -  Realized and unrealized capital gains and losses.

     -  Expenses of a portfolio including the investment adviser fees.

     -  Any dividends or distributions declared by a portfolio.


Any dividends or distributions from any of the Portfolios are reinvested automatically in shares of the same Portfolio. The subaccount value will also reflect the mortality and expense risk charges the Company makes each day to the Variable Account.


Amounts allocated to the subaccounts are measured in terms of units. Units are a measure of value used for bookkeeping purposes. The value of amounts invested in each subaccount is represented by the value of units credited to the policy for that subaccount. (See "Calculating unit values for each subaccount.") On any day, the amount in a subaccount of MONY America Variable Account L is equal to the unit value times the number of units in that subaccount credited to the policy. The units of each subaccount will have different unit values.

Units of a subaccount are purchased (credited) whenever premiums or amounts transferred (including transfers from the Loan Account) are allocated to that subaccount. Units are redeemed (debited) to:

     -  Make partial surrenders.

     -  Make Preferred Partial Surrenders.

     -  Make full surrenders.

     - Transfer amounts from a subaccount (including transfers to the Loan Account).

     -  Pay the death benefit when the insured dies.

     -  Pay monthly deductions from the policy's Fund Value.

     -  Pay policy transaction charges.

     -  Pay surrender charges.

The number of units purchased or redeemed is determined by dividing the dollar amount of the transaction by the unit value of the affected subaccount, computed after the close of business that day. The number of units changes only as a result of policy transactions or charges. The number of units credited will not change because of later changes in unit value.


Transactions are processed when a premium or an acceptable written or telephone request is received at the Company's Operations Center. If the premium or request reaches our Operations Center on a day that is not a Valuation Date, or after the close of business on a Valuation Date (after 4:00 PM Eastern Time), the transaction date will be the next Valuation Date. All policy transactions are performed as of a Valuation Date. If a transaction date or monthly anniversary day occurs on a day other than a Valuation Date (e.g., Saturday), the calculations will be done on the next day that the New York Stock Exchange is open for trading.



You may also elect to transfer Fund Value via the Internet by completing a transaction authorization form online at www.axa.com. See
"Telephone/fax/Internet transactions".



CALCULATING FUND VALUE

The Fund Value of your policy on the policy date is:

     (a)  the net premiums received by us on or before the policy date; less

     (b)  the monthly deduction due on the policy date.

After that, we make Fund Value calculations on Valuation Dates. On any Valuation Date, we determine the Fund Value of a policy as follows:

     (a) determine the policy's Fund Value in each subaccount (see below) on that Valuation Date;

     (b) determine the amount of any refund by multiplying the Fund Value in the subaccount by 0.04167%. This refund is determined and allocated to each subaccount on each monthly anniversary day after the 10th policy anniversary. It is based on current expectations as to mortality, investment earnings, persistency and expenses, and is not guaranteed;

     (c)  total the Fund Value in each subaccount on that Valuation Date;

     (d) add the Fund Value in the Guaranteed Interest Account on that Valuation Date; this is the accumulated value with interest of the net premiums allocated, and amounts transferred, to the Guaranteed Interest Account before that Valuation Date, decreased by any allocations against the Guaranteed Interest Account before that Valuation Date for: (i) any amounts transferred to Loan Account; (ii) any amounts transferred to the sub-accounts and applicable transfer charge; (iii) any partial surrender and its fee; and (iv) any monthly deductions.

     (e)  add any amounts in the Loan Account on that Valuation Date;

     (f) add interest credited on that Valuation Date on the amounts in the Loan Account since the last monthly anniversary day;

     (g)  add any net premiums received on that Valuation Date;

     (h) deduct any partial surrender, and its fee, made on that Valuation Date; and

     (i)  deduct any monthly deduction to be made on that Valuation Date.


CALCULATING UNIT VALUES FOR EACH SUBACCOUNT

The Company calculates the unit value of a subaccount on any Valuation Date as follows:

     (1) Calculate the value of the shares of the portfolio belonging to the subaccount as of the close of business that Valuation Date. This calculation is done before giving effect to any policy transactions for that day, such as premium payments or surrenders. For this purpose, the net asset value per share reported to the Company by the managers of the portfolio is used.

     (2) Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

     (3) Subtract a charge for the mortality and expense risk assumed by the Company under the policy. See "Daily deductions from MONY America Variable Account -- Mortality and Expense Risk Charge." If the previous day was not a Valuation Date, then the charge is adjusted for the additional days between valuations.

     (4) Divide the resulting amount by the number of units held in the subaccount on the Valuation Date before the purchase or redemption of any units on that date.

The unit value of each subaccount on its first Valuation Date was set at $10.00.


TRANSFER OF FUND VALUE


You may transfer Fund Value among the subaccounts after the Free Look Period by sending a proper written request to the Company's Operations Center. Transfers may be made by telephone if you have proper authorization. See "Telephone/fax/Internet transactions." Currently, there are no limitations on the number of transfers between subaccounts. There is also no minimum amount required: (1) to make a transfer, or (2) to remain in the subaccount after a transfer. You may not make a transfer if your policy is in the grace period and a payment required to avoid lapse is not paid. See "Grace period and lapse." No charges are currently imposed upon transfers. However, the Company reserves the right to assess a $25 transfer charge in the future on policy transfers in excess of four during a policy year and to discontinue telephone transfers.



You may also elect to transfer Fund Value via the Internet by completing a transaction authorization form online at www.axa.com. See
Telephone/fax/Internet transactions.


After the Free Look Period, Fund Value may also be transferred from the subaccounts to the Guaranteed Interest Account. Transfers from the Guaranteed Interest Account to the subaccounts will only be permitted in the policy month following a policy anniversary as described in "The Guaranteed Interest Account."

Please see "Allocation options" in "Summary of the policy" for more information about your role in managing your allocations.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the subaccounts invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.



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
We offer subaccounts with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as subaccounts with underlying portfolios of outside trusts with which AXA Equitable has entered into participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same subaccount within a five business day period as potentially disruptive transfer activity.

When a policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the policy owner explaining that the Company has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. The current and any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


RIGHT TO EXCHANGE POLICY

During the first 24 months following the policy date or an increase in the Specified Amount, you may exchange your policy for a policy where the investment experience is guaranteed. To accomplish this, the entire amount in the subaccounts of MONY America Variable Account L is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your policy for the equivalent of a flexible premium universal life policy. See "The Guaranteed Interest Account." No charge is imposed on the transfer when you exercise the exchange privilege.


POLICY LOANS


You may borrow money from the Company at any time using your policy as security for the loan. You take a loan by submitting a proper written request to the Company's Operations Center. You may take a loan any time your policy has a positive Cash Value. The minimum amount you may borrow is $250. The maximum amount you may borrow at any time is 90% of the Cash Value of your policy less any Outstanding Debt. (If you request a loan on a monthly anniversary day, the maximum loan is reduced by the monthly deduction due on that day.) The Outstanding Debt is the cumulative amount of outstanding loans and loan interest payable to the Company at any time.


Loan interest is payable in advance on each policy anniversary at an annual rate of 5.4%. Interest on the full amount of any Outstanding Debt for the following Policy Year is due on the policy anniversary, until the Outstanding Debt is repaid. If interest is not paid when due, it will be added to the amount of the Outstanding Debt.

You may repay all or part of the Outstanding Debt at any time while your policy is in effect. Only payments shown as loan or interest payments will be treated as such. If a loan repayment is made which exceeds the Outstanding Debt, the excess will be applied as a scheduled premium payment. The payment will be subject to the rules on acceptance of premium payments.

When you take a loan, an amount equal to the loan is transferred out of the subaccounts and the Guaranteed Interest Account into the Loan Account to secure the loan. Within certain limits, you may specify the amount or the percentage of the loan amount to be deducted from the subaccounts and the Guaranteed Interest Account. If the Policy Owner does not specify the source of the transfer, or if the transfer instructions are incorrect, loan amounts will be deducted from the Subaccounts and the Guaranteed Interest Account in the proportion that each bears to the Fund Value less Outstanding Debt. On each policy anniversary, an amount equal to the loan interest due and unpaid for the policy year will be transferred to the Loan Account. The transfer is made from the subaccounts and the Guaranteed Interest Account on the basis you specify, or, if you do not specify, on a proportional basis.

The Fund Value in the Loan Account in excess of the Outstanding Debt will be allocated to the subaccounts and/or the Guaranteed Interest Account in a manner determined by the Company.

The Loan Account is part of the Company's general account. Amounts held in the Loan Account are credited monthly with an annual rate of interest not less than 5%. After the tenth Policy anniversary, it is expected the annual interest rate that applies to the Loan Account will be 0.5% higher than otherwise applicable. This increase is not guaranteed.

Loan repayments release funds from the Loan Account. Unless you request otherwise, amounts released from the Loan Account will be transferred into the subaccounts and Guaranteed Interest Account pursuant to your most recent valid allocation instructions for scheduled premium payments, subject to the limitation of maintaining no more than $250,000 in the Guaranteed Interest Account. In addition, any interest earned on the amount held in the Loan Account will be transferred to each of the Subaccounts and Guaranteed Interest Account on the same basis.

Amounts held in the Loan Account to secure Outstanding Debt forego the investment experience of the subaccounts and the current interest rate of the Guaranteed Interest Account. Thus Outstanding Debt, whether or not repaid, has a permanent effect on your policy values and may have an effect on the amount and duration of the death benefit. If not repaid, the Outstanding Debt will be deducted from the amount of the death benefit upon the death of the insured, or the value paid upon surrender or maturity.

Outstanding Debt may affect the length of time the policy remains in effect. During the first 2 policy years, your policy will lapse when (1) the sum of all premiums paid less partial surrenders, fees and Outstanding Debt is less than the required minimum premium amount, and (2) the minimum payment required is not made during the grace period. After the second policy anniversary (or, in some instances, the second anniversary following an increase), your policy will lapse when (1) Cash Value less Outstanding Debt is insufficient to cover the monthly deduction against the policy's Fund Value on any Monthly Anniversary Day, and (2) the minimum payment required is not made during the grace period. Moreover, the policy may enter the grace period more quickly when Outstanding Debt exists, because the Outstanding Debt is not available to cover the monthly deduction. In addition, the guarantee period under the Guaranteed Death Benefit Rider may end if total premiums received less any partial surrenders and their fees and less any Outstanding Debt, do not exceed the premium required under that Rider. Additional payments or repayments of a part of Outstanding Debt may be required to keep the Policy or Rider in effect. See "Grace period and lapse."

A loan will not be treated as a distribution from your policy and will not result in taxable income to you unless your policy is a modified endowment contract. If your policy is a modified endowment contract, a loan will be treated as a distribution that may give rise to taxable income. If your policy lapses with an outstanding loan balance there could be adverse federal income tax consequences depending on the particular facts and circumstances. For example, if (1) your policy lapses with an outstanding loan balance, and (2) it does not lapse under a non-forfeiture option, you can have ordinary income to the extent the outstanding loan exceeds your investment in the policy (i.e. generally premiums paid less prior non-taxable distributions). For more information on the tax treatment of loans, see "Federal income tax considerations."


FULL SURRENDER

You may fully surrender your policy at any time during the lifetime of the insured. The amount received for a full surrender is the policy's Fund Value less (1) any Fund Charges, and (2) any Outstanding Debt reduced by any unearned loan interest (the "Surrender value").


You may surrender your policy by sending a written request together with the policy to the Company's Operations Center. The proceeds will be determined as of the end of the valuation period during which the request for surrender is received. You may elect to (1) have the proceeds paid in cash, or (2) apply the proceeds under a payment plan offered under your policy. See "Payment Plan/settlement provisions." For information on the tax effects of surrender of a policy, see "Federal income tax consideration."


PARTIAL SURRENDER


With a partial surrender, you obtain a part of the Surrender Value of your policy without having to surrender the policy in full. You may request a partial surrender after the second policy anniversary. The partial surrender will take effect on (1) the Valuation Date that we receive your request at our Operations Center, or (2) on the next business day if that day is not a business day. There is currently no limit on the number of partial surrenders allowed in a policy year. However, the Company reserves the right to limit the number of partial surrenders to 12 per year. A partial surrender may not result in a Specified Amount in force less than the minimum we then allow.


A partial surrender must be for at least $500 (plus the applicable fee). In addition, your policy's Surrender Value must be at least $500 after the partial surrender. However, partial surrenders from the Guaranteed Interest Account are subject to certain limitations. You can only make a partial surrender of amounts in the Guaranteed Interest Account to a maximum amount which bears the same proportion to the total amount being surrendered as the amount of Fund Value held in the Guaranteed Interest Account bears to the Fund Value in the Guaranteed Interest Account. and all subaccounts on the date of the partial surrender.

You may make a partial surrender by submitting a proper written request to the Company's Operations Center. Partial surrender allocations may be by either amount or percentage. Allocations by percentage must be in whole percentages and at least 10% of the partial surrender must be allocated against the Guaranteed Interest Account or any subaccount included in the allocation. We will not accept an allocation request that is incorrect or if there is insufficient Fund Value in the Guaranteed Interest Account or subaccount to provide the requested allocation against it. But, if an allocation is not requested, then the entire amount of the partial surrender will be allocated against the Guaranteed Interest Account and each subaccount in the same proportion that the Fund Value held in the Guaranteed Interest Account and each subaccount bears to the Fund Value in the Guaranteed Interest Account and all the subaccounts. As of the effective date of any partial surrender, your Fund Value, Cash Value, and Surrender Value are reduced by the amount surrendered (plus the applicable fee). The amount of any partial surrender (plus the applicable fee) is allocated proportionately to the policy owner's Fund Value in the subaccounts and Guaranteed Interest Account unless he/she requests otherwise. If the insured dies after the request for a partial surrender is sent to the Company and prior to it being effected, the amount of the partial surrender will be deducted from the death benefit proceeds. The death benefit proceeds will be determined taking into account the amount surrendered.

If death benefit Option 1 is in effect on the day on which a partial surrender is made, we shall then reduce the amount of the death benefit payable on that day by the amount of the partial surrender, plus its applicable fee. If the amount of that reduced death benefit is less than the Specified Amount in force on that day, then the Specified Amount in force on that day will be decreased to equal the amount of that reduced death benefit. But the amount of partial surrender cannot result in a Specified Amount in force less than the minimum Specified Amount we allow. A partial surrender will not change the Specified Amount of a policy on which the owner has selected death benefit Option II. However, assuming that the death benefit is not equal to Fund Value plus Fund Value times a death benefit percentage, the partial surrender will reduce the death benefit by the amount of the partial surrender. To the extent the death benefit is based upon the Fund Value plus Fund Value times the death benefit percentage applicable to the insured, a partial surrender may cause the death benefit to decrease by an amount greater than the amount of the partial surrender. See "Death benefits under the policy."

A fee for each Partial Surrender will be assessed. See "Charges and deductions -- transaction and other charges". In addition, a portion of the Fund Charges may be assessed if the Specified Amount is reduced as a result of the Partial Surrender. See "Charges and deductions -- Fund charges."

For information on the tax treatment of partial surrenders and potential tax effects of policy changes such as a reduction in Specified Amount, see "Federal income tax considerations."


PREFERRED PARTIAL SURRENDER

A Fund Charge which otherwise would have been imposed, will not be imposed to the extent required to permit the policy owner to receive amounts up to 10% of the Cash Value of the policy each year. The Cash Value of the policy is determined on the date the first request for a Partial Surrender is received in a Policy Year. The partial surrender fee will, however, be charged. The Company reserves the right to limit the number of partial surrenders available under the Preferred Partial Surrender to not more than 12 per policy year.

GRACE PERIOD AND LAPSE

Your policy will remain in effect as long as:

     (1)  it has a Surrender Value greater than zero, or

     (2) if you have purchased the Guaranteed Death Benefit Rider, you satisfy all the requirements of that rider; and

     (3) you make any required additional premium payments during a 61-day Grace Period.

SPECIAL RULE FOR THE FIRST TWO POLICY YEARS

During the first two policy years, your policy and any riders are guaranteed not to lapse if on each monthly anniversary day either:

     -  Your policy's Surrender Value is greater than zero, or

     - The sum of the premiums paid minus all partial surrenders (and related fees), minus any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your policy has been in effect.

Your policy may be at risk of lapse depending on whether or not the Guaranteed Death Benefit Rider is in effect if:

     -  The insufficiency occurs at any other time, or

     - The Minimum Monthly Premium test has not been met during the first two policy years (as described above).

See the explanation below.

IF GUARANTEED DEATH BENEFIT RIDER IS NOT IN EFFECT

To avoid lapse if (1) the Surrender Value is insufficient to pay the current Monthly Deduction, and (2) the Guaranteed Death Benefit Rider is not in effect, you must pay the necessary amount during the grace period. When an insufficiency occurs, you may also be required to pay any unpaid loan interest accrued for the policy year. The interest amount will also have to be paid prior to the end of the grace period.

We will reject any payment if it means your total premium payments will exceed the maximum permissible premium for your policy's Specified Amount under the Internal Revenue Code. This may happen when you have Outstanding Debt. In this event, you could repay enough of the Outstanding Debt to avoid termination. You may also wish to repay an additional part of the Outstanding Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums, you may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse. However, we will not reject any premium payments necessary to prevent lapse of your policy.

If the Cash Value of your policy less any Outstanding Debt will not cover the entire monthly deduction on a monthly anniversary day, we will deduct the amount that is available. We will notify you (and any assignee of record) of the payment necessary to keep your policy in effect. You will then have a grace period of 61 days, from the date the notice was sent, to make the payment. During the first two policy years, if the Cash Value of the policy is less than zero, you must pay:

     (1)  The Minimum Monthly Premium not paid, plus

     (2) Not less than two succeeding Minimum Monthly Premiums (or the number of Minimum Monthly premiums remaining until the next Scheduled Premium due date.

After the second policy anniversary, the payment required is:

     (1)  The monthly deduction not paid, plus

     (2) Two succeeding monthly deductions or, if greater, the number of monthly deductions until the next scheduled premium due date, plus the amount of the deductions from premiums for various taxes and the sales charge.

(See "Charges and deductions -- deductions from premiums.") The policy will remain in effect through the grace period. If you fail to make the necessary payment within the grace period, your coverage under the policy will end and your policy will lapse. Necessary premium payments made during the grace period will be allocated among the subaccounts and the Guaranteed Interest Account. The allocation is made in according to your current scheduled premium payment allocation instructions. Any monthly deduction due will be charged proportionately to the subaccounts and the Guaranteed Interest Account. If the insured dies during the grace period, the death benefit proceeds will equal:

     (1) The amount of the death benefit immediately prior to the start of the grace period, reduced by

     (2)  Any unpaid monthly deductions and any Outstanding Debt.

IF GUARANTEED DEATH BENEFIT RIDER IS IN EFFECT

The Specified Amount of your policy and most rider coverages will not lapse during the guarantee period even if the Surrender Value is not enough to cover all the deductions from the Fund Value on any monthly anniversary day if:

     (1)  The Guaranteed Death Benefit Rider is in effect, and

     (2)  The test for continuation of the guarantee period has been met.

See "Guaranteed Death Benefit Rider."

While the Guaranteed Death Benefit Rider is in effect, the Fund Value of your policy will be reduced by monthly deductions but not below zero. During the guarantee period, we will waive any monthly deduction that will reduce the Fund Value below zero. If the Guaranteed Death Benefit Rider is ended, the normal test for lapse will resume.

REINSTATEMENT

We may reinstate a lapsed policy at any time, but only:

     (1)  before the maturity date, and

     (2) within five years after the monthly anniversary day which precedes the start of the grace period.

To reinstate a lapsed policy we must also receive:

     (1)  a written application from you,

     (2)  evidence of insurability satisfactory to us,

     (3) payment of all monthly deductions that were due and unpaid during the grace period,

     (4) payment of an amount at least sufficient to keep your policy in effect for three months after the reinstatement date and

     (5) payment or reinstatement of any debt due us on the policy, plus payment of interest on any reinstated debt from the date of rein statement to the next policy anniversary at the rate which applies to policy loans on the date of reinstatement.

When your policy is reinstated, the Fund Value will be equal to the Fund Value on the date of the lapse subject to the following:

     (1) The Fund Charges will be equal to the Fund Charges that would have existed had your policy been in effect since the original policy date.

     (2) The Fund Value will be reduced by the decrease, if any, in the Fund Charge during the period that the policy was not in effect.

     (3)  Any Outstanding Debt on the date of lapse will also be reinstated.

     (4) No interest on amounts held in our Loan Account to secure Outstanding Debt will be paid or credited between lapse and reinstatement.

Reinstatement will be effective as of the monthly anniversary day on or preceding the date of approval by us. At that time, the Fund Value minus, if applicable, Outstanding Debt will be allocated among the subaccounts and the Guaranteed Interest Account pursuant to your most recent scheduled premium payment allocation instructions. See "Federal income tax considerations" for additional information.


5. CHARGES AND DEDUCTIONS

The following chart is intended to provide an overview of the current charges and deductions under the policy. We may profit from one or more of the charges deducted under the policy. We may use these profits for any corporate purpose, including financing the distribution of the policy. Please see the discussion of each item in this prospectus and in the policy for further details.

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.

                                                 DEDUCTIONS FROM PREMIUMS
----------------------------------------------------------------------------------------------
SALES CHARGE                                                   4% during first 10 policy years
It is a % of Premium paid                                      2% in policy years 11-20
                                                               0% after policy year 20

TAX CHARGE                                                     State and local -- 2%

DAC CHARGE                                                     Federal -- 1.25%

                                      DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT L
-------------------------------------------------------------------------------------------------------------------
MORTALITY & EXPENSE RISK CHARGE                                    0.75% of subaccount value (0.002055% daily)
Maximum Annual Rate

                                                  DEDUCTIONS FROM FUND VALUE
-----------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE                                          Current cost of insurance rate x net amount at risk at
                                                                  the beginning of the policy month. The cost of
                                                                  insurance rates vary depending on a number of factors,
                                                                  including, but not limited to, the individual
                                                                  characteristics of the insured and the policy year.

ADMINISTRATIVE CHARGE                                             See discussion of Administrative Charge for schedule.
Monthly

GUARANTEED DEATH BENEFIT CHARGE                                   $0.01 per $1,000 of Specified Amount and certain
Monthly Charge for Death Benefit Rider                            Rider amounts. Please note that the Rider requires that
                                                                  premiums on the policy itself be paid in order to remain
                                                                  in effect.

OPTIONAL INSURANCE BENEFITS CHARGE                                As applicable.
Monthly Deduction for any other Optional Insurance
Benefits added by rider.

                                                  TRANSACTION AND OTHER CHARGES
-------------------------------------------------------------------------------------------------------------------------------
-  Partial Surrender Fee                                           -  The lesser of 2% of the amount surrendered or $25.

-  Transfer of Fund Value (at Company's Option)                    -  Maximum of $25 on transfers which exceed 4 in any
                                                                      policy year.(1)

SPECIAL CHARGES

-  Wire transfer charge                              -  Current and Maximum Charge: $90

-  Express mail charge                               -  Current and Maximum Charge: $35

-  Policy illustration charge                        -  Current and Maximum Charge: $25

-  Duplicate policy charge                           -  Current and Maximum Charge: $35

-  Policy history charge                             -  Current and Maximum Charge: $50

-  Charge for returned payments                      -  Current and Maximum Charge: $25


FUND CHARGES

-  ADMINISTRATIVE FUND CHARGE                              See discussion of Fund Charges for grading schedule.
   Grades from 100% to 0% over 15 years based on a
   schedule. Factors per $1,000 of Specified Amount
   vary based on issue age, gender, and underwriting
   class.

-  SALES FUND CHARGE                                       See discussion of Fund Charges for percentage
   Percentage of premium paid in first five years up to a  schedule.
   maximum amount of premiums called the target
   premium. Grades from 100% to 0% over 15 years
   based on a schedule. Factors per $1,000 of
   Specified Amount vary based on issue age, gender
   and underwriting class.

---------------------------------------------------------------------------------------------------------------

(1)  Currently, there is no charge on transfers among investment options.

The following provides additional details of the deductions from premium payments under a policy prior to allocating net premium payments to the subaccounts of MONY America Variable Account L or to the Guaranteed Interest Account and of the deductions from MONY America Variable Account L and from the policy's Fund Value.


DEDUCTIONS FROM PREMIUMS

Deductions are made from each premium payment prior to applying the net premium payment to the Fund Value.

SALES CHARGE -- This charge is equal to a percent of premiums paid as follows:

      - Policy years 1-10: 4%

      - Policy years 11-20: 2%

      - Policy years after 20: 0%

The sales charge compensates us for the cost of distributing the policies. This charge is not expected to be enough to cover sales and distribution expenses for the policies. To the extent that sales and distribution expenses exceed sales charges, amounts derived from surrender charges will be used. Expenses in excess of the sales and surrender charges may be recovered from other charges, including amounts indirectly derived from the charge for mortality and expense risks and mortality gains.

TAX CHARGE -- State and local premium tax -- currently 2%; charge for federal tax deferred acquisition costs of the Company -- currently 1.25%.

All states levy taxes on life insurance premium payments. These taxes vary from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, these taxes range from 0% to 4%. Therefore, the 2% current deduction may be higher or lower than the actual premium tax imposed by a jurisdiction. Our current tax charge is an approximate average of the actual premium tax we expect to pay on premiums. We do not expect to profit from this charge.

The 1.25% DAC charge against each premium covers our estimated cost for the Federal income tax treatment of deferred acquisition costs. This is determined solely by the amount of life insurance premiums received. We believe this charge is reasonable in relation to our increased federal tax burden under IRC
Section 848 resulting from the receipt of premium payments. No charge will be deducted where premiums received from you are not subject to the federal tax deferred acquisition cost provisions.

We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.


DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT L

A charge is deducted daily from each subaccount of MONY America Variable Account L for the mortality and expense risks assumed by the Company.

MORTALITY AND EXPENSE RISK CHARGE -- Maximum of 0.002055% of the amount in the subaccount, which is equivalent to an annual rate of 0.75% of subaccount value.

The Mortality and Expense Risk Charge will effectively be reduced after the tenth policy anniversary. Each month after said date, an expected amount equal to 0.04167% of the subaccount value will be credited to the Fund Value allocated to the subaccounts. This is equivalent to 0.5% on an annualized basis. This amount is not guaranteed. The allocation among subaccounts will be done proportionately on each monthly anniversary following the tenth policy anniversary.

This charge compensates us for assuming mortality and expense risks under the policies. The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated. Therefore, the cost of insurance charges specified in the policy will not be enough to meet our actual claims. We assume an expense risk that other expenses incurred in issuing and administering the policies and operating MONY America Variable Account L will be greater than the amount estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the policies. We may use this profit for other purposes. These purposes may include any distribution expenses not covered by the sales charge or surrender charge.

This charge is not assessed against the amount of the policy Fund Value that is allocated to the Guaranteed Interest Account, nor to amounts in the Loan Account.


DEDUCTIONS FROM FUND VALUE

A charge called the Monthly Deduction is deducted from the Fund Value on each monthly anniversary day. The Monthly Deduction consists of the following items:

COST OF INSURANCE -- This charge compensates us for the anticipated cost of paying death benefits in excess of Fund Value to insureds' beneficiaries. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under the policy at the beginning of each policy month. Here, net amount at risk equals the death benefit payable at the beginning of the policy month less the Fund Value at that time. The factors that affect the net amount at risk include investment performance, payment of premiums, and charges to the policy.

The policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. (For issue ages under 18, no smoker/nonsmoker adjustment is made until attained age 15. Where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Smoker and Nonsmoker Mortality Table B applies.) These rates are based on the age and underwriting class of the insured. They are also based on the gender of the insured, but unisex rates are used where appropriate under applicable law. Unisex laws include the State of Montana and in policies purchased by employers and employee organizations in connection with employment related insurance or benefit programs. As of the date of this prospectus, we charge "current rates" that are lower (i.e., less expensive) at most ages than the guaranteed rates, and depend on our expectation of future experience with respect to investment earnings, mortality, expenses, persistency, and taxes. A change in rates will apply to all persons of the same age, gender (where applicable), and risk class and whose policies have been in effect for the same amount of time. We may change current rates in the future. Like the guaranteed rates, the current rates also vary with the age, gender, smoking status, and underwriting class of the insured. In addition, they also vary with the policy duration. The cost of insurance rate generally increases with the age of the insured.

You should refer to your policy to determine your Specified Amount and the amount of any Term Life Term Insurance in force.

If there have been increases in the Specified Amount, then for purposes of calculating the cost of insurance charge, the Fund Value will first be applied to the initial Specified Amount. If the Fund Value exceeds the initial Specified Amount, the excess will then be applied to any increase in Specified Amount in the order of the increases. If the death benefit equals the Fund Value multiplied by the applicable death benefit percentage, any increase in Fund Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Specified Amount (that has not been eliminated through a later decrease in Specified Amount).


ADMINISTRATIVE CHARGE

An administrative charge is deducted monthly from the Fund Value. The amount of this charge varies by issue age of the insured, policy duration and with the size of a policy's Specified Amount.


                                                                                                        FIRST 12     EACH POLICY
                                                                                                         POLICY         MONTH
SPECIFIED AMOUNT:                                                                                        MONTHS      THEREAFTER
-----------------------------------------------------------------------------------------------------   --------    ------------
Less than $250,000...................................................................................   $ 31.50*      $   6.50
$250,000 to $499,000.................................................................................     28.50*          3.50
$500,000 or more.....................................................................................     25.00*          None

* Reduced by $5.00 for issue ages 0 through 17. Issue Ages are restricted on Policies offered to residents of, or issued for delivery in, the State of New Jersey to ages in excess of 17.

For purposes of this charge, if an increase or decrease in Specified Amount causes your policy to change bands, the monthly administrative charges on the monthly anniversary day of the change will be adjusted to reflect the new Specified Amount. The administrative charge is assessed to reimburse the Company for the expenses associated with administration and maintenance of the policies. The administrative charge is guaranteed never to exceed these amounts. The Company does not expect to profit from this charge.

GUARANTEED DEATH BENEFIT CHARGE -- If you elect the Guaranteed Death Benefit Rider, you will be charged $0.01 per $1,000 of policy Specified Amount and certain rider amounts per month during the term of the Guaranteed Death Benefit Rider. This charge is guaranteed never to exceed this amount.

OPTIONAL INSURANCE BENEFITS CHARGE -- A monthly deduction for any other optional insurance benefits added to the policy by rider.


FUND CHARGES

There will be a difference between the Fund Value of the policy and its Cash Value for at least the first fourteen policy years. This difference is the Fund Charges, which are contingent deferred loads. They are contingent loads because they are assessed only if the policy is surrendered, if the policy lapses, or if the Specified Amount of the policy is decreased. It is a deferred load because it is not deducted from the premiums paid. The Fund Charge consists of two charges: an Administrative Fund Charge and a Sales Fund Charge. The Company will assess the Fund Charges against the Fund Value upon surrender, lapse or reduction in Specified Amount within fourteen years after its issuance, or within fourteen years following an increase in Specified Amount.

ADMINISTRATIVE FUND CHARGE

The Administrative Fund Charge is equal to an amount per thousand dollars of Specified Amount as follows:

                              ISSUE AGE*                   ADMINISTRATIVE FUND CHARGE
---------------------------------------------------------------------------------------
                                0-25                                  $2.50
                                  26                                   3.00
                                  27                                   3.50
                                  28                                   4.00
                                  29                                   4.50
                                  30 or higher                         5.00


* Issue Ages are restricted on Policies offered to residents of, or issued for delivery in, the State of New Jersey to ages in excess of 17.

The amount of the charge remains level for five policy years. After the fifth policy Anniversary, the charge decreases by 10% per year until it reaches zero at the end of the 14th policy year. An additional Administrative Fund Charge is created each time a new coverage segment of Specified Amount is added. The Administrative Fund Charge related to the increased Specified Amount decreases over the 14 years following the date of the increase on a scale identical to that of the original Administrative Fund Charge.

For example, if a policy issued at Age 40 with an initial Specified Amount of $100,000 is surrendered in the third policy year, the Administrative Fund Charge would be $500 ($100 times $5.00). If that policy is increased in the fourth policy year to $150,000 and is subsequently surrendered in the seventh policy year, the total Administrative Fund Charge would be $650 ($100 times $5.00 times 80%, plus $50 times $5.00.)

The Administrative Fund Charge is designed to cover the administrative expenses associated with underwriting and issuing a policy, including the costs of processing applications, conducting medical examinations, determining insurability and your underwriting class, and establishing policy records. The Company does not expect to profit from the Administrative Fund Charge.

SALES FUND CHARGE

To determine the Sales Fund Charge, a "target premium" is used. The target premium is not based on the minimum annual premiums or the scheduled premium payments. The maximum Sales Fund Charge for the initial Specified Amount of the policy will be equal to the following percentage of premiums paid up to one target premium. The maximum Sales Fund Charge will not vary based on the amount of premiums paid or the timing of the premium payments. The actual Sales Fund Charge for your policy is a percentage of the premiums paid on your policy during the first five policy years, up to the maximum. This percentage varies by the Age of the Insured on the policy date as follows:

                       PERCENTAGE OF AGE*                    PREMIUMS PAID
--------------------------------------------------------------------------
                              0-17                               50%
                             18-65                               75%
                                66                               70%
                                67                               65%
                                68                               60%
                                69                               55%
                                70 or higher                     50%


* Issue Ages are restricted on Policies offered to residents of, or issued for delivery in, the State of New Jersey to ages in excess of 17.

Therefore, the Sales Fund Charge can increase as premiums are paid during the five year period. Starting on the fifth Policy anniversary, the charge decreases from its maximum by 10% per year until it reaches zero at the end of the 14th year. An additional Sales Fund Charge is created each time a new coverage segment of Specified Amount is added. The Sales Fund Charge related to the increased Specified Amount decreases over the 14 years following the date of the increase on a scale identical to that of the original Sales Fund
Charge.

During the first two Policy years, the Sales Fund Charge will be further limited.

As an example of the Sales Fund Charge calculation, if a Male Insured Age 25 purchases a Policy with a Specified Amount of $100,000, the, Target Premium, based upon the assumptions described above, would be $580.00 (Preferred, nonsmoker, Death Benefit Option I). The maximum Sales Fund charge during the first five Policy Years would be 75% of this amount, or $435.00.

The purpose of the Sales Fund Charge is to reimburse the Company for some of the expenses of distributing the Policies.

EFFECT OF CHANGES IN SPECIFIED AMOUNT ON THE FUND CHARGE.

The Fund Charges will increase when a new coverage segment of Specified Amount is created due to a requested increase in coverage. The Fund Charges related to the increase will be calculated in the same manner as the Fund Charges for the original Specified Amount, and will be reduced over the 15 year period following the increase. For purposes of calculating the sales fund charge, premiums paid after the increase will be allocated to Specified Amount segments in the same proportion that the guideline annual premium as defined by the federal securities laws for each segment bear to the sum of the guideline annual premiums for all coverage segments. The new Fund Charges for the policy will equal the remaining portion of the Fund Charges for the original Specified Amount, plus the Fund Charges related to the increase.

A portion of the Fund Charges will be deducted from the Fund Value whenever the Specified Amount of the policy is reduced. This may result from (1) a requested decrease, (2) a change of death benefit option from Option II to Option I, or
(3) a partial surrender. The Fund Charges, as well as the transaction charge assessed for the partial surrender, if applicable, will be deducted from the subaccounts and the Guaranteed Interest Account in the same manner as monthly deductions. For purposes of this calculation, if any subaccount or the Guaranteed Interest Account is insufficient to provide for its share of the deduction, the entire deduction will be pro-rated among the subaccounts from which the partial surrender is deducted in relation to their Fund Values. The remaining Fund Charges which apply to the policy will be reduced proportionately for the amount of the Fund Charge which was assessed against the Fund Value.


TRANSACTION AND OTHER CHARGES

      - Partial Surrender Fee -- The lesser of 2% of the partial surrender amount or $25.

      - Transfer of Fund Value -- Maximum of $25 on each transfer in a policy year exceeding four; currently $0.

The partial surrender fee is guaranteed not to exceed the amounts above. Currently, we do not charge for transfers of Fund Value between the subaccounts. However, we reserve the right to assess a $25 charge on transfers which exceed 4 in any policy year. For policies issued for delivery to residents of the Commonwealth of Massachusetts, we guarantee that no transfer charge will be imposed on transfers made within one year from the date the policy is issued.

We may charge the subaccounts for federal income taxes that are incurred by us and are attributable to MONY America Variable Account L and its subaccounts. No such charge is currently assessed. See "Federal income tax considerations -- Our income taxes."


We will bear the direct operating expenses of MONY America Variable Account L. The subaccounts purchase shares of the corresponding Portfolio. The Portfolio's expenses are not fixed or specified under the terms of the policy.


SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your policy account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

     - WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

     - EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

     - POLICY ILLUSTRATION CHARGE. Currently, you are entitled to one free illustration each policy year. For each additional illustration, we charge $25. The charge for this service can be paid (i) using a credit card acceptable to MONY America, (ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.

     - DUPLICATE POLICY CHARGE. We charge $35 for providing a copy of your policy. The charge for this service can be paid (i) using a credit card acceptable to MONY America, (ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.

     - POLICY HISTORY CHARGE. We charge a maximum of $50 for providing you a history of policy transactions. If you request a policy history of less than 5 years from the date of your request, there is no charge. If you request a policy history of more than 5 years but less than 10 years from the date of your request, the current charge is $25. For policy histories of 10 years or more, the charge is $50. For all policy histories, we reserve the right to charge a maximum of $50. The charge for this service can be paid (i) using a credit card acceptable to MONY America, (ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.

     - CHARGE FOR RETURNED PAYMENTS. For each payment you make in connection with your policy is returned for insufficient funds, we will charge a maximum of $25.



FEES AND EXPENSES OF THE PORTFOLIOS



The Portfolios incur certain charges including the investment advisory fee and certain operating expenses. These fees and expenses vary by Portfolio and are set forth in "Fees and Expenses of the Portfolios." Their Boards govern the Portfolios. Certain Portfolios available under the policy in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated Portfolios (collectively the "underlying Portfolios"). The underlying Portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. Fees and expenses of the Portfolios are described in more detail in the Portfolios' prospectuses.



GUARANTEE OF CERTAIN CHARGES

We guarantee that the following charges will not increase:

     (1)  Mortality and expense risk charge.

     (2)  Administrative charge.

     (3)  Sales charge.

     (4)  Guaranteed cost of insurance rates.

     (5)  Fund charge.

     (6)  Partial surrender fee.

Any changes in the current cost of insurance charges or charges for optional insurance benefits will be made based on the class of the insured. Changes will be based on changes in:

     (1)  Future expectations with respect to investment earnings,

     (2)  Mortality,

     (3)  Length of time policies will remain in effect,

     (4)  Expenses, and

     (5)  Taxes.

In no event will they exceed the guaranteed rates defined in the policy.


6. OTHER INFORMATION


FEDERAL INCOME TAX CONSIDERATIONS


INTRODUCTION

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. It generally assumes the policy owner is a natural person who is a U.S. citizen and resident and that the policy qualifies as life insurance under federal tax rules. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. There may also be different tax consequences if you assign your policy, transfer an interest therein or designate a new owner.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policy should satisfy the applicable requirements. There is insufficient guidance with respect to policies issued on a rated basis and policies with term riders added and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined that for any reason a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

In certain circumstances, owners of variable life insurance policies could be considered for federal income tax purposes to be the owners of the assets of the variable account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners can be currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premiums and cash values, have not been sufficiently addressed in published rulings. While we believe that the policies do not give policy owners investment control over MONY America Variable Account L assets, we reserve the right to modify the policies as necessary to help prevent a policy owner from being treated as the owner of the Variable Account assets supporting the policy.


In addition, the Code requires that the investments of MONY America Variable Account L be "adequately diversified" in order for the policies to be treated as life insurance policies for federal income tax purposes. It is intended that the Variable Account, through the Portfolios, will satisfy these diversification requirements, though no assurances can be given in this regard.

The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.

INCOME TAX TREATMENT OF POLICY BENEFITS


In general, we believe that the death benefit under a policy should be excludible from the gross income of the beneficiary. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. In addition, if the death benefit is not received in a lump sum and is, instead, used to purchase a payment plan providing monthly income for the lifetime of the beneficiary, generally payments will be prorated between amounts attributable to the death benefit, which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death), which will be includible in the beneficiary's income. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax adviser should be consulted on these consequences.



Generally, the policy owner will not be deemed to be in actual or constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken from or secured by a policy, the tax consequences depend on whether the policy is classified as a "Modified Endowment Contract." An endowment benefit, that is, any proceeds payable as a maturity benefit, is not considered a death benefit and is subject to the tax treatment described below for surrender distributions.



MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance policies are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance policies. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but "Modified Endowment Contract" status generally depends on the amount of premiums paid during the first seven policy years and whether the policy is received in exchange for a life insurance contract that was a Modified Endowment Contract. Certain material changes (as defined by tax law) in a policy after it is issued could also cause it to be classified as a Modified Endowment Contract. In addition, certain reductions in benefits could result in a policy becoming a Modified Endowment Contract. A current or prospective policy owner should consult with a competent adviser to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.


Pre-death distributions from Modified Endowment Contracts may result in taxable income. Upon full surrender or maturity of the policy, the policy owner would recognize ordinary income for federal income tax purposes. Ordinary income will equal the amount by which the Cash Value plus Outstanding Debt exceeds the investment in the policy. (The investment in the policy is usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income.) Upon partial surrenders and policy loans the policy owner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the policy. The amount allocated to income is the amount by which the Fund Value of the policy exceeds investment in the policy immediately before distribution. The tax law provides for aggregation of two or more policies classified as Modified Endowment Contracts if the policies are issued by the same insurance company (or its affiliates) to the same policy owner in the same calendar year.

The policies are aggregated for the purpose of determining the part of the pre-death distributions allocable to income on the policies and the part allocable to investment in the policies.

Amount received under a modified endowment contract that are included in gross income are subject to an additional tax. This additional tax is equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received:

     (1)  When the taxpayer is at least 59 1/2 years old;

     (2)  Which is attributable to the taxpayer becoming disabled; or

     (3) Which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

A corporation or other non-natural person owner will not meet any of these exceptions.

A policy may not be a Modified Endowment Contract originally but may become one later. Treasury Department regulations, yet to be prescribed, cover pre-death distributions received in anticipation of the policy's failure to meet the seven-pay premium test. These distributions are to be treated as pre-death distributions from a Modified Endowment Contract (and, therefore, are to be taxed as described above). This treatment is applied even though the policy was not yet a Modified Endowment Contract. The Code defines a distribution in anticipation of failing the test as one made within two years of the policy being classified as a Modified Endowment Contract.

It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Outstanding Debt with respect to a Modified Endowment Contract constitutes interest for federal income tax purposes. If it does constitute interest, its deductibility will be subject to the same limitations as conventional life insurance policies.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

     (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and then as tax-free recovery of the policy owner's investment in the policy only after all gain in the Policy has been distributed.


     (2) Loans, assignments, or pledges of any portion of the Fund Value of a policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly. Your investment in the policy is increased by the amount includible in income with respect to any assignment, pledge or loan.



     (3) A 10 percent additional penalty tax is imposed on the amount subject to tax except where the distribution is made when the policy owner has attained age 59 1/2 or is disabled (as defined by tax law), or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary. A corporate or other non-natural person owner will not meet any of these exceptions.


If a policy becomes a Modified Endowment Contract, distributions that occur during the contract year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner. This means that a distribution made from a policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.


MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.



DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.



Loans from or secured by a policy that is not a Modified Endowment Contract are generally not treated as distributions when made. However, in situations where the interest rate credited to the Loan Account is identical (or nearly identical) to the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income.


Finally, neither distributions from nor loans from or secured by a policy that is not a Modified Endowment Contract are subject to the 10 percent additional penalty tax.

INVESTMENT IN THE POLICY. Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy matures, is canceled, surrendered or lapses, the amount of the Outstanding Debt will be added to the amount deemed distributed for tax purposes even though there will be no actual cash distribution for the outstanding loan amount, and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.


WITHHOLDING. Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you and may not always follow federal rules. If you are not a U.S. resident or not a U.S. citizen, taxable distributions (including taxable death benefits) from life insurance policies will generally be subject to U.S. federal withholding tax at a 30% rate, unless a lower treaty rate applies.



If the payee of a distribution (including the death benefit) from the policy is a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Code as amended by the Foreign Account Tax Compliance Act ("FATCA"), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the policy or the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the policy.


RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy. Since tax laws and regulations and their application may have changed by such time, there can be no assurance that we can reinstate the policy to qualify as life insurance under future tax rules.

PENSION AND PROFIT SHARING PLANS. A life insurance policy can be purchased and held by a qualified retirement plan subject to limitations of federal tax law and the terms of the retirement plan. As the rules governing qualified retirement plans are voluminous and complex and as their effect may differ depending on the terms of a particular plan document no attempt is made here to describe such rules. Persons purchasing the policy pursuant to a qualified retirement plan should consult with their own tax advisers.


BUSINESS AND EMPLOYER OWNED POLICIES Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending legislative proposals.



REQUIREMENTS FOR INCOME TAX FREE DEATH BENEFITS. Employer owned life insurance policies are subject to additional federal tax law requirements. The provisions can have broad application for contract owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, annual tax reporting and recordkeeping requirements on the employer and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy otherwise, benefits may lose their tax favored treatment.



The additional rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy with the tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.



NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a policy is owned or held by a corporation, trust or other non-natural person (an "entity"), Code section 264(f) could limit some (or all) of such entity's interest deduction, even where such entity's indebtedness is in no way connected to the policy. In addition, under Code section 264(f)(5), if an unincorporated business (other than a sole proprietorship) is directly or indirectly a beneficiary of a policy, this policy could be treated as held by that business for purposes of the Code section 264(f) rules. An exception to the interest disallowance rule of Code section 264(f) is available for a policy owned by an entity engaged in a trade or business, if the policy covers only one individual and that individual is, at the time first covered by the policy,
(1) a 20-percent owner of the entity or (2) an officer, director, or employee of the trade or business. For this purpose, the IRS generally has interpreted "time first covered" as meaning the date a contract is issued, including the date of any exchange of the contract for a new contract. (Different but comparable rules apply where the owner or holder of a policy is an insurance company within the meaning of the tax law.) In light of these rules, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a policy, or before a business (other than a sole proprietorship) is made a beneficiary of a policy.



SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements or making any modifications to such arrangements.

In 2002, the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. They provide for taxation under one of two mutually exclusive regimes depending upon the structure of the arrangement. These are a loan regime and an economic benefit regime. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.


NET INVESTMENT INCOME TAX. Effective for tax years beginning after December 31, 2012, a net investment income tax of 3.8% will apply to some types of investment income received by individuals. This tax will apply to the taxable portion of (1) any proceeds distributed from the Policy as annuity payments pursuant to a settlement option, or (2) the proceeds of any sale or disposition of the Policy. This new tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.


ESTATES, GIFTS AND OTHER TAX CONSIDERATIONS. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences in addition to gift and estate tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. Among other issues, policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

If this policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.


POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. We cannot predict what, if any, legislation will actually be proposed or enacted or what type of grandfathering, if any, would be allowed for existing life insurance policies. Consult a tax adviser with respect to legislative developments and their effect on the policy. In addition, the Treasury Department may amend existing or release new regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. As a result, there are areas of some uncertainty even under current laws, such that future tax consequences of a policy could be other than as described herein.



POST 2008 INCREASES IN BENEFITS OR COVERAGE, ADDITION OF RIDERS, OR CERTAIN OTHER POLICY CHANGES. The mortality charge assumptions permitted for determining the compliance of this policy with the tax definition of a life insurance contract are based on the 1980 CSO ("Commissioners Standard Ordinary") mortality tables. Certain changes made after 2008 to a policy issued prior to 2009 will cause the policy to be tested using the 2001 CSO mortality tables.



If we determine that a transaction would cause your policy to lose its ability to be tax tested under the 1980 CSO mortality tables under which your policy operates, we intend to refuse such transactions which might otherwise have been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 1980 CSO based tables. Unless or until we receive further guidance, certain ratings or other changes may not be permitted. There can be no assurance as to whether such guidance will be provided or what any such guidance may provide.


OUR INCOME TAXES

The operations of our separate accounts are reported in our federal income tax return. Separate account investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Currently we pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred by us that are allocable to the policies.



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We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.



VOTING OF PORTFOLIO SHARES



Based on its view of present applicable law, the Company will exercise voting rights attributable to the shares of each Portfolio held in the subaccounts. We will exercise such rights at any regular and special meetings of the shareholders of the Portfolios on matters requiring shareholder voting under the Investment Company Act of 1940. Our will exercise of these voting rights will be based on instructions received from persons having the voting interest in corresponding subaccounts of MONY America Variable Account L. We may elect to vote the shares of the Portfolios in our own right if:


     (1) The Investment Company Act of 1940 (the "Act") or any regulations thereunder is amended, or

     (2)  The present interpretation of the Act should change, and


     (3) As a result we determine that it is permitted to vote the shares of the Portfolios in our right.



The person having the voting interest under a policy is the policy owner. Unless otherwise required by applicable law, a policy owner will have the right to instruct for the number of votes of any portfolio determined by dividing his or her Fund Value in the subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number of policy owner votes will be determined as of the date set by the Company. However, such date will not be more than 90 days prior to the date established by the corresponding Portfolio for determining shareholders eligible to vote at that Portfolio's meeting. If required by the Securities and Exchange Commission, the Company reserves the right to determine the voting rights in a different fashion. Voting instructions may be cast in person or by proxy.



If the Company does not receive voting instructions from the policy owner on time, the Company will vote his or her votes. The Company will vote in the same proportion as voting instructions received on time for all policies participating in that subaccount. The Company will also exercise the voting rights from assets in each subaccount, which are not otherwise attributable to policy owners. These votes will be exercised in the same proportion as the voting instructions that are received on time for all policies participating in that subaccount. Generally, the Company will vote any voting rights attributable to shares of the Portfolios held in its General Account. These votes will be exercised in the same proportion as the aggregate votes cast with respect to shares of Portfolios held by MONY America Variable Account L and other separate accounts of the Company. One effect of proportionate voting is that a small number of policy owners may control the outcome of a vote.



DISREGARD OF VOTING INSTRUCTIONS


The Company may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, the Company itself may disregard voting instructions of changes initiated by policy owners in the investment policy or the investment adviser (or portfolio manager) of a Portfolio. The Company's disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the Portfolio's objectives and purpose, and considering the effect the change would have on the Company. If the Company does disregard voting instructions; a summary of that action and the reasons for such action will be included in the next report to policy owners.



REPORT TO POLICY OWNERS

A statement will be sent at least annually to each policy owner setting forth:

     (1) A summary of the transactions which occurred since the last statement, and

     (2) Indicating the death benefit, Specified Amount, Fund Value, Cash Value, and any Outstanding Debt.

In addition, the statement will indicate the allocation of Fund Value among the Guaranteed Interest Account, the Loan Account and the subaccounts, and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.


Each policy owner will also receive an annual and a semiannual report containing financial statements for MONY America Variable Account L and the Portfolios. The Portfolios' statement will include a list of the investments of the



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

Portfolios, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.



SUBSTITUTION OF INVESTMENTS AND RIGHT TO CHANGE OPERATIONS


The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by or may be purchased by MONY America Variable Account L or any of its other separate accounts. The Company may substitute shares of another Portfolio or of a different fund for shares already purchased, or to be purchased in the future under the policies if:



     (1) Shares of any or all of the Portfolios should no longer be available for investment or,



     (2) In the sole judgment of the Company's management, further investment in shares of any or all Portfolios should become inappropriate in view of the purposes of the policies.



The substituted Portfolio may have different fees and expenses. Where required, the Company will not substitute any shares attributable to a policy owner's interest in MONY America Variable Account L without notice, policy owner approval, or prior approval of the Securities and Exchange Commission. The Company will also follow the filing or other procedures established by applicable state insurance regulators. Applicable state insurance regulators include the Commissioner of Insurance of the State of Arizona.



The Company also reserves the right to establish additional subaccounts of MONY America Variable Account L. Each additional subaccount would invest in (1) a new Portfolio, or (2) in shares of another investment company, a Portfolio thereof, or (3) another suitable investment vehicle, with a specified investment objective. New subaccounts may be established when, in the sole discretion of the Company, marketing needs, tax considerations or investment conditions warrant, and any new Subaccounts will be made available to existing Policy Owners on a basis to be determined by the Company. The Company may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.


If a substitution or change is made, the Company may make changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If the Company considers it to be in the best interests of persons having voting rights under the policies, MONY America Variable Account L may:

     (1) Be operated as a management investment company under the Investment Company Act of 1940 (the "Act") or any other form permitted by law,

     (2) Be deregistered under that Act if such registration is no longer required, or

     (3) Be combined with other separate accounts of the Company or an affiliate thereof.

Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of MONY America Variable Account L.


CHANGES TO COMPLY WITH LAW

The Company reserves the right to make any change without consent of policy owners to the provisions of the policy to comply with, or give policy owners the benefit of, any Federal or State statute, rule, or regulation. Federal and State laws include but not limited to requirements for life insurance contracts under the Internal Revenue Code, and regulations of the United States Treasury Department or any state.


VARIATIONS AMONG POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy. The Company or your financial professional can advise you about any variations that may apply to your policy.


7. THE GUARANTEED INTEREST ACCOUNT

You may allocate all or a portion of your net premiums and transfer Fund Value to the Guaranteed Interest Account of the Company. Amounts allocated to the Guaranteed Interest Account become part of the "General Account" of the Company, which supports insurance and annuity obligations. The amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. Descriptions of the Guaranteed Interest Account are included in this Prospectus for the convenience of the purchaser. The Guaranteed Interest Account and the General Account of the Company have not been registered under the Securities Act of 1933 and the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Guaranteed Interest Account, see the policy.


GENERAL DESCRIPTION

Amounts allocated to the Guaranteed Interest Account become part of the General Account of Company which consists of all assets owned by the Company other than those in MONY America Variable Account L and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

You may elect to allocate net premiums to the Guaranteed Interest Account, MONY America Variable Account L, or both. You may also transfer Fund Value from the subaccounts of MONY America Variable Account L to the Guaranteed Interest Account or from the Guaranteed Interest Account to the subaccounts. The Company guarantees that the Fund Value in the Guaranteed Interest Account will be credited with a minimum interest rate of 0.0133689% daily, compounded daily, for a minimum effective annual rate of 5.0%. Such interest will be paid regardless of the actual investment experience of the Guaranteed Interest Account. In addition, Company may in its sole discretion declare current interest in excess of the 5.0% annual rate. (The portion of a Policy Owner's Fund Value that has been used to secure Outstanding Debt will be credited with a guaranteed interest rate of 0.013368% daily, compounded daily, for a minimum effective annual rate of 5.0%.) After the tenth policy anniversary, an increase in the annual interest rates that apply to the Fund Value in the Guaranteed Interest Account and Loan Account is expected. The rate is expected to be 0.5% higher. Neither increase is guaranteed.

The Company bears the full investment risk for the Fund Value allocated to the Guaranteed Interest Account.


LIMITATIONS ON AMOUNTS IN THE GUARANTEED INTEREST ACCOUNT

No net premium or transfer to the Guaranteed Interest Account will be accepted which would cause the Guaranteed Interest Account to exceed $250,000 on the date of payment or transfer. For payments which exceed the limit, the Company will accept the portion of the payment up to $250,000 and will return the excess payment to the policy owner. For transfers which exceed the limit, the Company will accept the portion of the transfer up to the $250,000. The amount of the requested transfer which would otherwise cause the Guaranteed Interest Account to exceed $250,000 will be retained in the subaccounts in the same proportion that the amount actually transferred bears to the total requested transfer amount. These limits are waived in the event the policy owner elects the Right to exchange Policy. See "Right to exchange Policy."


DEATH BENEFIT

The Death Benefit under the policy will be determined in the same fashion if you have Fund Value in the Guaranteed Interest Account or Fund Value in the subaccounts. The Death Benefit under Option I will be equal to the Specified Amount of the Policy plus the increase in Fund Value since the last monthly anniversary or, if greater, Fund Value on the date of death plus Fund Value on the last monthly anniversary multiplied by a Death Benefit percentage. Under Option II, the Death Benefit will be equal to the Specified Amount of the Policy plus the Fund Value on date of death or, if greater, Fund Value on the date of death plus Fund Value on the last monthly anniversary multiplied by a Death Benefit percentage. See "Death Benefits under the Policy."


POLICY CHARGES

Deductions from premium, monthly deductions from the Fund Value, and Fund charges will be the same if you allocate net premiums or transfer Fund Value to the Guaranteed Interest Account or allocate net premiums to the subaccounts. These charges include the sales and tax charges; the charges for the cost of insurance, administrative charge, the charge for any optional insurance benefits added by Rider, and administrative Fund Charge and sales Fund Charge. Fees for partial surrenders and, if applicable, transfer charges, will also be deducted from the Guaranteed Interest Account.

You will not directly or indirectly pay charges applicable to the portfolios, including the operating expenses of the portfolios, and the investment advisory fee charged by the portfolio managers if your Fund Value is allocated to the Guaranteed Interest Account. Likewise, the mortality and expense risk charge applicable to the Fund Value allocated to the subaccounts is not deducted from Fund Value allocated to the Guaranteed Interest Account. Any amounts that

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
the Company pays for income taxes allocable to the subaccounts will not be charged against the Guaranteed Interest Account. However, it is important to remember that you will not participate in the investment experience of the subaccounts to the extent that Fund Values are allocated to the Guaranteed Interest Account.


TRANSFERS

Amounts may be transferred after the Free Look Period from the subaccounts to the Guaranteed Interest Account and from the Guaranteed Interest Account to the subaccounts, subject to the following limitations.

     - Transfers to the Guaranteed Interest Account may be made at any time and in any amount subject to the $250,000 limit on total amounts allocated to the Guaranteed Interest Account. These limits are waived if the policyowner elects the Right to exchange the Policy. See "Right to exchange the Policy."

     - Transfers from the Guaranteed Interest Account to the subaccounts are limited to:

          --   one in any policy year,

          -- the greater of $5,000 and 25% of the Fund Value allocated to the Guaranteed Interest Account on the date of transfer, and

          -- the period which begins on the policy anniversary and which ends 30 days after the policy anniversary.

If the transfer request is received on the policy anniversary, it will be processed as of the policy anniversary. If the transfer request is received within 30 days after the policy anniversary, the transfer will be effective as of the Valuation Date when it is received. Any request received within 10 days before the policy anniversary will be considered received on the policy anniversary. Any transfer requests received at other times will not be honored, and will be returned to the policy owner.

Currently there is no charge imposed upon transfers; however, the Company reserves the right to assess such a charge in the future and to impose other limitations for transfers in excess of four per policy year, subject to the maximum charge guaranteed in the policy on the number and the dollar amount of transfers.


SURRENDERS AND POLICY LOANS

You may also make full surrenders, partial surrenders, and preferred partial surrenders from the Guaranteed Interest Account to the same extent as if you had allocated premiums and cash values to the subaccounts. See "Full surrender," and "Partial surrender." However, with respect to policies issued for delivery to residents of the Commonwealth of Pennsylvania, the Company will not delay payment of surrenders or loans, the proceeds of which will be used to pay premiums on the policy.


8. MORE ABOUT THE POLICY


OWNERSHIP

The policy owner is the individual named as such in the application or in any later change shown in the Company's records. A change in owner can have adverse tax consequences. Consult your tax adviser as to your specific situation. While the insured is living, the policy owner alone has the right to receive all benefits and exercise all rights that the policy grants or the Company allows.

JOINT OWNERS

If more than one person is named as policy owner, they are joint owners. Any policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.


BENEFICIARY


The beneficiary is the individual named as such in the application or any later change shown in the Company's records. The policy owner may change the beneficiary at any time during the life of the insured by written request on forms provided by the Company. The Company must receive the request at its Operations Center. The change will be effective as of the date this form is signed. Contingent and/or concurrent beneficiaries may be designated. The policy owner may designate a permanent beneficiary, whose rights under the policy cannot be changed without his or her consent. Unless otherwise provided, if no designated beneficiary is living upon the death of the insured, the death benefit proceeds will be payable to the insured's estate.

The Company will pay the death benefit proceeds to the beneficiary. Unless otherwise provided, the beneficiary must be living at the time of the insured's death to receive the proceeds. Living means living on the earlier of: (a) the day due proof of the insured's death is received by us at our Operations Center; and (b) the 14th day after the insured's death.

THE POLICY

This Policy is a contract between the policy owner and the Company. The entire contract consists of the policy, a copy of the initial application, all subsequent applications to change the policy, any endorsements, all riders, and all additional policy information sections (specification pages) added to the policy.


NOTIFICATION AND CLAIMS PROCEDURES

Any election, designation, change, assignment, or request made by you must be in writing on a form acceptable to the Company. The Company is not liable for any action taken before such written notice is received and recorded. The Company may require that the policy be returned for any policy change or upon its surrender.

If an insured dies while the policy is in effect, notice should be given to the Company as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, the Company may require proof of age and a certified copy of a death certificate. The Company may also require the beneficiary and the insured's next of kin to sign authorizations as part of this process. These authorization forms allow the Company to obtain information about the insured, including but not limited to medical records of physicians and hospitals used by the insured.


PAYMENTS

Within seven days after the Company receives all the information needed for processing a payment, the Company will:

     (1)  Pay death benefit proceeds, and

     (2) Pay the Surrender Value on surrender, partial surrenders and loan proceeds based on allocations made to the subaccounts.

However, the Company can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the subaccounts if:

     - The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

     - An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about account policy to government regulators.


PAYMENT PLAN/SETTLEMENT PROVISIONS

Maturity or surrender benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured. Death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the beneficiary. If a payment plan is purchased, the monthly payments consisting of proceeds plus interest will be paid in accordance with the payment plan selected under your policy. Please refer to the settlement option provisions in your policy for details. The purchase rates for the payment plan are guaranteed not to exceed those shown in the policy, but current rates that are lower (i.e., providing greater income) may be established by the Company from time to time. This benefit is not available if the income would be less than $25 a month or if the proceeds are less than $1,000. Maturity or surrender benefits or death benefit proceeds may be used to purchase any other payment plan that the Company makes available at that time.


Even if the death benefit under the policy is excludible from income, payments under payment plans may not be excludible in full. This is because earnings on the death benefit after the insured's death are taxable and payments under the payment plans generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the payment plans.




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
PAYMENT IN CASE OF SUICIDE

If the insured dies by suicide, (1) while sane or insane, (2) within two years from the date of issue or reinstatement date, the Company will limit the death benefit proceeds to the premium payments less any partial surrender amounts (and their fees) and any Outstanding Debt. If an insured dies by suicide, (1) while sane or insane, (2) within two years of the effective date of any increase in the Specified Amount, the Company will refund the cost of insurance charges made with respect to such increase.


ASSIGNMENT

You may assign your policy as collateral security for a loan or other obligation. No assignment will bind the Company unless the original, or a copy, is received at the Company's Operations Center. The assignment will be effective only when recorded by the Company. An assignment does not change the ownership of the policy. However, after an assignment, the rights of any policy owner or beneficiary will be subject to the assignment. The entire policy, including any attached payment option or rider, will be subject to the assignment. The Company will rely solely on the assignee's statement as to the amount of the assignee's interest. The Company will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this policy grants except (a) the right to change the policy owner or beneficiary, and (b) the right to elect a payment option. Assignment of a policy that is a modified endowment contract may generate taxable income. (See "Federal income tax considerations.") An assignment may also have other tax consequences for which you should consult your tax adviser.


ERRORS ON THE APPLICATION

If the age or gender of the insured has been misstated, the death benefit under this policy will be the sum of (a) and (b), where:

     (a)  is the Fund Value on the date of death; and

     (b) is the amount at risk on the last monthly anniversary day, multiplied by the ratio of the insurance rate on the last monthly anniversary day based on the incorrect age or sex to the insurance rate that would have applied on that monthly anniversary day based on the correct age and sex.


INCONTESTABILITY

The Company may contest the validity of this policy if any material misstatements are made in the application. However, the policy will be incontestable as follows:

     (1) The initial Specified Amount cannot be contested after the policy has been in force during the insured's lifetime for two years from its date of issue; and

     (2) An increase in the Specified Amount or any reinstatement cannot be contested after the increase or the reinstated policy has been in force during an Insured's lifetime for two years from its effective date.


POLICY ILLUSTRATIONS

Upon written request, the Company will send you a hypothetical illustration of future benefits under the policy based on both guaranteed and current cost assumptions. Currently, you are entitled to one free illustration each policy year. For each additional illustration, we charge $25. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable, (ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.


DISTRIBUTION OF THE POLICIES

The policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of MONY America Variable Account
L. The offering of the policies is intended to be continuous.

AXA Advisors is an affiliate of the Company, and AXA Distributors is an indirect wholly owned subsidiary of the Company. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for the Company's other life and annuity products.



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The policies are sold by financial professionals of AXA Advisors and its affiliates. The policies are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

The Company pays compensation to both Distributors based on policies sold. The Company may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its policies, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your policy. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the policy and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the policy, see "Summary of the policy" and "Charges and deductions" earlier in this Prospectus.


DISTRIBUTOR COMPENSATION. The Company pays compensation to the Distributors based on premium payments made on the policies ("premium-based compensation"). Premium-based compensation paid by the Company to the Distributors will generally not exceed 110% of the first year premiums paid. Thereafter, premium-based compensation shall not exceed 4.0% of premiums paid in years 2-10. Beginning in the sixth policy year, the Distributors will receive ongoing compensation based on account value of the policies sold ("asset-based compensation") up to a maximum of 0.20% annually of the Fund Value of the Policy. Upon any subsequent increase in Specified Amount, premium-based compensation will equal a maximum of 110% of the increase in premiums paid on or after the increase to a maximum amount. Thereafter, compensation will return to the applicable base percentage of any additional premiums paid as described above. Your AXA Advisors financial professional will receive premium-based compensation in combination with ongoing annual compensation based on a percentage of the account value of the policy sold ("asset-based compensation"). The compensation paid by the Distributor varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a policy is sold by a Selling broker-dealer, the Selling broker-dealer, not the Distributor, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.


AXA Advisors may receive compensation, and, in turn, pay its financial professionals a portion of such fee, from third party investment advisors to whom its financial professionals refer customers for professional management of the assets within their policy.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable policies and policies offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of the Company's products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of premium-based compensation and/or asset-based compensation for the sale of the Company's policy than it pays for the sale of a policy or other financial product issued by a company other than the Company. AXA Advisors may pay higher compensation on certain products in a class than others based on a group or sponsored arrangement, or between older and newer versions or series of the same policy. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company's policies. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company's policies than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company's policies and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend the Company's policy over a policy or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

Compensation payments made to AXA Distributors include payments to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of their assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company's products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the policy owner. Payments may be based on ongoing sales, on the aggregate account value attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. For certain selling broker-dealers, AXA Distributors increases the marketing allowance as certain sales thresholds are met. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of the Company's products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). AXA Distributors also has entered into agreements with certain selling broker-dealers in which the selling broker-dealer agrees to sell certain Company policies exclusively.


These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company's policies over policies and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2013) received additional payments. These additional payments ranged from $1,256 to $5,706,371. The Company and its affiliates may also have additional business arrangements with Selling broker-dealers. For more information, ask your financial professional.



1st Global Capital Corporation


Allstate Financial Services, LLC


American Portfolios Financial Services


Ameriprise Financial Services


BBVA Compass Investment Solutions, Inc.


Cambridge Investment Research


CCO Investment Services Corporation


Centaurus Financial, Inc.


Cetera Advisors, LLC


Cetera Advisors Networks, LLC


Cetera Financial Specialists, LLC


Cetera Investment Services, LLC


Citigroup Global Markets, Inc.


Commonwealth Financial Network


CUNA Brokerage Services


Cuso Financial Services, L.P.


Essex National Securities, Inc.


Farmer's Financial Solution

First Allied Securities Inc.


First Citizens Investor Services, Inc.


First Tennessee Brokerage Inc.


Founders Financial Securities


Geneos Wealth Management Inc.


GWN Securities, Inc.


H.D. Vest Investment Securities, Inc.


Harvest Capital, LLC


Independent Financial Group, LLC


ING Financial Partners


Investacorp, Inc.


Investment Professionals, Inc.


Investors Capital Corporation


James T. Borello & Company


Janney Montgomery Scott LLC


JP Turner & Company, LLC


Key Investment Services LLC


Kovack Securities


LPL Financial Corporation


Lucia Securities, LLC


Meridien Financial Group, Inc.


Merrill Lynch Life Agency, Inc.


Morgan Keegan & Company


Morgan Stanley Smith Barney


National Planning Corporation


Next Financial Group, Inc.


NFP Securities Inc


PNC Investments


Prime Capital Services


Raymond James Insurance Group


RBC Capital Markets Corporation


Robert W Baird & Company


Santander Securities Corporation


Securities America Inc.


SII Investments


Stifel, Nicolaus & Company, Inc.


Summit Brokerage Services, Inc.


SunTrust Investments


The Advisor Group


TransAmerica Financial Advisors


Triad Advisors


U.S Bancorp Investments, Inc.


Valmark Securities, Inc.


Wells Fargo Wealth Brokerage Insurance Agency

9. MORE ABOUT THE COMPANY


MANAGEMENT

The business address for the officers and directors of MONY Life Insurance Company of America ("MONY America"), unless otherwise stated, is 1290 Avenue of the Americas, New York, NY 10104.

No officer or director listed below receives any compensation from Variable Account L. In addition, MONY America and its affiliates pay no separately allocable compensation to any person listed below for services rendered to Variable Account L.


DIRECTORS AND PRINCIPAL OFFICERS
NAME AND PRINCIPAL BUSINESS ADDRESS                               BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
---------------------------------------   ------------------------------------------------------------------------------------------
Henri de Castries                         Director, MONY Life (July 2004 to September 2013) and MONY America (since
AXA                                       July 2004); Director of AXA Equitable (since September 1993); Chairman of the
25, avenue Matignon                       Board of AXA Financial (since April 1998); Vice Chairman (February 1996 to
75008 Paris, France                       April 1998). Chairman and Chief Executive Officer of AXA since April 2010; prior thereto, Chairman of the Management Board (May 2000 to April 2010) and
                                          Chief Executive Officer of AXA (January 2000 to May 2002); Vice Chairman of
                                          AXA's Management Board (January 2000 to May 2000). Director or officer of various subsidiaries and affiliates of the AXA Group. Director of
                                          AllianceBernstein Corporation, the general partner of AllianceBernstein Holding and AllianceBernstein. Director, Nestle S.A. since April 2012. Director of
                                          Donaldson, Lufkin and Jenrette ("DLJ") (July 1993 to November 2000).

Denis Duverne                             Director, MONY Life (July 2004 to September 2013) and MONY America (since
AXA                                       July 2004); Director of AXA Equitable (since February 1998). Member of AXA's
25, avenue Matignon                       Board of Directors and Deputy Chief Executive Officer (since April 2010); prior
75008 Paris, France                       thereto, Member of the AXA Management Board (February 2003 to April 2010)
                                          and Chief Financial Officer (May 2003 through December 2009), prior thereto,
                                          Executive Vice President, Finance, Control and Strategy, AXA (January 2000 to
                                          May 2003); prior thereto Senior Executive Vice President, International (US --
                                          UK -- Benelux) AXA (January 1997 to January 2000); Member of the AXA
                                          Executive Committee (since January 2000); Director, AXA Financial (since
                                          November 2003), AllianceBernstein (since February 1996) and various AXA affiliated companies. Director of DLJ (February 1997 to November 2000).

Ramon de Oliveira                         Director of AXA Financial, AXA Equitable and MONY America since May 2011.
Investment Audit Practice, LLC            Director of MONY Life (May 2011 to September 2013). Since April 2010,
70 South Fifth Street                     Mr. de Oliveira has been a member of AXA's Board of Directors, where he serves
Park Ridge, NJ 07656                      on the Finance Committee (Chair) and Audit Committee, and from April 2009 to
                                          April 2010, he was a member AXA's Supervisory Board. He is currently the
                                          Managing Director of the consulting firm Investment Audit Practice, LLC, based in
                                          New York. From 2002 and 2006, Mr. de Oliveira was Adjunct Professor of Finance
                                          at Columbia University. Prior thereto, starting in 1977, he spent 24 years at
                                          JP Morgan & Co. where he was Chairman and Chief Executive Officer of
                                          JP Morgan Investment Management and was also a member of the firm's
                                          Management Committee since its inception in 1995. Upon the merger with Chase
                                          Manhattan Bank in 2001, Mr. de Oliveira was the only executive from JP Morgan &
                                          Co. asked to join the Executive Committee of the new firm with operating responsibilities. Mr. de Oliveira is currently a Trustee and Chairman of the
                                          Investment Committee of The Kauffman Foundation (since 2003), the Chairman of the Investment Committee of Fonds de Dotation du Louvre (since 2009), a Member of the Investment Committee of The Red Cross (since 2009), and a Director of
                                          Tattinger-Kobrand USA (since 2009), L'Atelier -- New York (since 2010) and
                                          Quilvest SA (since 2011). Previously he was a Director of JP Morgan Suisse,
                                          American Century Company, Inc., SunGard Data Systems and The Hartford
                                          Insurance Company.


NAME AND PRINCIPAL BUSINESS ADDRESS                             BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
--------------------------------------   ----------------------------------------------------------------------------------------
Danny L. Hale                            Director of AXA Financial, AXA Equitable and MONY America since May 2010.
900 20th Avenue South, Unit 1411         Director of MONY Life (May 2010 to September 2013). From January 2003 to
Nashville, TN 37212                      March 2008, served as Senior Vice President and Chief Financial Officer of The
                                         Allstate Corporation. Prior to joining The Allstate Corporation in January 2003,
                                         Executive Vice President and Chief Financial Officer of the Promus Hotel
                                         Corporation until its acquisition by the Hilton Hotels Group in 1999. Executive
                                         Vice President and Chief Financial Officer of USF&G Corporation from 1991 to
                                         1998; prior thereto, President of the Chase Manhattan Leasing Company (1988
                                         to 1991).

Richard C. Vaughan                       Director of AXA Financial, AXA Equitable and MONY America since May 2010.
764 Lynnmore Lane                        Director of MONY Life (May 2010 to September 2013). Executive Vice President
Naples, FL 34108                         and Chief Financial Officer of Lincoln Financial Group (1995 to May 2005); prior thereto, Chief Financial Officer (June 1992 to 1995); Senior Vice President and
                                         Chief Financial Officer of Employee Benefits Division (July 1990 to 1995).
                                         Member of the Board of Directors of MBIA, Inc, serving on the Audit Committee
                                         (Chair).

Anthony J. Hamilton                      Director of AXA Financial, Inc. (since December 1995). Director of AXA
AXA UK plc                               Equitable and MONY America (since May 2006). Director of MONY Life
79, Clapham Common, West Side            (May 2006 to September 2013). Retired Non-executive Chairman of AXA UK plc
London, England SW4 9AY                  (1997 to March 2013) and Chairman of the Remuneration and Nomination
                                         Committee. Prior thereto, Chief Executive Officer (1978 to October 2002) and
                                         Director (March 1978 to December 2004) of Fox-Pitt, Kelton Group Limited.
                                         Former Member of AXA's Board of Directors (April 2010 to April 2013) and
                                         former Chairman of AXA's Audit Committee and a Member of AXA's
                                         Compensation and Human Resources Committee. Former Member of AXA's
                                         Supervisory Board (1996 to April 2010) and Chairman of the Audit Committee
                                         and Member of the Compensation Committee of AXA (1997 to April 2010);
                                         Former Director of Binley Limited (1994 to 2009); Director of TAWA plc (since
                                         2004); Former Member of the Board of Governors of Club de Golf Valderrama
                                         (2006 to 2011).

Barbara Fallon-Walsh                     Director of AXA Financial, AXA Equitable and MONY America since May 2012.
1670 Stephens Drive                      Director of MONY Life (May 2012 to September 2013). From 2006 to
Wayne, PA 19087                          December 2011, served as Head of Institutional Retirement Plan Services at
                                         The Vanguard Group, Inc. ("Vanguard"); prior thereto, served in several executive positions at Vanguard (1995 to 2006). Executive Vice President, Bay
                                         Area Region and LA Gold Coast Region at Bank of America Corporation from
                                         1992 to 1995. From 1981 to 1992, held several management positions at
                                         Security Pacific Corporation, which was acquired by Bank of America in 1992.

Bertram L. Scott                         Director of AXA Financial, AXA Equitable and MONY America since May 2012.
Affinity Health Plans                    Director of MONY Life (May 2012 to September 2013). President and Chief
2500 Halsey Street #2                    Executive Officer of Affinity Health Plans since November 2012. From June 2010
Bronx, NY 10461                          to December 2011, served as President, U.S. Commercial of CIGNA
                                         Corporation. Executive Vice President of TIAA-CREF from 2000 to June 2010 and as President and Chief Executive Officer of TIAA-CREF Life Insurance
                                         Company from 2000 to 2007. Member of the Board of Directors of Becton,
                                         Dickinson and Company, and serves on the Audit Committee and Compensation and Benefits Committee since 2002.


NAME AND PRINCIPAL BUSINESS ADDRESS                             BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
--------------------------------------   ----------------------------------------------------------------------------------------
Lorie A. Slutsky                         Director of AXA Financial, Inc., AXA Equitable and MONY America (since
The New York Community Trust             September 2006). Director of MONY Life (September 2006 to September 2013).
909 Third Avenue                         President of The New York Community Trust (since 1990). Prior thereto,
New York, NY 10022                       Executive Vice President of The New York Community Trust (1987 to 1990).
                                         Director and Chairperson of Corporate Governance Committee and Member of
                                         Executive and Compensation Committees of AllianceBernstein Corporation
                                         (since July 2002); Former Director and Chairman of the Board of BoardSource,
                                         Former Trustee of The New School. Former Chairman of the Board of
                                         Governors of the Milano School of Management & Urban Policy (The New
                                         School).

Peter S. Kraus                           Director of AXA Financial, Inc., AXA Equitable and MONY America (since
AllianceBernstein Corporation            February 2009). Director of MONY Life (February 2009 to September 2013).
1345 Avenue of the Americas              Director, Chairman of the Board and Chief Executive Officer of
New York, NY 10105                       AllianceBernstein Corporation (since December 2008). Prior thereto, Executive
                                         Vice President of Merrill Lynch & Co. (September 2008 to December 2008).
                                         Prior thereto, co-head, Investment Management Division of Goldman Sachs
                                         Group, Inc. (March 1986 to March 2008); also held the following positions: co-
                                         head of the Financial Institutions Group Tokyo (1990-1996). Currently, Director
                                         of Keewaydin Camp; Chairman of the Investment Committee of Trinity College;
                                         Chairman of the Board of California Institute of the Arts; and Co-Chair of
                                         Friends of the Carnegie International.



OFFICERS -- DIRECTORS



Mark Pearson                   Director (since January 2011), President and Chief Executive Officer (since
                               February 2011), AXA Financial. Chairman of the Board and Chief Executive
                               Officer (since February 2011) and Director (since January 2011), AXA Equitable,
                               AXA Equitable Financial Services, LLC and MONY America. Director, Chairman
                               of the Board and Chief Executive Officer of MONY Life (February 2011 to
                               September 2013). Member of AXA's Management and Executive Committees
                               (since 2008). President and Chief Executive Officer of AXA Japan (2008 to
                               January 2011). Director, Representative Executive Officer, President and Chief
                               Executive Officer (June 2010 to February 2011), AXA Japan Holding Co., Ltd
                               and AXA Life Insurance Co., Ltd. (concurrently); prior thereto, Representative
                               Director, President and Chief Executive Officer (June 2008 to June 2010).
                               Regional Chief Executive Officer, Life, AXA Asia Life and AXA Asia Pacific
                               Holdings Limited (concurrently) (October 2001 to June 2008). Director and
                               President, AXA America Holdings, Inc. (since January 2011). Director,
                               AllianceBernstein Corporation (since February 2011).



OTHER OFFICERS



Salvatore Piazzolla             Senior Executive Vice President (since March 2011), AXA Financial, Inc. and
                                MONY America. Senior Executive Vice President of MONY Life (March 2011 to
                                September 2013). Senior Executive Director and Chief Human Resources
                                Officer, AXA Equitable Financial Services, LLC and AXA Equitable (since
                                December 2012). Prior thereto, Senior Executive Vice President AXA Equitable
                                Financial Services, LLC and AXA Equitable (March 2011 to December 2012).
                                Senior Executive Vice President, Head of Human Resources, UniCredit Group
                                (2005 to February 2011). Vice President, Human Resources, General Electric
                                (2001 to 2004). Director, MONY Assets Corp. (March 2011 to December 2011).

Andrea M. Nitzan                Executive Director and Chief Accounting Officer (since December 2012), AXA
                                Equitable Financial Services, LLC and AXA Equitable; prior thereto, Senior Vice
                                President (May 2008 to December 2012); Assistant Vice President and Chief of
                                Staff (1996 to May 2008). Executive Vice President and Chief Accounting
                                Officer, AXA Financial and MONY America (since September 2011). Executive
                                Vice President and Chief Accounting Officer, MONY Life (September 2011 to
                                September 2013).


NAME AND PRINCIPAL BUSINESS ADDRESS                             BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
--------------------------------------   ----------------------------------------------------------------------------------------
Dave S. Hattem                           Senior Executive Director and General Counsel (December 2012 to present);
                                         prior thereto, Senior Vice President (September 1999 to December 2012) and
                                         General Counsel (February 2010 to present) of AXA Equitable and AXA
                                         Equitable Financial Services, LLC; prior thereto, Senior Vice President
                                         (September 1999 to present) and Deputy General Counsel (May 2004 to
                                         February 2010), Associate General Counsel (September 1999 to May 2004).
                                         Senior Executive Vice President (since May 2013) and General Counsel (since
                                         May 2010), AXA Financial, Inc.; prior thereto, Executive Vice President
                                         May 2012 to May 2013) and General Counsel (since May 2010); Senior Vice
                                         President (September 2008 to May 2012) and General Counsel (May 2010 to
                                         present); Senior Vice President and Deputy General Counsel (September 2008
                                         to May 2010). Senior Executive Director (since December 2012) and General
                                         Counsel (since February 2010), MONY America; prior thereto, Executive Vice
                                         President (May 2012 to December 2012) and General Counsel (since
                                         February 2010). Executive Senior Vice President and Deputy General Counsel
                                         of MONY Life (December 2012 to September 2013; held previous positions).
                                         Executive Vice President (since July 2012) and General Counsel (since
                                         December 2010), AXA Equitable Life and Annuity Company. Executive Vice
                                         President (since June 2012) and General Counsel (since December 2010),
                                         MONY Financial Services, Inc.

Karen Field Hazin                        Lead Director (since December 2012), Secretary (since June 2005) and
                                         Associate General Counsel (since June 2005), AXA Equitable Financial
                                         Services, LLC and AXA Equitable; prior thereto, Vice President, Secretary and
                                         Associate General Counsel (June 2005 to December 2012), Counsel (April 2005
                                         to June 2005), Assistant Vice President and Counsel (December 2001 to
                                         June 2003), Counsel (December 1996 to December 2001). Vice President,
                                         Secretary and Associate General Counsel, MONY America (since June 2005).
                                         Vice President, Secretary and Associate General Counsel (since June 2005),
                                         AXA Financial, Inc. Vice President and Secretary (since September 2005), AXA
                                         America Holdings, Inc. Vice President, Secretary and Associate General
                                         Counsel (since June 2005), AXA Equitable Life and Annuity Company. Vice
                                         President, Secretary and Associate General Counsel (since June 2005), AXA
                                         Distribution Holding Corporation. Vice President, Secretary and Associate
                                         General Counsel, MONY Life (June 2005 to September 2013)

Anthony F. Recine                        Senior Vice President, Chief Compliance Officer (February 2005 to present) and
                                         Deputy General Counsel (February 2010 to present) of MONY America.
                                         Managing Director, Chief Compliance Officer and Deputy General Counsel
                                         (since December 2012), AXA Equitable and AXA Equitable Financial Services,
                                         LLC; prior thereto, Senior Vice President (February 2005 to December 2012),
                                         Chief Compliance Officer (February 2005 to present), and Deputy General
                                         Counsel (February 2010 to present); prior thereto, Senior Vice President, Chief
                                         Compliance Officer and Associate General Counsel (February 2005 to
                                         February 2010). Senior Vice President, Chief Compliance Officer and Deputy
                                         General Counsel, AXA Financial (since May 2010). Vice President, Deputy
                                         General Counsel and Chief Litigation Counsel (2000 to February 2005) of The
                                         MONY Group; prior thereto, Vice President and Chief Litigation Counsel (1990 to 2000). Senior Vice President, Chief Compliance Officer (February 2005 to
                                         September 2013) and Deputy General Counsel (February 2010 to
                                         September 2013) of MONY Life.


NAME AND PRINCIPAL BUSINESS ADDRESS                             BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
--------------------------------------   ----------------------------------------------------------------------------------------
Nicholas B. Lane                         Senior Executive Director (since December 2012) and Head of U.S. Life and
                                         Retirement (since November 2013), AXA Equitable Financial Services, LLC and
                                         AXA Equitable; prior thereto, Senior Executive Director and President,
                                         Retirement Savings (December 2012 to November 2013); prior thereto, Senior
                                         Executive Vice President (February 2011 to December 2012) and President,
                                         Retirement Savings (February 2011 to November 2013). Senior Executive Vice
                                         President (since February 2011) and Head of U.S. Life and Retirement (since
                                         November 2013), AXA Financial and MONY America; prior thereto, Senior
                                         Executive Vice President and President, Retirement Savings (February 2011 to
                                         November 2013). Senior Executive Vice President and President, Retirement
                                         Savings, MONY Life (February 2011 to September 2013). Director and Member
                                         of the Audit Committee (since February 2011), U.S. Financial Life Insurance
                                         Company and AXA Equitable Life and Annuity Company. Director and Chief
                                         Retirement Savings Officer (since February 2011), AXA Advisors, LLC. Director and Member of the Audit Committee, AXA Corporate Solutions Life Reinsurance
                                         Company (November 2008 to March 2011). Director, Chairman of the Board,
                                         President, Chief Executive Officer and Chief Retirement Savings Officer (since
                                         February 2011), AXA Distributors, LLC. Director, AXA Distribution Holding
                                         Corporation (since October 2013). Head of Global Strategy & Business Support
                                         and Development (June 2008 to January 2011), AXA SA. Senior Vice President
                                         of Retail Distribution Business Platforms (February 2006 to June 2008), AXA
                                         Equitable; prior thereto, Vice President (May 2005 to February 2006).

Robert O. (Bucky) Wright. Jr.            Senior Executive Director and Head of Wealth Management, AXA Equitable
                                         Financial Services, LLC and AXA Equitable (since December 2012); prior thereto, Executive Vice President (July 2010 to December 2012). Senior
                                         Executive Vice President and Head of Wealth Management (since
                                         December 2012), MONY America; prior thereto, Executive Vice President
                                         (July 2010 to December 2012). Director (since July 2010), Chairman of the
                                         Board and Chief Executive Officer (since May 2012) AXA Advisors, LLC; prior thereto, President (October 2012 to January 2013) and Chief Sales Officer
                                         (September 2009 to February 2013). Director (since February 2012), Executive
                                         Vice President (since April 2011) and Chief Sales Officer (since April 2010),
                                         AXA Network, LLC. Director (July 2010 to May 2012), MONY Brokerage, Inc.
                                         Director (July 2004 to May 2012) and Chairman of the Board (August 2004 to
                                         May 2012), MONY Securities Corporation. Executive Vice President (July 2010
                                         to September 2013), MONY Life; prior thereto, Senior Vice President and Chief
                                         Agency Officer and various positions (1976 to July 2004).




NAME AND PRINCIPAL BUSINESS ADDRESS                             BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
--------------------------------------   ----------------------------------------------------------------------------------------
Anders B. Malmstrom                      Senior Executive Vice President and Chief Financial Officer (since June 2012),
                                         AXA Financial, Inc. and MONY America. Senior Executive Director and Chief
                                         Financial Officer, AXA Equitable (since December 2012); prior thereto, Senior
                                         Executive Vice President and Chief Financial Officer (June 2012 to
                                         December 2012). Director (since July 2012), Senior Executive Director and
                                         Chief Financial Officer (since June 2012), AXA Equitable Financial Services,
                                         LLC. Director (since July 2012), 1740 Advisers, Inc. Director, Chairman of the
                                         Board, President and Chief Executive Officer (since July 2012), ACMC, LLC.
                                         Director (July 2012), AXA Advisors, LLC. Director and Senior Executive Vice
                                         President (since July 2012), AXA America Holdings, Inc. Director and Chairman
                                         of the Board; Member of the Audit Committee (since July 2012), AXA Corporate
                                         Solutions Life Reinsurance Company. Director, Chairman of the Board and Chief
                                         Executive Officer (since July 2012), AXA Distribution Holding Corporation.
                                         Director (since July 2012) and Chairman of the Board (since August 2012);
                                         Member of the Audit Committee (Chairman) (since July), AXA Equitable Life and
                                         Annuity Company. Director and Chairman of the Board (since July 2012), AXA
                                         RE Arizona Company. Director, Chairman of the Board and Chief Executive
                                         Officer (since July 2012), Financial Marketing Agency, Inc. Director (since
                                         July 2012), Chairman of the Board, President and Chief Executive Officer (since
                                         August 2012), MONY Financial Services, Inc. Director (since July 2012), MONY
                                         Financial Resources of the Americas Limited. Director (since July 2012), MONY
                                         International Holdings, LLC. Director (since December 2013), 1740 Advisors,
                                         Inc. Director (since September 2012), MONY Life Insurance Company of the
                                         Americas, Ltd. Director and Chairman of the Board; Member of the Audit
                                         Committee (Chairman) (since July 2012), U.S. Financial Life Insurance
                                         Company. Senior Executive Vice President and Chief Financial Officer, MONY
                                         Life (June 2012 to September 2013). Member of the Executive Board and
                                         served as the Head of the Life Business , AXA Winterthur. Prior to joining AXA
                                         Winterthur in January 2009, Mr. Malmstrom was a Senior Vice President at
                                         Swiss Life, where he was also a member of the Management Committee.
                                         Mr. Malmstrom joined Swiss Life in 1997, and held several positions of increasing responsibility during his tenure.


NAME AND PRINCIPAL BUSINESS ADDRESS                             BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
--------------------------------------   ----------------------------------------------------------------------------------------
Joshua E. Braverman                      Senior Executive Director and Treasurer (since December 2012), AXA Equitable and AXA Equitable Financial Services; prior thereto, Executive Vice President and Treasurer (September 2012 to December 2012), Senior Vice President,
                                         Head of Derivatives (September 2009 to September 2012). Senior Executive
                                         Vice President (since May 2013) and Treasurer (since September 2012), AXA
                                         Financial, Inc. and MONY America; prior thereto, Executive Vice President and
                                         Treasurer (September 2012 to May 2013). Executive Vice President and
                                         Treasurer, MONY Life (September 2012 to September 2013). Director, Executive
                                         Vice President, Chief Financial Officer and Treasurer and Member of the Audit
                                         Committee (since September 2012), AXA Equitable Life and Annuity Company.
                                         Director, Executive Vice President, Chief Financial Officer and Treasurer and
                                         Member of the Audit Committee (since September 2012), U.S. Financial Life
                                         Insurance Company. Director, President, Chief Executive Officer and Chief
                                         Investment Officer and Chairman of the Audit Committee (since
                                         September 2012), AXA Corporate Solutions Life Reinsurance Company. Director
                                         and Chairman (since September 2012), Equitable Casualty Insurance Company.
                                         Director, President and Chief Executive Officer (since September 2012), AXA
                                         RE Arizona Company. Executive Vice President and Treasurer (since
                                         September 2012), AXA America Holdings, Inc. Director, President and Chief
                                         Financial Officer (since September 2012), AXA Distribution Holding Corporation.
                                         Director and President, MONY Life Insurance Company of the Americas Limited
                                         (since September 2012). Director, President and Treasurer (since
                                         September 2012), MONY International Holdings, LLC. Director, President and
                                         Treasurer (since September 2012), MBT, Ltd. Director, Chairman, President and
                                         Treasurer (since September 2012), MONY Financial Resources of the Americas
                                         Limited. Director, Executive Vice President, Chief Financial Officer and Treasurer
                                         (since September 2012), MONY Financial Services, Inc. Executive Vice
                                         President and Treasurer (since September 2012), 1740 Advisors, Inc. Executive
                                         Vice President, Global Head of Derivatives at AEGON USA, LLC (May 2003 to
                                         September 2009).

Michael B. Healy                         Executive Director (since December 2012) and Chief Information Officer (since
                                         May 2011), AXA Equitable and AXA Equitable Financial Services; prior thereto,
                                         (Executive Vice President (May 2011 to December 2012) and Chief Information
                                         Officer (since May 2011), Senior Vice President and Chief Information Officer
                                         (September 2010 to May 2011); Senior Vice President (September 2009 to
                                         November 2010). Executive Vice President and Chief Information Officer (since
                                         May 2011), AXA Financial and MONY America; prior thereto, Senior Vice
                                         President and Chief Information Officer (November 2010 to May 2011); Senior
                                         Vice President (September 2009 to November 2010). Executive Vice President
                                         and Chief Information Officer (May 2011 to September 2013), MONY Life; prior thereto, Senior Vice President and Chief Information Officer (November 2010 to
                                         May 2011); Senior Vice President (September 2009 to November 2010). Senior
                                         Vice President, Program Office at Marsh & McLennan Companies Inc.
                                         (April 2003 to August 2009).




NAME AND PRINCIPAL BUSINESS ADDRESS                             BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
--------------------------------------   ----------------------------------------------------------------------------------------
Keith E. Floman                          Managing Director and Chief Actuary, AXA Equitable and AXA Equitable
                                         Financial Services (since December 2012); prior thereto, Senior Vice President and Actuary (November 2008 to December 2012), Vice President and Senior
                                         Actuary (August 2006 to November 2008). Senior Vice President and Actuary,
                                         MONY America (since November 2008); prior thereto, Vice President and Senior
                                         Actuary (August 2006 to November 2008). Senior Vice President and Actuary,
                                         MONY Life (November 2008 to September 2013); prior thereto, Vice President and Senior Actuary (August 2006 to November 2008). Senior Vice President and
                                         Actuary, AXA Equitable Life and Annuity Company (since December 2008).
                                         Senior Vice President and Actuary (since January 2009) and Appoint Actuary
                                         (since May 2008), U.S. Financial Life Insurance Company. Senior Vice President,
                                         AXA Corporate Solutions Life Reinsurance Company (since July 2007). Director,
                                         Executive Vice President and Chief Financial Officer, AXA RE Arizona Company
                                         (since May 2013). Director, Financial Marketing Agency, Inc. (since May 2013).

Kevin E. Murray                          Executive Director, AXA Equitable and AXA Equitable Financial Services (since
                                         December 2012); prior thereto, Executive Vice President (September 2004 to
                                         December 2012). Senior Vice President, Information Technology, AIG (1996 to
                                         September 2004).

Sharon A. Ritchey                        Senior Executive Director and Chief Operating Officer, AXA Equitable and AXA
                                         Equitable Financial Services (since November 2013). Senior Executive Vice
                                         President and Chief Operating Officer, AXA Financial and MONY America (since
                                         November 2013). Executive Vice President, Retirement Plans Group, The
                                         Hartford Financial (January 1999 to January 2013).

Amy J. Radin                             Senior Executive Director and Chief Marketing Officer, AXA Equitable and AXA
                                         Equitable Financial Services (since December 2012); prior thereto, Senior
                                         Executive Vice President and Chief Marketing Officer (February 2012 to
                                         December 2012). Senior Executive Vice President and Chief Marketing Officer
                                         (since February 2012), AXA Financial, Inc. and MONY America. Senior
                                         Executive Vice President and Chief Marketing Officer, MONY Life
                                         (February 2012 to September 2013). Director, AXA Advisors (since July 2012).
                                         Executive Vice President and Chief Innovation Officer, E*TRADE
                                         (September 2010 to January 2012); Senior Vice President and Chief Marketing
                                         Officer, Reader's Digest Association (June 2009 to May 2010); Executive Vice
                                         President, Citigroup (June 2000 to February 2009); Executive Vice President
                                         and Chief Marketing Officer, Dime Bancorp. (July 1998 to May 2000); Vice
                                         President, American Express (October 1985 to July 1998).

Kevin Molloy                             Senior Executive Vice President, AXA Financial and MONY Life (since
                                         May 2013). Senior Executive Director, AXA Equitable and AXA Equitable
                                         Financial Services (since May 2013). Director and Vice Chairman of the Board,
                                         AXA Advisors, LLC (since September 2013). Director, AXA Network, LLC (since
                                         October 2013). Director and Member of Audit Committee, AXA Corporate
                                         Solutions Life Reinsurance Company (since March 2011). Senior Vice President,
                                         Business Support and Development, AXA (June 2010 to May 2013). Vice
                                         President of Distribution Finance (April 2007 to June 2010), Vice President and
                                         head of North American Investor Relations (November 2003 to April 2007),
                                         Director of Corporate Finance (1999 to November 2003), AXA Equitable.



STATE REGULATION

The Company is subject to the laws of the state of Arizona governing insurance companies and to regulation by the Commissioner of Insurance of Arizona. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers the operations of the Company for the preceding year and its financial condition as of December 31st of that year. The Company's affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of Company's operations at periodic intervals.



TELEPHONE/FAX/INTERNET TRANSACTIONS



You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone or fax if you have completed and signed a telephone/fax transfer authorization form, and we have received that form at our Operations Center. You may elect these privileges when you apply for the Policy. You may also elect to transfer Fund Values or change allocation instructions for future premiums via the Internet by completing the transaction authorization form found online at www.axa.com. These privileges are subject to our rules and conditions, and we have reserved the right to modify or terminate these privileges. We will process your telephone, Internet or fax instructions as of the end of the business day that we receive them, subject to the limitations stated in this section and the Transfer section of the prospectus. We will only accept telephone, Internet or fax transfer and allocation instructions if they are complete and correct.



We have adopted guidelines (which we believe to be reasonable) relating to telephone/fax/Internet transfers and allocation instructions. These guidelines, among other things, outline procedures to be followed which are designed to prevent unauthorized instructions (such as recording your telephone transfer and allocation instructions). If these procedures are followed, we will not be liable for, and you will therefore bear the entire risk of, any loss as a result of our following telephone/fax/Internet instructions if such instructions prove to be fraudulent. A copy of the guidelines and our form for electing telephone/fax/Internet transfer privileges is available from your agent or by calling us at 1-800-487-6669, Monday through Friday, 9 AM to 5 PM, Eastern Time. Internet transfer privileges and a copy of the guidelines and forms are available online at www.axa.com.



Please note that our telephone or internet system may not always be available. Any telephone or internet system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability under all circumstances. If your are experiencing problems, you may make your transaction request by writing our Operations Center.



LEGAL PROCEEDINGS


The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to an Owner's interest in the Variable Account, nor would any of these proceedings be likely to have a material adverse effect upon the Variable Account, our ability to meet our obligations under the Policies, or the distribution of the Policies.



REGISTRATION STATEMENT

A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees, or by accessing the SEC's website at http://www.sec.gov.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements for each of the subaccounts of MONY America Variable Account L and the Company included in this Prospectus and in the Registration Statement, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as indicated in their reports herein. These financial statements are included in reliance upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP's office is located at 300 Madison Avenue, New York, New York, 10017.


FINANCIAL STATEMENTS

The audited financial statements for each of the subaccounts of MONY America Variable Account L and the Company are set forth herein.

These financial statements have been audited by Pricewater-houseCoopers LLP, an independent registered public accounting firm. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies. You should not consider the financial statements of the Company as affecting investment performance of assets in the Variable Account. PricewaterhouseCoopers LLP also provides independent audit services and certain other non-audit services to the Company as permitted by the applicable SEC independence rules.


The complete registration statement and other filed documents for MONY America Variable Account L can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may get information on the operation of the public reference room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The registration statement and other filed documents for MONY America Variable Account L are available on the Securities and Exchange Commission's Internet site at http:// www.sec.gov. You may get copies of this information by paying a duplicating fee, and writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

Our general obligations and any guaranteed benefits under the contract are supported by the Company's general account and are subject to the Company's claims paying ability. For more information about the Company's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS

With respect to MONY America Variable Account L
Report of Independent Registered Public Accounting Firm...............  FSA-2
   Statements of Assets and Liabilities as of December 31, 2013.......  FSA-3
   Statements of Operations for the Year Ended December 31, 2013...... FSA-30
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2013 and December 31, 2012.......................... FSA-53
   Notes to Financial Statements...................................... FSA-91

With respect to MONY Life Insurance Company of America:
Report of Independent Registered Public Accounting Firm...............    F-1
Financial Statements:
   Balance Sheets, December 31, 2013 and December 31, 2012............    F-2
   Statements of Earnings (Loss), Years Ended December 31, 2013, 2012
     and 2011.........................................................    F-3
   Statements of Comprehensive Income (Loss), Years Ended December
     31, 2013, 2012 and 2011..........................................    F-4
   Statements of Shareholder's Equity, Years Ended December 31, 2013,
     2012 and 2011....................................................    F-5
   Statements of Cash Flows, Years Ended December 31, 2013, 2012 and
     2011.............................................................    F-6
   Notes to Financial Statements......................................    F-7

                                 FSA-1  #611974

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
MONY Life Insurance Company of America
and the Contractowners of MONY America Variable Account L

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Investment Options of MONY America Variable Account L listed in Note 1 at December 31, 2013, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of MONY Life Insurance Company of America's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2013 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 21, 2014

                                     FSA-2

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2013



                                                                                               ALL ASSET    AMERICAN CENTURY
                                                            ALL ASSET      ALL ASSET GROWTH-    MODERATE    VP MID CAP VALUE
                                                        AGGRESSIVE-ALT 25*      ALT 20*      GROWTH-ALT 15*       FUND
                                                        ------------------ ----------------- -------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.      $58,114          $66,812,905       $181,458        $664,527
Receivable for shares of the Portfolios sold...........           --               15,473            120           1,119
Receivable for policy-related transactions.............           --                   --             --              --
                                                             -------          -----------       --------        --------
   Total assets........................................       58,114           66,828,378        181,578         665,646
                                                             -------          -----------       --------        --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........           --                   --             --              --
Payable for policy-related transactions................           --               15,473            120           1,059
                                                             -------          -----------       --------        --------
   Total liabilities...................................           --               15,473            120           1,059
                                                             -------          -----------       --------        --------
NET ASSETS.............................................      $58,114          $66,812,905       $181,458        $664,587
                                                             =======          ===========       ========        ========

NET ASSETS:
Accumulation Unit Value................................      $58,114          $66,761,646       $181,458        $664,579
Retained by MONY America in Variable Account L.........           --               51,259             --               8
                                                             -------          -----------       --------        --------
TOTAL NET ASSETS.......................................      $58,114          $66,812,905       $181,458        $664,587
                                                             =======          ===========       ========        ========

Investments in shares of the Portfolios, at cost.......      $55,849          $58,734,931       $179,414        $558,051
The Portfolios shares held
   Class B.............................................        4,879            3,402,056         16,372              --
   Class II............................................           --                   --             --          35,959
   Class 4.............................................           --                   --             --              --

                                                          AMERICAN FUNDS
                                                        INSURANCE SERIES(R)
                                                           GLOBAL SMALL       AMERICAN FUNDS
                                                          CAPITALIZATION    INSURANCE SERIES(R)
                                                             FUND/SM/        NEW WORLD FUND(R)
                                                        ------------------- -------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.       $24,768             $22,626
Receivable for shares of the Portfolios sold...........            --                  --
Receivable for policy-related transactions.............            35                 686
                                                              -------             -------
   Total assets........................................        24,803              23,312
                                                              -------             -------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            35                 686
Payable for policy-related transactions................            --                  --
                                                              -------             -------
   Total liabilities...................................            35                 686
                                                              -------             -------
NET ASSETS.............................................       $24,768             $22,626
                                                              =======             =======

NET ASSETS:
Accumulation Unit Value................................       $24,768             $22,626
Retained by MONY America in Variable Account L.........            --                  --
                                                              -------             -------
TOTAL NET ASSETS.......................................       $24,768             $22,626
                                                              =======             =======

Investments in shares of the Portfolios, at cost.......       $23,430             $22,135
The Portfolios shares held
   Class B.............................................            --                  --
   Class II............................................            --                  --
   Class 4.............................................           969                 905

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-3

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                        AXA AGGRESSIVE AXA BALANCED AXA CONSERVATIVE AXA CONSERVATIVE
                                                         ALLOCATION*    STRATEGY*     ALLOCATION*    GROWTH STRATEGY*
                                                        -------------- ------------ ---------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $27,007,546   $15,362,495     $3,559,421       $4,057,144
Receivable for shares of the Portfolios sold...........           --            --            343               --
Receivable for policy-related transactions.............          698         1,563             --            8,492
                                                         -----------   -----------     ----------       ----------
   Total assets........................................   27,008,244    15,364,058      3,559,764        4,065,636
                                                         -----------   -----------     ----------       ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          698         1,563             --            8,492
Payable for policy-related transactions................           --            --            343               --
                                                         -----------   -----------     ----------       ----------
   Total liabilities...................................          698         1,563            343            8,492
                                                         -----------   -----------     ----------       ----------
NET ASSETS.............................................  $27,007,546   $15,362,495     $3,559,421       $4,057,144
                                                         ===========   ===========     ==========       ==========

NET ASSETS:
Accumulation Unit Value................................  $27,006,636   $15,361,947     $3,553,351       $4,057,144
Retained by MONY America in Variable Account L.........          910           548          6,070               --
                                                         -----------   -----------     ----------       ----------
TOTAL NET ASSETS.......................................  $27,007,546   $15,362,495     $3,559,421       $4,057,144
                                                         ===========   ===========     ==========       ==========

Investments in shares of the Portfolios, at cost.......  $22,298,221   $13,911,188     $3,573,499       $3,754,015
The Portfolios shares held
   Class A.............................................           74            --             80               --
   Class B.............................................    2,262,024     1,101,342        367,679          306,205

                                                        AXA CONSERVATIVE- AXA CONSERVATIVE
                                                        PLUS ALLOCATION*     STRATEGY*
                                                        ----------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $7,204,369        $1,716,958
Receivable for shares of the Portfolios sold...........            --                --
Receivable for policy-related transactions.............            56             6,456
                                                           ----------        ----------
   Total assets........................................     7,204,425         1,723,414
                                                           ----------        ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            56             6,456
Payable for policy-related transactions................            --                --
                                                           ----------        ----------
   Total liabilities...................................            56             6,456
                                                           ----------        ----------
NET ASSETS.............................................    $7,204,369        $1,716,958
                                                           ==========        ==========

NET ASSETS:
Accumulation Unit Value................................    $7,204,338        $1,716,953
Retained by MONY America in Variable Account L.........            31                 5
                                                           ----------        ----------
TOTAL NET ASSETS.......................................    $7,204,369        $1,716,958
                                                           ==========        ==========

Investments in shares of the Portfolios, at cost.......    $6,750,679        $1,661,417
The Portfolios shares held
   Class A.............................................        11,669                --
   Class B.............................................       697,695           146,384

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-4

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                        AXA GROWTH  AXA MODERATE   AXA MODERATE    AXA MODERATE-   AXA TACTICAL
                                                        STRATEGY*   ALLOCATION*  GROWTH STRATEGY* PLUS ALLOCATION* MANAGER 400*
                                                        ----------- ------------ ---------------- ---------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value. $15,915,594 $38,591,409    $39,494,663      $83,470,484      $319,694
Receivable for shares of the Portfolios sold...........          --          --             --            5,331            --
Receivable for policy-related transactions.............      13,538       2,851         21,365               --            --
                                                        ----------- -----------    -----------      -----------      --------
   Total assets........................................  15,929,132  38,594,260     39,516,028       83,475,815       319,694
                                                        ----------- -----------    -----------      -----------      --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........      13,538       2,851         21,365               --            --
Payable for policy-related transactions................          --          --             --            5,331            --
                                                        ----------- -----------    -----------      -----------      --------
   Total liabilities...................................      13,538       2,851         21,365            5,331            --
                                                        ----------- -----------    -----------      -----------      --------
NET ASSETS............................................. $15,915,594 $38,591,409    $39,494,663      $83,470,484      $319,694
                                                        =========== ===========    ===========      ===========      ========

NET ASSETS:
Accumulation Unit Value................................ $15,915,594 $38,584,587    $39,494,663      $83,468,892      $319,694
Retained by MONY America in Variable Account L.........          --       6,822             --            1,592            --
                                                        ----------- -----------    -----------      -----------      --------
TOTAL NET ASSETS....................................... $15,915,594 $38,591,409    $39,494,663      $83,470,484      $319,694
                                                        =========== ===========    ===========      ===========      ========

Investments in shares of the Portfolios, at cost....... $13,666,733 $35,386,841    $34,747,161      $75,253,682      $281,054
The Portfolios shares held
   Class A.............................................          --         364             --            6,429            --
   Class B.............................................   1,016,276   2,668,749      2,617,274        7,153,004        16,038

                                                        AXA TACTICAL
                                                        MANAGER 500*
                                                        ------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $384,834
Receivable for shares of the Portfolios sold...........         --
Receivable for policy-related transactions.............         --
                                                          --------
   Total assets........................................    384,834
                                                          --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         --
Payable for policy-related transactions................         --
                                                          --------
   Total liabilities...................................         --
                                                          --------
NET ASSETS.............................................   $384,834
                                                          ========

NET ASSETS:
Accumulation Unit Value................................   $384,834
Retained by MONY America in Variable Account L.........         --
                                                          --------
TOTAL NET ASSETS.......................................   $384,834
                                                          ========

Investments in shares of the Portfolios, at cost.......   $355,425
The Portfolios shares held
   Class A.............................................         --
   Class B.............................................     21,711

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-5

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                       AXA TACTICAL
                                                        AXA TACTICAL     MANAGER      DREYFUS STOCK   EQ/ALLIANCEBERNSTEIN
                                                        MANAGER 2000* INTERNATIONAL* INDEX FUND, INC.  SMALL CAP GROWTH*
                                                        ------------- -------------- ---------------- --------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $266,179       $223,064      $37,730,038         $3,815,952
Receivable for shares of the Portfolios sold...........         --             --            7,250              2,284
Receivable for policy-related transactions.............         --             --               --                 --
                                                          --------       --------      -----------         ----------
   Total assets........................................    266,179        223,064       37,737,288          3,818,236
                                                          --------       --------      -----------         ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         --             --               --                 --
Payable for policy-related transactions................         --             --            7,250              2,279
                                                          --------       --------      -----------         ----------
   Total liabilities...................................         --             --            7,250              2,279
                                                          --------       --------      -----------         ----------
NET ASSETS.............................................   $266,179       $223,064      $37,730,038         $3,815,957
                                                          ========       ========      ===========         ==========

NET ASSETS:
Accumulation Unit Value................................   $266,179       $223,064      $37,666,175         $3,815,953
Retained by MONY America in Variable Account L.........         --             --           63,863                  4
                                                          --------       --------      -----------         ----------
TOTAL NET ASSETS.......................................   $266,179       $223,064      $37,730,038         $3,815,957
                                                          ========       ========      ===========         ==========

Investments in shares of the Portfolios, at cost.......   $232,891       $201,027      $27,595,654         $2,748,340
The Portfolios shares held
   Class A.............................................         --             --               --             36,906
   Class B.............................................     13,998         16,575               --            147,677
   Initial Shares......................................         --             --          923,850                 --

                                                                               EQ/BOSTON
                                                           EQ/BLACKROCK     ADVISORS EQUITY
                                                        BASIC VALUE EQUITY*     INCOME*
                                                        ------------------- ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $7,572,841        $17,905,616
Receivable for shares of the Portfolios sold...........             --                 --
Receivable for policy-related transactions.............          1,059                859
                                                            ----------        -----------
   Total assets........................................      7,573,900         17,906,475
                                                            ----------        -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          1,054              1,744
Payable for policy-related transactions................             --                 --
                                                            ----------        -----------
   Total liabilities...................................          1,054              1,744
                                                            ----------        -----------
NET ASSETS.............................................     $7,572,846        $17,904,731
                                                            ==========        ===========

NET ASSETS:
Accumulation Unit Value................................     $7,572,669        $17,746,861
Retained by MONY America in Variable Account L.........            177            157,870
                                                            ----------        -----------
TOTAL NET ASSETS.......................................     $7,572,846        $17,904,731
                                                            ==========        ===========

Investments in shares of the Portfolios, at cost.......     $5,118,790        $14,433,972
The Portfolios shares held
   Class A.............................................             --          1,176,647
   Class B.............................................        381,135          1,461,375
   Initial Shares......................................             --                 --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-6

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


                                                         EQ/CALVERT  EQ/CAPITAL
                                                          SOCIALLY    GUARDIAN  EQ/COMMON STOCK EQ/CORE BOND
                                                        RESPONSIBLE* RESEARCH*      INDEX*         INDEX*    EQ/EQUITY 500 INDEX*
                                                        ------------ ---------- --------------- ------------ --------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $1,745,799  $5,551,907   $9,110,103    $27,437,871      $11,766,554
Receivable for shares of the Portfolios sold...........           7       2,220           --          1,134               --
Receivable for policy-related transactions.............          --          --        7,894             --            1,552
                                                         ----------  ----------   ----------    -----------      -----------
   Total assets........................................   1,745,806   5,554,127    9,117,997     27,439,005       11,768,106
                                                         ----------  ----------   ----------    -----------      -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          --          --        7,894             --            1,527
Payable for policy-related transactions................          12       2,220           --          1,134               --
                                                         ----------  ----------   ----------    -----------      -----------
   Total liabilities...................................          12       2,220        7,894          1,134            1,527
                                                         ----------  ----------   ----------    -----------      -----------
NET ASSETS.............................................  $1,745,794  $5,551,907   $9,110,103    $27,437,871      $11,766,579
                                                         ==========  ==========   ==========    ===========      ===========

NET ASSETS:
Accumulation Unit Value................................  $1,745,784  $5,293,396   $9,110,103    $27,346,234      $11,766,576
Retained by MONY America in Variable Account L.........          10     258,511           --         91,637                3
                                                         ----------  ----------   ----------    -----------      -----------
TOTAL NET ASSETS.......................................  $1,745,794  $5,551,907   $9,110,103    $27,437,871      $11,766,579
                                                         ==========  ==========   ==========    ===========      ===========

Investments in shares of the Portfolios, at cost.......  $1,153,194  $3,455,466   $6,194,985    $27,331,267      $ 8,443,849
The Portfolios shares held
   Class A.............................................     114,742     257,809        1,586      2,544,723               --
   Class B.............................................      41,275      35,036      384,345        235,310          367,081

                                                        EQ/EQUITY GROWTH
                                                             PLUS*
                                                        ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $11,587,074
Receivable for shares of the Portfolios sold...........        10,744
Receivable for policy-related transactions.............            --
                                                          -----------
   Total assets........................................    11,597,818
                                                          -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            --
Payable for policy-related transactions................        10,744
                                                          -----------
   Total liabilities...................................        10,744
                                                          -----------
NET ASSETS.............................................   $11,587,074
                                                          ===========

NET ASSETS:
Accumulation Unit Value................................   $11,582,428
Retained by MONY America in Variable Account L.........         4,646
                                                          -----------
TOTAL NET ASSETS.......................................   $11,587,074
                                                          ===========

Investments in shares of the Portfolios, at cost.......   $ 7,469,898
The Portfolios shares held
   Class A.............................................            --
   Class B.............................................       553,354

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-7

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                        EQ/GAMCO MERGERS  EQ/GAMCO SMALL EQ/GLOBAL BOND EQ/GLOBAL MULTI-
                                                        AND ACQUISITIONS* COMPANY VALUE*     PLUS*       SECTOR EQUITY*
                                                        ----------------- -------------- -------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $1,169,579      $96,554,651     $1,561,593      $8,006,980
Receivable for shares of the Portfolios sold...........            39           39,678             --           6,384
Receivable for policy-related transactions.............            --               --            355              --
                                                           ----------      -----------     ----------      ----------
   Total assets........................................     1,169,618       96,594,329      1,561,948       8,013,364
                                                           ----------      -----------     ----------      ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            --               --            325              --
Payable for policy-related transactions................            39           39,680             --           6,384
                                                           ----------      -----------     ----------      ----------
   Total liabilities...................................            39           39,680            325           6,384
                                                           ----------      -----------     ----------      ----------
NET ASSETS.............................................    $1,169,579      $96,554,649     $1,561,623      $8,006,980
                                                           ==========      ===========     ==========      ==========

NET ASSETS:
Accumulation Unit Value................................    $1,169,218      $96,504,374     $1,561,619      $8,006,813
Retained by MONY America in Variable Account L.........           361           50,275              4             167
                                                           ----------      -----------     ----------      ----------
TOTAL NET ASSETS.......................................    $1,169,579      $96,554,649     $1,561,623      $8,006,980
                                                           ==========      ===========     ==========      ==========

Investments in shares of the Portfolios, at cost.......    $1,100,969      $58,113,245     $1,649,562      $6,063,459
The Portfolios shares held
   Class A.............................................            --               --             --          72,382
   Class B.............................................        88,639        1,723,608        167,828         470,081

                                                        EQ/INTERMEDIATE  EQ/INTERNATIONAL
                                                        GOVERNMENT BOND*    CORE PLUS*
                                                        ---------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $13,578,024       $1,481,992
Receivable for shares of the Portfolios sold...........           298               --
Receivable for policy-related transactions.............            --               66
                                                          -----------       ----------
   Total assets........................................    13,578,322        1,482,058
                                                          -----------       ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            --               66
Payable for policy-related transactions................           298               --
                                                          -----------       ----------
   Total liabilities...................................           298               66
                                                          -----------       ----------
NET ASSETS.............................................   $13,578,024       $1,481,992
                                                          ===========       ==========

NET ASSETS:
Accumulation Unit Value................................   $13,451,486       $1,481,992
Retained by MONY America in Variable Account L.........       126,538               --
                                                          -----------       ----------
TOTAL NET ASSETS.......................................   $13,578,024       $1,481,992
                                                          ===========       ==========

Investments in shares of the Portfolios, at cost.......   $13,298,900       $1,272,549
The Portfolios shares held
   Class A.............................................     1,247,069               --
   Class B.............................................        84,214          143,555

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-8

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                                                      EQ/JPMORGAN
                                                        EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/INVESCO     VALUE
                                                         EQUITY INDEX*     VALUE PLUS*    COMSTOCK*  OPPORTUNITIES*
                                                        ---------------- ---------------- ---------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $7,525,633       $4,471,864    $1,581,122    $923,426
Receivable for shares of the Portfolios sold...........            --            6,756            --          --
Receivable for policy-related transactions.............           630               --            40         121
                                                           ----------       ----------    ----------    --------
   Total assets........................................     7,526,263        4,478,620     1,581,162     923,547
                                                           ----------       ----------    ----------    --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........           630               --            35         121
Payable for policy-related transactions................            --            6,756            --          --
                                                           ----------       ----------    ----------    --------
   Total liabilities...................................           630            6,756            35         121
                                                           ----------       ----------    ----------    --------
NET ASSETS.............................................    $7,525,633       $4,471,864    $1,581,127    $923,426
                                                           ==========       ==========    ==========    ========

NET ASSETS:
Accumulation Unit Value................................    $7,525,561       $4,471,396    $1,581,123    $923,426
Retained by MONY America in Variable Account L.........            72              468             4          --
                                                           ----------       ----------    ----------    --------
TOTAL NET ASSETS.......................................    $7,525,633       $4,471,864    $1,581,127    $923,426
                                                           ==========       ==========    ==========    ========

Investments in shares of the Portfolios, at cost.......    $6,666,065       $3,491,258    $1,166,029    $658,993
The Portfolios shares held
   Class A.............................................       316,676          102,778            --          50
   Class B.............................................       458,748          239,988       112,757      65,639

                                                        EQ/LARGE CAP CORE EQ/LARGE CAP
                                                              PLUS*       GROWTH INDEX*
                                                        ----------------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $1,620,237      $2,037,407
Receivable for shares of the Portfolios sold...........            --              --
Receivable for policy-related transactions.............            --           5,370
                                                           ----------      ----------
   Total assets........................................     1,620,237       2,042,777
                                                           ----------      ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            --           5,335
Payable for policy-related transactions................            --              --
                                                           ----------      ----------
   Total liabilities...................................            --           5,335
                                                           ----------      ----------
NET ASSETS.............................................    $1,620,237      $2,037,442
                                                           ==========      ==========

NET ASSETS:
Accumulation Unit Value................................    $1,620,226      $2,037,440
Retained by MONY America in Variable Account L.........            11               2
                                                           ----------      ----------
TOTAL NET ASSETS.......................................    $1,620,237      $2,037,442
                                                           ==========      ==========

Investments in shares of the Portfolios, at cost.......    $1,346,869      $1,432,339
The Portfolios shares held
   Class A.............................................            --              --
   Class B.............................................       186,005         165,261

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                     FSA-9

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                                                                  EQ/MFS
                                                        EQ/LARGE CAP EQ/LARGE CAP EQ/LARGE CAP EQ/LORD ABBETT  INTERNATIONAL
                                                        GROWTH PLUS* VALUE INDEX* VALUE PLUS*  LARGE CAP CORE*    GROWTH*
                                                        ------------ ------------ ------------ --------------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $2,095,472   $9,037,605   $5,071,227    $1,046,182     $19,737,841
Receivable for shares of the Portfolios sold...........          --           --        2,714            --             552
Receivable for policy-related transactions.............         311        3,230           --            43              --
                                                         ----------   ----------   ----------    ----------     -----------
   Total assets........................................   2,095,783    9,040,835    5,073,941     1,046,225      19,738,393
                                                         ----------   ----------   ----------    ----------     -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         305        3,230           --            18              --
Payable for policy-related transactions................          --           --        2,714            --             552
                                                         ----------   ----------   ----------    ----------     -----------
   Total liabilities...................................         305        3,230        2,714            18             552
                                                         ----------   ----------   ----------    ----------     -----------
NET ASSETS.............................................  $2,095,478   $9,037,605   $5,071,227    $1,046,207     $19,737,841
                                                         ==========   ==========   ==========    ==========     ===========

NET ASSETS:
Accumulation Unit Value................................  $2,095,430   $9,037,224   $5,042,781    $1,046,205     $19,716,113
Retained by MONY America in Variable Account L.........          48          381       28,446             2          21,728
                                                         ----------   ----------   ----------    ----------     -----------
TOTAL NET ASSETS.......................................  $2,095,478   $9,037,605   $5,071,227    $1,046,207     $19,737,841
                                                         ==========   ==========   ==========    ==========     ===========

Investments in shares of the Portfolios, at cost.......  $1,327,688   $5,913,322   $3,540,405    $  919,087     $15,761,211
The Portfolios shares held
   Class A.............................................       9,350      964,609       80,630            --              --
   Class B.............................................      76,321      214,536      274,920        77,016       2,671,121


                                                        EQ/MID CAP INDEX*
                                                        -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $7,621,413
Receivable for shares of the Portfolios sold...........            --
Receivable for policy-related transactions.............         1,075
                                                           ----------
   Total assets........................................     7,622,488
                                                           ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         1,025
Payable for policy-related transactions................            --
                                                           ----------
   Total liabilities...................................         1,025
                                                           ----------
NET ASSETS.............................................    $7,621,463
                                                           ==========

NET ASSETS:
Accumulation Unit Value................................    $7,621,456
Retained by MONY America in Variable Account L.........             7
                                                           ----------
TOTAL NET ASSETS.......................................    $7,621,463
                                                           ==========

Investments in shares of the Portfolios, at cost.......    $4,632,922
The Portfolios shares held
   Class A.............................................       295,311
   Class B.............................................       320,792

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-10

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                                                              EQ/MORGAN
                                                        EQ/MID CAP VALUE                    EQ/MONTAG &    STANLEY MID CAP
                                                             PLUS*       EQ/MONEY MARKET* CALDWELL GROWTH*     GROWTH*
                                                        ---------------- ---------------- ---------------- ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $15,211,863      $17,667,584      $52,058,353      $15,353,205
Receivable for shares of the Portfolios sold...........         5,922               --            4,570            1,246
Receivable for policy-related transactions.............            --               --               --               --
                                                          -----------      -----------      -----------      -----------
   Total assets........................................    15,217,785       17,667,584       52,062,923       15,354,451
                                                          -----------      -----------      -----------      -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            --            1,435               --               --
Payable for policy-related transactions................         5,922           46,255            4,571            1,246
                                                          -----------      -----------      -----------      -----------
   Total liabilities...................................         5,922           47,690            4,571            1,246
                                                          -----------      -----------      -----------      -----------
NET ASSETS.............................................   $15,211,863      $17,619,894      $52,058,352      $15,353,205
                                                          ===========      ===========      ===========      ===========

NET ASSETS:
Accumulation Unit Value................................   $15,202,352      $17,538,742      $52,027,372      $15,353,043
Retained by MONY America in Variable Account L.........         9,511           81,152           30,980              162
                                                          -----------      -----------      -----------      -----------
TOTAL NET ASSETS.......................................   $15,211,863      $17,619,894      $52,058,352      $15,353,205
                                                          ===========      ===========      ===========      ===========

Investments in shares of the Portfolios, at cost.......   $ 9,436,643      $17,667,765      $41,351,483      $11,389,895
The Portfolios shares held
   Class A.............................................       866,674       10,262,420               --          544,254
   Class B.............................................       223,258        7,399,865        6,816,996          208,872

                                                        EQ/PIMCO ULTRA EQ/QUALITY BOND
                                                         SHORT BOND*        PLUS*
                                                        -------------- ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $6,435,423     $7,469,854
Receivable for shares of the Portfolios sold...........           --            533
Receivable for policy-related transactions.............        1,399             --
                                                          ----------     ----------
   Total assets........................................    6,436,822      7,470,387
                                                          ----------     ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........        1,399             --
Payable for policy-related transactions................           --            533
                                                          ----------     ----------
   Total liabilities...................................        1,399            533
                                                          ----------     ----------
NET ASSETS.............................................   $6,435,423     $7,469,854
                                                          ==========     ==========

NET ASSETS:
Accumulation Unit Value................................   $6,435,326     $7,468,308
Retained by MONY America in Variable Account L.........           97          1,546
                                                          ----------     ----------
TOTAL NET ASSETS.......................................   $6,435,423     $7,469,854
                                                          ==========     ==========

Investments in shares of the Portfolios, at cost.......   $6,465,961     $7,897,802
The Portfolios shares held
   Class A.............................................      121,388          2,098
   Class B.............................................      528,070        892,300

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-11

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


                                                        EQ/SMALL COMPANY EQ/T. ROWE PRICE EQ/UBS GROWTH & EQ/WELLS FARGO
                                                             INDEX*       GROWTH STOCK*       INCOME*     OMEGA GROWTH*
                                                        ---------------- ---------------- --------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $7,018,605      $48,058,289      $17,554,308     $4,790,625
Receivable for shares of the Portfolios sold...........         3,472           12,759            8,112             87
                                                           ----------      -----------      -----------     ----------
   Total assets........................................     7,022,077       48,071,048       17,562,420      4,790,712
                                                           ----------      -----------      -----------     ----------

LIABILITIES:
Payable for policy-related transactions................         3,472           12,869            8,112             87
                                                           ----------      -----------      -----------     ----------
   Total liabilities...................................         3,472           12,869            8,112             87
                                                           ----------      -----------      -----------     ----------
NET ASSETS.............................................    $7,018,605      $48,058,179      $17,554,308     $4,790,625
                                                           ==========      ===========      ===========     ==========

NET ASSETS:
Accumulation Unit Value................................    $7,018,338      $48,003,701      $17,524,067     $4,790,594
Retained by MONY America in Variable Account L.........           267           54,478           30,241             31
                                                           ----------      -----------      -----------     ----------
TOTAL NET ASSETS.......................................    $7,018,605      $48,058,179      $17,554,308     $4,790,625
                                                           ==========      ===========      ===========     ==========

Investments in shares of the Portfolios, at cost.......    $5,342,254      $27,718,964      $11,250,010     $4,378,058
The Portfolios shares held
   Class A.............................................       265,127               --               --             --
   Class B.............................................       306,721        1,452,452        2,035,897        398,466
   Initial Class.......................................            --               --               --             --
   Service Class.......................................            --               --               --             --
   Service Class 2.....................................            --               --               --             --

                                                        FIDELITY(R) VIP ASSET FIDELITY(R) VIP
                                                               MANAGER         CONTRAFUND(R)
                                                              PORTFOLIO          PORTFOLIO
                                                        --------------------- ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value.        $9,889           $28,090,079
Receivable for shares of the Portfolios sold...........            --                 6,555
                                                               ------           -----------
   Total assets........................................         9,889            28,096,634
                                                               ------           -----------

LIABILITIES:
Payable for policy-related transactions................            --                 6,555
                                                               ------           -----------
   Total liabilities...................................            --                 6,555
                                                               ------           -----------
NET ASSETS.............................................        $9,889           $28,090,079
                                                               ======           ===========

NET ASSETS:
Accumulation Unit Value................................        $9,889           $28,075,681
Retained by MONY America in Variable Account L.........            --                14,398
                                                               ------           -----------
TOTAL NET ASSETS.......................................        $9,889           $28,090,079
                                                               ======           ===========

Investments in shares of the Portfolios, at cost.......        $8,218           $17,559,495
The Portfolios shares held
   Class A.............................................            --                    --
   Class B.............................................            --                    --
   Initial Class.......................................           574               119,534
   Service Class.......................................            --               649,389
   Service Class 2.....................................            --                51,792

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-12

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                        FIDELITY(R) VIP                                     FRANKLIN RISING
                                                        GROWTH & INCOME FIDELITY(R) VIP MID FRANKLIN INCOME    DIVIDENDS
                                                           PORTFOLIO       CAP PORTFOLIO    SECURITIES FUND SECURITIES FUND
                                                        --------------- ------------------- --------------- ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $1,143,378        $1,240,484        $7,724,291      $4,034,535
Receivable for shares of the Portfolios sold...........           --                --               405              --
Receivable for policy-related transactions.............           40               722                --           2,340
                                                          ----------        ----------        ----------      ----------
   Total assets........................................    1,143,418         1,241,206         7,724,696       4,036,875
                                                          ----------        ----------        ----------      ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........           40               722                --           2,340
Payable for policy-related transactions................           --                --               405              --
                                                          ----------        ----------        ----------      ----------
   Total liabilities...................................           40               722               405           2,340
                                                          ----------        ----------        ----------      ----------
NET ASSETS.............................................   $1,143,378        $1,240,484        $7,724,291      $4,034,535
                                                          ==========        ==========        ==========      ==========

NET ASSETS:
Accumulation Unit Value................................   $1,143,373        $1,240,484        $7,724,115      $4,034,148
Retained by MONY America in Variable Account L.........            5                --               176             387
                                                          ----------        ----------        ----------      ----------
TOTAL NET ASSETS.......................................   $1,143,378        $1,240,484        $7,724,291      $4,034,535
                                                          ==========        ==========        ==========      ==========

Investments in shares of the Portfolios, at cost.......   $  823,845        $1,171,915        $6,631,328      $3,156,416
The Portfolios shares held
   Class 2.............................................           --                --           480,665         146,073
   Initial Class.......................................       44,784                --                --              --
   Service Class 2.....................................       15,208            34,845                --              --

                                                        FRANKLIN SMALL      FRANKLIN
                                                           CAP VALUE    STRATEGIC INCOME
                                                        SECURITIES FUND SECURITIES FUND
                                                        --------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $209,916        $1,650,419
Receivable for shares of the Portfolios sold...........          --                --
Receivable for policy-related transactions.............       8,626             5,747
                                                           --------        ----------
   Total assets........................................     218,542         1,656,166
                                                           --------        ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........       8,626             5,732
Payable for policy-related transactions................          --                --
                                                           --------        ----------
   Total liabilities...................................       8,626             5,732
                                                           --------        ----------
NET ASSETS.............................................    $209,916        $1,650,434
                                                           ========        ==========

NET ASSETS:
Accumulation Unit Value................................    $209,916        $1,650,430
Retained by MONY America in Variable Account L.........          --                 4
                                                           --------        ----------
TOTAL NET ASSETS.......................................    $209,916        $1,650,434
                                                           ========        ==========

Investments in shares of the Portfolios, at cost.......    $161,225        $1,670,295
The Portfolios shares held
   Class 2.............................................       8,721           134,180
   Initial Class.......................................          --                --
   Service Class 2.....................................          --                --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-13

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                           INVESCO V.I.
                                                        GOLDMAN SACHS VIT   DIVERSIFIED  INVESCO V.I. GLOBAL INVESCO V.I. GLOBAL
                                                        MID CAP VALUE FUND DIVIDEND FUND  CORE EQUITY FUND    HEALTH CARE FUND
                                                        ------------------ ------------- ------------------- -------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.      $498,944       $2,751,519        $556,815            $955,635
Receivable for shares of the Portfolios sold...........            --                6              12                  13
Receivable for policy-related transactions.............            46               --              --                  --
                                                             --------       ----------        --------            --------
   Total assets........................................       498,990        2,751,525         556,827             955,648
                                                             --------       ----------        --------            --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            16               --              --                  --
Payable for policy-related transactions................            --                1              12                  13
                                                             --------       ----------        --------            --------
   Total liabilities...................................            16                1              12                  13
                                                             --------       ----------        --------            --------
NET ASSETS.............................................      $498,974       $2,751,524        $556,815            $955,635
                                                             ========       ==========        ========            ========

NET ASSETS:
Accumulation Unit Value................................      $498,974       $2,751,521        $556,765            $955,631
Retained by MONY America in Variable Account L.........            --                3              50                   4
                                                             --------       ----------        --------            --------
TOTAL NET ASSETS.......................................      $498,974       $2,751,524        $556,815            $955,635
                                                             ========       ==========        ========            ========

Investments in shares of the Portfolios, at cost.......      $428,102       $2,060,335        $451,690            $544,305
The Portfolios shares held
   Series I............................................            --          131,463          61,459              32,593
   Series II...........................................            --               --              --                  --
   Service Shares Class................................        26,739               --              --                  --

                                                                            INVESCO V.I.
                                                        INVESCO V.I. GLOBAL INTERNATIONAL
                                                         REAL ESTATE FUND    GROWTH FUND
                                                        ------------------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $1,426,974       $1,001,801
Receivable for shares of the Portfolios sold...........             --               --
Receivable for policy-related transactions.............            132            6,969
                                                            ----------       ----------
   Total assets........................................      1,427,106        1,008,770
                                                            ----------       ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........             57            6,909
Payable for policy-related transactions................             --               --
                                                            ----------       ----------
   Total liabilities...................................             57            6,909
                                                            ----------       ----------
NET ASSETS.............................................     $1,427,049       $1,001,861
                                                            ==========       ==========

NET ASSETS:
Accumulation Unit Value................................     $1,427,049       $1,001,855
Retained by MONY America in Variable Account L.........             --                6
                                                            ----------       ----------
TOTAL NET ASSETS.......................................     $1,427,049       $1,001,861
                                                            ==========       ==========

Investments in shares of the Portfolios, at cost.......     $1,406,627       $  851,582
The Portfolios shares held
   Series I............................................             --               --
   Series II...........................................         95,770           28,721
   Service Shares Class................................             --               --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-14

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                        INVESCO V.I. MID CAP INVESCO V.I. SMALL  INVESCO V.I.   IVY FUNDS VIP
                                                          CORE EQUITY FUND    CAP EQUITY FUND   TECHNOLOGY FUND    ENERGY
                                                        -------------------- ------------------ --------------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value.       $269,039            $238,494         $355,499      $1,091,207
Receivable for shares of the Portfolios sold...........             --                  --               12              --
Receivable for policy-related transactions.............          1,380                  44               --           1,295
                                                              --------            --------         --------      ----------
   Total assets........................................        270,419             238,538          355,511       1,092,502
                                                              --------            --------         --------      ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          1,380                  44               --           1,240
Payable for policy-related transactions................             --                  --               12              --
                                                              --------            --------         --------      ----------
   Total liabilities...................................          1,380                  44               12           1,240
                                                              --------            --------         --------      ----------
NET ASSETS.............................................       $269,039            $238,494         $355,499      $1,091,262
                                                              ========            ========         ========      ==========

NET ASSETS:
Accumulation Unit Value................................       $269,039            $238,494         $355,358      $1,091,260
Retained by MONY America in Variable Account L.........             --                  --              141               2
                                                              --------            --------         --------      ----------
TOTAL NET ASSETS.......................................       $269,039            $238,494         $355,499      $1,091,262
                                                              ========            ========         ========      ==========

Investments in shares of the Portfolios, at cost.......       $233,037            $182,642         $267,649      $  905,915
The Portfolios shares held
   Common Shares.......................................             --                  --               --         145,420
   Series I............................................             --                  --           18,306              --
   Series II...........................................         17,996               9,597               --              --

                                                        IVY FUNDS VIP HIGH IVY FUNDS VIP MID
                                                              INCOME          CAP GROWTH
                                                        ------------------ -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.      $591,066         $1,303,451
Receivable for shares of the Portfolios sold...........            --                 --
Receivable for policy-related transactions.............           130              3,532
                                                             --------         ----------
   Total assets........................................       591,196          1,306,983
                                                             --------         ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........           130              3,532
Payable for policy-related transactions................            --                 --
                                                             --------         ----------
   Total liabilities...................................           130              3,532
                                                             --------         ----------
NET ASSETS.............................................      $591,066         $1,303,451
                                                             ========         ==========

NET ASSETS:
Accumulation Unit Value................................      $591,066         $1,303,152
Retained by MONY America in Variable Account L.........            --                299
                                                             --------         ----------
TOTAL NET ASSETS.......................................      $591,066         $1,303,451
                                                             ========         ==========

Investments in shares of the Portfolios, at cost.......      $579,445         $1,094,516
The Portfolios shares held
   Common Shares.......................................       147,918            121,553
   Series I............................................            --                 --
   Series II...........................................            --                 --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-15

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                        IVY FUNDS VIP                     JANUS ASPEN SERIES JANUS ASPEN SERIES
                                                         SCIENCE AND  IVY FUNDS VIP SMALL      BALANCED          ENTERPRISE
                                                         TECHNOLOGY       CAP GROWTH          PORTFOLIO          PORTFOLIO
                                                        ------------- ------------------- ------------------ ------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $320,797         $561,484           $9,121,768        $13,604,327
Receivable for shares of the Portfolios sold...........         --               --                  698              1,822
Receivable for policy-related transactions.............        401               86                   --                 --
                                                          --------         --------           ----------        -----------
   Total assets........................................    321,198          561,570            9,122,466         13,606,149
                                                          --------         --------           ----------        -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........        401               71                   --                 --
Payable for policy-related transactions................         --               --                  698              1,822
                                                          --------         --------           ----------        -----------
   Total liabilities...................................        401               71                  698              1,822
                                                          --------         --------           ----------        -----------
NET ASSETS.............................................   $320,797         $561,499           $9,121,768        $13,604,327
                                                          ========         ========           ==========        ===========

NET ASSETS:
Accumulation Unit Value................................   $320,797         $561,497           $9,121,544        $13,588,592
Retained by MONY America in Variable Account L.........         --                2                  224             15,735
                                                          --------         --------           ----------        -----------
TOTAL NET ASSETS.......................................   $320,797         $561,499           $9,121,768        $13,604,327
                                                          ========         ========           ==========        ===========

Investments in shares of the Portfolios, at cost.......   $282,643         $463,560           $8,123,767        $ 7,843,276
The Portfolios shares held
   Common Shares.......................................     12,067           40,815                   --                 --
   Institutional Shares................................         --               --              301,347            230,738
   Service Shares Class................................         --               --                   --                 --

                                                                           JANUS ASPEN SERIES
                                                        JANUS ASPEN SERIES  GLOBAL RESEARCH
                                                         FORTY PORTFOLIO       PORTFOLIO
                                                        ------------------ ------------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $15,443,180        $11,194,027
Receivable for shares of the Portfolios sold...........         10,921              7,837
Receivable for policy-related transactions.............             --                 --
                                                           -----------        -----------
   Total assets........................................     15,454,101         11,201,864
                                                           -----------        -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........             --                 --
Payable for policy-related transactions................         10,921              7,837
                                                           -----------        -----------
   Total liabilities...................................         10,921              7,837
                                                           -----------        -----------
NET ASSETS.............................................    $15,443,180        $11,194,027
                                                           ===========        ===========

NET ASSETS:
Accumulation Unit Value................................    $15,439,425        $11,184,398
Retained by MONY America in Variable Account L.........          3,755              9,629
                                                           -----------        -----------
TOTAL NET ASSETS.......................................    $15,443,180        $11,194,027
                                                           ===========        ===========

Investments in shares of the Portfolios, at cost.......    $ 9,411,217        $ 7,686,719
The Portfolios shares held
   Common Shares.......................................             --                 --
   Institutional Shares................................        239,792            287,100
   Service Shares Class................................         50,623                 --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-16

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


                                                        JANUS ASPEN SERIES JANUS ASPEN SERIES LAZARD RETIREMENT     MFS(R)
                                                             OVERSEAS       PERKINS MID CAP   EMERGING MARKETS   INTERNATIONAL
                                                            PORTFOLIO       VALUE PORTFOLIO   EQUITY PORTFOLIO  VALUE PORTFOLIO
                                                        ------------------ ------------------ ----------------- ---------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $4,409,365         $2,525,133        $2,869,786       $2,554,467
Receivable for shares of the Portfolios sold...........            632                 --                --               --
Receivable for policy-related transactions.............             --                 --             1,122            9,526
                                                            ----------         ----------        ----------       ----------
   Total assets........................................      4,409,997          2,525,133         2,870,908        2,563,993
                                                            ----------         ----------        ----------       ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........             --                 --             1,122            9,501
Payable for policy-related transactions................            632                 --                --               --
                                                            ----------         ----------        ----------       ----------
   Total liabilities...................................            632                 --             1,122            9,501
                                                            ----------         ----------        ----------       ----------
NET ASSETS.............................................     $4,409,365         $2,525,133        $2,869,786       $2,554,492
                                                            ==========         ==========        ==========       ==========

NET ASSETS:
Accumulation Unit Value................................     $4,409,037         $2,524,376        $2,869,270       $2,554,490
Retained by MONY America in Variable Account L.........            328                757               516                2
                                                            ----------         ----------        ----------       ----------
TOTAL NET ASSETS.......................................     $4,409,365         $2,525,133        $2,869,786       $2,554,492
                                                            ==========         ==========        ==========       ==========

Investments in shares of the Portfolios, at cost.......     $4,112,579         $2,022,239        $2,863,591       $2,160,964
The Portfolios shares held
   Institutional Shares................................          3,347                 --                --               --
   Service Class.......................................             --                 --                --          118,372
   Service Shares Class................................        104,319            133,042           133,416               --

                                                        MFS(R) INVESTORS
                                                          GROWTH STOCK   MFS(R) INVESTORS
                                                             SERIES        TRUST SERIES
                                                        ---------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $122,314         $70,602
Receivable for shares of the Portfolios sold...........           --              --
Receivable for policy-related transactions.............          540              --
                                                            --------         -------
   Total assets........................................      122,854          70,602
                                                            --------         -------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          515              --
Payable for policy-related transactions................           --              --
                                                            --------         -------
   Total liabilities...................................          515              --
                                                            --------         -------
NET ASSETS.............................................     $122,339         $70,602
                                                            ========         =======

NET ASSETS:
Accumulation Unit Value................................     $122,332         $70,602
Retained by MONY America in Variable Account L.........            7              --
                                                            --------         -------
TOTAL NET ASSETS.......................................     $122,339         $70,602
                                                            ========         =======

Investments in shares of the Portfolios, at cost.......     $100,683         $55,455
The Portfolios shares held
   Institutional Shares................................           --              --
   Service Class.......................................        8,176           2,376
   Service Shares Class................................           --              --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-17

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                                                         MULTIMANAGER
                                                        MFS(R) UTILITIES    MULTIMANAGER    MULTIMANAGER INTERNATIONAL
                                                             SERIES      AGGRESSIVE EQUITY*  CORE BOND*     EQUITY*
                                                        ---------------- ------------------ ------------ -------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $1,743,965        $2,757,364     $12,167,093   $2,204,691
Receivable for shares of the Portfolios sold...........            27             1,784              --           --
Receivable for policy-related transactions.............            --                --             972          101
                                                           ----------        ----------     -----------   ----------
   Total assets........................................     1,743,992         2,759,148      12,168,065    2,204,792
                                                           ----------        ----------     -----------   ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            --                --             972          101
Payable for policy-related transactions................            17             1,769              --           --
                                                           ----------        ----------     -----------   ----------
   Total liabilities...................................            17             1,769             972          101
                                                           ----------        ----------     -----------   ----------
NET ASSETS.............................................    $1,743,975        $2,757,379     $12,167,093   $2,204,691
                                                           ==========        ==========     ===========   ==========

NET ASSETS:
Accumulation Unit Value................................    $1,743,975        $2,757,374     $12,154,478   $2,204,691
Retained by MONY America in Variable Account L.........            --                 5          12,615           --
                                                           ----------        ----------     -----------   ----------
TOTAL NET ASSETS.......................................    $1,743,975        $2,757,379     $12,167,093   $2,204,691
                                                           ==========        ==========     ===========   ==========

Investments in shares of the Portfolios, at cost.......    $1,342,130        $1,791,126     $12,702,500   $1,824,832
The Portfolios shares held
   Class A.............................................            --                --         989,635           --
   Class B.............................................            --            70,245         242,305      183,550
   Initial Class.......................................        54,704                --              --           --

                                                         MULTIMANAGER
                                                        LARGE CAP CORE   MULTIMANAGER
                                                           EQUITY*     LARGE CAP VALUE*
                                                        -------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $409,735       $1,786,352
Receivable for shares of the Portfolios sold...........          --               --
Receivable for policy-related transactions.............          --              101
                                                           --------       ----------
   Total assets........................................     409,735        1,786,453
                                                           --------       ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          --              101
Payable for policy-related transactions................          --               --
                                                           --------       ----------
   Total liabilities...................................          --              101
                                                           --------       ----------
NET ASSETS.............................................    $409,735       $1,786,352
                                                           ========       ==========

NET ASSETS:
Accumulation Unit Value................................    $409,735       $1,786,146
Retained by MONY America in Variable Account L.........          --              206
                                                           --------       ----------
TOTAL NET ASSETS.......................................    $409,735       $1,786,352
                                                           ========       ==========

Investments in shares of the Portfolios, at cost.......    $290,225       $1,178,611
The Portfolios shares held
   Class A.............................................          --              300
   Class B.............................................      28,724          131,112
   Initial Class.......................................          --               --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-18

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


                                                        MULTIMANAGER MID MULTIMANAGER MID    MULTIMANAGER      MULTIMANAGER
                                                          CAP GROWTH*       CAP VALUE*    MULTI-SECTOR BOND* SMALL CAP GROWTH*
                                                        ---------------- ---------------- ------------------ -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $899,131        $1,650,796        $2,822,560        $14,966,910
Receivable for shares of the Portfolios sold...........           --                --                --              2,876
Receivable for policy-related transactions.............          542                35             1,532                 --
                                                            --------        ----------        ----------        -----------
   Total assets........................................      899,673         1,650,831         2,824,092         14,969,786
                                                            --------        ----------        ----------        -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          537                10             1,532                 --
Payable for policy-related transactions................           --                --                --              2,876
                                                            --------        ----------        ----------        -----------
   Total liabilities...................................          537                10             1,532              2,876
                                                            --------        ----------        ----------        -----------
NET ASSETS.............................................     $899,136        $1,650,821        $2,822,560        $14,966,910
                                                            ========        ==========        ==========        ===========

NET ASSETS:
Accumulation Unit Value................................     $899,133        $1,650,815        $2,822,250        $14,933,692
Retained by MONY America in Variable Account L.........            3                 6               310             33,218
                                                            --------        ----------        ----------        -----------
TOTAL NET ASSETS.......................................     $899,136        $1,650,821        $2,822,560        $14,966,910
                                                            ========        ==========        ==========        ===========

Investments in shares of the Portfolios, at cost.......     $777,091        $1,089,714        $2,880,564        $ 9,051,522
The Portfolios shares held
   Class A.............................................           --                --           291,916                 --
   Class B.............................................       92,976           124,845           441,982          1,221,751

                                                          MULTIMANAGER   MULTIMANAGER
                                                        SMALL CAP VALUE* TECHNOLOGY*
                                                        ---------------- ------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $1,047,663     $2,840,927
Receivable for shares of the Portfolios sold...........             5          5,242
Receivable for policy-related transactions.............            --             --
                                                           ----------     ----------
   Total assets........................................     1,047,668      2,846,169
                                                           ----------     ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            --             --
Payable for policy-related transactions................             5          5,242
                                                           ----------     ----------
   Total liabilities...................................             5          5,242
                                                           ----------     ----------
NET ASSETS.............................................    $1,047,663     $2,840,927
                                                           ==========     ==========

NET ASSETS:
Accumulation Unit Value................................    $1,047,362     $2,840,927
Retained by MONY America in Variable Account L.........           301             --
                                                           ----------     ----------
TOTAL NET ASSETS.......................................    $1,047,663     $2,840,927
                                                           ==========     ==========

Investments in shares of the Portfolios, at cost.......    $  672,849     $1,842,707
The Portfolios shares held
   Class A.............................................            --             --
   Class B.............................................        64,745        151,514

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-19

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


                                                                                            PIMCO
                                                                                       COMMODITYREALRET PIMCO GLOBAL BOND
                                                         MUTUAL SHARES   OPPENHEIMER   URN(R) STRATEGY      PORTFOLIO
                                                        SECURITIES FUND GLOBAL FUND/VA    PORTFOLIO        (UNHEDGED)
                                                        --------------- -------------- ---------------- -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $246,553       $2,486,940       $792,807        $3,239,463
Receivable for shares of the Portfolios sold...........          --              235             --               567
Receivable for policy-related transactions.............          75               --            801                --
                                                           --------       ----------       --------        ----------
   Total assets........................................     246,628        2,487,175        793,608         3,240,030
                                                           --------       ----------       --------        ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          --               --            801                --
Payable for policy-related transactions................          --              235             --               567
                                                           --------       ----------       --------        ----------
   Total liabilities...................................          --              235            801               567
                                                           --------       ----------       --------        ----------
NET ASSETS.............................................    $246,628       $2,486,940       $792,807        $3,239,463
                                                           ========       ==========       ========        ==========

NET ASSETS:
Accumulation Unit Value................................    $246,620       $2,486,833       $792,734        $3,238,951
Retained by MONY America in Variable Account L.........           8              107             73               512
                                                           --------       ----------       --------        ----------
TOTAL NET ASSETS.......................................    $246,628       $2,486,940       $792,807        $3,239,463
                                                           ========       ==========       ========        ==========

Investments in shares of the Portfolios, at cost.......    $192,246       $1,627,872       $929,112        $3,614,092
The Portfolios shares held
   Administrative Class................................          --               --             --           262,517
   Advisor Class.......................................          --               --        131,042                --
   Class 2.............................................      11,399               --             --                --
   Service Class.......................................          --           61,451             --                --


                                                        PIMCO REAL RETURN   PIMCO TOTAL
                                                            PORTFOLIO     RETURN PORTFOLIO
                                                        ----------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $2,000,563        $4,178,230
Receivable for shares of the Portfolios sold...........            --                --
Receivable for policy-related transactions.............         1,466             2,031
                                                           ----------        ----------
   Total assets........................................     2,002,029         4,180,261
                                                           ----------        ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         1,466             2,031
Payable for policy-related transactions................            --                --
                                                           ----------        ----------
   Total liabilities...................................         1,466             2,031
                                                           ----------        ----------
NET ASSETS.............................................    $2,000,563        $4,178,230
                                                           ==========        ==========

NET ASSETS:
Accumulation Unit Value................................    $2,000,230        $4,177,966
Retained by MONY America in Variable Account L.........           333               264
                                                           ----------        ----------
TOTAL NET ASSETS.......................................    $2,000,563        $4,178,230
                                                           ==========        ==========

Investments in shares of the Portfolios, at cost.......    $2,232,949        $4,319,917
The Portfolios shares held
   Administrative Class................................            --                --
   Advisor Class.......................................       158,775           380,531
   Class 2.............................................            --                --
   Service Class.......................................            --                --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-20

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                          TEMPLETON
                                                        T. ROWE PRICE    DEVELOPING    TEMPLETON GLOBAL     TEMPLETON
                                                        EQUITY INCOME      MARKETS     BOND SECURITIES  GROWTH SECURITIES
                                                        PORTFOLIO - II SECURITIES FUND       FUND             FUND
                                                        -------------- --------------- ---------------- -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $582,489      $16,492,226     $19,552,037        $349,390
Receivable for shares of the Portfolios sold...........          --               --              --               5
Receivable for policy-related transactions.............         960               63           3,412              --
                                                           --------      -----------     -----------        --------
   Total assets........................................     583,449       16,492,289      19,555,449         349,395
                                                           --------      -----------     -----------        --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         960               48           3,292              --
                                                           --------      -----------     -----------        --------
   Total liabilities...................................         960               48           3,292              --
                                                           --------      -----------     -----------        --------
NET ASSETS.............................................    $582,489      $16,492,241     $19,552,157        $349,395
                                                           ========      ===========     ===========        ========

NET ASSETS:
Accumulation Unit Value................................    $582,489      $16,492,236     $19,552,142        $349,393
Retained by MONY America in Variable Account L.........          --                5              15               2
                                                           --------      -----------     -----------        --------
TOTAL NET ASSETS.......................................    $582,489      $16,492,241     $19,552,157        $349,395
                                                           ========      ===========     ===========        ========

Investments in shares of the Portfolios, at cost.......    $471,810      $15,714,779     $19,395,348        $290,817
The Portfolios shares held
   Class I.............................................          --               --              --              --
   Class II............................................      20,525               --              --              --
   Class 2.............................................          --        1,618,472       1,051,185          22,941
   Initial Class.......................................          --               --              --              --

                                                        UIF EMERGING   VAN ECK VIP
                                                        MARKETS DEBT EMERGING MARKETS
                                                         PORTFOLIO         FUND
                                                        ------------ ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $171,396      $1,563,645
Receivable for shares of the Portfolios sold...........         --              --
Receivable for policy-related transactions.............         --               5
                                                          --------      ----------
   Total assets........................................    171,396       1,563,650
                                                          --------      ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         --              --
                                                          --------      ----------
   Total liabilities...................................         --              --
                                                          --------      ----------
NET ASSETS.............................................   $171,396      $1,563,650
                                                          ========      ==========

NET ASSETS:
Accumulation Unit Value................................   $171,384      $1,563,646
Retained by MONY America in Variable Account L.........         12               4
                                                          --------      ----------
TOTAL NET ASSETS.......................................   $171,396      $1,563,650
                                                          ========      ==========

Investments in shares of the Portfolios, at cost.......   $169,550      $1,025,896
The Portfolios shares held
   Class I.............................................     20,851              --
   Class II............................................         --              --
   Class 2.............................................         --              --
   Initial Class.......................................         --         104,943

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-21

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                                             VAN ECK VIP
                                                                            UNCONSTRAINED
                                                        VAN ECK VIP GLOBAL EMERGING MARKETS
                                                         HARD ASSETS FUND     BOND FUND
                                                        ------------------ ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $2,290,021         $870,766
Receivable for shares of the Portfolios sold...........            177               --
                                                            ----------         --------
   Total assets........................................      2,290,198          870,766
                                                            ----------         --------

LIABILITIES:
Payable for policy-related transactions................            122               --
                                                            ----------         --------
   Total liabilities...................................            122               --
                                                            ----------         --------
NET ASSETS.............................................     $2,290,076         $870,766
                                                            ==========         ========

NET ASSETS:
Accumulation Unit Value................................     $2,290,071         $870,766
Retained by MONY America in Variable Account L.........              5               --
                                                            ----------         --------
TOTAL NET ASSETS.......................................     $2,290,076         $870,766
                                                            ==========         ========

Investments in shares of the Portfolios, at cost.......     $2,109,648         $954,901
The Portfolios shares held
   Class S Shares......................................         35,721               --
   Initial Class.......................................         38,189           82,225

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-22

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013


The following table provides units and unit values associated with the Variable Investment Options of the Variable Account and is further categorized by share class and contract charges.

                                                                CONTRACT                               UNITS
FUND NAME                                                       CHARGES*   SHARE CLASS** UNIT VALUE OUTSTANDING
---------                                                       -------- --------------- ---------- -----------
ALL ASSET AGGRESSIVE-ALT 25....................................  0.00%         B          $108.48          536

ALL ASSET GROWTH-ALT 20........................................  0.00%         B          $ 17.31       10,091
ALL ASSET GROWTH-ALT 20........................................  0.00%         B          $133.30       14,295
ALL ASSET GROWTH-ALT 20........................................  0.35%         B          $ 14.62      137,535
ALL ASSET GROWTH-ALT 20........................................  0.35%         B          $ 14.82      712,235
ALL ASSET GROWTH-ALT 20........................................  0.35%         B          $ 15.44          984
ALL ASSET GROWTH-ALT 20........................................  0.35%         B          $ 16.04      172,219
ALL ASSET GROWTH-ALT 20........................................  0.75%         B          $ 29.89    1,650,803

ALL ASSET MODERATE GROWTH-ALT 15...............................  0.00%         B          $104.94        1,729

AMERICAN CENTURY VP MID CAP VALUE FUND.........................  0.00%      Class II      $159.77        4,160

AMERICAN FUNDS INSURANCE SERIES(R) GLOBAL SMALL CAPITALIZATION
 FUND/SM/......................................................  0.00%      Class 4       $112.59          220

AMERICAN FUNDS INSURANCE SERIES(R) NEW WORLD FUND(R)...........  0.00%      Class 4       $106.91          212

AXA AGGRESSIVE ALLOCATION......................................  0.00%         A          $ 11.92           74
AXA AGGRESSIVE ALLOCATION......................................  0.00%         B          $193.51      133,870
AXA AGGRESSIVE ALLOCATION......................................  0.35%         B          $ 11.52       83,484
AXA AGGRESSIVE ALLOCATION......................................  0.75%         B          $ 11.22       12,375

AXA BALANCED STRATEGY..........................................  0.00%         B          $134.82      113,942

AXA CONSERVATIVE ALLOCATION....................................  0.00%         A          $ 12.29           63
AXA CONSERVATIVE ALLOCATION....................................  0.00%         B          $146.04       21,179
AXA CONSERVATIVE ALLOCATION....................................  0.35%         B          $ 11.87       14,329
AXA CONSERVATIVE ALLOCATION....................................  0.75%         B          $ 11.56       25,037

AXA CONSERVATIVE GROWTH STRATEGY...............................  0.00%         B          $129.42       31,348

AXA CONSERVATIVE-PLUS ALLOCATION...............................  0.00%         A          $ 12.30        9,634
AXA CONSERVATIVE-PLUS ALLOCATION...............................  0.00%         B          $157.62       37,930
AXA CONSERVATIVE-PLUS ALLOCATION...............................  0.35%         B          $ 11.88       66,173
AXA CONSERVATIVE-PLUS ALLOCATION...............................  0.75%         B          $ 11.57       27,761

AXA CONSERVATIVE STRATEGY......................................  0.00%         B          $118.79       14,453

AXA GROWTH STRATEGY............................................  0.00%         B          $146.14      108,909

AXA MODERATE ALLOCATION........................................  0.00%         A          $ 12.14          437
AXA MODERATE ALLOCATION........................................  0.00%         B          $170.31      209,322
AXA MODERATE ALLOCATION........................................  0.35%         B          $ 11.73      169,587
AXA MODERATE ALLOCATION........................................  0.75%         B          $ 11.42       82,444

AXA MODERATE GROWTH STRATEGY...................................  0.00%         B          $140.39      281,317

AXA MODERATE-PLUS ALLOCATION...................................  0.00%         A          $ 12.17        6,158
AXA MODERATE-PLUS ALLOCATION...................................  0.00%         B          $185.27      427,953
AXA MODERATE-PLUS ALLOCATION...................................  0.35%         B          $ 11.76      278,826
AXA MODERATE-PLUS ALLOCATION...................................  0.75%         B          $ 11.45       72,214

AXA TACTICAL MANAGER 400.......................................  0.00%         B          $150.51        2,124

AXA TACTICAL MANAGER 500.......................................  0.00%         B          $150.49        2,557

AXA TACTICAL MANAGER 2000......................................  0.00%         B          $150.04        1,774

AXA TACTICAL MANAGER INTERNATIONAL.............................  0.00%         B          $124.51        1,791

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-23

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                       CONTRACT                               UNITS
FUND NAME                              CHARGES*   SHARE CLASS** UNIT VALUE OUTSTANDING
---------                              -------- --------------- ---------- -----------
DREYFUS STOCK INDEX FUND, INC.........  0.00%   Initial Shares   $ 25.62     826,027
DREYFUS STOCK INDEX FUND, INC.........  0.35%   Initial Shares   $ 16.20      75,181
DREYFUS STOCK INDEX FUND, INC.........  0.35%   Initial Shares   $ 16.29     742,582
DREYFUS STOCK INDEX FUND, INC.........  0.75%   Initial Shares   $ 14.31     222,848

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.00%         A          $ 24.13         174
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.35%         A          $ 21.71      36,396
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.  0.00%         B          $326.52       9,254

EQ/BLACKROCK BASIC VALUE EQUITY.......  0.00%         B          $392.69      16,753
EQ/BLACKROCK BASIC VALUE EQUITY.......  0.35%         B          $ 21.02      47,274

EQ/BOSTON ADVISORS EQUITY INCOME......  0.00%         A          $ 26.22     275,266
EQ/BOSTON ADVISORS EQUITY INCOME......  0.60%         A          $ 15.87      37,565
EQ/BOSTON ADVISORS EQUITY INCOME......  0.00%         B          $184.90       8,383
EQ/BOSTON ADVISORS EQUITY INCOME......  0.35%         B          $ 20.77       1,398
EQ/BOSTON ADVISORS EQUITY INCOME......  0.35%         B          $ 21.00      23,092
EQ/BOSTON ADVISORS EQUITY INCOME......  0.35%         B          $ 21.43     185,485
EQ/BOSTON ADVISORS EQUITY INCOME......  0.35%         B          $ 21.79     102,272
EQ/BOSTON ADVISORS EQUITY INCOME......  0.75%         B          $ 18.14      91,816

EQ/CALVERT SOCIALLY RESPONSIBLE.......  0.00%         A          $ 12.79         318
EQ/CALVERT SOCIALLY RESPONSIBLE.......  0.35%         A          $ 10.81       7,805
EQ/CALVERT SOCIALLY RESPONSIBLE.......  0.35%         A          $ 11.21      84,400
EQ/CALVERT SOCIALLY RESPONSIBLE.......  0.75%         A          $ 12.06      21,041
EQ/CALVERT SOCIALLY RESPONSIBLE.......  0.00%         B          $142.10         826
EQ/CALVERT SOCIALLY RESPONSIBLE.......  0.35%         B          $ 15.19      22,371

EQ/CAPITAL GUARDIAN RESEARCH..........  0.00%         A          $ 15.51       5,857
EQ/CAPITAL GUARDIAN RESEARCH..........  0.35%         A          $ 14.86      91,352
EQ/CAPITAL GUARDIAN RESEARCH..........  0.35%         A          $ 15.16      16,839
EQ/CAPITAL GUARDIAN RESEARCH..........  0.35%         A          $ 22.26      45,645
EQ/CAPITAL GUARDIAN RESEARCH..........  0.60%         A          $ 16.91     101,106
EQ/CAPITAL GUARDIAN RESEARCH..........  0.75%         A          $ 18.20      10,927
EQ/CAPITAL GUARDIAN RESEARCH..........  0.00%         B          $219.89       3,024

EQ/COMMON STOCK INDEX.................  0.00%         A          $ 23.33       1,613
EQ/COMMON STOCK INDEX.................  0.00%         B          $149.10      60,850

EQ/CORE BOND INDEX....................  0.00%         A          $ 15.08     672,240
EQ/CORE BOND INDEX....................  0.35%         A          $ 14.48      47,043
EQ/CORE BOND INDEX....................  0.35%         A          $ 14.70     379,327
EQ/CORE BOND INDEX....................  0.35%         A          $ 15.08       7,108
EQ/CORE BOND INDEX....................  0.35%         A          $ 15.16     371,973
EQ/CORE BOND INDEX....................  0.60%         A          $ 11.17       8,971
EQ/CORE BOND INDEX....................  0.75%         A          $ 11.09     250,694
EQ/CORE BOND INDEX....................  0.00%         B          $134.86      17,246

EQ/EQUITY 500 INDEX...................  0.00%         B          $161.55      72,836

EQ/EQUITY GROWTH PLUS.................  0.00%         B          $234.82      13,843
EQ/EQUITY GROWTH PLUS.................  0.35%         B          $ 16.08     392,123
EQ/EQUITY GROWTH PLUS.................  0.75%         B          $ 15.56     130,173

EQ/GAMCO MERGERS AND ACQUISITIONS.....  0.00%         B          $160.43       7,288

EQ/GAMCO SMALL COMPANY VALUE..........  0.00%         B          $ 69.52      44,881
EQ/GAMCO SMALL COMPANY VALUE..........  0.00%         B          $316.74      38,565
EQ/GAMCO SMALL COMPANY VALUE..........  0.35%         B          $ 40.58       7,292
EQ/GAMCO SMALL COMPANY VALUE..........  0.35%         B          $ 42.20     308,369

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-24

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                 CONTRACT                               UNITS
FUND NAME                        CHARGES*   SHARE CLASS** UNIT VALUE OUTSTANDING
---------                        -------- --------------- ---------- -----------
EQ/GAMCO SMALL COMPANY VALUE....  0.35%          B         $ 52.86      35,938
EQ/GAMCO SMALL COMPANY VALUE....  0.35%          B         $ 55.98     430,674
EQ/GAMCO SMALL COMPANY VALUE....  0.75%          B         $ 99.65     420,001

EQ/GLOBAL BOND PLUS.............  0.00%          B         $134.72      11,591

EQ/GLOBAL MULTI-SECTOR EQUITY...  0.35%          A         $ 34.30          87
EQ/GLOBAL MULTI-SECTOR EQUITY...  0.35%          A         $ 36.43      29,306
EQ/GLOBAL MULTI-SECTOR EQUITY...  0.00%          B         $267.75      25,906

EQ/INTERMEDIATE GOVERNMENT BOND.  0.00%          A         $ 17.76     417,409
EQ/INTERMEDIATE GOVERNMENT BOND.  0.35%          A         $ 13.56     132,534
EQ/INTERMEDIATE GOVERNMENT BOND.  0.35%          A         $ 13.57       3,432
EQ/INTERMEDIATE GOVERNMENT BOND.  0.35%          A         $ 15.90     127,334
EQ/INTERMEDIATE GOVERNMENT BOND.  0.35%          A         $ 15.95      10,305
EQ/INTERMEDIATE GOVERNMENT BOND.  0.75%          A         $ 18.67      68,402
EQ/INTERMEDIATE GOVERNMENT BOND.  0.00%          B         $120.89       6,020

EQ/INTERNATIONAL CORE PLUS......  0.00%          B         $158.86       9,329

EQ/INTERNATIONAL EQUITY INDEX...  0.00%          A         $ 13.83     224,276
EQ/INTERNATIONAL EQUITY INDEX...  0.00%          B         $139.91      31,623

EQ/INTERNATIONAL VALUE PLUS.....  0.00%          A         $ 18.48      72,550
EQ/INTERNATIONAL VALUE PLUS.....  0.00%          B         $174.86      17,904

EQ/INVESCO COMSTOCK.............  0.00%          B         $173.86       9,094

EQ/JPMORGAN VALUE OPPORTUNITIES.  0.00%          A         $ 12.31          56
EQ/JPMORGAN VALUE OPPORTUNITIES.  0.00%          B         $241.95       3,814

EQ/LARGE CAP CORE PLUS..........  0.00%          B         $152.79      10,605

EQ/LARGE CAP GROWTH INDEX.......  0.00%          B         $139.14      14,643

EQ/LARGE CAP GROWTH PLUS........  0.00%          A         $ 17.87      13,055
EQ/LARGE CAP GROWTH PLUS........  0.00%          B         $281.39       6,618

EQ/LARGE CAP VALUE INDEX........  0.35%          A         $ 18.81       5,343
EQ/LARGE CAP VALUE INDEX........  0.35%          A         $ 19.89      99,591
EQ/LARGE CAP VALUE INDEX........  0.35%          A         $ 19.99     259,422
EQ/LARGE CAP VALUE INDEX........  0.35%          A         $ 20.00       6,458
EQ/LARGE CAP VALUE INDEX........  0.00%          B         $ 97.00      16,910

EQ/LARGE CAP VALUE PLUS.........  0.00%          A         $ 20.82       2,147
EQ/LARGE CAP VALUE PLUS.........  0.35%          A         $ 14.19          17
EQ/LARGE CAP VALUE PLUS.........  0.35%          A         $ 14.60      75,811
EQ/LARGE CAP VALUE PLUS.........  0.00%          B         $168.25      23,125

EQ/LORD ABBETT LARGE CAP CORE...  0.00%          B         $180.06       5,810

EQ/MFS INTERNATIONAL GROWTH.....  0.00%          B         $ 18.57     138,269
EQ/MFS INTERNATIONAL GROWTH.....  0.00%          B         $193.84      14,497
EQ/MFS INTERNATIONAL GROWTH.....  0.35%          B         $ 16.45      48,349
EQ/MFS INTERNATIONAL GROWTH.....  0.35%          B         $ 17.51     279,105
EQ/MFS INTERNATIONAL GROWTH.....  0.75%          B         $ 25.45     340,148

EQ/MID CAP INDEX................  0.35%          A         $ 22.26       4,128
EQ/MID CAP INDEX................  0.35%          A         $ 23.26     154,197
EQ/MID CAP INDEX................  0.00%          B         $199.30      19,780

EQ/MID CAP VALUE PLUS...........  0.00%          A         $ 19.84      15,443
EQ/MID CAP VALUE PLUS...........  0.35%          A         $ 19.54     604,203
EQ/MID CAP VALUE PLUS...........  0.00%          B         $283.15      10,906

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-25

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                         CONTRACT                               UNITS
FUND NAME                                CHARGES*   SHARE CLASS** UNIT VALUE OUTSTANDING
---------                                -------- --------------- ---------- -----------
EQ/MONEY MARKET.........................  0.00%          A         $ 11.43       73,286
EQ/MONEY MARKET.........................  0.35%          A         $ 11.09      308,279
EQ/MONEY MARKET.........................  0.35%          A         $ 11.10      403,664
EQ/MONEY MARKET.........................  0.60%          A         $ 10.87        2,128
EQ/MONEY MARKET.........................  0.75%          A         $ 10.73      132,901
EQ/MONEY MARKET.........................  0.00%          B         $131.49       55,917

EQ/MONTAG & CALDWELL GROWTH.............  0.00%          B         $ 14.82       17,337
EQ/MONTAG & CALDWELL GROWTH.............  0.00%          B         $200.41        6,782
EQ/MONTAG & CALDWELL GROWTH.............  0.35%          B         $ 17.10      224,854
EQ/MONTAG & CALDWELL GROWTH.............  0.35%          B         $ 17.58    1,943,664
EQ/MONTAG & CALDWELL GROWTH.............  0.35%          B         $ 17.60       16,400
EQ/MONTAG & CALDWELL GROWTH.............  0.35%          B         $ 17.99      502,468
EQ/MONTAG & CALDWELL GROWTH.............  0.75%          B         $ 13.44      229,130

EQ/MORGAN STANLEY MID CAP GROWTH........  0.00%          A         $ 31.17       82,345
EQ/MORGAN STANLEY MID CAP GROWTH........  0.35%          A         $ 18.50        2,057
EQ/MORGAN STANLEY MID CAP GROWTH........  0.35%          A         $ 18.63      329,275
EQ/MORGAN STANLEY MID CAP GROWTH........  0.35%          A         $ 28.97       74,390
EQ/MORGAN STANLEY MID CAP GROWTH........  0.35%          A         $ 29.93        7,794
EQ/MORGAN STANLEY MID CAP GROWTH........  0.00%          B         $254.20       16,620

EQ/PIMCO ULTRA SHORT BOND...............  0.00%          A         $ 13.99       85,881
EQ/PIMCO ULTRA SHORT BOND...............  0.00%          B         $118.86       23,224
EQ/PIMCO ULTRA SHORT BOND...............  0.35%          B         $ 13.46        3,693
EQ/PIMCO ULTRA SHORT BOND...............  0.35%          B         $ 13.49       55,240
EQ/PIMCO ULTRA SHORT BOND...............  0.35%          B         $ 13.50        2,690
EQ/PIMCO ULTRA SHORT BOND...............  0.35%          B         $ 13.57      121,020

EQ/QUALITY BOND PLUS....................  0.00%          A         $ 10.97        1,598
EQ/QUALITY BOND PLUS....................  0.00%          B         $163.91        8,946
EQ/QUALITY BOND PLUS....................  0.35%          B         $ 17.77       15,728
EQ/QUALITY BOND PLUS....................  0.35%          B         $ 17.86      153,435
EQ/QUALITY BOND PLUS....................  0.75%          B         $ 24.26      122,184

EQ/SMALL COMPANY INDEX..................  0.00%          A         $ 15.10      131,585
EQ/SMALL COMPANY INDEX..................  0.35%          A         $ 27.40       46,203
EQ/SMALL COMPANY INDEX..................  0.00%          B         $272.63       13,812

EQ/T. ROWE PRICE GROWTH STOCK...........  0.00%          B         $ 21.44      118,322
EQ/T. ROWE PRICE GROWTH STOCK...........  0.00%          B         $184.26       16,208
EQ/T. ROWE PRICE GROWTH STOCK...........  0.35%          B         $ 17.13       84,808
EQ/T. ROWE PRICE GROWTH STOCK...........  0.35%          B         $ 17.30      700,640
EQ/T. ROWE PRICE GROWTH STOCK...........  0.75%          B         $ 35.23      820,394

EQ/UBS GROWTH & INCOME..................  0.00%          B         $184.13        3,336
EQ/UBS GROWTH & INCOME..................  0.35%          B         $ 17.70        3,061
EQ/UBS GROWTH & INCOME..................  0.35%          B         $ 18.03       81,993
EQ/UBS GROWTH & INCOME..................  0.35%          B         $ 18.32      580,778
EQ/UBS GROWTH & INCOME..................  0.35%          B         $ 18.73      142,902
EQ/UBS GROWTH & INCOME..................  0.75%          B         $ 14.17      145,618

EQ/WELLS FARGO OMEGA GROWTH.............  0.00%          B         $203.00       23,599

FIDELITY(R) VIP ASSET MANAGER PORTFOLIO.  0.00%    Initial Class   $ 18.32          540

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  0.00%    Initial Class   $ 24.46      167,845
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  0.35%    Service Class   $ 22.96       51,528
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO.  0.35%    Service Class   $ 24.69      604,879

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-26

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                           CONTRACT                                    UNITS
FUND NAME                                  CHARGES*     SHARE CLASS**    UNIT VALUE OUTSTANDING
---------                                  -------- -------------------- ---------- -----------
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO...  0.75%      Service Class      $ 20.86     292,803
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO...  0.00%     Service Class 2     $157.85      11,061

FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO.  0.00%      Initial Class      $ 18.02      47,561
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO.  0.00%     Service Class 2     $167.06       1,713

FIDELITY(R) VIP MID CAP PORTFOLIO.........  0.00%     Service Class 2     $157.27       7,888

FRANKLIN INCOME SECURITIES FUND...........  0.00%         Class 2         $ 14.12      33,278
FRANKLIN INCOME SECURITIES FUND...........  0.35%         Class 2         $ 13.81       4,922
FRANKLIN INCOME SECURITIES FUND...........  0.35%         Class 2         $ 21.79     329,852

FRANKLIN RISING DIVIDENDS SECURITIES FUND.  0.00%         Class 2         $166.95      17,306
FRANKLIN RISING DIVIDENDS SECURITIES FUND.  0.35%         Class 2         $ 22.77      50,295

FRANKLIN SMALL CAP VALUE SECURITIES FUND..  0.00%         Class 2         $165.79       1,266

FRANKLIN STRATEGIC INCOME SECURITIES FUND.  0.00%         Class 2         $125.75      13,125

GOLDMAN SACHS VIT MID CAP VALUE FUND......  0.00%      Service Shares     $158.73       3,143

INVESCO V.I. DIVERSIFIED DIVIDEND FUND....  0.00%         Series I        $ 10.12     239,207
INVESCO V.I. DIVERSIFIED DIVIDEND FUND....  0.35%         Series I        $  9.85      33,249
INVESCO V.I. DIVERSIFIED DIVIDEND FUND....  0.35%         Series I        $ 10.17         267

INVESCO V.I. GLOBAL CORE EQUITY FUND......  0.00%         Series I        $ 15.15         197
INVESCO V.I. GLOBAL CORE EQUITY FUND......  0.35%         Series I        $ 15.64      35,101
INVESCO V.I. GLOBAL CORE EQUITY FUND......  0.35%         Series I        $ 17.84         267

INVESCO V.I. GLOBAL HEALTH CARE FUND......  0.00%         Series I        $ 25.25       4,421
INVESCO V.I. GLOBAL HEALTH CARE FUND......  0.35%         Series I        $ 23.19      36,270
INVESCO V.I. GLOBAL HEALTH CARE FUND......  0.35%         Series I        $ 23.49         129

INVESCO V.I. GLOBAL REAL ESTATE FUND......  0.00%        Series II        $136.24      10,474

INVESCO V.I. INTERNATIONAL GROWTH FUND....  0.00%        Series II        $140.51       7,130

INVESCO V.I. MID CAP CORE EQUITY FUND.....  0.00%        Series II        $139.69       1,926

INVESCO V.I. SMALL CAP EQUITY FUND........  0.00%        Series II        $168.91       1,412

INVESCO V.I. TECHNOLOGY FUND..............  0.00%         Series I        $ 19.51       3,246
INVESCO V.I. TECHNOLOGY FUND..............  0.35%         Series I        $ 14.56      20,055

IVY FUNDS VIP ENERGY......................  0.00%      Common Shares      $134.81       8,095

IVY FUNDS VIP HIGH INCOME.................  0.00%      Common Shares      $103.52       5,709

IVY FUNDS VIP MID CAP GROWTH..............  0.00%      Common Shares      $169.89       7,671

IVY FUNDS VIP SCIENCE AND TECHNOLOGY......  0.00%      Common Shares      $132.92       2,413

IVY FUNDS VIP SMALL CAP GROWTH............  0.00%      Common Shares      $153.01       3,670

JANUS ASPEN SERIES BALANCED PORTFOLIO.....  0.35%   Institutional Shares  $ 22.59      46,351
JANUS ASPEN SERIES BALANCED PORTFOLIO.....  0.35%   Institutional Shares  $ 23.00     294,493
JANUS ASPEN SERIES BALANCED PORTFOLIO.....  0.75%   Institutional Shares  $ 21.65      60,103

JANUS ASPEN SERIES ENTERPRISE PORTFOLIO...  0.00%   Institutional Shares  $ 13.38      30,851
JANUS ASPEN SERIES ENTERPRISE PORTFOLIO...  0.35%   Institutional Shares  $ 13.06      53,084
JANUS ASPEN SERIES ENTERPRISE PORTFOLIO...  0.35%   Institutional Shares  $ 15.75     677,198
JANUS ASPEN SERIES ENTERPRISE PORTFOLIO...  0.75%   Institutional Shares  $ 20.64      87,912

JANUS ASPEN SERIES FORTY PORTFOLIO........  0.00%   Institutional Shares  $ 17.13     120,452
JANUS ASPEN SERIES FORTY PORTFOLIO........  0.35%   Institutional Shares  $ 20.52      41,630
JANUS ASPEN SERIES FORTY PORTFOLIO........  0.35%   Institutional Shares  $ 21.66     302,101
JANUS ASPEN SERIES FORTY PORTFOLIO........  0.75%   Institutional Shares  $ 15.62     212,825
JANUS ASPEN SERIES FORTY PORTFOLIO........  0.35%      Service Shares     $ 26.45      99,831

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-27

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2013

                                                     CONTRACT                                    UNITS
FUND NAME                                            CHARGES*     SHARE CLASS**    UNIT VALUE OUTSTANDING
---------                                            -------- -------------------- ---------- -----------
JANUS ASPEN SERIES FORTY PORTFOLIO..................  0.35%      Service Shares     $ 26.66         462

JANUS ASPEN SERIES GLOBAL RESEARCH PORTFOLIO........  0.00%   Institutional Shares  $ 11.75      32,644
JANUS ASPEN SERIES GLOBAL RESEARCH PORTFOLIO........  0.35%   Institutional Shares  $ 11.21      40,184
JANUS ASPEN SERIES GLOBAL RESEARCH PORTFOLIO........  0.35%   Institutional Shares  $ 12.73     596,109
JANUS ASPEN SERIES GLOBAL RESEARCH PORTFOLIO........  0.75%   Institutional Shares  $  8.81     313,103

JANUS ASPEN SERIES OVERSEAS PORTFOLIO...............  0.00%   Institutional Shares  $ 22.22       6,330
JANUS ASPEN SERIES OVERSEAS PORTFOLIO...............  0.35%      Service Shares     $ 28.45       1,221
JANUS ASPEN SERIES OVERSEAS PORTFOLIO...............  0.35%      Service Shares     $ 28.53     148,415

JANUS ASPEN SERIES PERKINS MID CAP VALUE PORTFOLIO..  0.00%      Service Shares     $ 23.93     105,484

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO.  0.00%      Service Shares     $112.66      25,468

MFS(R) INTERNATIONAL VALUE PORTFOLIO................  0.00%      Service Class      $155.30      16,449

MFS(R) INVESTORS GROWTH STOCK SERIES................  0.00%      Service Class      $161.15         759

MFS(R) INVESTORS TRUST SERIES.......................  0.00%      Service Class      $156.93         450

MFS(R) UTILITIES SERIES.............................  0.00%      Initial Class      $ 43.72       2,414
MFS(R) UTILITIES SERIES.............................  0.35%      Initial Class      $ 38.48         258
MFS(R) UTILITIES SERIES.............................  0.35%      Initial Class      $ 40.15      40,565

MULTIMANAGER AGGRESSIVE EQUITY......................  0.00%            B            $128.28      21,495

MULTIMANAGER CORE BOND..............................  0.00%            A            $ 13.30     733,764
MULTIMANAGER CORE BOND..............................  0.00%            B            $168.02      14,251

MULTIMANAGER INTERNATIONAL EQUITY...................  0.00%            B            $221.04       9,974

MULTIMANAGER LARGE CAP CORE EQUITY..................  0.00%            B            $219.33       1,868

MULTIMANAGER LARGE CAP VALUE........................  0.00%            A            $ 11.95         341
MULTIMANAGER LARGE CAP VALUE........................  0.00%            B            $242.62       7,345

MULTIMANAGER MID CAP GROWTH.........................  0.00%            B            $306.77       2,931

MULTIMANAGER MID CAP VALUE..........................  0.00%            B            $232.36       7,105

MULTIMANAGER MULTI-SECTOR BOND......................  0.35%            A            $ 14.91      75,424
MULTIMANAGER MULTI-SECTOR BOND......................  0.00%            B            $135.49      12,528

MULTIMANAGER SMALL CAP GROWTH.......................  0.00%            B            $ 18.89      44,299
MULTIMANAGER SMALL CAP GROWTH.......................  0.00%            B            $194.74       6,561
MULTIMANAGER SMALL CAP GROWTH.......................  0.35%            B            $ 17.99       1,320
MULTIMANAGER SMALL CAP GROWTH.......................  0.35%            B            $ 18.08     187,143
MULTIMANAGER SMALL CAP GROWTH.......................  0.35%            B            $ 25.98      35,397
MULTIMANAGER SMALL CAP GROWTH.......................  0.35%            B            $ 26.70     280,639
MULTIMANAGER SMALL CAP GROWTH.......................  0.75%            B            $ 16.53      60,374

MULTIMANAGER SMALL CAP VALUE........................  0.00%            B            $307.45       3,407

MULTIMANAGER TECHNOLOGY.............................  0.00%            B            $314.29       9,039

MUTUAL SHARES SECURITIES FUND.......................  0.00%         Class 2         $149.35       1,651

OPPENHEIMER GLOBAL FUND/VA..........................  0.35%      Service Class      $ 27.99      88,834

PIMCO COMMODITYREALRETURN(R) STRATEGY PORTFOLIO.....  0.00%      Advisor Class      $102.96       7,700

PIMCO GLOBAL BOND PORTFOLIO (UNHEDGED)..............  0.35%   Administrative Class  $ 19.47       6,929
PIMCO GLOBAL BOND PORTFOLIO (UNHEDGED)..............  0.35%   Administrative Class  $ 20.54      55,305
PIMCO GLOBAL BOND PORTFOLIO (UNHEDGED)..............  0.35%   Administrative Class  $ 21.30      91,562
PIMCO GLOBAL BOND PORTFOLIO (UNHEDGED)..............  0.35%   Administrative Class  $ 21.38         843

PIMCO REAL RETURN PORTFOLIO.........................  0.00%      Advisor Class      $115.58      17,307

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-28

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2013

                                                      CONTRACT                               UNITS
FUND NAME                                             CHARGES*   SHARE CLASS** UNIT VALUE OUTSTANDING
---------                                             -------- --------------- ---------- -----------
PIMCO TOTAL RETURN PORTFOLIO.........................  0.00%   Advisor Class    $116.15      35,970

T. ROWE PRICE EQUITY INCOME PORTFOLIO - II...........  0.00%      Class II      $153.66       3,791

TEMPLETON DEVELOPING MARKETS SECURITIES FUND.........  0.00%      Class 2       $107.20     153,840

TEMPLETON GLOBAL BOND SECURITIES FUND................  0.00%      Class 2       $121.91     160,385

TEMPLETON GROWTH SECURITIES FUND.....................  0.00%      Class 2       $153.79       2,272

UIF EMERGING MARKETS DEBT PORTFOLIO..................  0.00%      Class I       $ 26.92       6,367

VAN ECK VIP EMERGING MARKETS FUND....................  0.00%   Initial Class    $ 26.04      60,050

VAN ECK VIP GLOBAL HARD ASSETS FUND..................  0.00%   Class S Shares   $110.99       9,833
VAN ECK VIP GLOBAL HARD ASSETS FUND..................  0.00%   Initial Class    $ 50.10      23,926

VAN ECK VIP UNCONSTRAINED EMERGING MARKETS BOND FUND.  0.00%   Initial Class    $ 21.26      40,961

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual mortality and risk expenses related to the Variable Investment Options.
**Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in Note 5 of these financial statements.

                                    FSA-29

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013




                                                                         ALL ASSET         ALL ASSET    ALL ASSET MODERATE
                                                                   AGGRESSIVE-ALT 25*(1) GROWTH-ALT 20* GROWTH-ALT 15*(1)
                                                                   --------------------- -------------- ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................        $  706           $  874,483         $2,184
  Expenses:
   Asset-based charges............................................            --              414,178             --
                                                                          ------           ----------         ------

NET INVESTMENT INCOME (LOSS)......................................           706              460,305          2,184
                                                                          ------           ----------         ------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................            17              526,711            336
   Realized gain distribution from the Portfolios.................           327            3,643,223          1,090
                                                                          ------           ----------         ------
  Net realized gain (loss)........................................           344            4,169,934          1,426
                                                                          ------           ----------         ------

  Change in unrealized appreciation (depreciation) of investments.         2,265            3,507,829          2,044
                                                                          ------           ----------         ------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............         2,609            7,677,763          3,470
                                                                          ------           ----------         ------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...        $3,315           $8,138,068         $5,654
                                                                          ======           ==========         ======

                                                                                      AMERICAN FUNDS
                                                                                    INSURANCE SERIES(R)
                                                                   AMERICAN CENTURY    GLOBAL SMALL
                                                                      VP MID CAP      CAPITALIZATION
                                                                      VALUE FUND        FUND/SM/(1)
                                                                   ---------------- -------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................     $  5,350           $   --
  Expenses:
   Asset-based charges............................................           --               --
                                                                       --------           ------

NET INVESTMENT INCOME (LOSS)......................................        5,350               --
                                                                       --------           ------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       10,378              694
   Realized gain distribution from the Portfolios.................        5,224               --
                                                                       --------           ------
  Net realized gain (loss)........................................       15,602              694
                                                                       --------           ------

  Change in unrealized appreciation (depreciation) of investments.       92,480            1,338
                                                                       --------           ------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      108,082            2,032
                                                                       --------           ------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $113,432           $2,032
                                                                       ========           ======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-30

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                      AMERICAN FUNDS
                                                                   INSURANCE SERIES(R)  AXA AGGRESSIVE AXA BALANCED
                                                                   NEW WORLD FUND(R)(1)  ALLOCATION*    STRATEGY*
                                                                   -------------------- -------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................         $243           $  617,645    $  277,084
  Expenses:
   Asset-based charges............................................           --                3,848            --
                                                                           ----           ----------    ----------

NET INVESTMENT INCOME (LOSS)......................................          243              613,797       277,084
                                                                           ----           ----------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................           82             (145,848)       46,308
   Realized gain distribution from the Portfolios.................           --              703,698        62,647
                                                                           ----           ----------    ----------
  Net realized gain (loss)........................................           82              557,850       108,955
                                                                           ----           ----------    ----------

  Change in unrealized appreciation (depreciation) of investments.          491            4,421,879     1,157,621
                                                                           ----           ----------    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............          573            4,979,729     1,266,576
                                                                           ----           ----------    ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...         $816           $5,593,526    $1,543,660
                                                                           ====           ==========    ==========

                                                                   AXA CONSERVATIVE AXA CONSERVATIVE
                                                                     ALLOCATION*    GROWTH STRATEGY*
                                                                   ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................     $ 33,250         $ 63,694
  Expenses:
   Asset-based charges............................................        2,809               --
                                                                       --------         --------

NET INVESTMENT INCOME (LOSS)......................................       30,441           63,694
                                                                       --------         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        8,226           22,272
   Realized gain distribution from the Portfolios.................       88,370           15,754
                                                                       --------         --------
  Net realized gain (loss)........................................       96,596           38,026
                                                                       --------         --------

  Change in unrealized appreciation (depreciation) of investments.       12,184          247,288
                                                                       --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      108,780          285,314
                                                                       --------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $139,221         $349,008
                                                                       ========         ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-31

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                   AXA CONSERVATIVE- AXA CONSERVATIVE AXA GROWTH AXA MODERATE
                                                                   PLUS ALLOCATION*     STRATEGY*     STRATEGY*  ALLOCATION*
                                                                   ----------------- ---------------- ---------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................     $ 98,413          $17,751      $  372,378  $  598,302
  Expenses:
   Asset-based charges............................................        6,651               --              --      13,851
                                                                       --------          -------      ----------  ----------

NET INVESTMENT INCOME (LOSS)......................................       91,762           17,751         372,378     584,451
                                                                       --------          -------      ----------  ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       23,125            6,323          19,794     (82,639)
   Realized gain distribution from the Portfolios.................      221,271            5,671          72,847   1,053,717
                                                                       --------          -------      ----------  ----------
  Net realized gain (loss)........................................      244,396           11,994          92,641     971,078
                                                                       --------          -------      ----------  ----------

  Change in unrealized appreciation (depreciation) of investments.      339,117           41,188       1,854,922   2,839,107
                                                                       --------          -------      ----------  ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      583,513           53,182       1,947,563   3,810,185
                                                                       --------          -------      ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $675,275          $70,933      $2,319,941  $4,394,636
                                                                       ========          =======      ==========  ==========

                                                                     AXA MODERATE
                                                                   GROWTH STRATEGY*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................    $  804,000
  Expenses:
   Asset-based charges............................................            --
                                                                      ----------

NET INVESTMENT INCOME (LOSS)......................................       804,000
                                                                      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       248,360
   Realized gain distribution from the Portfolios.................       195,947
                                                                      ----------
  Net realized gain (loss)........................................       444,307
                                                                      ----------

  Change in unrealized appreciation (depreciation) of investments.     3,672,360
                                                                      ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     4,116,667
                                                                      ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $4,920,667
                                                                      ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-32

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                    AXA MODERATE-   AXA TACTICAL AXA TACTICAL AXA TACTICAL
                                                                   PLUS ALLOCATION* MANAGER 400* MANAGER 500* MANAGER 2000*
                                                                   ---------------- ------------ ------------ -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $ 1,654,998      $   415      $ 1,519       $   262
  Expenses:
   Asset-based charges............................................        16,037           --           --            --
                                                                     -----------      -------      -------       -------

NET INVESTMENT INCOME (LOSS)......................................     1,638,961          415        1,519           262
                                                                     -----------      -------      -------       -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (332,722)       8,127       15,277         5,816
   Realized gain distribution from the Portfolios.................     2,670,159       11,056       23,718        20,904
                                                                     -----------      -------      -------       -------
  Net realized gain (loss)........................................     2,337,437       19,183       38,995        26,720
                                                                     -----------      -------      -------       -------

  Change in unrealized appreciation (depreciation) of investments.     9,616,441       34,018       24,950        29,143
                                                                     -----------      -------      -------       -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    11,953,878       53,201       63,945        55,863
                                                                     -----------      -------      -------       -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $13,592,839      $53,616      $65,464       $56,125
                                                                     ===========      =======      =======       =======

                                                                        AXA TACTICAL
                                                                   MANAGER INTERNATIONAL*
                                                                   ----------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................        $    --
  Expenses:
   Asset-based charges............................................             --
                                                                          -------

NET INVESTMENT INCOME (LOSS)......................................             --
                                                                          -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................            348
   Realized gain distribution from the Portfolios.................         17,166
                                                                          -------
  Net realized gain (loss)........................................         17,514
                                                                          -------

  Change in unrealized appreciation (depreciation) of investments.         17,785
                                                                          -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............         35,299
                                                                          -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...        $35,299
                                                                          =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-33

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                    DREYFUS STOCK   EQ/ALLIANCEBERNSTEIN    EQ/BLACKROCK
                                                                   INDEX FUND, INC.  SMALL CAP GROWTH*   BASIC VALUE EQUITY*
                                                                   ---------------- -------------------- -------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $   667,461         $    1,668          $  107,714
  Expenses:
   Asset-based charges............................................        64,658              2,424               3,092
                                                                     -----------         ----------          ----------

NET INVESTMENT INCOME (LOSS)......................................       602,803               (756)            104,622
                                                                     -----------         ----------          ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     2,793,390             93,145              97,336
   Realized gain distribution from the Portfolios.................       408,230            334,579                  --
                                                                     -----------         ----------          ----------
  Net realized gain (loss)........................................     3,201,620            427,724              97,336
                                                                     -----------         ----------          ----------

  Change in unrealized appreciation (depreciation) of investments.     6,349,561            604,639           1,763,173
                                                                     -----------         ----------          ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     9,551,181          1,032,363           1,860,509
                                                                     -----------         ----------          ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $10,153,984         $1,031,607          $1,965,131
                                                                     ===========         ==========          ==========

                                                                   EQ/BOSTON ADVISORS EQ/CALVERT SOCIALLY
                                                                     EQUITY INCOME*      RESPONSIBLE*
                                                                   ------------------ -------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................     $  335,669          $ 11,972
  Expenses:
   Asset-based charges............................................         37,292             6,101
                                                                       ----------          --------

NET INVESTMENT INCOME (LOSS)......................................        298,377             5,871
                                                                       ----------          --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        227,693           160,291
   Realized gain distribution from the Portfolios.................      1,838,585                --
                                                                       ----------          --------
  Net realized gain (loss)........................................      2,066,278           160,291
                                                                       ----------          --------

  Change in unrealized appreciation (depreciation) of investments.      2,223,169           298,483
                                                                       ----------          --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      4,289,447           458,774
                                                                       ----------          --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $4,587,824          $464,645
                                                                       ==========          ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-34

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                   EQ/CAPITAL GUARDIAN  EQ/COMMON   EQ/CORE BOND EQ/EQUITY 500
                                                                        RESEARCH*      STOCK INDEX*    INDEX*       INDEX*
                                                                   ------------------- ------------ ------------ -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................     $   73,079       $  107,749  $   316,207   $  155,660
  Expenses:
   Asset-based charges............................................         20,284               --       66,647           --
                                                                       ----------       ----------  -----------   ----------

NET INVESTMENT INCOME (LOSS)......................................         52,795          107,749      249,560      155,660
                                                                       ----------       ----------  -----------   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        401,099           39,758      449,653       70,688
                                                                       ----------       ----------  -----------   ----------
  Net realized gain (loss)........................................        401,099           39,758      449,653       70,688
                                                                       ----------       ----------  -----------   ----------

  Change in unrealized appreciation (depreciation) of investments.        891,487        1,870,855   (1,216,786)   2,264,370
                                                                       ----------       ----------  -----------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      1,292,586        1,910,613     (767,133)   2,335,058
                                                                       ----------       ----------  -----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $1,345,381       $2,018,362  $  (517,573)  $2,490,718
                                                                       ==========       ==========  ===========   ==========

                                                                    EQ/EQUITY
                                                                   GROWTH PLUS*
                                                                   ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................  $   50,075
  Expenses:
   Asset-based charges............................................      33,978
                                                                    ----------

NET INVESTMENT INCOME (LOSS)......................................      16,097
                                                                    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     294,023
                                                                    ----------
  Net realized gain (loss)........................................     294,023
                                                                    ----------

  Change in unrealized appreciation (depreciation) of investments.   2,629,185
                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   2,923,208
                                                                    ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $2,939,305
                                                                    ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-35

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                   EQ/GAMCO MERGERS  EQ/GAMCO SMALL EQ/GLOBAL
                                                                   AND ACQUISITIONS* COMPANY VALUE* BOND PLUS*
                                                                   ----------------- -------------- ----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................     $  4,702       $   233,730    $    204
  Expenses:
   Asset-based charges............................................           --           404,183          --
                                                                       --------       -----------    --------

NET INVESTMENT INCOME (LOSS)......................................        4,702          (170,453)        204
                                                                       --------       -----------    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       14,910         5,299,635       2,108
   Realized gain distribution from the Portfolios.................       51,889         4,158,009      47,893
                                                                       --------       -----------    --------
  Net realized gain (loss)........................................       66,799         9,457,644      50,001
                                                                       --------       -----------    --------

  Change in unrealized appreciation (depreciation) of investments.       38,916        18,610,127     (87,540)
                                                                       --------       -----------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      105,715        28,067,771     (37,539)
                                                                       --------       -----------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $110,417       $27,897,318    $(37,335)
                                                                       ========       ===========    ========

                                                                        EQ/GLOBAL       EQ/INTERMEDIATE
                                                                   MULTI-SECTOR EQUITY* GOVERNMENT BOND*
                                                                   -------------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................      $   61,572         $  30,389
  Expenses:
   Asset-based charges............................................           3,347            25,069
                                                                        ----------         ---------

NET INVESTMENT INCOME (LOSS)......................................          58,225             5,320
                                                                        ----------         ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        (118,630)           87,737
   Realized gain distribution from the Portfolios.................              --                --
                                                                        ----------         ---------
  Net realized gain (loss)........................................        (118,630)           87,737
                                                                        ----------         ---------

  Change in unrealized appreciation (depreciation) of investments.       1,386,523          (354,091)
                                                                        ----------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       1,267,893          (266,354)
                                                                        ----------         ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $1,326,118         $(261,034)
                                                                        ==========         =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-36

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                   EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/INTERNATIONAL EQ/INVESCO
                                                                      CORE PLUS*     EQUITY INDEX*     VALUE PLUS*    COMSTOCK*
                                                                   ---------------- ---------------- ---------------- ----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................     $ 11,883        $ 105,610        $  47,524      $ 58,488
                                                                       --------        ---------        ---------      --------

NET INVESTMENT INCOME (LOSS)......................................       11,883          105,610           47,524        58,488
                                                                       --------        ---------        ---------      --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       39,612         (155,459)        (121,572)       61,907
                                                                       --------        ---------        ---------      --------
  Net realized gain (loss)........................................       39,612         (155,459)        (121,572)       61,907
                                                                       --------        ---------        ---------      --------

  Change in unrealized appreciation (depreciation) of investments.      158,652          958,646          813,013       241,313
                                                                       --------        ---------        ---------      --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      198,264          803,187          691,441       303,220
                                                                       --------        ---------        ---------      --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $210,147        $ 908,797        $ 738,965      $361,708
                                                                       ========        =========        =========      ========

                                                                       EQ/JPMORGAN
                                                                   VALUE OPPORTUNITIES*
                                                                   --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................       $ 17,076
                                                                         --------

NET INVESTMENT INCOME (LOSS)......................................         17,076
                                                                         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         25,104
                                                                         --------
  Net realized gain (loss)........................................         25,104
                                                                         --------

  Change in unrealized appreciation (depreciation) of investments.        187,373
                                                                         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        212,477
                                                                         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $229,553
                                                                         ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-37

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                   EQ/LARGE CAP EQ/LARGE CAP  EQ/LARGE CAP EQ/LARGE CAP
                                                                    CORE PLUS*  GROWTH INDEX* GROWTH PLUS* VALUE INDEX*
                                                                   ------------ ------------- ------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $  7,296     $ 17,520      $  3,131    $  124,795
  Expenses:
   Asset-based charges............................................         --           --            --        23,709
                                                                     --------     --------      --------    ----------

NET INVESTMENT INCOME (LOSS)......................................      7,296       17,520         3,131       101,086
                                                                     --------     --------      --------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      7,913       71,207        27,655       330,060
   Realized gain distribution from the Portfolios.................     61,225       88,884            --            --
                                                                     --------     --------      --------    ----------
  Net realized gain (loss)........................................     69,138      160,091        27,655       330,060
                                                                     --------     --------      --------    ----------

  Change in unrealized appreciation (depreciation) of investments.    261,581      304,043       511,248     1,754,103
                                                                     --------     --------      --------    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    330,719      464,134       538,903     2,084,163
                                                                     --------     --------      --------    ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $338,015     $481,654      $542,034    $2,185,249
                                                                     ========     ========      ========    ==========

                                                                   EQ/LARGE CAP
                                                                   VALUE PLUS*
                                                                   ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................  $   49,404
  Expenses:
   Asset-based charges............................................       3,514
                                                                    ----------

NET INVESTMENT INCOME (LOSS)......................................      45,890
                                                                    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (17,321)
   Realized gain distribution from the Portfolios.................          --
                                                                    ----------
  Net realized gain (loss)........................................     (17,321)
                                                                    ----------

  Change in unrealized appreciation (depreciation) of investments.   1,232,006
                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   1,214,685
                                                                    ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $1,260,575
                                                                    ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-38

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                   EQ/LORD ABBETT         EQ/MFS         EQ/MID CAP EQ/MID CAP
                                                                   LARGE CAP CORE* INTERNATIONAL GROWTH*   INDEX*   VALUE PLUS*
                                                                   --------------- --------------------- ---------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................    $ 19,900          $  180,595       $   53,808 $   71,739
  Expenses:
   Asset-based charges............................................          --              83,219           11,721     37,976
                                                                      --------          ----------       ---------- ----------

NET INVESTMENT INCOME (LOSS)......................................      19,900              97,376           42,087     33,763
                                                                      --------          ----------       ---------- ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      16,501             645,104          117,204    534,486
   Realized gain distribution from the Portfolios.................     148,977             206,474               --         --
                                                                      --------          ----------       ---------- ----------
  Net realized gain (loss)........................................     165,478             851,578          117,204    534,486
                                                                      --------          ----------       ---------- ----------

  Change in unrealized appreciation (depreciation) of investments.      39,719           1,461,764        1,690,389  3,344,410
                                                                      --------          ----------       ---------- ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     205,197           2,313,342        1,807,593  3,878,896
                                                                      --------          ----------       ---------- ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $225,097          $2,410,718       $1,849,680 $3,912,659
                                                                      ========          ==========       ========== ==========

                                                                   EQ/MONEY
                                                                   MARKET*
                                                                   --------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $     --
  Expenses:
   Asset-based charges............................................   41,362
                                                                   --------

NET INVESTMENT INCOME (LOSS)......................................  (41,362)
                                                                   --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (40)
   Realized gain distribution from the Portfolios.................      121
                                                                   --------
  Net realized gain (loss)........................................       81
                                                                   --------

  Change in unrealized appreciation (depreciation) of investments.       68
                                                                   --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      149
                                                                   --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(41,213)
                                                                   ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-39

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                     EQ/MONTAG &    EQ/MORGAN STANLEY     EQ/PIMCO
                                                                   CALDWELL GROWTH*  MID CAP GROWTH*  ULTRA SHORT BOND*
                                                                   ---------------- ----------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $   398,129       $       --         $  47,329
  Expenses:
   Asset-based charges............................................       175,940           26,548             8,896
                                                                     -----------       ----------         ---------

NET INVESTMENT INCOME (LOSS)......................................       222,189          (26,548)           38,433
                                                                     -----------       ----------         ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     1,940,849          876,050            21,803
   Realized gain distribution from the Portfolios.................     6,870,919          831,698                --
                                                                     -----------       ----------         ---------
  Net realized gain (loss)........................................     8,811,768        1,707,748            21,803
                                                                     -----------       ----------         ---------

  Change in unrealized appreciation (depreciation) of investments.     2,411,548        2,609,578           (64,283)
                                                                     -----------       ----------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    11,223,316        4,317,326           (42,480)
                                                                     -----------       ----------         ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $11,445,505       $4,290,778         $  (4,047)
                                                                     ===========       ==========         =========

                                                                   EQ/QUALITY    EQ/SMALL
                                                                   BOND PLUS* COMPANY INDEX*
                                                                   ---------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios.................................. $  27,680    $   67,212
  Expenses:
   Asset-based charges............................................    36,413         3,925
                                                                   ---------    ----------

NET INVESTMENT INCOME (LOSS)......................................    (8,733)       63,287
                                                                   ---------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (140,652)      787,303
   Realized gain distribution from the Portfolios.................        --       546,252
                                                                   ---------    ----------
  Net realized gain (loss)........................................  (140,652)    1,333,555
                                                                   ---------    ----------

  Change in unrealized appreciation (depreciation) of investments.   (71,523)      679,605
                                                                   ---------    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  (212,175)    2,013,160
                                                                   ---------    ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(220,908)   $2,076,447
                                                                   =========    ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-40

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                   EQ/T. ROWE PRICE      EQ/UBS      EQ/WELLS FARGO
                                                                    GROWTH STOCK*   GROWTH & INCOME* OMEGA GROWTH*
                                                                   ---------------- ---------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $        --       $  155,334      $       --
  Expenses:
   Asset-based charges............................................       232,175           61,964              --
                                                                     -----------       ----------      ----------

NET INVESTMENT INCOME (LOSS)......................................      (232,175)          93,370              --
                                                                     -----------       ----------      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     2,381,477          707,660          39,989
   Realized gain distribution from the Portfolios.................            --               --       1,013,661
                                                                     -----------       ----------      ----------
  Net realized gain (loss)........................................     2,381,477          707,660       1,053,650
                                                                     -----------       ----------      ----------

  Change in unrealized appreciation (depreciation) of investments.    11,366,261        3,962,257         148,435
                                                                     -----------       ----------      ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    13,747,738        4,669,917       1,202,085
                                                                     -----------       ----------      ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $13,515,563       $4,763,287      $1,202,085
                                                                     ===========       ==========      ==========

                                                                   FIDELITY(R) VIP FIDELITY(R) VIP
                                                                    ASSET MANAGER   CONTRAFUND(R)
                                                                      PORTFOLIO       PORTFOLIO
                                                                   --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................     $  149        $  256,551
  Expenses:
   Asset-based charges............................................         --            95,092
                                                                       ------        ----------

NET INVESTMENT INCOME (LOSS)......................................        149           161,459
                                                                       ------        ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         60         1,555,513
   Realized gain distribution from the Portfolios.................         23             7,473
                                                                       ------        ----------
  Net realized gain (loss)........................................         83         1,562,986
                                                                       ------        ----------

  Change in unrealized appreciation (depreciation) of investments.      1,103         5,271,310
                                                                       ------        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      1,186         6,834,296
                                                                       ------        ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $1,335        $6,995,755
                                                                       ======        ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-41

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                   FIDELITY(R) VIP
                                                                   GROWTH & INCOME  FIDELITY(R) VIP  FRANKLIN INCOME
                                                                      PORTFOLIO    MID CAP PORTFOLIO SECURITIES FUND
                                                                   --------------- ----------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................    $ 20,004         $  2,997         $473,321
  Expenses:
   Asset-based charges............................................          --               --           24,311
                                                                      --------         --------         --------

NET INVESTMENT INCOME (LOSS)......................................      20,004            2,997          449,010
                                                                      --------         --------         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      33,790            2,472           55,779
   Realized gain distribution from the Portfolios.................          --          137,727               --
                                                                      --------         --------         --------
  Net realized gain (loss)........................................      33,790          140,199           55,779
                                                                      --------         --------         --------

  Change in unrealized appreciation (depreciation) of investments.     213,725           87,318          440,429
                                                                      --------         --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     247,515          227,517          496,208
                                                                      --------         --------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $267,519         $230,514         $945,218
                                                                      ========         ========         ========

                                                                   FRANKLIN RISING    FRANKLIN SMALL
                                                                      DIVIDENDS    CAP VALUE SECURITIES
                                                                   SECURITIES FUND         FUND
                                                                   --------------- --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................    $ 45,634           $ 2,121
  Expenses:
   Asset-based charges............................................       3,544                --
                                                                      --------           -------

NET INVESTMENT INCOME (LOSS)......................................      42,090             2,121
                                                                      --------           -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      47,230            13,448
   Realized gain distribution from the Portfolios.................          --             2,737
                                                                      --------           -------
  Net realized gain (loss)........................................      47,230            16,185
                                                                      --------           -------

  Change in unrealized appreciation (depreciation) of investments.     635,641            34,079
                                                                      --------           -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     682,871            50,264
                                                                      --------           -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $724,961           $52,385
                                                                      ========           =======

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-42

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                       FRANKLIN     GOLDMAN SACHS INVESCO V.I.  INVESCO V.I.
                                                                   STRATEGIC INCOME  VIT MID CAP   DIVERSIFIED  GLOBAL CORE
                                                                   SECURITIES FUND   VALUE FUND   DIVIDEND FUND EQUITY FUND
                                                                   ---------------- ------------- ------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................     $ 67,113       $  2,830      $ 61,457      $10,033
  Expenses:
   Asset-based charges............................................           --             --         1,011        1,705
                                                                       --------       --------      --------      -------

NET INVESTMENT INCOME (LOSS)......................................       67,113          2,830        60,446        8,328
                                                                       --------       --------      --------      -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       (5,557)         9,156       139,644        8,301
   Realized gain distribution from the Portfolios.................       14,432         37,807            --           --
                                                                       --------       --------      --------      -------
  Net realized gain (loss)........................................        8,875         46,963       139,644        8,301
                                                                       --------       --------      --------      -------

  Change in unrealized appreciation (depreciation) of investments.      (36,559)        52,021       520,248       80,219
                                                                       --------       --------      --------      -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (27,684)        98,984       659,892       88,520
                                                                       --------       --------      --------      -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $ 39,429       $101,814      $720,338      $96,848
                                                                       ========       ========      ========      =======

                                                                   INVESCO V.I.
                                                                   GLOBAL HEALTH
                                                                     CARE FUND
                                                                   -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $  5,762
  Expenses:
   Asset-based charges............................................      2,626
                                                                     --------

NET INVESTMENT INCOME (LOSS)......................................      3,136
                                                                     --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     62,267
   Realized gain distribution from the Portfolios.................         --
                                                                     --------
  Net realized gain (loss)........................................     62,267
                                                                     --------

  Change in unrealized appreciation (depreciation) of investments.    215,232
                                                                     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    277,499
                                                                     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $280,635
                                                                     ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-43

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                   INVESCO V.I. INVESCO V.I.  INVESCO V.I. INVESCO V.I.
                                                                   GLOBAL REAL  INTERNATIONAL MID CAP CORE  SMALL CAP
                                                                   ESTATE FUND   GROWTH FUND  EQUITY FUND  EQUITY FUND
                                                                   ------------ ------------- ------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $ 52,536     $  8,586      $ 1,069      $    --
  Expenses:
   Asset-based charges............................................         --           --           --           --
                                                                     --------     --------      -------      -------

NET INVESTMENT INCOME (LOSS)......................................     52,536        8,586        1,069           --
                                                                     --------     --------      -------      -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     18,354        4,068        1,955        7,252
   Realized gain distribution from the Portfolios.................         --           --       14,866        2,169
                                                                     --------     --------      -------      -------
  Net realized gain (loss)........................................     18,354        4,068       16,821        9,421
                                                                     --------     --------      -------      -------

  Change in unrealized appreciation (depreciation) of investments.    (66,588)     118,616       29,233       45,777
                                                                     --------     --------      -------      -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (48,234)     122,684       46,054       55,198
                                                                     --------     --------      -------      -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $  4,302     $131,270      $47,123      $55,198
                                                                     ========     ========      =======      =======

                                                                   INVESCO V.I.
                                                                    TECHNOLOGY
                                                                       FUND
                                                                   ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $    --
  Expenses:
   Asset-based charges............................................       886
                                                                     -------

NET INVESTMENT INCOME (LOSS)......................................      (886)
                                                                     -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    12,571
   Realized gain distribution from the Portfolios.................    26,317
                                                                     -------
  Net realized gain (loss)........................................    38,888
                                                                     -------

  Change in unrealized appreciation (depreciation) of investments.    31,611
                                                                     -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    70,499
                                                                     -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $69,613
                                                                     =======

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-44

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                              IVY FUNDS IVY FUNDS VIP IVY FUNDS VIP IVY FUNDS
                                                                   IVY FUNDS  VIP HIGH     MID CAP     SCIENCE AND  VIP SMALL
                                                                   VIP ENERGY INCOME(1)    GROWTH     TECHNOLOGY(1) CAP GROWTH
                                                                   ---------- --------- ------------- ------------- ----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $     --   $    --    $     --       $    --     $     --
                                                                    --------   -------    --------       -------     --------

NET INVESTMENT INCOME (LOSS)......................................        --        --          --            --           --
                                                                    --------   -------    --------       -------     --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    11,573        39      10,805         3,351          391
   Realized gain distribution from the Portfolios.................     2,844        --      30,610            --           --
                                                                    --------   -------    --------       -------     --------
  Net realized gain (loss)........................................    14,417        39      41,415         3,351          391
                                                                    --------   -------    --------       -------     --------

  Change in unrealized appreciation (depreciation) of investments.   193,126    11,621     210,344        38,154      106,872
                                                                    --------   -------    --------       -------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   207,543    11,660     251,759        41,505      107,263
                                                                    --------   -------    --------       -------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $207,543   $11,660    $251,759       $41,505     $107,263
                                                                    ========   =======    ========       =======     ========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-45

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                     JANUS ASPEN      JANUS ASPEN    JANUS ASPEN
                                                                   SERIES BALANCED SERIES ENTERPRISE SERIES FORTY
                                                                      PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                                   --------------- ----------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $  136,281       $   63,867      $   99,958
  Expenses:
   Asset-based charges............................................       36,583           49,441          56,157
                                                                     ----------       ----------      ----------

NET INVESTMENT INCOME (LOSS)......................................       99,698           14,426          43,801
                                                                     ----------       ----------      ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      228,032          835,314         792,060
   Realized gain distribution from the Portfolios.................      508,387               --              --
                                                                     ----------       ----------      ----------
  Net realized gain (loss)........................................      736,419          835,314         792,060
                                                                     ----------       ----------      ----------

  Change in unrealized appreciation (depreciation) of investments.      766,904        2,636,986       3,037,812
                                                                     ----------       ----------      ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    1,503,323        3,472,300       3,829,872
                                                                     ----------       ----------      ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $1,603,021       $3,486,726      $3,873,673
                                                                     ==========       ==========      ==========

                                                                      JANUS ASPEN       JANUS ASPEN
                                                                     SERIES GLOBAL    SERIES OVERSEAS
                                                                   RESEARCH PORTFOLIO    PORTFOLIO
                                                                   ------------------ ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................     $  125,663       $  129,960
  Expenses:
   Asset-based charges............................................         45,652           13,821
                                                                       ----------       ----------

NET INVESTMENT INCOME (LOSS)......................................         80,011          116,139
                                                                       ----------       ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        478,183         (130,655)
   Realized gain distribution from the Portfolios.................             --               --
                                                                       ----------       ----------
  Net realized gain (loss)........................................        478,183         (130,655)
                                                                       ----------       ----------

  Change in unrealized appreciation (depreciation) of investments.      2,006,788          574,482
                                                                       ----------       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      2,484,971          443,827
                                                                       ----------       ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $2,564,982       $  559,966
                                                                       ==========       ==========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-46

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                   JANUS ASPEN SERIES LAZARD RETIREMENT
                                                                    PERKINS MID CAP   EMERGING MARKETS  MFS(R) INTERNATIONAL
                                                                    VALUE PORTFOLIO   EQUITY PORTFOLIO    VALUE PORTFOLIO
                                                                   ------------------ ----------------- --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................      $ 24,140          $ 39,633            $ 25,765
                                                                        --------          --------            --------

NET INVESTMENT INCOME (LOSS)......................................        24,140            39,633              25,765
                                                                        --------          --------            --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        51,300            (8,386)             32,712
   Realized gain distribution from the Portfolios.................        42,619            16,494                  --
                                                                        --------          --------            --------
  Net realized gain (loss)........................................        93,919             8,108              32,712
                                                                        --------          --------            --------

  Change in unrealized appreciation (depreciation) of investments.       382,281           (60,144)            325,630
                                                                        --------          --------            --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       476,200           (52,036)            358,342
                                                                        --------          --------            --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $500,340          $(12,403)           $384,107
                                                                        ========          ========            ========

                                                                   MFS(R) INVESTORS
                                                                     GROWTH STOCK   MFS(R) INVESTORS
                                                                        SERIES        TRUST SERIES
                                                                   ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................     $   445          $   575
                                                                       -------          -------

NET INVESTMENT INCOME (LOSS)......................................         445              575
                                                                       -------          -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       2,735            2,317
   Realized gain distribution from the Portfolios.................       3,343               --
                                                                       -------          -------
  Net realized gain (loss)........................................       6,078            2,317
                                                                       -------          -------

  Change in unrealized appreciation (depreciation) of investments.      19,192           12,035
                                                                       -------          -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      25,270           14,352
                                                                       -------          -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $25,715          $14,927
                                                                       =======          =======

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-47

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                   MFS(R) UTILITIES    MULTIMANAGER    MULTIMANAGER
                                                                        SERIES      AGGRESSIVE EQUITY*  CORE BOND*
                                                                   ---------------- ------------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................     $ 38,446          $  2,590       $ 151,515
  Expenses:
   Asset-based charges............................................        5,423                --              --
                                                                       --------          --------       ---------

NET INVESTMENT INCOME (LOSS)......................................       33,023             2,590         151,515
                                                                       --------          --------       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      115,451            73,711         (36,474)
   Realized gain distribution from the Portfolios.................       30,694                --          26,978
                                                                       --------          --------       ---------
  Net realized gain (loss)........................................      146,145            73,711          (9,496)
                                                                       --------          --------       ---------

  Change in unrealized appreciation (depreciation) of investments.      126,410           566,275        (380,745)
                                                                       --------          --------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      272,555           639,986        (390,241)
                                                                       --------          --------       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $305,578          $642,576       $(238,726)
                                                                       ========          ========       =========

                                                                                          MULTIMANAGER
                                                                       MULTIMANAGER      LARGE CAP CORE
                                                                   INTERNATIONAL EQUITY*    EQUITY*
                                                                   --------------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................       $ 24,587           $  2,401
  Expenses:
   Asset-based charges............................................             --                 --
                                                                         --------           --------

NET INVESTMENT INCOME (LOSS)......................................         24,587              2,401
                                                                         --------           --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        (31,587)            30,394
   Realized gain distribution from the Portfolios.................             --                 --
                                                                         --------           --------
  Net realized gain (loss)........................................        (31,587)            30,394
                                                                         --------           --------

  Change in unrealized appreciation (depreciation) of investments.        325,156             70,814
                                                                         --------           --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        293,569            101,208
                                                                         --------           --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $318,156           $103,609
                                                                         ========           ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-48

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                     MULTIMANAGER    MULTIMANAGER    MULTIMANAGER
                                                                   LARGE CAP VALUE* MID CAP GROWTH* MID CAP VALUE*
                                                                   ---------------- --------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................     $ 24,837        $     --        $  5,449
  Expenses:
   Asset-based charges............................................           --              --              --
                                                                       --------        --------        --------

NET INVESTMENT INCOME (LOSS)......................................       24,837              --           5,449
                                                                       --------        --------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       28,451          15,800          67,649
   Realized gain distribution from the Portfolios.................           --         240,614              --
                                                                       --------        --------        --------
  Net realized gain (loss)........................................       28,451         256,414          67,649
                                                                       --------        --------        --------

  Change in unrealized appreciation (depreciation) of investments.      380,530          (7,639)        350,445
                                                                       --------        --------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      408,981         248,775         418,094
                                                                       --------        --------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $433,818        $248,775        $423,543
                                                                       ========        ========        ========

                                                                                      MULTIMANAGER
                                                                      MULTIMANAGER     SMALL CAP
                                                                   MULTI-SECTOR BOND*   GROWTH*
                                                                   ------------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................     $ 102,633       $       --
  Expenses:
   Asset-based charges............................................         4,096           42,147
                                                                       ---------       ----------

NET INVESTMENT INCOME (LOSS)......................................        98,537          (42,147)
                                                                       ---------       ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        54,102          536,620
   Realized gain distribution from the Portfolios.................            --               --
                                                                       ---------       ----------
  Net realized gain (loss)........................................        54,102          536,620
                                                                       ---------       ----------

  Change in unrealized appreciation (depreciation) of investments.      (182,861)       4,465,583
                                                                       ---------       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (128,759)       5,002,203
                                                                       ---------       ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $ (30,222)      $4,960,056
                                                                       =========       ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-49

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013



                                                                     MULTIMANAGER   MULTIMANAGER  MUTUAL SHARES   OPPENHEIMER
                                                                   SMALL CAP VALUE* TECHNOLOGY*  SECURITIES FUND GLOBAL FUND/VA
                                                                   ---------------- ------------ --------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................     $  5,085       $     --       $ 4,478        $ 27,284
  Expenses:
   Asset-based charges............................................           --             --            --           8,134
                                                                       --------       --------       -------        --------

NET INVESTMENT INCOME (LOSS)......................................        5,085             --         4,478          19,150
                                                                       --------       --------       -------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       22,983         56,314         2,426         150,028
                                                                       --------       --------       -------        --------
  Net realized gain (loss)........................................       22,983         56,314         2,426         150,028
                                                                       --------       --------       -------        --------

  Change in unrealized appreciation (depreciation) of investments.      269,153        660,116        44,687         375,103
                                                                       --------       --------       -------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      292,136        716,430        47,113         525,131
                                                                       --------       --------       -------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $297,221       $716,430       $51,591        $544,281
                                                                       ========       ========       =======        ========

                                                                           PIMCO
                                                                   COMMODITYREALRETURN(R)
                                                                     STRATEGY PORTFOLIO
                                                                   ----------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................       $  10,020
  Expenses:
   Asset-based charges............................................              --
                                                                         ---------

NET INVESTMENT INCOME (LOSS)......................................          10,020
                                                                         ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         (20,533)
                                                                         ---------
  Net realized gain (loss)........................................         (20,533)
                                                                         ---------

  Change in unrealized appreciation (depreciation) of investments.         (91,454)
                                                                         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        (111,987)
                                                                         ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $(101,967)
                                                                         =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-50

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2013

                                                                    PIMCO GLOBAL                                    T. ROWE PRICE
                                                                   BOND PORTFOLIO    PIMCO REAL      PIMCO TOTAL    EQUITY INCOME
                                                                     (UNHEDGED)   RETURN PORTFOLIO RETURN PORTFOLIO PORTFOLIO-II
                                                                   -------------- ---------------- ---------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $  37,971       $  34,270        $  75,514       $  6,157
  Expenses:
   Asset-based charges............................................      12,479              --               --             --
                                                                     ---------       ---------        ---------       --------

NET INVESTMENT INCOME (LOSS)......................................      25,492          34,270           75,514          6,157
                                                                     ---------       ---------        ---------       --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (3,195)          6,214           (6,623)        16,306
   Realized gain distribution from the Portfolios.................      23,005          16,055           35,962             --
                                                                     ---------       ---------        ---------       --------
  Net realized gain (loss)........................................      19,810          22,269           29,339         16,306
                                                                     ---------       ---------        ---------       --------

  Change in unrealized appreciation (depreciation) of investments.    (383,052)       (231,353)        (177,852)        87,658
                                                                     ---------       ---------        ---------       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (363,242)       (209,084)        (148,513)       103,964
                                                                     ---------       ---------        ---------       --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(337,750)      $(174,814)       $ (72,999)      $110,121
                                                                     =========       =========        =========       ========

                                                                       TEMPLETON
                                                                   DEVELOPING MARKETS
                                                                    SECURITIES FUND
                                                                   ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................     $ 320,502
  Expenses:
   Asset-based charges............................................            --
                                                                       ---------

NET INVESTMENT INCOME (LOSS)......................................       320,502
                                                                       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        15,399
   Realized gain distribution from the Portfolios.................            --
                                                                       ---------
  Net realized gain (loss)........................................        15,399
                                                                       ---------

  Change in unrealized appreciation (depreciation) of investments.      (489,124)
                                                                       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (473,725)
                                                                       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(153,223)
                                                                       =========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-51

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                      TEMPLETON       TEMPLETON    UIF EMERGING VAN ECK VIP
                                                                     GLOBAL BOND       GROWTH      MARKETS DEBT   EMERGING
                                                                   SECURITIES FUND SECURITIES FUND  PORTFOLIO   MARKETS FUND
                                                                   --------------- --------------- ------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................   $  886,838        $ 6,586      $   7,486    $   18,464
                                                                     ----------        -------      ---------    ----------

NET INVESTMENT INCOME (LOSS)......................................      886,838          6,586          7,486        18,464
                                                                     ----------        -------      ---------    ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (15,697)         7,789          4,439       274,461
   Realized gain distribution from the Portfolios.................      228,970             --          2,294            --
                                                                     ----------        -------      ---------    ----------
  Net realized gain (loss)........................................      213,273          7,789          6,733       274,461
                                                                     ----------        -------      ---------    ----------

  Change in unrealized appreciation (depreciation) of investments.     (793,598)        48,641        (31,602)     (140,899)
                                                                     ----------        -------      ---------    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (580,325)        56,430        (24,869)      133,562
                                                                     ----------        -------      ---------    ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $  306,513        $63,016      $ (17,383)   $  152,026
                                                                     ==========        =======      =========    ==========

                                                                                 VAN ECK VIP
                                                                   VAN ECK VIP  UNCONSTRAINED
                                                                   GLOBAL HARD EMERGING MARKETS
                                                                   ASSETS FUND    BOND FUND
                                                                   ----------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios..................................  $  12,748     $   18,179
                                                                    ---------     ----------

NET INVESTMENT INCOME (LOSS)......................................     12,748         18,179
                                                                    ---------     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (38,235)        (1,635)
   Realized gain distribution from the Portfolios.................     40,735            147
                                                                    ---------     ----------
  Net realized gain (loss)........................................      2,500         (1,488)
                                                                    ---------     ----------

  Change in unrealized appreciation (depreciation) of investments.    217,216       (108,887)
                                                                    ---------     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    219,716       (110,375)
                                                                    ---------     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $ 232,464     $  (92,196)
                                                                    =========     ==========

-----------
The accompanying notes are an integral part of these financial statements.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.

                                    FSA-52

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,



                                                                                                    ALL ASSET
                                                                                              AGGRESSIVE-ALT 25*(A)
                                                                                              ---------------------
                                                                                                      2013
                                                                                              ---------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...............................................................        $   706
  Net realized gain (loss) on investments....................................................            344
  Change in unrealized appreciation (depreciation) of investments............................          2,265
                                                                                                     -------

  Net increase (decrease) in net assets from operations......................................          3,315
                                                                                                     -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................         41,187
   Transfers between Variable Investment Options including guaranteed interest account, net..         21,187
   Redemptions for contract benefits and terminations........................................             --
   Contract maintenance charges..............................................................         (7,575)
                                                                                                     -------

  Net increase (decrease) in net assets from contractowners transactions.....................         54,799
                                                                                                     -------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........             --
                                                                                                     -------

INCREASE (DECREASE) IN NET ASSETS............................................................         58,114
NET ASSETS -- BEGINNING OF PERIOD............................................................             --
                                                                                                     -------

NET ASSETS -- END OF PERIOD..................................................................        $58,114
                                                                                                     =======

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................            576
  Redeemed...................................................................................            (40)
                                                                                                     -------
  Net Increase (Decrease)....................................................................            536
                                                                                                     =======

UNIT ACTIVITY CLASS II
  Issued.....................................................................................             --
  Redeemed...................................................................................             --
                                                                                                     -------
  Net Increase (Decrease)....................................................................             --
                                                                                                     =======


                                                                                              ALL ASSET GROWTH-ALT 20*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   460,305  $   536,638
  Net realized gain (loss) on investments....................................................   4,169,934     (822,886)
  Change in unrealized appreciation (depreciation) of investments............................   3,507,829    6,985,156
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   8,138,068    6,698,908
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   6,990,184    7,416,542
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,696,861)  (2,159,711)
   Redemptions for contract benefits and terminations........................................  (3,968,469)  (5,377,634)
   Contract maintenance charges..............................................................  (5,245,235)  (5,532,460)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (3,920,381)  (5,653,263)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   4,217,687    1,045,645
NET ASSETS -- BEGINNING OF PERIOD............................................................  62,595,218   61,549,573
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $66,812,905  $62,595,218
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................     286,169      357,170
  Redeemed...................................................................................    (495,346)    (661,197)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................    (209,177)    (304,027)
                                                                                              ===========  ===========

UNIT ACTIVITY CLASS II
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

                                                                                                  ALL ASSET
                                                                                                  MODERATE
                                                                                              GROWTH-ALT 15*(A)
                                                                                              -----------------
                                                                                                    2013
                                                                                              -----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...............................................................     $  2,184
  Net realized gain (loss) on investments....................................................        1,426
  Change in unrealized appreciation (depreciation) of investments............................        2,044
                                                                                                  --------

  Net increase (decrease) in net assets from operations......................................        5,654
                                                                                                  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................      143,037
   Transfers between Variable Investment Options including guaranteed interest account, net..       40,848
   Redemptions for contract benefits and terminations........................................           --
   Contract maintenance charges..............................................................       (8,081)
                                                                                                  --------

  Net increase (decrease) in net assets from contractowners transactions.....................      175,804
                                                                                                  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........           --
                                                                                                  --------

INCREASE (DECREASE) IN NET ASSETS............................................................      181,458
NET ASSETS -- BEGINNING OF PERIOD............................................................           --
                                                                                                  --------

NET ASSETS -- END OF PERIOD..................................................................     $181,458
                                                                                                  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        1,781
  Redeemed...................................................................................          (52)
                                                                                                  --------
  Net Increase (Decrease)....................................................................        1,729
                                                                                                  ========

UNIT ACTIVITY CLASS II
  Issued.....................................................................................           --
  Redeemed...................................................................................           --
                                                                                                  --------
  Net Increase (Decrease)....................................................................           --
                                                                                                  ========

                                                                                                   AMERICAN
                                                                                                CENTURY VP MID
                                                                                                CAP VALUE FUND
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  5,350  $  4,096
  Net realized gain (loss) on investments....................................................   15,602     8,092
  Change in unrealized appreciation (depreciation) of investments............................   92,480    17,727
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................  113,432    29,915
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  186,067   110,599
   Transfers between Variable Investment Options including guaranteed interest account, net..  126,553    34,854
   Redemptions for contract benefits and terminations........................................   (6,726)     (161)
   Contract maintenance charges..............................................................  (42,606)  (23,904)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................  263,288   121,388
                                                                                              --------  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........       19        41
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  376,739   151,344
NET ASSETS -- BEGINNING OF PERIOD............................................................  287,848   136,504
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $664,587  $287,848
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       --        --
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========

UNIT ACTIVITY CLASS II
  Issued.....................................................................................    2,376     1,321
  Redeemed...................................................................................     (556)     (271)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................    1,820     1,050
                                                                                              ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-53

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                AMERICAN FUNDS
                                                                                              INSURANCE SERIES(R)
                                                                                                 GLOBAL SMALL
                                                                                                CAPITALIZATION
                                                                                                  FUND/SM/(A)
                                                                                              -------------------
                                                                                                     2013
                                                                                              -------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...............................................................       $    --
  Net realized gain (loss) on investments....................................................           694
  Change in unrealized appreciation (depreciation) of investments............................         1,338
                                                                                                    -------

  Net increase (decrease) in net assets from operations......................................         2,032
                                                                                                    -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................        15,824
   Transfers between Variable Investment Options including guaranteed interest account, net..         7,976
   Redemptions for contract benefits and terminations........................................            --
   Contract maintenance charges..............................................................        (1,064)
                                                                                                    -------

  Net increase (decrease) in net assets from contractowners transactions.....................        22,736
                                                                                                    -------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........            --
                                                                                                    -------

INCREASE (DECREASE) IN NET ASSETS............................................................        24,768
NET ASSETS -- BEGINNING OF PERIOD............................................................            --
                                                                                                    -------

NET ASSETS -- END OF PERIOD..................................................................       $24,768
                                                                                                    =======

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Redeemed...................................................................................            --
                                                                                                    -------
  Net Increase (Decrease)....................................................................            --
                                                                                                    =======

UNIT ACTIVITY CLASS B
  Issued.....................................................................................            --
  Redeemed...................................................................................            --
                                                                                                    -------
  Net Increase (Decrease)....................................................................            --
                                                                                                    =======

UNIT ACTIVITY CLASS 4
   Issued....................................................................................           277
   Redeemed..................................................................................           (57)
                                                                                                    -------
   Net Increase (Decrease)...................................................................           220
                                                                                                    =======

                                                                                               AMERICAN FUNDS
                                                                                                 INSURANCE
                                                                                               SERIES(R) NEW
                                                                                              WORLD FUND(R)(A)
                                                                                              ----------------
                                                                                                    2013
                                                                                              ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...............................................................     $   243
  Net realized gain (loss) on investments....................................................          82
  Change in unrealized appreciation (depreciation) of investments............................         491
                                                                                                  -------

  Net increase (decrease) in net assets from operations......................................         816
                                                                                                  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................      10,486
   Transfers between Variable Investment Options including guaranteed interest account, net..      13,104
   Redemptions for contract benefits and terminations........................................          --
   Contract maintenance charges..............................................................      (1,780)
                                                                                                  -------

  Net increase (decrease) in net assets from contractowners transactions.....................      21,810
                                                                                                  -------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........          --
                                                                                                  -------

INCREASE (DECREASE) IN NET ASSETS............................................................      22,626
NET ASSETS -- BEGINNING OF PERIOD............................................................          --
                                                                                                  -------

NET ASSETS -- END OF PERIOD..................................................................     $22,626
                                                                                                  =======

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Redeemed...................................................................................          --
                                                                                                  -------
  Net Increase (Decrease)....................................................................          --
                                                                                                  =======

UNIT ACTIVITY CLASS B
  Issued.....................................................................................          --
  Redeemed...................................................................................          --
                                                                                                  -------
  Net Increase (Decrease)....................................................................          --
                                                                                                  =======

UNIT ACTIVITY CLASS 4
   Issued....................................................................................         227
   Redeemed..................................................................................         (15)
                                                                                                  -------
   Net Increase (Decrease)...................................................................         212
                                                                                                  =======



                                                                                                   AXA AGGRESSIVE
                                                                                                     ALLOCATION*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   613,797  $   172,312
  Net realized gain (loss) on investments....................................................     557,850     (195,981)
  Change in unrealized appreciation (depreciation) of investments............................   4,421,879    2,542,735
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   5,593,526    2,519,066
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   3,594,952    3,903,549
   Transfers between Variable Investment Options including guaranteed interest account, net..    (424,656)    (296,825)
   Redemptions for contract benefits and terminations........................................    (572,568)    (594,802)
   Contract maintenance charges..............................................................  (2,120,226)  (2,035,687)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................     477,502      976,235
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   6,071,028    3,495,301
NET ASSETS -- BEGINNING OF PERIOD............................................................  20,936,518   17,441,217
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $27,007,546  $20,936,518
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Redeemed...................................................................................         (15)          (1)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         (15)          (1)
                                                                                              ===========  ===========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................      23,862       40,411
  Redeemed...................................................................................     (15,605)     (22,906)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................       8,257       17,505
                                                                                              ===========  ===========

UNIT ACTIVITY CLASS 4
   Issued....................................................................................          --           --
   Redeemed..................................................................................          --           --
                                                                                              -----------  -----------
   Net Increase (Decrease)...................................................................          --           --
                                                                                              ===========  ===========



                                                                                                    AXA BALANCED
                                                                                                      STRATEGY*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   277,084  $    67,885
  Net realized gain (loss) on investments....................................................     108,955       69,543
  Change in unrealized appreciation (depreciation) of investments............................   1,157,621      452,955
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   1,543,660      590,383
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   6,412,148    5,101,185
   Transfers between Variable Investment Options including guaranteed interest account, net..     (22,720)    (767,017)
   Redemptions for contract benefits and terminations........................................    (100,509)      (9,736)
   Contract maintenance charges..............................................................  (1,797,801)  (1,260,777)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................   4,491,118    3,063,655
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........          (1)          --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   6,034,777    3,654,038
NET ASSETS -- BEGINNING OF PERIOD............................................................   9,327,718    5,673,680
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $15,362,495  $ 9,327,718
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................      39,107       37,226
  Redeemed...................................................................................      (3,802)     (10,501)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................      35,305       26,725
                                                                                              ===========  ===========

UNIT ACTIVITY CLASS 4
   Issued....................................................................................          --           --
   Redeemed..................................................................................          --           --
                                                                                              -----------  -----------
   Net Increase (Decrease)...................................................................          --           --
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-54

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 AXA CONSERVATIVE
                                                                                                    ALLOCATION*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   30,441  $   23,251
  Net realized gain (loss) on investments....................................................     96,596      46,508
  Change in unrealized appreciation (depreciation) of investments............................     12,184      61,607
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    139,221     131,366
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    650,906     616,526
   Transfers between Variable Investment Options including guaranteed interest account, net..     80,753     (61,846)
   Redemptions for contract benefits and terminations........................................    (87,724)    (68,652)
   Contract maintenance charges..............................................................   (370,497)   (355,540)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    273,438     130,488
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    412,659     261,854
NET ASSETS -- BEGINNING OF PERIOD............................................................  3,146,762   2,884,908
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $3,559,421  $3,146,762
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................        (19)         (1)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................        (19)         (1)
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................     14,929      23,580
  Redeemed...................................................................................    (11,454)    (27,998)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      3,475      (4,418)
                                                                                              ==========  ==========

                                                                                                 AXA CONSERVATIVE
                                                                                                 GROWTH STRATEGY*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   63,694  $   20,813
  Net realized gain (loss) on investments....................................................     38,026       3,715
  Change in unrealized appreciation (depreciation) of investments............................    247,288     123,990
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    349,008     148,518
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,536,017   1,114,051
   Transfers between Variable Investment Options including guaranteed interest account, net..    (75,201)    154,681
   Redemptions for contract benefits and terminations........................................    (14,169)     (6,260)
   Contract maintenance charges..............................................................   (465,111)   (355,981)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    981,536     906,491
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,330,544   1,055,009
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,726,600   1,671,591
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $4,057,144  $2,726,600
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................     10,434       9,857
  Redeemed...................................................................................     (2,368)     (1,877)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      8,066       7,980
                                                                                              ==========  ==========

                                                                                               AXA CONSERVATIVE-PLUS
                                                                                                    ALLOCATION*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   91,762  $   47,330
  Net realized gain (loss) on investments....................................................    244,396      64,084
  Change in unrealized appreciation (depreciation) of investments............................    339,117     323,496
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    675,275     434,910
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,082,360     969,570
   Transfers between Variable Investment Options including guaranteed interest account, net..    (41,796)    488,582
   Redemptions for contract benefits and terminations........................................   (483,684)   (221,575)
   Contract maintenance charges..............................................................   (734,027)   (676,012)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (177,147)    560,565
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    498,128     995,475
NET ASSETS -- BEGINNING OF PERIOD............................................................  6,706,241   5,710,766
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $7,204,369  $6,706,241
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................      9,697          --
  Redeemed...................................................................................       (199)         (6)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      9,498          (6)
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................     21,763      42,258
  Redeemed...................................................................................    (56,218)    (31,183)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................    (34,455)     11,075
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-55

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 AXA CONSERVATIVE
                                                                                                     STRATEGY*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   17,751  $   11,957
  Net realized gain (loss) on investments....................................................     11,994        (872)
  Change in unrealized appreciation (depreciation) of investments............................     41,188      37,076
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................     70,933      48,161
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    482,622     631,437
   Transfers between Variable Investment Options including guaranteed interest account, net..   (144,891)    134,665
   Redemptions for contract benefits and terminations........................................    (13,386)     (8,554)
   Contract maintenance charges..............................................................   (188,501)   (156,083)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    135,844     601,465
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    206,777     649,626
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,510,181     860,555
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,716,958  $1,510,181
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      3,157       6,073
  Redeemed...................................................................................     (1,973)       (704)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      1,184       5,369
                                                                                              ==========  ==========

                                                                                                     AXA GROWTH
                                                                                                      STRATEGY*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   372,378  $    69,540
  Net realized gain (loss) on investments....................................................      92,641        3,456
  Change in unrealized appreciation (depreciation) of investments............................   1,854,922      692,109
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   2,319,941      765,105
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   5,197,716    4,654,612
   Transfers between Variable Investment Options including guaranteed interest account, net..     101,092     (119,726)
   Redemptions for contract benefits and terminations........................................     (40,207)     (46,155)
   Contract maintenance charges..............................................................  (1,527,857)  (1,154,903)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................   3,730,744    3,333,828
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   6,050,685    4,098,933
NET ASSETS -- BEGINNING OF PERIOD............................................................   9,864,909    5,765,976
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $15,915,594  $ 9,864,909
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      28,704       29,848
  Redeemed...................................................................................        (935)      (1,450)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................      27,769       28,398
                                                                                              ===========  ===========

                                                                                                    AXA MODERATE
                                                                                                     ALLOCATION*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   584,451  $   243,050
  Net realized gain (loss) on investments....................................................     971,078       29,002
  Change in unrealized appreciation (depreciation) of investments............................   2,839,107    2,345,036
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   4,394,636    2,617,088
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   6,039,953    6,363,006
   Transfers between Variable Investment Options including guaranteed interest account, net..    (201,292)    (928,802)
   Redemptions for contract benefits and terminations........................................  (1,277,583)    (619,587)
   Contract maintenance charges..............................................................  (3,748,308)  (3,683,462)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................     812,770    1,131,155
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   5,207,406    3,748,243
NET ASSETS -- BEGINNING OF PERIOD............................................................  33,384,003   29,635,760
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $38,591,409  $33,384,003
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         113           --
  Redeemed...................................................................................         (39)         (39)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          74          (39)
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................     102,083       96,787
  Redeemed...................................................................................    (144,311)    (106,595)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................     (42,228)      (9,808)
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-56

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    AXA MODERATE
                                                                                                  GROWTH STRATEGY*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   804,000  $   168,784
  Net realized gain (loss) on investments....................................................     444,307       87,928
  Change in unrealized appreciation (depreciation) of investments............................   3,672,360    1,546,380
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   4,920,667    1,803,092
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  14,337,424   11,774,125
   Transfers between Variable Investment Options including guaranteed interest account, net..    (452,432)  (1,335,566)
   Redemptions for contract benefits and terminations........................................    (261,816)    (132,410)
   Contract maintenance charges..............................................................  (3,978,264)  (2,967,509)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................   9,644,912    7,338,640
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  14,565,579    9,141,732
NET ASSETS -- BEGINNING OF PERIOD............................................................  24,929,084   15,787,352
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $39,494,663  $24,929,084
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      86,187       71,516
  Redeemed...................................................................................     (12,415)      (8,343)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................      73,772       63,173
                                                                                              ===========  ===========

                                                                                                  AXA MODERATE-PLUS
                                                                                                     ALLOCATION*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ 1,638,961  $   515,318
  Net realized gain (loss) on investments....................................................   2,337,437      394,071
  Change in unrealized appreciation (depreciation) of investments............................   9,616,441    5,950,057
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................  13,592,839    6,859,446
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  11,529,325   12,268,856
   Transfers between Variable Investment Options including guaranteed interest account, net..    (532,230)  (1,437,879)
   Redemptions for contract benefits and terminations........................................  (1,615,848)  (1,656,910)
   Contract maintenance charges..............................................................  (7,443,852)  (7,047,043)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................   1,937,395    2,127,024
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  15,530,234    8,986,470
NET ASSETS -- BEGINNING OF PERIOD............................................................  67,940,250   58,953,780
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $83,470,484  $67,940,250
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         469          501
  Redeemed...................................................................................        (390)        (398)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          79          103
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      91,004       80,231
  Redeemed...................................................................................     (63,056)    (134,643)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................      27,948      (54,412)
                                                                                              ===========  ===========

                                                                                                 AXA TACTICAL
                                                                                                 MANAGER 400*
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    415  $    227
  Net realized gain (loss) on investments....................................................   19,183       664
  Change in unrealized appreciation (depreciation) of investments............................   34,018    11,873
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................   53,616    12,764
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  165,406    39,312
   Transfers between Variable Investment Options including guaranteed interest account, net..   10,680     7,568
   Redemptions for contract benefits and terminations........................................       --        --
   Contract maintenance charges..............................................................  (21,744)  (12,002)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................  154,342    34,878
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  207,958    47,642
NET ASSETS -- BEGINNING OF PERIOD............................................................  111,736    64,094
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $319,694  $111,736
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................       --        --
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................    1,534       398
  Redeemed...................................................................................     (388)      (73)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................    1,146       325
                                                                                              ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-57

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                 AXA TACTICAL
                                                                                                 MANAGER 500*
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  1,519  $    902
  Net realized gain (loss) on investments....................................................   38,995     2,395
  Change in unrealized appreciation (depreciation) of investments............................   24,950     7,492
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................   65,464    10,789
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  147,516    69,623
   Transfers between Variable Investment Options including guaranteed interest account, net..   38,347    44,841
   Redemptions for contract benefits and terminations........................................      (12)       --
   Contract maintenance charges..............................................................  (26,186)  (15,417)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................  159,665    99,047
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  225,129   109,836
NET ASSETS -- BEGINNING OF PERIOD............................................................  159,705    49,869
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $384,834  $159,705
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................    1,732     1,038
  Redeemed...................................................................................     (565)     (146)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................    1,167       892
                                                                                              ========  ========

                                                                                                 AXA TACTICAL
                                                                                                 MANAGER 2000*
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    262  $    352
  Net realized gain (loss) on investments....................................................   26,720     1,146
  Change in unrealized appreciation (depreciation) of investments............................   29,143     9,513
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................   56,125    11,011
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   95,289    49,523
   Transfers between Variable Investment Options including guaranteed interest account, net..   16,321    20,410
   Redemptions for contract benefits and terminations........................................       (3)       --
   Contract maintenance charges..............................................................  (21,157)  (11,059)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................   90,450    58,874
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  146,575    69,885
NET ASSETS -- BEGINNING OF PERIOD............................................................  119,604    49,719
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $266,179  $119,604
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      888       616
  Redeemed...................................................................................     (209)      (47)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................      679       569
                                                                                              ========  ========

                                                                                                 AXA TACTICAL
                                                                                                    MANAGER
                                                                                                INTERNATIONAL*
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $     --  $    831
  Net realized gain (loss) on investments....................................................   17,514    (1,021)
  Change in unrealized appreciation (depreciation) of investments............................   17,785    18,512
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................   35,299    18,322
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   60,990    51,431
   Transfers between Variable Investment Options including guaranteed interest account, net..      332     6,851
   Redemptions for contract benefits and terminations........................................       --        --
   Contract maintenance charges..............................................................  (17,937)  (13,058)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................   43,385    45,224
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................   78,684    63,546
NET ASSETS -- BEGINNING OF PERIOD............................................................  144,380    80,834
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $223,064  $144,380
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      456       567
  Redeemed...................................................................................      (69)      (80)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................      387       487
                                                                                              ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-58

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 DREYFUS STOCK INDEX
                                                                                                     FUND, INC.
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   602,803  $   556,566
  Net realized gain (loss) on investments....................................................   3,201,620      543,925
  Change in unrealized appreciation (depreciation) of investments............................   6,349,561    2,655,309
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................  10,153,984    3,755,800
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,399,630    2,990,098
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,842,129)  10,944,129
   Redemptions for contract benefits and terminations........................................  (6,235,329)  (1,461,174)
   Contract maintenance charges..............................................................  (1,561,488)  (1,600,615)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (8,239,316)  10,872,438
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........          --       26,200
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,914,668   14,654,438
NET ASSETS -- BEGINNING OF PERIOD............................................................  35,815,370   21,160,932
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $37,730,038  $35,815,370
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY INITIAL SHARES
  Issued.....................................................................................     154,729      842,151
  Redeemed...................................................................................    (550,787)    (301,801)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................    (396,058)     540,350
                                                                                              ===========  ===========

                                                                                               EQ/ALLIANCEBERNSTEIN
                                                                                                 SMALL CAP GROWTH*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $     (756) $    3,735
  Net realized gain (loss) on investments....................................................    427,724     193,765
  Change in unrealized appreciation (depreciation) of investments............................    604,639     136,586
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................  1,031,607     334,086
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    588,162     485,575
   Transfers between Variable Investment Options including guaranteed interest account, net..   (139,094)     27,744
   Redemptions for contract benefits and terminations........................................    (86,398)    (21,561)
   Contract maintenance charges..............................................................   (245,593)   (216,226)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    117,077     275,532
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........          4          (1)
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,148,688     609,617
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,667,269   2,057,652
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $3,815,957  $2,667,269
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................      3,649       9,282
  Redeemed...................................................................................     (9,151)     (5,413)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     (5,502)      3,869
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      1,417       1,580
  Redeemed...................................................................................       (615)       (627)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................        802         953
                                                                                              ==========  ==========
UNIT ACTIVITY INITIAL SHARES
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

                                                                                                EQ/BLACKROCK BASIC
                                                                                                   VALUE EQUITY*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  104,622  $   73,596
  Net realized gain (loss) on investments....................................................     97,336      (3,341)
  Change in unrealized appreciation (depreciation) of investments............................  1,763,173     471,935
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................  1,965,131     542,190
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,489,513   1,207,106
   Transfers between Variable Investment Options including guaranteed interest account, net..   (242,892)     26,160
   Redemptions for contract benefits and terminations........................................   (171,746)    (61,346)
   Contract maintenance charges..............................................................   (507,323)   (422,379)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    567,552     749,541
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........          2           3
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  2,532,685   1,291,734
NET ASSETS -- BEGINNING OF PERIOD............................................................  5,040,161   3,748,427
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $7,572,846  $5,040,161
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      8,121       9,513
  Redeemed...................................................................................    (11,337)     (6,489)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     (3,216)      3,024
                                                                                              ==========  ==========
UNIT ACTIVITY INITIAL SHARES
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-59

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 EQ/BOSTON ADVISORS
                                                                                                   EQUITY INCOME*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   298,377  $   261,060
  Net realized gain (loss) on investments....................................................   2,066,278     (492,548)
  Change in unrealized appreciation (depreciation) of investments............................   2,223,169    2,793,302
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   4,587,824    2,561,814
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,056,665    1,021,015
   Transfers between Variable Investment Options including guaranteed interest account, net..    (429,974)  (1,739,639)
   Redemptions for contract benefits and terminations........................................  (2,261,613)    (635,224)
   Contract maintenance charges..............................................................    (866,015)  (1,018,814)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (2,500,937)  (2,372,662)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........        (885)          --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   2,086,002      189,152
NET ASSETS -- BEGINNING OF PERIOD............................................................  15,818,729   15,629,577
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $17,904,731  $15,818,729
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................      14,640        1,689
  Redeemed...................................................................................     (98,144)    (112,331)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................     (83,504)    (110,642)
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      49,347       64,468
  Redeemed...................................................................................     (88,940)     (99,043)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................     (39,593)     (34,575)
                                                                                              ===========  ===========

                                                                                                EQ/CALVERT SOCIALLY
                                                                                                   RESPONSIBLE*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    5,871  $    8,759
  Net realized gain (loss) on investments....................................................    160,291      (3,906)
  Change in unrealized appreciation (depreciation) of investments............................    298,483     210,607
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    464,645     215,460
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    152,950     181,398
   Transfers between Variable Investment Options including guaranteed interest account, net..   (120,624)    (46,089)
   Redemptions for contract benefits and terminations........................................   (102,777)   (125,022)
   Contract maintenance charges..............................................................   (104,758)   (109,914)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (175,209)    (99,627)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         (5)         --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    289,431     115,833
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,456,363   1,340,530
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,745,794  $1,456,363
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................     12,486      24,210
  Redeemed...................................................................................    (32,306)    (39,428)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................    (19,820)    (15,218)
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      2,094       3,713
  Redeemed...................................................................................     (2,247)     (2,902)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................       (153)        811
                                                                                              ==========  ==========

                                                                                                EQ/CAPITAL GUARDIAN
                                                                                                     RESEARCH*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   52,795  $   21,711
  Net realized gain (loss) on investments....................................................    401,099      15,528
  Change in unrealized appreciation (depreciation) of investments............................    891,487     611,209
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................  1,345,381     648,448
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    445,845     419,794
   Transfers between Variable Investment Options including guaranteed interest account, net..    (76,521)    (70,353)
   Redemptions for contract benefits and terminations........................................   (311,071)   (127,022)
   Contract maintenance charges..............................................................   (290,974)   (270,847)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (232,721)    (48,428)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........        741        (239)
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,113,401     599,781
NET ASSETS -- BEGINNING OF PERIOD............................................................  4,438,506   3,838,725
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $5,551,907  $4,438,506
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................     31,771      38,705
  Redeemed...................................................................................    (57,064)    (53,240)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................    (25,293)    (14,535)
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        927         879
  Redeemed...................................................................................       (177)       (193)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................        750         686
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-60

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                     EQ/COMMON
                                                                                                   STOCK INDEX*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  107,749  $   86,791
  Net realized gain (loss) on investments....................................................     39,758     (36,967)
  Change in unrealized appreciation (depreciation) of investments............................  1,870,855     657,631
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................  2,018,362     707,455
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  2,020,150   1,351,517
   Transfers between Variable Investment Options including guaranteed interest account, net..    331,216    (254,165)
   Redemptions for contract benefits and terminations........................................   (205,519)    (53,227)
   Contract maintenance charges..............................................................   (658,722)   (535,393)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................  1,487,125     508,732
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  3,505,487   1,216,187
NET ASSETS -- BEGINNING OF PERIOD............................................................  5,604,616   4,388,429
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $9,110,103  $5,604,616
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................        725         328
  Redeemed...................................................................................       (932)       (294)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................       (207)         34
                                                                                              ----------  ----------
UNIT ACTIVITY CLASS B
  Issued.....................................................................................     13,055       7,308
  Redeemed...................................................................................     (1,716)     (2,589)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     11,339       4,719
                                                                                              ==========  ==========

                                                                                                       EQ/CORE
                                                                                                     BOND INDEX*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   249,560  $   439,892
  Net realized gain (loss) on investments....................................................     449,653       19,352
  Change in unrealized appreciation (depreciation) of investments............................  (1,216,786)     572,029
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................    (517,573)   1,031,273
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,237,752    2,323,806
   Transfers between Variable Investment Options including guaranteed interest account, net..  (2,994,284)    (277,379)
   Redemptions for contract benefits and terminations........................................  (4,807,184)  (1,107,557)
   Contract maintenance charges..............................................................  (1,711,795)  (2,255,302)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (7,275,511)  (1,316,432)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (7,793,084)    (285,159)
NET ASSETS -- BEGINNING OF PERIOD............................................................  35,230,955   35,516,114
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $27,437,871  $35,230,955
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................     197,228      201,806
  Redeemed...................................................................................    (700,041)    (318,517)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................    (502,813)    (116,711)
                                                                                              -----------  -----------
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       3,813        3,028
  Redeemed...................................................................................      (1,308)        (896)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................       2,505        2,132
                                                                                              ===========  ===========

                                                                                                     EQ/EQUITY
                                                                                                     500 INDEX*
                                                                                              -----------------------
                                                                                                  2013        2012
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   155,660  $  107,927
  Net realized gain (loss) on investments....................................................      70,688       4,585
  Change in unrealized appreciation (depreciation) of investments............................   2,264,370     640,013
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from operations......................................   2,490,718     752,525
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,773,790   1,709,234
   Transfers between Variable Investment Options including guaranteed interest account, net..   1,001,972     123,811
   Redemptions for contract benefits and terminations........................................    (160,655)    (32,466)
   Contract maintenance charges..............................................................    (829,304)   (608,345)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   2,785,803   1,192,234
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........           8           2
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   5,276,529   1,944,761
NET ASSETS -- BEGINNING OF PERIOD............................................................   6,490,050   4,545,289
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $11,766,579  $6,490,050
                                                                                              ===========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --          --
  Redeemed...................................................................................          --          --
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................          --          --
                                                                                              -----------  ----------
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      22,788      12,642
  Redeemed...................................................................................      (2,787)     (2,445)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................      20,001      10,197
                                                                                              ===========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-61

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                               EQ/EQUITY GROWTH PLUS*
                                                                                              -----------------------
                                                                                                  2013        2012
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    16,097  $   27,824
  Net realized gain (loss) on investments....................................................     294,023    (186,978)
  Change in unrealized appreciation (depreciation) of investments............................   2,629,185   1,421,883
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from operations......................................   2,939,305   1,262,729
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,213,693   1,269,658
   Transfers between Variable Investment Options including guaranteed interest account, net..    (641,598)   (445,850)
   Redemptions for contract benefits and terminations........................................    (687,110)   (842,832)
   Contract maintenance charges..............................................................    (850,569)   (895,172)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    (965,584)   (914,196)
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,973,721     348,533
NET ASSETS -- BEGINNING OF PERIOD............................................................   9,613,353   9,264,820
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $11,587,074  $9,613,353
                                                                                              ===========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      58,817      83,240
  Redeemed...................................................................................    (113,536)   (163,435)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................     (54,719)    (80,195)
                                                                                              ===========  ==========

                                                                                                EQ/GAMCO MERGERS
                                                                                                AND ACQUISITIONS*
                                                                                              --------------------
                                                                                                 2013       2012
                                                                                              ----------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    4,702  $     --
  Net realized gain (loss) on investments....................................................     66,799    22,918
  Change in unrealized appreciation (depreciation) of investments............................     38,916    22,533
                                                                                              ----------  --------

  Net increase (decrease) in net assets from operations......................................    110,417    45,451
                                                                                              ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    220,588   217,027
   Transfers between Variable Investment Options including guaranteed interest account, net..    (26,662)   (9,474)
   Redemptions for contract benefits and terminations........................................     (9,142)   (4,243)
   Contract maintenance charges..............................................................    (91,860)  (88,687)
                                                                                              ----------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................     92,924   114,623
                                                                                              ----------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................    203,341   160,074
NET ASSETS -- BEGINNING OF PERIOD............................................................    966,238   806,164
                                                                                              ----------  --------

NET ASSETS -- END OF PERIOD.................................................................. $1,169,579  $966,238
                                                                                              ==========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      1,312     1,158
  Redeemed...................................................................................       (706)     (343)
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................        606       815
                                                                                              ==========  ========

                                                                                                   EQ/GAMCO SMALL
                                                                                                   COMPANY VALUE*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (170,453) $   546,273
  Net realized gain (loss) on investments....................................................   9,457,644    5,179,950
  Change in unrealized appreciation (depreciation) of investments............................  18,610,127    5,663,246
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................  27,897,318   11,389,469
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   6,399,073    6,223,730
   Transfers between Variable Investment Options including guaranteed interest account, net..  (2,586,573)    (825,969)
   Redemptions for contract benefits and terminations........................................  (5,961,317)  (4,626,157)
   Contract maintenance charges..............................................................  (4,537,351)  (4,492,972)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (6,686,168)  (3,721,368)
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  21,211,150    7,668,101
NET ASSETS -- BEGINNING OF PERIOD............................................................  75,343,499   67,675,398
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $96,554,649  $75,343,499
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      97,755      179,742
  Redeemed...................................................................................    (228,024)    (278,510)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................    (130,269)     (98,768)
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-62

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                               EQ/GLOBAL BOND PLUS*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $      204  $   20,264
  Net realized gain (loss) on investments....................................................     50,001      52,748
  Change in unrealized appreciation (depreciation) of investments............................    (87,540)    (23,563)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    (37,335)     49,449
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    340,982     322,149
   Transfers between Variable Investment Options including guaranteed interest account, net..      9,164     (38,682)
   Redemptions for contract benefits and terminations........................................    (30,690)    (32,584)
   Contract maintenance charges..............................................................   (149,951)   (145,173)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    169,505     105,710
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........          3           1
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    132,173     155,160
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,429,450   1,274,290
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,561,623  $1,429,450
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      1,978       1,534
  Redeemed...................................................................................       (731)       (754)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      1,247         780
                                                                                              ==========  ==========

                                                                                              EQ/GLOBAL MULTI-SECTOR
                                                                                                      EQUITY*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   58,225  $   84,866
  Net realized gain (loss) on investments....................................................   (118,630)   (155,265)
  Change in unrealized appreciation (depreciation) of investments............................  1,386,523     967,429
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................  1,326,118     897,030
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,243,493   1,171,657
   Transfers between Variable Investment Options including guaranteed interest account, net..   (205,402)    (83,588)
   Redemptions for contract benefits and terminations........................................   (129,534)   (206,485)
   Contract maintenance charges..............................................................   (611,830)   (588,787)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    296,727     292,797
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,622,845   1,189,827
NET ASSETS -- BEGINNING OF PERIOD............................................................  6,384,135   5,194,308
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $8,006,980  $6,384,135
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................      3,915       3,912
  Redeemed...................................................................................     (2,288)     (9,726)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      1,627      (5,814)
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      2,496       2,645
  Redeemed...................................................................................     (1,500)       (489)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................        996       2,156
                                                                                              ==========  ==========

                                                                                                   EQ/INTERMEDIATE
                                                                                                  GOVERNMENT BOND*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $     5,320  $     9,584
  Net realized gain (loss) on investments....................................................      87,737      149,286
  Change in unrealized appreciation (depreciation) of investments............................    (354,091)     (34,413)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................    (261,034)     124,457
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     940,860      956,154
   Transfers between Variable Investment Options including guaranteed interest account, net..    (351,996)    (188,905)
   Redemptions for contract benefits and terminations........................................    (513,364)    (627,133)
   Contract maintenance charges..............................................................  (1,292,490)  (1,334,832)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (1,216,990)  (1,194,716)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  (1,478,024)  (1,070,259)
NET ASSETS -- BEGINNING OF PERIOD............................................................  15,056,048   16,126,307
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $13,578,024  $15,056,048
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................      50,090       55,273
  Redeemed...................................................................................    (125,252)    (131,473)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................     (75,162)     (76,200)
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       1,636        1,615
  Redeemed...................................................................................      (1,268)        (693)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         368          922
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-63

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                               EQ/INTERNATIONAL CORE
                                                                                                       PLUS*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   11,883  $   16,282
  Net realized gain (loss) on investments....................................................     39,612      13,963
  Change in unrealized appreciation (depreciation) of investments............................    158,652     121,143
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    210,147     151,388
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    325,716     291,803
   Transfers between Variable Investment Options including guaranteed interest account, net..    (94,972)     17,728
   Redemptions for contract benefits and terminations........................................    (10,272)     (6,296)
   Contract maintenance charges..............................................................   (116,277)   (113,059)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    104,195     190,176
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    314,342     341,564
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,167,650     826,086
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,481,992  $1,167,650
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      1,945       1,996
  Redeemed...................................................................................     (1,254)       (466)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................        691       1,530
                                                                                              ==========  ==========

                                                                                                 EQ/INTERNATIONAL
                                                                                                   EQUITY INDEX*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  105,610  $  112,215
  Net realized gain (loss) on investments....................................................   (155,459)    (79,976)
  Change in unrealized appreciation (depreciation) of investments............................    958,646     498,705
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    908,797     530,944
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    901,540     806,660
   Transfers between Variable Investment Options including guaranteed interest account, net..  2,270,253      11,888
   Redemptions for contract benefits and terminations........................................   (109,831)    (44,395)
   Contract maintenance charges..............................................................   (359,404)   (322,477)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................  2,702,558     451,676
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  3,611,355     982,620
NET ASSETS -- BEGINNING OF PERIOD............................................................  3,914,278   2,931,658
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $7,525,633  $3,914,278
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................    174,371           1
  Redeemed...................................................................................     (3,230)     (2,511)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................    171,141      (2,510)
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      5,220       5,436
  Redeemed...................................................................................     (2,329)       (798)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      2,891       4,638
                                                                                              ==========  ==========

                                                                                                  EQ/INTERNATIONAL
                                                                                                    VALUE PLUS*
                                                                                              -----------------------
                                                                                                 2013         2012
                                                                                              ----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   47,524  $    66,355
  Net realized gain (loss) on investments....................................................   (121,572)  (1,139,919)
  Change in unrealized appreciation (depreciation) of investments............................    813,013    1,687,429
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from operations......................................    738,965      613,865
                                                                                              ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    462,171      475,911
   Transfers between Variable Investment Options including guaranteed interest account, net..     92,141   (1,602,044)
   Redemptions for contract benefits and terminations........................................   (387,596)     (47,943)
   Contract maintenance charges..............................................................   (271,362)    (301,803)
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (104,646)  (1,475,879)
                                                                                              ----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    634,319     (862,014)
NET ASSETS -- BEGINNING OF PERIOD............................................................  3,837,545    4,699,559
                                                                                              ----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $4,471,864  $ 3,837,545
                                                                                              ==========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................        578          723
  Redeemed...................................................................................    (21,615)    (124,437)
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................    (21,037)    (123,714)
                                                                                              ==========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      2,916        2,271
  Redeemed...................................................................................     (1,307)        (681)
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................      1,609        1,590
                                                                                              ==========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-64

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   EQ/INVESCO
                                                                                                    COMSTOCK*
                                                                                              --------------------
                                                                                                 2013       2012
                                                                                              ----------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   58,488  $ 10,742
  Net realized gain (loss) on investments....................................................     61,907     2,461
  Change in unrealized appreciation (depreciation) of investments............................    241,313   116,543
                                                                                              ----------  --------

  Net increase (decrease) in net assets from operations......................................    361,708   129,746
                                                                                              ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    214,873   124,823
   Transfers between Variable Investment Options including guaranteed interest account, net..    230,710    32,354
   Redemptions for contract benefits and terminations........................................     (6,419)   (6,798)
   Contract maintenance charges..............................................................    (95,414)  (62,129)
                                                                                              ----------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................    343,750    88,250
                                                                                              ----------  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........          4        --
                                                                                              ----------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................    705,462   217,996
NET ASSETS -- BEGINNING OF PERIOD............................................................    875,665   657,669
                                                                                              ----------  --------

NET ASSETS -- END OF PERIOD.................................................................. $1,581,127  $875,665
                                                                                              ==========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --        --
  Redeemed...................................................................................         --        --
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................         --        --
                                                                                              ==========  ========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      3,202     1,126
  Redeemed...................................................................................       (909)     (374)
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................      2,293       752
                                                                                              ==========  ========

                                                                                               EQ/JPMORGAN VALUE
                                                                                                OPPORTUNITIES*
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $ 17,076  $  5,759
  Net realized gain (loss) on investments....................................................   25,104    24,423
  Change in unrealized appreciation (depreciation) of investments............................  187,373    48,893
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................  229,553    79,075
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  188,143   138,770
   Transfers between Variable Investment Options including guaranteed interest account, net..    8,081   (32,846)
   Redemptions for contract benefits and terminations........................................  (50,983)   (6,289)
   Contract maintenance charges..............................................................  (65,881)  (55,713)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................   79,360    43,922
                                                                                              --------  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........       --        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  308,913   122,997
NET ASSETS -- BEGINNING OF PERIOD............................................................  614,513   491,516
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $923,426  $614,513
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................      417     1,808
  Redeemed...................................................................................   (3,708)      (15)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................   (3,291)    1,793
                                                                                              ========  ========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      698       609
  Redeemed...................................................................................     (162)     (453)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................      536       156
                                                                                              ========  ========

                                                                                                EQ/LARGE CAP CORE
                                                                                                      PLUS*
                                                                                              --------------------
                                                                                                 2013       2012
                                                                                              ----------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    7,296  $  5,471
  Net realized gain (loss) on investments....................................................     69,138    41,307
  Change in unrealized appreciation (depreciation) of investments............................    261,581    12,144
                                                                                              ----------  --------

  Net increase (decrease) in net assets from operations......................................    338,015    58,922
                                                                                              ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     57,109    54,969
   Transfers between Variable Investment Options including guaranteed interest account, net..    794,038    71,864
   Redemptions for contract benefits and terminations........................................     (1,948)       (3)
   Contract maintenance charges..............................................................    (56,013)  (24,186)
                                                                                              ----------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................    793,186   102,644
                                                                                              ----------  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         --        --
                                                                                              ----------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,131,201   161,566
NET ASSETS -- BEGINNING OF PERIOD............................................................    489,036   327,470
                                                                                              ----------  --------

NET ASSETS -- END OF PERIOD.................................................................. $1,620,237  $489,036
                                                                                              ==========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --        --
  Redeemed...................................................................................         --        --
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................         --        --
                                                                                              ==========  ========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      6,717     1,081
  Redeemed...................................................................................       (323)     (112)
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................      6,394       969
                                                                                              ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-65

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   EQ/LARGE CAP
                                                                                                   GROWTH INDEX*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   17,520  $   16,941
  Net realized gain (loss) on investments....................................................    160,091      13,681
  Change in unrealized appreciation (depreciation) of investments............................    304,043     125,789
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    481,654     156,411
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    404,369     301,162
   Transfers between Variable Investment Options including guaranteed interest account, net..    (50,045)     52,528
   Redemptions for contract benefits and terminations........................................    (29,539)    (12,698)
   Contract maintenance charges..............................................................   (160,211)   (125,846)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    164,574     215,146
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         11           3
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    646,239     371,560
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,391,203   1,019,643
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,037,442  $1,391,203
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      2,894       2,769
  Redeemed...................................................................................     (1,498)       (661)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      1,396       2,108
                                                                                              ==========  ==========

                                                                                                   EQ/LARGE CAP
                                                                                                   GROWTH PLUS*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    3,131  $    8,679
  Net realized gain (loss) on investments....................................................     27,655       3,629
  Change in unrealized appreciation (depreciation) of investments............................    511,248     159,250
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    542,034     171,558
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    293,788     295,568
   Transfers between Variable Investment Options including guaranteed interest account, net..    (84,562)    (44,171)
   Redemptions for contract benefits and terminations........................................    (30,079)    (16,842)
   Contract maintenance charges..............................................................   (134,483)   (121,000)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................     44,664     113,555
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    586,698     285,113
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,508,780   1,223,667
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,095,478  $1,508,780
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         70         370
  Redeemed...................................................................................       (537)     (1,719)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................       (467)     (1,349)
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        733         856
  Redeemed...................................................................................       (515)       (183)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................        218         673
                                                                                              ==========  ==========

                                                                                                   EQ/LARGE CAP
                                                                                                   VALUE INDEX*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  101,086  $  117,389
  Net realized gain (loss) on investments....................................................    330,060    (120,649)
  Change in unrealized appreciation (depreciation) of investments............................  1,754,103   1,032,803
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................  2,185,249   1,029,543
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    900,667     906,061
   Transfers between Variable Investment Options including guaranteed interest account, net..   (369,776)   (374,774)
   Redemptions for contract benefits and terminations........................................   (304,252)   (414,884)
   Contract maintenance charges..............................................................   (501,933)   (486,738)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (275,294)   (370,335)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,909,955     659,208
NET ASSETS -- BEGINNING OF PERIOD............................................................  7,127,650   6,468,442
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $9,037,605  $7,127,650
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................     35,272      48,483
  Redeemed...................................................................................    (59,607)    (81,379)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................    (24,335)    (32,896)
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      2,775       2,165
  Redeemed...................................................................................       (999)       (733)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      1,776       1,432
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-66

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    EQ/LARGE CAP
                                                                                                    VALUE PLUS*
                                                                                              -----------------------
                                                                                                 2013         2012
                                                                                              ----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   45,890  $    58,221
  Net realized gain (loss) on investments....................................................    (17,321)  (1,367,950)
  Change in unrealized appreciation (depreciation) of investments............................  1,232,006    2,166,538
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from operations......................................  1,260,575      856,809
                                                                                              ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    638,626      653,687
   Transfers between Variable Investment Options including guaranteed interest account, net..   (217,921)  (4,185,434)
   Redemptions for contract benefits and terminations........................................   (181,447)    (106,707)
   Contract maintenance charges..............................................................   (364,527)    (441,836)
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (125,269)  (4,080,290)
                                                                                              ----------  -----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         --           --
                                                                                              ----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,135,306   (3,223,481)
NET ASSETS -- BEGINNING OF PERIOD............................................................  3,935,921    7,159,402
                                                                                              ----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $5,071,227  $ 3,935,921
                                                                                              ==========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................      9,094       12,298
  Redeemed...................................................................................    (13,880)    (297,698)
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................     (4,786)    (285,400)
                                                                                              ==========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      1,242        1,727
  Redeemed...................................................................................     (1,626)        (939)
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................       (384)         788
                                                                                              ==========  ===========

                                                                                                 EQ/LORD ABBETT
                                                                                                 LARGE CAP CORE*
                                                                                              --------------------
                                                                                                 2013       2012
                                                                                              ----------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   19,900  $  7,983
  Net realized gain (loss) on investments....................................................    165,478    19,362
  Change in unrealized appreciation (depreciation) of investments............................     39,719    57,905
                                                                                              ----------  --------

  Net increase (decrease) in net assets from operations......................................    225,097    85,250
                                                                                              ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    221,408   169,002
   Transfers between Variable Investment Options including guaranteed interest account, net..    (18,340)  (26,513)
   Redemptions for contract benefits and terminations........................................     (3,664)   (2,533)
   Contract maintenance charges..............................................................    (76,150)  (66,289)
                                                                                              ----------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................    123,254    73,667
                                                                                              ----------  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........          7         2
                                                                                              ----------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................    348,358   158,919
NET ASSETS -- BEGINNING OF PERIOD............................................................    697,849   538,930
                                                                                              ----------  --------

NET ASSETS -- END OF PERIOD.................................................................. $1,046,207  $697,849
                                                                                              ==========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --        --
  Redeemed...................................................................................         --        --
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................         --        --
                                                                                              ==========  ========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      1,019       948
  Redeemed...................................................................................       (247)     (398)
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................        772       550
                                                                                              ==========  ========

                                                                                                EQ/MFS INTERNATIONAL
                                                                                                       GROWTH*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    97,376  $    92,720
  Net realized gain (loss) on investments....................................................     851,578     (239,796)
  Change in unrealized appreciation (depreciation) of investments............................   1,461,764    3,100,840
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   2,410,718    2,953,764
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,614,885    1,761,556
   Transfers between Variable Investment Options including guaranteed interest account, net..    (189,531)   2,020,396
   Redemptions for contract benefits and terminations........................................  (1,697,494)  (1,078,395)
   Contract maintenance charges..............................................................  (1,202,370)  (1,285,231)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (1,474,510)   1,418,326
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................     936,208    4,372,090
NET ASSETS -- BEGINNING OF PERIOD............................................................  18,801,633   14,429,543
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $19,737,841  $18,801,633
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................     145,776      253,861
  Redeemed...................................................................................    (237,200)    (162,085)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................     (91,424)      91,776
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-67

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 EQ/MID CAP INDEX*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   42,087  $   43,636
  Net realized gain (loss) on investments....................................................    117,204     (74,853)
  Change in unrealized appreciation (depreciation) of investments............................  1,690,389     822,226
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................  1,849,680     791,009
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    999,117     857,563
   Transfers between Variable Investment Options including guaranteed interest account, net..    (77,369)    (99,982)
   Redemptions for contract benefits and terminations........................................   (322,958)   (159,514)
   Contract maintenance charges..............................................................   (438,934)   (398,039)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    159,856     200,028
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         27           6
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  2,009,563     991,043
NET ASSETS -- BEGINNING OF PERIOD............................................................  5,611,900   4,620,857
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $7,621,463  $5,611,900
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................     13,885      19,749
  Redeemed...................................................................................    (23,206)    (23,589)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     (9,321)     (3,840)
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      3,119       2,349
  Redeemed...................................................................................     (1,052)       (489)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      2,067       1,860
                                                                                              ==========  ==========

                                                                                               EQ/MID CAP VALUE PLUS*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    33,763  $   113,642
  Net realized gain (loss) on investments....................................................     534,486       11,306
  Change in unrealized appreciation (depreciation) of investments............................   3,344,410    1,909,233
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   3,912,659    2,034,181
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,356,830    1,434,178
   Transfers between Variable Investment Options including guaranteed interest account, net..    (510,188)  (1,532,400)
   Redemptions for contract benefits and terminations........................................    (969,589)    (643,823)
   Contract maintenance charges..............................................................    (891,127)    (882,905)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (1,014,074)  (1,624,950)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   2,898,585      409,231
NET ASSETS -- BEGINNING OF PERIOD............................................................  12,313,278   11,904,047
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $15,211,863  $12,313,278
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................      54,634       86,473
  Redeemed...................................................................................    (113,938)    (217,648)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................     (59,304)    (131,175)
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       1,003        1,287
  Redeemed...................................................................................        (886)        (462)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................         117          825
                                                                                              ===========  ===========

                                                                                                 EQ/MONEY MARKET*(B)
                                                                                              -------------------------
                                                                                                  2013          2012
                                                                                              ------------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    (41,362) $   (44,881)
  Net realized gain (loss) on investments....................................................           81         (390)
  Change in unrealized appreciation (depreciation) of investments............................           68          560
                                                                                              ------------  -----------

  Net increase (decrease) in net assets from operations......................................      (41,213)     (44,711)
                                                                                              ------------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   13,524,201   16,236,734
   Transfers between Variable Investment Options including guaranteed interest account, net..  (12,874,200)  (4,616,805)
   Redemptions for contract benefits and terminations........................................   (3,234,170)  (3,638,127)
   Contract maintenance charges..............................................................   (2,402,471)  (2,498,833)
                                                                                              ------------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (4,986,640)   5,482,969
                                                                                              ------------  -----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........           --           --
                                                                                              ------------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   (5,027,853)   5,438,258
NET ASSETS -- BEGINNING OF PERIOD............................................................   22,647,747   17,209,489
                                                                                              ------------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $ 17,619,894  $22,647,747
                                                                                              ============  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................      461,794      538,635
  Redeemed...................................................................................     (534,120)    (651,630)
                                                                                              ------------  -----------
  Net Increase (Decrease)....................................................................      (72,326)    (112,995)
                                                                                              ============  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       76,828      117,547
  Redeemed...................................................................................     (108,752)     (66,364)
                                                                                              ------------  -----------
  Net Increase (Decrease)....................................................................      (31,924)      51,183
                                                                                              ============  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-68

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                EQ/MONTAG & CALDWELL
                                                                                                       GROWTH*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   222,189  $   218,331
  Net realized gain (loss) on investments....................................................   8,811,768    3,204,944
  Change in unrealized appreciation (depreciation) of investments............................   2,411,548    1,987,506
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................  11,445,505    5,410,781
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   4,570,391    4,931,107
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,523,833)  (4,611,358)
   Redemptions for contract benefits and terminations........................................  (3,213,091)  (3,435,361)
   Contract maintenance charges..............................................................  (3,766,492)  (3,907,529)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (3,933,025)  (7,023,141)
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   7,512,480   (1,612,360)
NET ASSETS -- BEGINNING OF PERIOD............................................................  44,545,872   46,158,232
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $52,058,352  $44,545,872
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................     298,961      388,297
  Redeemed...................................................................................    (557,484)    (966,971)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................    (258,523)    (578,674)
                                                                                              ===========  ===========

                                                                                                EQ/MORGAN STANLEY MID
                                                                                                     CAP GROWTH*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (26,548) $    30,669
  Net realized gain (loss) on investments....................................................   1,707,748      404,311
  Change in unrealized appreciation (depreciation) of investments............................   2,609,578      449,079
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   4,290,778      884,059
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,526,017    1,501,105
   Transfers between Variable Investment Options including guaranteed interest account, net..    (260,550)     814,531
   Redemptions for contract benefits and terminations........................................  (1,131,383)    (591,149)
   Contract maintenance charges..............................................................    (821,828)    (792,067)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................    (687,744)     932,420
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   3,603,034    1,816,479
NET ASSETS -- BEGINNING OF PERIOD............................................................  11,750,171    9,933,692
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $15,353,205  $11,750,171
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................      56,473      112,005
  Redeemed...................................................................................    (107,763)    (105,317)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................     (51,290)       6,688
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       2,629        3,829
  Redeemed...................................................................................      (1,099)        (810)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................       1,530        3,019
                                                                                              ===========  ===========

                                                                                                  EQ/PIMCO ULTRA
                                                                                                    SHORT BOND*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   38,433  $   26,310
  Net realized gain (loss) on investments....................................................     21,803        (150)
  Change in unrealized appreciation (depreciation) of investments............................    (64,283)     57,315
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................     (4,047)     83,475
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    861,273     904,481
   Transfers between Variable Investment Options including guaranteed interest account, net..     76,260    (164,926)
   Redemptions for contract benefits and terminations........................................   (312,453)   (149,636)
   Contract maintenance charges..............................................................   (499,505)   (506,291)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    125,575      83,628
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    121,528     167,103
NET ASSETS -- BEGINNING OF PERIOD............................................................  6,313,895   6,146,792
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $6,435,423  $6,313,895
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................        682         785
  Redeemed...................................................................................     (9,019)     (8,413)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     (8,337)     (7,628)
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................     40,746      39,367
  Redeemed...................................................................................    (46,972)    (39,445)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     (6,226)        (78)
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-69

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,




                                                                                               EQ/QUALITY BOND PLUS*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (8,733) $   11,104
  Net realized gain (loss) on investments....................................................   (140,652)   (131,567)
  Change in unrealized appreciation (depreciation) of investments............................    (71,523)    308,357
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................   (220,908)    187,894
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    994,740     969,158
   Transfers between Variable Investment Options including guaranteed interest account, net..   (378,323)   (361,520)
   Redemptions for contract benefits and terminations........................................   (647,078)   (559,586)
   Contract maintenance charges..............................................................   (710,141)   (795,957)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (740,802)   (747,905)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   (961,710)   (560,011)
NET ASSETS -- BEGINNING OF PERIOD............................................................  8,431,564   8,991,575
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $7,469,854  $8,431,564
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
   Issued....................................................................................        150         176
   Redeemed..................................................................................     (1,043)     (4,888)
                                                                                              ----------  ----------
   Net Increase (Decrease)...................................................................       (893)     (4,712)
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
   Issued....................................................................................     33,251      37,949
   Redeemed..................................................................................    (71,488)    (78,115)
                                                                                              ----------  ----------
   Net Increase (Decrease)...................................................................    (38,237)    (40,166)
                                                                                              ==========  ==========

                                                                                                  EQ/SMALL COMPANY
                                                                                                       INDEX*
                                                                                              -----------------------
                                                                                                 2013         2012
                                                                                              ----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   63,287  $    81,969
  Net realized gain (loss) on investments....................................................  1,333,555    1,148,611
  Change in unrealized appreciation (depreciation) of investments............................    679,605     (281,090)
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from operations......................................  2,076,447      949,490
                                                                                              ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    799,439      541,064
   Transfers between Variable Investment Options including guaranteed interest account, net..   (482,309)  (2,229,261)
   Redemptions for contract benefits and terminations........................................   (831,383)     (87,998)
   Contract maintenance charges..............................................................   (344,127)    (377,444)
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (858,380)  (2,153,639)
                                                                                              ----------  -----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         --           --
                                                                                              ----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,218,067   (1,204,149)
NET ASSETS -- BEGINNING OF PERIOD............................................................  5,800,538    7,004,687
                                                                                              ----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $7,018,605  $ 5,800,538
                                                                                              ==========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
   Issued....................................................................................      9,824        5,311
   Redeemed..................................................................................   (126,653)    (240,831)
                                                                                              ----------  -----------
   Net Increase (Decrease)...................................................................   (116,829)    (235,520)
                                                                                              ==========  ===========
UNIT ACTIVITY CLASS B
   Issued....................................................................................      4,002        1,911
   Redeemed..................................................................................       (780)        (310)
                                                                                              ----------  -----------
   Net Increase (Decrease)...................................................................      3,222        1,601
                                                                                              ==========  ===========

                                                                                                  EQ/T. ROWE PRICE
                                                                                                    GROWTH STOCK*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  (232,175) $  (214,330)
  Net realized gain (loss) on investments....................................................   2,381,477      531,851
  Change in unrealized appreciation (depreciation) of investments............................  11,366,261    5,956,759
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................  13,515,563    6,274,280
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   3,921,099    3,967,494
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,115,945)  (1,238,727)
   Redemptions for contract benefits and terminations........................................  (3,640,058)  (2,576,853)
   Contract maintenance charges..............................................................  (2,907,856)  (3,022,353)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (3,742,760)  (2,870,439)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........        (110)          --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   9,772,693    3,403,841
NET ASSETS -- BEGINNING OF PERIOD............................................................  38,285,486   34,881,645
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $48,058,179  $38,285,486
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
   Issued....................................................................................          --           --
   Redeemed..................................................................................          --           --
                                                                                              -----------  -----------
   Net Increase (Decrease)...................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
   Issued....................................................................................     180,163      218,451
   Redeemed..................................................................................    (392,167)    (388,420)
                                                                                              -----------  -----------
   Net Increase (Decrease)...................................................................    (212,004)    (169,969)
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-70

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                   EQ/UBS GROWTH &
                                                                                                       INCOME*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    93,370  $    65,147
  Net realized gain (loss) on investments....................................................     707,660     (273,910)
  Change in unrealized appreciation (depreciation) of investments............................   3,962,257    1,891,884
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   4,763,287    1,683,121
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,523,756    1,667,378
   Transfers between Variable Investment Options including guaranteed interest account, net..    (441,016)    (628,263)
   Redemptions for contract benefits and terminations........................................  (1,137,312)    (934,598)
   Contract maintenance charges..............................................................  (1,337,866)  (1,343,968)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (1,392,438)  (1,239,451)
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   3,370,849      443,670
NET ASSETS -- BEGINNING OF PERIOD............................................................  14,183,459   13,739,789
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $17,554,308  $14,183,459
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................     100,093      128,608
  Redeemed...................................................................................    (189,129)    (225,890)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................     (89,036)     (97,282)
                                                                                              ===========  ===========
UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

                                                                                               EQ/WELLS FARGO OMEGA
                                                                                                      GROWTH*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $       --  $      336
  Net realized gain (loss) on investments....................................................  1,053,650     104,999
  Change in unrealized appreciation (depreciation) of investments............................    148,435     255,180
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................  1,202,085     360,515
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,097,601     700,785
   Transfers between Variable Investment Options including guaranteed interest account, net..    252,611      83,697
   Redemptions for contract benefits and terminations........................................    (23,657)    (12,232)
   Contract maintenance charges..............................................................   (303,065)   (197,424)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................  1,023,490     574,826
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  2,225,575     935,341
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,565,050   1,629,709
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $4,790,625  $2,565,050
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      6,841       5,057
  Redeemed...................................................................................       (815)       (930)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      6,026       4,127
                                                                                              ==========  ==========
UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

                                                                                              FIDELITY(R) VIP
                                                                                               ASSET MANAGER
                                                                                                 PORTFOLIO
                                                                                              --------------
                                                                                               2013    2012
                                                                                              ------  ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  149  $  128
  Net realized gain (loss) on investments....................................................     83      89
  Change in unrealized appreciation (depreciation) of investments............................  1,103     701
                                                                                              ------  ------

  Net increase (decrease) in net assets from operations......................................  1,335     918
                                                                                              ------  ------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................      5       5
   Transfers between Variable Investment Options including guaranteed interest account, net..    457     413
   Redemptions for contract benefits and terminations........................................     --      --
   Contract maintenance charges..............................................................   (308)   (297)
                                                                                              ------  ------

  Net increase (decrease) in net assets from contractowners transactions.....................    154     121
                                                                                              ------  ------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,489   1,039
NET ASSETS -- BEGINNING OF PERIOD............................................................  8,400   7,361
                                                                                              ------  ------

NET ASSETS -- END OF PERIOD.................................................................. $9,889  $8,400
                                                                                              ======  ======

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................     --      --
  Redeemed...................................................................................     --      --
                                                                                              ------  ------
  Net Increase (Decrease)....................................................................     --      --
                                                                                              ======  ======
UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................     29      28
  Redeemed...................................................................................    (19)    (21)
                                                                                              ------  ------
  Net Increase (Decrease)....................................................................     10       7
                                                                                              ======  ======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-71

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   FIDELITY(R) VIP
                                                                                               CONTRAFUND(R) PORTFOLIO
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   161,459  $   215,418
  Net realized gain (loss) on investments....................................................   1,562,986      198,715
  Change in unrealized appreciation (depreciation) of investments............................   5,271,310    3,199,578
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   6,995,755    3,613,711
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   2,228,889    2,206,829
   Transfers between Variable Investment Options including guaranteed interest account, net..  (1,162,660)  (1,731,007)
   Redemptions for contract benefits and terminations........................................  (2,663,783)  (1,478,804)
   Contract maintenance charges..............................................................  (1,682,982)  (1,773,246)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (3,280,536)  (2,776,228)
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   3,715,219      837,483
NET ASSETS -- BEGINNING OF PERIOD............................................................  24,374,860   23,537,377
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $28,090,079  $24,374,860
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................       9,395        3,879
  Redeemed...................................................................................     (81,300)     (76,166)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................     (71,905)     (72,287)
                                                                                              ===========  ===========

UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................      81,194      121,640
  Redeemed...................................................................................    (194,589)    (234,908)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................    (113,395)    (113,268)
                                                                                              ===========  ===========

UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................       4,821        4,123
  Redeemed...................................................................................        (856)        (414)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................       3,965        3,709
                                                                                              ===========  ===========

                                                                                              FIDELITY(R) VIP GROWTH
                                                                                               & INCOME PORTFOLIO
                                                                                              --------------------
                                                                                                 2013        2012
                                                                                              ----------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   20,004   $ 15,656
  Net realized gain (loss) on investments....................................................     33,790      1,433
  Change in unrealized appreciation (depreciation) of investments............................    213,725     90,956
                                                                                              ----------   --------

  Net increase (decrease) in net assets from operations......................................    267,519    108,045
                                                                                              ----------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     91,245     77,047
   Transfers between Variable Investment Options including guaranteed interest account, net..    171,329      2,832
   Redemptions for contract benefits and terminations........................................    (73,905)    (2,928)
   Contract maintenance charges..............................................................    (44,158)   (30,304)
                                                                                              ----------   --------

  Net increase (decrease) in net assets from contractowners transactions.....................    144,511     46,647
                                                                                              ----------   --------

INCREASE (DECREASE) IN NET ASSETS............................................................    412,030    154,692
NET ASSETS -- BEGINNING OF PERIOD............................................................    731,348    576,656
                                                                                              ----------   --------

NET ASSETS -- END OF PERIOD.................................................................. $1,143,378   $731,348
                                                                                              ==========   ========

CHANGES IN UNITS:
UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................     14,472      2,724
  Redeemed...................................................................................     (9,998)    (2,584)
                                                                                              ----------   --------
  Net Increase (Decrease)....................................................................      4,474        140
                                                                                              ==========   ========

UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................         --         --
  Redeemed...................................................................................         --         --
                                                                                              ----------   --------
  Net Increase (Decrease)....................................................................         --         --
                                                                                              ==========   ========

UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................        620        415
  Redeemed...................................................................................       (103)       (48)
                                                                                              ----------   --------
  Net Increase (Decrease)....................................................................        517        367
                                                                                              ==========   ========

                                                                                               FIDELITY(R) VIP MID
                                                                                                  CAP PORTFOLIO
                                                                                              --------------------
                                                                                                 2013       2012
                                                                                              ----------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    2,997  $  1,540
  Net realized gain (loss) on investments....................................................    140,199    32,779
  Change in unrealized appreciation (depreciation) of investments............................     87,318     3,356
                                                                                              ----------  --------

  Net increase (decrease) in net assets from operations......................................    230,514    37,675
                                                                                              ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    357,908   177,910
   Transfers between Variable Investment Options including guaranteed interest account, net..    325,698    19,943
   Redemptions for contract benefits and terminations........................................     (5,804)     (421)
   Contract maintenance charges..............................................................    (75,548)  (41,763)
                                                                                              ----------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................    602,254   155,669
                                                                                              ----------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................    832,768   193,344
NET ASSETS -- BEGINNING OF PERIOD............................................................    407,716   214,372
                                                                                              ----------  --------

NET ASSETS -- END OF PERIOD.................................................................. $1,240,484  $407,716
                                                                                              ==========  ========

CHANGES IN UNITS:
UNIT ACTIVITY INITIAL CLASS
  Issued.....................................................................................         --        --
  Redeemed...................................................................................         --        --
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................         --        --
                                                                                              ==========  ========

UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................         --        --
  Redeemed...................................................................................         --        --
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................         --        --
                                                                                              ==========  ========

UNIT ACTIVITY SERVICE CLASS 2
  Issued.....................................................................................      4,575     1,642
  Redeemed...................................................................................       (209)     (242)
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................      4,366     1,400
                                                                                              ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-72

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                  FRANKLIN INCOME
                                                                                                  SECURITIES FUND
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  449,010  $  421,799
  Net realized gain (loss) on investments....................................................     55,779    (117,526)
  Change in unrealized appreciation (depreciation) of investments............................    440,429     497,914
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    945,218     802,187
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    628,256     656,710
   Transfers between Variable Investment Options including guaranteed interest account, net..   (264,918)   (128,861)
   Redemptions for contract benefits and terminations........................................   (486,071)   (286,960)
   Contract maintenance charges..............................................................   (355,484)   (388,481)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (478,217)   (147,592)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    467,001     654,595
NET ASSETS -- BEGINNING OF PERIOD............................................................  7,257,290   6,602,695
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $7,724,291  $7,257,290
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................     39,543      45,212
  Redeemed...................................................................................    (67,860)    (54,646)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................    (28,317)     (9,434)
                                                                                              ==========  ==========

                                                                                                  FRANKLIN RISING
                                                                                               DIVIDENDS SECURITIES
                                                                                                       FUND
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   42,090  $   21,511
  Net realized gain (loss) on investments....................................................     47,230      10,979
  Change in unrealized appreciation (depreciation) of investments............................    635,641     127,787
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    724,961     160,277
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    651,539     503,871
   Transfers between Variable Investment Options including guaranteed interest account, net..  1,009,077     384,067
   Redemptions for contract benefits and terminations........................................    (33,051)    (27,591)
   Contract maintenance charges..............................................................   (232,377)   (119,174)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................  1,395,188     741,173
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........        500          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  2,120,649     901,450
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,913,886   1,012,436
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $4,034,535  $1,913,886
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................     15,008      18,539
  Redeemed...................................................................................     (5,108)     (4,773)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      9,900      13,766
                                                                                              ==========  ==========

                                                                                                FRANKLIN SMALL
                                                                                                   CAP VALUE
                                                                                                SECURITIES FUND
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  2,121  $    795
  Net realized gain (loss) on investments....................................................   16,185     1,654
  Change in unrealized appreciation (depreciation) of investments............................   34,079    13,574
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................   52,385    16,023
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   71,885    54,422
   Transfers between Variable Investment Options including guaranteed interest account, net..  (25,509)   12,652
   Redemptions for contract benefits and terminations........................................     (809)      (60)
   Contract maintenance charges..............................................................  (14,378)   (8,166)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................   31,189    58,848
                                                                                              --------  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........       --        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................   83,574    74,871
NET ASSETS -- BEGINNING OF PERIOD............................................................  126,342    51,471
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $209,916  $126,342
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................      543       627
  Redeemed...................................................................................     (315)      (90)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................      228       537
                                                                                              ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-73

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                               FRANKLIN STRATEGIC
                                                                                                INCOME SECURITIES
                                                                                                      FUND
                                                                                              --------------------
                                                                                                 2013       2012
                                                                                              ----------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   67,113  $ 35,432
  Net realized gain (loss) on investments....................................................      8,875       102
  Change in unrealized appreciation (depreciation) of investments............................    (36,559)   24,833
                                                                                              ----------  --------

  Net increase (decrease) in net assets from operations......................................     39,429    60,367
                                                                                              ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    727,635   310,480
   Transfers between Variable Investment Options including guaranteed interest account, net..    245,292   154,041
   Redemptions for contract benefits and terminations........................................     (2,632)     (253)
   Contract maintenance charges..............................................................   (136,127)  (67,985)
                                                                                              ----------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................    834,168   396,283
                                                                                              ----------  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         15        --
                                                                                              ----------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................    873,612   456,650
NET ASSETS -- BEGINNING OF PERIOD............................................................    776,822   320,172
                                                                                              ----------  --------

NET ASSETS -- END OF PERIOD.................................................................. $1,650,434  $776,822
                                                                                              ==========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................      7,923     3,676
  Redeemed...................................................................................     (1,180)     (260)
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................      6,743     3,416
                                                                                              ==========  ========

UNIT ACTIVITY SERIES I
  Issued.....................................................................................         --        --
  Redeemed...................................................................................         --        --
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................         --        --
                                                                                              ==========  ========

UNIT ACTIVITY SERVICE SHARE CLASS
  Issued.....................................................................................         --        --
  Redeemed...................................................................................         --        --
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................         --        --
                                                                                              ==========  ========

                                                                                               GOLDMAN SACHS VIT
                                                                                              MID CAP VALUE FUND
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  2,830  $  2,035
  Net realized gain (loss) on investments....................................................   46,963     2,026
  Change in unrealized appreciation (depreciation) of investments............................   52,021    23,644
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................  101,814    27,705
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  164,571    84,737
   Transfers between Variable Investment Options including guaranteed interest account, net..   46,648      (744)
   Redemptions for contract benefits and terminations........................................   (3,031)   (1,890)
   Contract maintenance charges..............................................................  (34,908)  (19,805)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................  173,280    62,298
                                                                                              --------  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........        8        22
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  275,102    90,025
NET ASSETS -- BEGINNING OF PERIOD............................................................  223,872   133,847
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $498,974  $223,872
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................       --        --
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========

UNIT ACTIVITY SERIES I
  Issued.....................................................................................       --        --
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========

UNIT ACTIVITY SERVICE SHARE CLASS
  Issued.....................................................................................    1,553       707
  Redeemed...................................................................................     (280)     (158)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................    1,273       549
                                                                                              ========  ========

                                                                                                   INVESCO V.I.
                                                                                               DIVERSIFIED DIVIDEND
                                                                                                       FUND
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   60,446  $   57,487
  Net realized gain (loss) on investments....................................................    139,644      11,215
  Change in unrealized appreciation (depreciation) of investments............................    520,248     148,229
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    720,338     216,931
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     69,630      31,801
   Transfers between Variable Investment Options including guaranteed interest account, net..   (218,317)  2,633,339
   Redemptions for contract benefits and terminations........................................   (672,718)    (39,199)
   Contract maintenance charges..............................................................    (97,341)    (70,012)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (918,746)  2,555,929
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........          2           3
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   (198,406)  2,772,863
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,949,930     177,067
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,751,524  $2,949,930
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

UNIT ACTIVITY SERIES I
  Issued.....................................................................................     11,460     370,168
  Redeemed...................................................................................   (121,363)    (15,293)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................   (109,903)    354,875
                                                                                              ==========  ==========

UNIT ACTIVITY SERVICE SHARE CLASS
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-74

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              INVESCO V.I. GLOBAL
                                                                                               CORE EQUITY FUND
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  8,328  $  9,392
  Net realized gain (loss) on investments....................................................    8,301   (34,593)
  Change in unrealized appreciation (depreciation) of investments............................   80,219    78,560
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................   96,848    53,359
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   42,751    50,569
   Transfers between Variable Investment Options including guaranteed interest account, net..   44,047   (41,786)
   Redemptions for contract benefits and terminations........................................  (38,296)  (34,445)
   Contract maintenance charges..............................................................  (26,884)  (34,278)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................   21,618   (59,940)
                                                                                              --------  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........       --        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  118,466    (6,581)
NET ASSETS -- BEGINNING OF PERIOD............................................................  438,349   444,930
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $556,815  $438,349
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS I
  Issued.....................................................................................    7,263     5,044
  Redeemed...................................................................................   (5,751)  (10,208)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................    1,512    (5,164)
                                                                                              ========  ========

UNIT ACTIVITY SERIES I
  Issued.....................................................................................       --        --
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========

UNIT ACTIVITY SERIES II
  Issued.....................................................................................       --        --
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========

                                                                                              INVESCO V.I. GLOBAL
                                                                                               HEALTH CARE FUND
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  3,136  $ (2,220)
  Net realized gain (loss) on investments....................................................   62,267     6,097
  Change in unrealized appreciation (depreciation) of investments............................  215,232   136,097
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................  280,635   139,974
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   56,409    53,900
   Transfers between Variable Investment Options including guaranteed interest account, net..  (64,344)  (18,101)
   Redemptions for contract benefits and terminations........................................  (49,966)  (41,880)
   Contract maintenance charges..............................................................  (39,135)  (41,675)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................  (97,036)  (47,756)
                                                                                              --------  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........       --        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  183,599    92,218
NET ASSETS -- BEGINNING OF PERIOD............................................................  772,036   679,818
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $955,635  $772,036
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS I
  Issued.....................................................................................       --        --
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========

UNIT ACTIVITY SERIES I
  Issued.....................................................................................    4,762     7,762
  Redeemed...................................................................................  (10,033)  (10,514)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................   (5,271)   (2,752)
                                                                                              ========  ========

UNIT ACTIVITY SERIES II
  Issued.....................................................................................       --        --
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========

                                                                                               INVESCO V.I. GLOBAL
                                                                                                REAL ESTATE FUND
                                                                                              --------------------
                                                                                                 2013       2012
                                                                                              ----------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   52,536  $  2,822
  Net realized gain (loss) on investments....................................................     18,354     2,621
  Change in unrealized appreciation (depreciation) of investments............................    (66,588)  115,126
                                                                                              ----------  --------

  Net increase (decrease) in net assets from operations......................................      4,302   120,569
                                                                                              ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    600,970   334,279
   Transfers between Variable Investment Options including guaranteed interest account, net..    150,384   133,385
   Redemptions for contract benefits and terminations........................................     (1,266)  (14,504)
   Contract maintenance charges..............................................................   (119,215)  (58,683)
                                                                                              ----------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................    630,873   394,477
                                                                                              ----------  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         22        52
                                                                                              ----------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................    635,197   515,098
NET ASSETS -- BEGINNING OF PERIOD............................................................    791,852   276,754
                                                                                              ----------  --------

NET ASSETS -- END OF PERIOD.................................................................. $1,427,049  $791,852
                                                                                              ==========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS I
  Issued.....................................................................................         --        --
  Redeemed...................................................................................         --        --
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................         --        --
                                                                                              ==========  ========

UNIT ACTIVITY SERIES I
  Issued.....................................................................................         --        --
  Redeemed...................................................................................         --        --
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................         --        --
                                                                                              ==========  ========

UNIT ACTIVITY SERIES II
  Issued.....................................................................................      5,787     3,714
  Redeemed...................................................................................     (1,267)     (420)
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................      4,520     3,294
                                                                                              ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-75

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                  INVESCO V.I.
                                                                                                  INTERNATIONAL
                                                                                                   GROWTH FUND
                                                                                              --------------------
                                                                                                 2013       2012
                                                                                              ----------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    8,586  $  5,588
  Net realized gain (loss) on investments....................................................      4,068     1,115
  Change in unrealized appreciation (depreciation) of investments............................    118,616    45,191
                                                                                              ----------  --------

  Net increase (decrease) in net assets from operations......................................    131,270    51,894
                                                                                              ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    332,895   210,817
   Transfers between Variable Investment Options including guaranteed interest account, net..    103,023    74,963
   Redemptions for contract benefits and terminations........................................     (1,367)     (244)
   Contract maintenance charges..............................................................    (70,988)  (45,390)
                                                                                              ----------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................    363,563   240,146
                                                                                              ----------  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         14        44
                                                                                              ----------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................    494,847   292,084
NET ASSETS -- BEGINNING OF PERIOD............................................................    507,014   214,930
                                                                                              ----------  --------

NET ASSETS -- END OF PERIOD.................................................................. $1,001,861  $507,014
                                                                                              ==========  ========

CHANGES IN UNITS:
UNIT ACTIVITY SERIES II
  Issued.....................................................................................      3,171     2,484
  Redeemed...................................................................................       (325)     (293)
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................      2,846     2,191
                                                                                              ==========  ========

                                                                                              INVESCO V.I. MID CAP
                                                                                               CORE EQUITY FUND
                                                                                              ------------------
                                                                                                2013       2012
                                                                                              --------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  1,069   $     --
  Net realized gain (loss) on investments....................................................   16,821        735
  Change in unrealized appreciation (depreciation) of investments............................   29,233      9,798
                                                                                              --------   --------

  Net increase (decrease) in net assets from operations......................................   47,123     10,533
                                                                                              --------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   93,235     70,165
   Transfers between Variable Investment Options including guaranteed interest account, net..    5,805     15,107
   Redemptions for contract benefits and terminations........................................     (702)        (2)
   Contract maintenance charges..............................................................  (15,341)   (10,858)
                                                                                              --------   --------

  Net increase (decrease) in net assets from contractowners transactions.....................   82,997     74,412
                                                                                              --------   --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........       --         --
                                                                                              --------   --------

INCREASE (DECREASE) IN NET ASSETS............................................................  130,120     84,945
NET ASSETS -- BEGINNING OF PERIOD............................................................  138,919     53,974
                                                                                              --------   --------

NET ASSETS -- END OF PERIOD.................................................................. $269,039   $138,919
                                                                                              ========   ========

CHANGES IN UNITS:
UNIT ACTIVITY SERIES II
  Issued.....................................................................................      784        981
  Redeemed...................................................................................     (136)      (252)
                                                                                              --------   --------
  Net Increase (Decrease)....................................................................      648        729
                                                                                              ========   ========

                                                                                              INVESCO V.I. SMALL
                                                                                                CAP EQUITY FUND
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $     --  $     --
  Net realized gain (loss) on investments....................................................    9,421      (351)
  Change in unrealized appreciation (depreciation) of investments............................   45,777    12,617
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................   55,198    12,266
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   59,977    51,128
   Transfers between Variable Investment Options including guaranteed interest account, net..   10,503    17,040
   Redemptions for contract benefits and terminations........................................       --    (1,887)
   Contract maintenance charges..............................................................  (15,754)  (11,470)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................   54,726    54,811
                                                                                              --------  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........       --        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  109,924    67,077
NET ASSETS -- BEGINNING OF PERIOD............................................................  128,570    61,493
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $238,494  $128,570
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY SERIES II
  Issued.....................................................................................      630       648
  Redeemed...................................................................................     (261)     (172)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................      369       476
                                                                                              ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-76

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                 INVESCO V.I.
                                                                                                TECHNOLOGY FUND
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (886) $   (811)
  Net realized gain (loss) on investments....................................................   38,888    12,361
  Change in unrealized appreciation (depreciation) of investments............................   31,611    14,810
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................   69,613    26,360
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   27,822    28,809
   Transfers between Variable Investment Options including guaranteed interest account, net..    2,559     6,281
   Redemptions for contract benefits and terminations........................................   (8,747)  (13,964)
   Contract maintenance charges..............................................................  (12,140)  (15,083)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................    9,494     6,043
                                                                                              --------  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........       --        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................   79,107    32,403
NET ASSETS -- BEGINNING OF PERIOD............................................................  276,392   243,989
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $355,499  $276,392
                                                                                              ========  ========
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................       --        --
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========
UNIT ACTIVITY SERIES I
  Issued.....................................................................................    2,739     4,383
  Redeemed...................................................................................   (2,054)   (3,790)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................      685       593
                                                                                              ========  ========

                                                                                              IVY FUNDS VIP ENERGY
                                                                                              --------------------
                                                                                                 2013       2012
                                                                                              ----------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $       --  $     --
  Net realized gain (loss) on investments....................................................     14,417   (17,984)
  Change in unrealized appreciation (depreciation) of investments............................    193,126    26,956
                                                                                              ----------  --------

  Net increase (decrease) in net assets from operations......................................    207,543     8,972
                                                                                              ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    392,013   305,273
   Transfers between Variable Investment Options including guaranteed interest account, net..    (50,742)   21,139
   Redemptions for contract benefits and terminations........................................     (1,009)   (3,777)
   Contract maintenance charges..............................................................    (91,421)  (59,314)
                                                                                              ----------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................    248,841   263,321
                                                                                              ----------  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         13        42
                                                                                              ----------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................    456,397   272,335
NET ASSETS -- BEGINNING OF PERIOD............................................................    634,865   362,530
                                                                                              ----------  --------

NET ASSETS -- END OF PERIOD.................................................................. $1,091,262  $634,865
                                                                                              ==========  ========
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................      3,464     3,392
  Redeemed...................................................................................     (1,386)     (858)
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................      2,078     2,534
                                                                                              ==========  ========
UNIT ACTIVITY SERIES I
  Issued.....................................................................................         --        --
  Redeemed...................................................................................         --        --
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................         --        --
                                                                                              ==========  ========

                                                                                               IVY FUNDS VIP
                                                                                              HIGH INCOME (A)
                                                                                              ---------------
                                                                                                   2013
                                                                                              ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...............................................................    $     --
  Net realized gain (loss) on investments....................................................          39
  Change in unrealized appreciation (depreciation) of investments............................      11,621
                                                                                                 --------

  Net increase (decrease) in net assets from operations......................................      11,660
                                                                                                 --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     222,572
   Transfers between Variable Investment Options including guaranteed interest account, net..     368,938
   Redemptions for contract benefits and terminations........................................         (14)
   Contract maintenance charges..............................................................     (12,090)
                                                                                                 --------

  Net increase (decrease) in net assets from contractowners transactions.....................     579,406
                                                                                                 --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........          --
                                                                                                 --------

INCREASE (DECREASE) IN NET ASSETS............................................................     591,066
NET ASSETS -- BEGINNING OF PERIOD............................................................          --
                                                                                                 --------

NET ASSETS -- END OF PERIOD..................................................................    $591,066
                                                                                                 ========
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................       5,747
  Redeemed...................................................................................         (38)
                                                                                                 --------
  Net Increase (Decrease)....................................................................       5,709
                                                                                                 ========
UNIT ACTIVITY SERIES I
  Issued.....................................................................................          --
  Redeemed...................................................................................          --
                                                                                                 --------
  Net Increase (Decrease)....................................................................          --
                                                                                                 ========

                                                                                              IVY FUNDS VIP MID CAP
                                                                                                     GROWTH
                                                                                              --------------------
                                                                                                 2013       2012
                                                                                              ----------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $       --  $     --
  Net realized gain (loss) on investments....................................................     41,415    51,880
  Change in unrealized appreciation (depreciation) of investments............................    210,344     7,706
                                                                                              ----------  --------

  Net increase (decrease) in net assets from operations......................................    251,759    59,586
                                                                                              ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    425,489   261,839
   Transfers between Variable Investment Options including guaranteed interest account, net..     12,358   121,222
   Redemptions for contract benefits and terminations........................................     (2,501)  (13,501)
   Contract maintenance charges..............................................................    (93,184)  (59,408)
                                                                                              ----------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................    342,162   310,152
                                                                                              ----------  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........        437        63
                                                                                              ----------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................    594,358   369,801
NET ASSETS -- BEGINNING OF PERIOD............................................................    709,093   339,292
                                                                                              ----------  --------

NET ASSETS -- END OF PERIOD.................................................................. $1,303,451  $709,093
                                                                                              ==========  ========
UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................      3,378     3,055
  Redeemed...................................................................................     (1,131)     (578)
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................      2,247     2,477
                                                                                              ==========  ========
UNIT ACTIVITY SERIES I
  Issued.....................................................................................         --        --
  Redeemed...................................................................................         --        --
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................         --        --
                                                                                              ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-77

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                               IVY FUNDS
                                                                                              VIP SCIENCE
                                                                                                  AND
                                                                                              TECHNOLOGY  IVY FUNDS VIP SMALL
                                                                                                  (A)         CAP GROWTH
                                                                                              ----------- ------------------
                                                                                                 2013       2013      2012
                                                                                              ----------- --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)...............................................................  $     --   $     --  $     --
  Net realized gain (loss) on investments....................................................     3,351        391     2,113
  Change in unrealized appreciation (depreciation) of investments............................    38,154    106,872     1,548
                                                                                               --------   --------  --------

  Net increase (decrease) in net assets from operations......................................    41,505    107,263     3,661
                                                                                               --------   --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    88,002    109,920    89,515
   Transfers between Variable Investment Options including guaranteed interest account, net..   201,053    167,894    27,156
   Redemptions for contract benefits and terminations........................................        --        (20)       (5)
   Contract maintenance charges..............................................................    (9,763)   (28,255)  (19,800)
                                                                                               --------   --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................   279,292    249,539    96,866
                                                                                               --------   --------  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........        --          6         9
                                                                                               --------   --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................   320,797    356,808   100,536
NET ASSETS -- BEGINNING OF PERIOD............................................................        --    204,691   104,155
                                                                                               --------   --------  --------

NET ASSETS -- END OF PERIOD..................................................................  $320,797   $561,499  $204,691
                                                                                               ========   ========  ========

CHANGES IN UNITS:

UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................     2,577      2,005     1,052
  Redeemed...................................................................................      (164)      (253)     (160)
                                                                                               --------   --------  --------
  Net Increase (Decrease)....................................................................     2,413      1,752       892
                                                                                               ========   ========  ========

UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued.....................................................................................        --         --        --
  Redeemed...................................................................................        --         --        --
                                                                                               --------   --------  --------
  Net Increase (Decrease)....................................................................        --         --        --
                                                                                               ========   ========  ========



                                                                                                 JANUS ASPEN SERIES
                                                                                                 BALANCED PORTFOLIO
                                                                                              -----------------------
                                                                                                  2013        2012
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    99,698  $  206,398
  Net realized gain (loss) on investments....................................................     736,419     533,683
  Change in unrealized appreciation (depreciation) of investments............................     766,904     294,098
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from operations......................................   1,603,021   1,034,179
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     639,840     757,901
   Transfers between Variable Investment Options including guaranteed interest account, net..    (227,136)    (10,365)
   Redemptions for contract benefits and terminations........................................    (843,652)   (439,516)
   Contract maintenance charges..............................................................    (632,212)   (732,490)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (1,063,160)   (424,470)
                                                                                              -----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........          --        (198)
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     539,861     609,511
NET ASSETS -- BEGINNING OF PERIOD............................................................   8,581,907   7,972,396
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $ 9,121,768  $8,581,907
                                                                                              ===========  ==========

CHANGES IN UNITS:

UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................          --          --
  Redeemed...................................................................................          --          --
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................          --          --
                                                                                              ===========  ==========

UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued.....................................................................................      43,344      83,128
  Redeemed...................................................................................     (93,711)   (105,987)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................     (50,367)    (22,859)
                                                                                              ===========  ==========



                                                                                                 JANUS ASPEN SERIES
                                                                                                ENTERPRISE PORTFOLIO
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    14,426  $   (44,665)
  Net realized gain (loss) on investments....................................................     835,314      713,689
  Change in unrealized appreciation (depreciation) of investments............................   2,636,986    1,235,107
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   3,486,726    1,904,131
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     830,558      874,564
   Transfers between Variable Investment Options including guaranteed interest account, net..    (362,211)  (1,726,003)
   Redemptions for contract benefits and terminations........................................  (1,135,393)    (886,547)
   Contract maintenance charges..............................................................    (830,556)    (872,314)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (1,497,602)  (2,610,300)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,989,124     (706,169)
NET ASSETS -- BEGINNING OF PERIOD............................................................  11,615,203   12,321,372
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $13,604,327  $11,615,203
                                                                                              ===========  ===========

CHANGES IN UNITS:

UNIT ACTIVITY COMMON SHARES
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========

UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued.....................................................................................      70,380      112,200
  Redeemed...................................................................................    (179,633)    (370,500)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................    (109,253)    (258,300)
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-78

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                                 JANUS ASPEN SERIES
                                                                                                   FORTY PORTFOLIO
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    43,801  $    50,754
  Net realized gain (loss) on investments....................................................     792,060      978,156
  Change in unrealized appreciation (depreciation) of investments............................   3,037,812    2,345,905
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   3,873,673    3,374,815
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     934,543    1,010,526
   Transfers between Variable Investment Options including guaranteed interest account, net..    (737,243)  (3,938,399)
   Redemptions for contract benefits and terminations........................................  (1,678,475)    (845,628)
   Contract maintenance charges..............................................................    (797,383)    (930,298)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (2,278,558)  (4,703,799)
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,595,115   (1,328,984)
NET ASSETS -- BEGINNING OF PERIOD............................................................  13,848,065   15,177,049
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $15,443,180  $13,848,065
                                                                                              ===========  ===========

CHANGES IN UNITS
UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued.....................................................................................      52,225       69,064
  Redeemed...................................................................................    (184,764)    (423,973)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................    (132,539)    (354,909)
                                                                                              ===========  ===========
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................       9,392       15,094
  Redeemed...................................................................................     (18,613)     (27,128)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................      (9,221)     (12,034)
                                                                                              ===========  ===========

                                                                                                 JANUS ASPEN SERIES
                                                                                                  GLOBAL RESEARCH
                                                                                                     PORTFOLIO
                                                                                              -----------------------
                                                                                                  2013        2012
                                                                                              -----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    80,011  $   40,485
  Net realized gain (loss) on investments....................................................     478,183    (391,577)
  Change in unrealized appreciation (depreciation) of investments............................   2,006,788   2,029,953
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from operations......................................   2,564,982   1,678,861
                                                                                              -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     893,537   1,013,893
   Transfers between Variable Investment Options including guaranteed interest account, net..    (469,527)   (277,472)
   Redemptions for contract benefits and terminations........................................    (775,890)   (754,802)
   Contract maintenance charges..............................................................    (816,467)   (839,984)
                                                                                              -----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................  (1,168,347)   (858,365)
                                                                                              -----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,396,635     820,496
NET ASSETS -- BEGINNING OF PERIOD............................................................   9,797,392   8,976,896
                                                                                              -----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $11,194,027  $9,797,392
                                                                                              ===========  ==========

CHANGES IN UNITS
UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued.....................................................................................      97,817     142,683
  Redeemed...................................................................................    (216,051)   (250,077)
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................    (118,234)   (107,394)
                                                                                              ===========  ==========
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................          --          --
  Redeemed...................................................................................          --          --
                                                                                              -----------  ----------
  Net Increase (Decrease)....................................................................          --          --
                                                                                              ===========  ==========

                                                                                                 JANUS ASPEN SERIES
                                                                                                 OVERSEAS PORTFOLIO
                                                                                              -----------------------
                                                                                                 2013         2012
                                                                                              ----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  116,139  $    19,975
  Net realized gain (loss) on investments....................................................   (130,655)    (350,352)
  Change in unrealized appreciation (depreciation) of investments............................    574,482      824,048
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from operations......................................    559,966      493,671
                                                                                              ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    400,818      462,896
   Transfers between Variable Investment Options including guaranteed interest account, net..   (290,082)  (1,964,431)
   Redemptions for contract benefits and terminations........................................   (342,174)    (316,813)
   Contract maintenance charges..............................................................   (174,559)    (240,772)
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (405,997)  (2,059,120)
                                                                                              ----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    153,969   (1,565,449)
NET ASSETS -- BEGINNING OF PERIOD............................................................  4,255,396    5,820,845
                                                                                              ----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $4,409,365  $ 4,255,396
                                                                                              ==========  ===========

CHANGES IN UNITS
UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued.....................................................................................        251        1,077
  Redeemed...................................................................................    (14,377)    (102,290)
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................    (14,126)    (101,213)
                                                                                              ==========  ===========
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................     17,280       21,429
  Redeemed...................................................................................    (21,684)     (35,861)
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................     (4,404)     (14,432)
                                                                                              ==========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-79

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                JANUS ASPEN SERIES
                                                                                                  PERKINS MID CAP
                                                                                                  VALUE PORTFOLIO
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   24,140  $   14,867
  Net realized gain (loss) on investments....................................................     93,919      51,481
  Change in unrealized appreciation (depreciation) of investments............................    382,281     127,579
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    500,340     193,927
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     14,259       9,969
   Transfers between Variable Investment Options including guaranteed interest account, net..    376,885   1,018,712
   Redemptions for contract benefits and terminations........................................   (441,219)    (13,284)
   Contract maintenance charges..............................................................   (213,231)   (189,725)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (263,306)    825,672
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    237,034   1,019,599
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,288,099   1,268,500
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,525,133  $2,288,099
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................     18,534      60,219
  Redeemed...................................................................................    (33,305)    (13,812)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................    (14,771)     46,407
                                                                                              ==========  ==========
UNIT ACTIVITY SERVICE SHARE CLASS
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

                                                                                                 LAZARD RETIREMENT
                                                                                                 EMERGING MARKETS
                                                                                                 EQUITY PORTFOLIO
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   39,633  $   29,128
  Net realized gain (loss) on investments....................................................      8,108      10,370
  Change in unrealized appreciation (depreciation) of investments............................    (60,144)    226,965
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    (12,403)    266,463
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,030,790     784,619
   Transfers between Variable Investment Options including guaranteed interest account, net..    184,882     156,961
   Redemptions for contract benefits and terminations........................................    (14,412)    (19,892)
   Contract maintenance charges..............................................................   (256,696)   (165,875)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    944,564     755,813
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    932,161   1,022,276
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,937,625     915,349
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,869,786  $1,937,625
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY SERVICE SHARE CLASS
  Issued.....................................................................................      9,546       8,168
  Redeemed...................................................................................     (1,059)       (976)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      8,487       7,192
                                                                                              ==========  ==========

                                                                                              MFS(R) INTERNATIONAL
                                                                                                 VALUE PORTFOLIO
                                                                                              --------------------
                                                                                                 2013       2012
                                                                                              ----------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   25,765  $  9,456
  Net realized gain (loss) on investments....................................................     32,712     9,938
  Change in unrealized appreciation (depreciation) of investments............................    325,630    72,063
                                                                                              ----------  --------

  Net increase (decrease) in net assets from operations......................................    384,107    91,457
                                                                                              ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    796,121   341,496
   Transfers between Variable Investment Options including guaranteed interest account, net..    702,468    99,877
   Redemptions for contract benefits and terminations........................................     (4,248)  (18,095)
   Contract maintenance charges..............................................................   (170,559)  (62,551)
                                                                                              ----------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................  1,323,782   360,727
                                                                                              ----------  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........          7        18
                                                                                              ----------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,707,896   452,202
NET ASSETS -- BEGINNING OF PERIOD............................................................    846,596   394,394
                                                                                              ----------  --------

NET ASSETS -- END OF PERIOD.................................................................. $2,554,492  $846,596
                                                                                              ==========  ========

CHANGES IN UNITS:
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................     10,444     3,805
  Redeemed...................................................................................       (953)     (605)
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................      9,491     3,200
                                                                                              ==========  ========
UNIT ACTIVITY SERVICE SHARE CLASS
  Issued.....................................................................................         --        --
  Redeemed...................................................................................         --        --
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................         --        --
                                                                                              ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-80

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                               MFS(R) INVESTORS
                                                                                                 GROWTH STOCK
                                                                                                    SERIES
                                                                                              -----------------
                                                                                                2013      2012
                                                                                              --------  -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    445  $    99
  Net realized gain (loss) on investments....................................................    6,078    2,557
  Change in unrealized appreciation (depreciation) of investments............................   19,192    2,580
                                                                                              --------  -------

  Net increase (decrease) in net assets from operations......................................   25,715    5,236
                                                                                              --------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   46,172   34,990
   Transfers between Variable Investment Options including guaranteed interest account, net..   (8,353)  14,828
   Redemptions for contract benefits and terminations........................................       --     (755)
   Contract maintenance charges..............................................................   (9,678)  (6,050)
                                                                                              --------  -------

  Net increase (decrease) in net assets from contractowners transactions.....................   28,141   43,013
                                                                                              --------  -------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........       11       14
                                                                                              --------  -------

INCREASE (DECREASE) IN NET ASSETS............................................................   53,867   48,263
NET ASSETS -- BEGINNING OF PERIOD............................................................   68,472   20,209
                                                                                              --------  -------

NET ASSETS -- END OF PERIOD.................................................................. $122,339  $68,472
                                                                                              ========  =======

CHANGES IN UNITS:
UNIT ACTIVITY INITIAL SHARES
  Issued.....................................................................................       --       --
  Redeemed...................................................................................       --       --
                                                                                              --------  -------
  Net Increase (Decrease)....................................................................       --       --
                                                                                              ========  =======
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................      298      388
  Redeemed...................................................................................      (92)     (25)
                                                                                              --------  -------
  Net Increase (Decrease)....................................................................      206      363
                                                                                              ========  =======

                                                                                              MFS(R) INVESTORS
                                                                                                TRUST SERIES
                                                                                              ----------------
                                                                                                2013     2012
                                                                                              -------  -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   575  $   226
  Net realized gain (loss) on investments....................................................   2,317      645
  Change in unrealized appreciation (depreciation) of investments............................  12,035    3,418
                                                                                              -------  -------

  Net increase (decrease) in net assets from operations......................................  14,927    4,289
                                                                                              -------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  27,859   21,599
   Transfers between Variable Investment Options including guaranteed interest account, net..  (2,332)   1,563
   Redemptions for contract benefits and terminations........................................      --       --
   Contract maintenance charges..............................................................  (8,186)  (5,105)
                                                                                              -------  -------

  Net increase (decrease) in net assets from contractowners transactions.....................  17,341   18,057
                                                                                              -------  -------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........      --       --
                                                                                              -------  -------

INCREASE (DECREASE) IN NET ASSETS............................................................  32,268   22,346
NET ASSETS -- BEGINNING OF PERIOD............................................................  38,334   15,988
                                                                                              -------  -------

NET ASSETS -- END OF PERIOD.................................................................. $70,602  $38,334
                                                                                              =======  =======

CHANGES IN UNITS:
UNIT ACTIVITY INITIAL SHARES
  Issued.....................................................................................      --       --
  Redeemed...................................................................................      --       --
                                                                                              -------  -------
  Net Increase (Decrease)....................................................................      --       --
                                                                                              =======  =======
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................     187      243
  Redeemed...................................................................................     (59)     (80)
                                                                                              -------  -------
  Net Increase (Decrease)....................................................................     128      163
                                                                                              =======  =======


                                                                                              MFS(R) UTILITIES SERIES
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   33,023  $   99,033
  Net realized gain (loss) on investments....................................................    146,145       2,351
  Change in unrealized appreciation (depreciation) of investments............................    126,410      85,565
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    305,578     186,949
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    125,918     133,447
   Transfers between Variable Investment Options including guaranteed interest account, net..   (129,598)     67,669
   Redemptions for contract benefits and terminations........................................    (83,065)   (172,942)
   Contract maintenance charges..............................................................    (70,504)    (77,488)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (157,249)    (49,314)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........          1           2
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    148,330     137,637
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,595,645   1,458,008
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,743,975  $1,595,645
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY INITIAL SHARES
  Issued.....................................................................................      4,273       9,368
  Redeemed...................................................................................     (8,372)    (11,051)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     (4,099)     (1,683)
                                                                                              ==========  ==========
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-81

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                   MULTIMANAGER
                                                                                                AGGRESSIVE EQUITY*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    2,590  $    4,183
  Net realized gain (loss) on investments....................................................     73,711      10,739
  Change in unrealized appreciation (depreciation) of investments............................    566,275     195,955
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    642,576     210,877
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    803,629     394,494
   Transfers between Variable Investment Options including guaranteed interest account, net..   (209,550)    (70,201)
   Redemptions for contract benefits and terminations........................................    (53,113)    (18,616)
   Contract maintenance charges..............................................................   (198,389)   (190,461)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    342,577     115,216
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........          7           1

INCREASE (DECREASE) IN NET ASSETS............................................................    985,160     326,094
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,772,219   1,446,125
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,757,379  $1,772,219
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................      5,196       2,537
  Redeemed...................................................................................     (2,648)     (1,247)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      2,548       1,290
                                                                                              ==========  ==========

                                                                                                  MULTIMANAGER CORE
                                                                                                        BOND*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   151,515  $   202,792
  Net realized gain (loss) on investments....................................................      (9,496)     513,783
  Change in unrealized appreciation (depreciation) of investments............................    (380,745)    (213,115)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................    (238,726)     503,460
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     816,629      637,114
   Transfers between Variable Investment Options including guaranteed interest account, net..   3,432,320    1,369,254
   Redemptions for contract benefits and terminations........................................  (2,048,339)    (125,369)
   Contract maintenance charges..............................................................    (528,488)    (564,116)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................   1,672,122    1,316,883
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........          --           --

INCREASE (DECREASE) IN NET ASSETS............................................................   1,433,396    1,820,343
NET ASSETS -- BEGINNING OF PERIOD............................................................  10,733,697    8,913,354
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $12,167,093  $10,733,697
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................     265,053       97,246
  Redeemed...................................................................................    (170,252)     (33,393)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................      94,801       63,853
                                                                                              ===========  ===========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................       3,610        3,409
  Redeemed...................................................................................      (1,131)        (723)
                                                                                              -----------  -----------
  Net Increase (Decrease)....................................................................       2,479        2,686
                                                                                              ===========  ===========

                                                                                                   MULTIMANAGER
                                                                                                   INTERNATIONAL
                                                                                                      EQUITY*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   24,587  $   19,514
  Net realized gain (loss) on investments....................................................    (31,587)    (36,310)
  Change in unrealized appreciation (depreciation) of investments............................    325,156     229,851
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    318,156     213,055
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    439,417     297,864
   Transfers between Variable Investment Options including guaranteed interest account, net..    210,635      27,385
   Redemptions for contract benefits and terminations........................................    (30,248)    (35,380)
   Contract maintenance charges..............................................................   (172,267)   (151,521)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    447,537     138,348
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         --          --

INCREASE (DECREASE) IN NET ASSETS............................................................    765,693     351,403
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,438,998   1,087,595
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,204,691  $1,438,998
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................      2,757       1,253
  Redeemed...................................................................................       (475)       (406)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      2,282         847
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-82

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                 MULTIMANAGER
                                                                                                LARGE CAP CORE
                                                                                                    EQUITY*
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  2,401  $  1,703
  Net realized gain (loss) on investments....................................................   30,394     3,244
  Change in unrealized appreciation (depreciation) of investments............................   70,814    31,016
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................  103,609    35,963
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   40,805    36,084
   Transfers between Variable Investment Options including guaranteed interest account, net..    8,342    (4,445)
   Redemptions for contract benefits and terminations........................................   (7,546)     (707)
   Contract maintenance charges..............................................................  (25,725)  (21,185)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................   15,876     9,747
                                                                                              --------  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........       --        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  119,485    45,710
NET ASSETS -- BEGINNING OF PERIOD............................................................  290,250   244,540
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $409,735  $290,250
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................      478       127
  Redeemed...................................................................................     (387)      (64)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       91        63
                                                                                              ========  ========

                                                                                                 MULTIMANAGER LARGE
                                                                                                     CAP VALUE*
                                                                                              -----------------------
                                                                                                 2013         2012
                                                                                              ----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   24,837  $    15,848
  Net realized gain (loss) on investments....................................................     28,451     (222,189)
  Change in unrealized appreciation (depreciation) of investments............................    380,530      684,152
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from operations......................................    433,818      477,811
                                                                                              ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    240,775      245,096
   Transfers between Variable Investment Options including guaranteed interest account, net..    (48,171)  (3,972,724)
   Redemptions for contract benefits and terminations........................................    (26,684)      (9,895)
   Contract maintenance charges..............................................................   (146,014)    (220,885)
                                                                                              ----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................     19,906   (3,958,408)
                                                                                              ----------  -----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         --           --
                                                                                              ----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    453,724   (3,480,597)
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,332,628    4,813,225
                                                                                              ----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $1,786,352  $ 1,332,628
                                                                                              ==========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Redeemed...................................................................................       (443)    (472,223)
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................       (443)    (472,223)
                                                                                              ==========  ===========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................        589          711
  Redeemed...................................................................................       (463)        (491)
                                                                                              ----------  -----------
  Net Increase (Decrease)....................................................................        126          220
                                                                                              ==========  ===========

                                                                                                 MULTIMANAGER
                                                                                                MID CAP GROWTH*
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $     --  $     --
  Net realized gain (loss) on investments....................................................  256,414     3,635
  Change in unrealized appreciation (depreciation) of investments............................   (7,639)   69,933
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................  248,775    73,568
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  146,822   148,483
   Transfers between Variable Investment Options including guaranteed interest account, net..   (6,726)    4,717
   Redemptions for contract benefits and terminations........................................  (17,388)  (12,771)
   Contract maintenance charges..............................................................  (72,083)  (67,210)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................   50,625    73,219
                                                                                              --------  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........        4        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  299,404   146,787
NET ASSETS -- BEGINNING OF PERIOD............................................................  599,732   452,945
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $899,136  $599,732
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========

UNIT ACTIVITY CLASS B
  Issued.....................................................................................      373       491
  Redeemed...................................................................................     (182)     (140)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................      191       351
                                                                                              ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-83

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                               MULTIMANAGER MID CAP
                                                                                                      VALUE*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    5,449  $    4,262
  Net realized gain (loss) on investments....................................................     67,649      27,601
  Change in unrealized appreciation (depreciation) of investments............................    350,445     115,738
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    423,543     147,601
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    183,645     176,920
   Transfers between Variable Investment Options including guaranteed interest account, net..     12,078         500
   Redemptions for contract benefits and terminations........................................    (21,993)    (13,371)
   Contract maintenance charges..............................................................   (119,733)    (98,707)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................     53,997      65,342
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         11           2
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    477,551     212,945
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,173,270     960,325
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,650,821  $1,173,270
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------

  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        891         829
  Redeemed...................................................................................       (633)       (416)
                                                                                              ----------  ----------

  Net Increase (Decrease)....................................................................        258         413
                                                                                              ==========  ==========

                                                                                                MULTIMANAGER MULTI-
                                                                                                   SECTOR BOND*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   98,537  $   58,022
  Net realized gain (loss) on investments....................................................     54,102     (47,612)
  Change in unrealized appreciation (depreciation) of investments............................   (182,861)    120,542
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    (30,222)    130,952
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    528,078     468,738
   Transfers between Variable Investment Options including guaranteed interest account, net..    (36,503)    (70,490)
   Redemptions for contract benefits and terminations........................................   (126,223)    (78,535)
   Contract maintenance charges..............................................................   (241,564)   (237,322)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    123,788      82,391
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     93,566     213,343
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,728,994   2,515,651
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,822,560  $2,728,994
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................     15,387      12,466
  Redeemed...................................................................................    (20,537)    (15,216)
                                                                                              ----------  ----------

  Net Increase (Decrease)....................................................................     (5,150)     (2,750)
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      2,490       1,541
  Redeemed...................................................................................     (1,015)       (628)
                                                                                              ----------  ----------

  Net Increase (Decrease)....................................................................      1,475         913
                                                                                              ==========  ==========

                                                                                                 MULTIMANAGER SMALL
                                                                                                     CAP GROWTH*
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   (42,147) $   (35,633)
  Net realized gain (loss) on investments....................................................     536,620     (177,439)
  Change in unrealized appreciation (depreciation) of investments............................   4,465,583    1,342,784
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................   4,960,056    1,129,712
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,214,867    1,338,751
   Transfers between Variable Investment Options including guaranteed interest account, net..    (191,114)    (448,584)
   Redemptions for contract benefits and terminations........................................    (834,271)    (666,681)
   Contract maintenance charges..............................................................  (1,025,442)    (988,793)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................    (835,960)    (765,307)
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........          --           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   4,124,096      364,405
NET ASSETS -- BEGINNING OF PERIOD............................................................  10,842,814   10,478,409
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $14,966,910  $10,842,814
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued.....................................................................................          --           --
  Redeemed...................................................................................          --           --
                                                                                              -----------  -----------

  Net Increase (Decrease)....................................................................          --           --
                                                                                              ===========  ===========
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      73,908       88,715
  Redeemed...................................................................................    (116,653)    (143,940)
                                                                                              -----------  -----------

  Net Increase (Decrease)....................................................................     (42,745)     (55,225)
                                                                                              ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-84

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                               MULTIMANAGER SMALL
                                                                                                   CAP VALUE*
                                                                                              --------------------
                                                                                                 2013       2012
                                                                                              ----------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $    5,085  $  3,240
  Net realized gain (loss) on investments....................................................     22,983    20,434
  Change in unrealized appreciation (depreciation) of investments............................    269,153    57,146
                                                                                              ----------  --------

  Net increase (decrease) in net assets from operations......................................    297,221    80,820
                                                                                              ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     93,967    92,382
   Transfers between Variable Investment Options including guaranteed interest account, net..    146,683       348
   Redemptions for contract benefits and terminations........................................     (7,305)  (19,388)
   Contract maintenance charges..............................................................    (55,011)  (43,614)
                                                                                              ----------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................    178,334    29,728
                                                                                              ----------  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         --        --

INCREASE (DECREASE) IN NET ASSETS............................................................    475,555   110,548
NET ASSETS -- BEGINNING OF PERIOD............................................................    572,108   461,560
                                                                                              ----------  --------

NET ASSETS -- END OF PERIOD.................................................................. $1,047,663  $572,108
                                                                                              ==========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................        966       396
  Redeemed...................................................................................       (214)     (242)
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................        752       154
                                                                                              ==========  ========

UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         --        --
  Redeemed...................................................................................         --        --
                                                                                              ----------  --------
  Net Increase (Decrease)....................................................................         --        --
                                                                                              ==========  ========

                                                                                                   MULTIMANAGER
                                                                                                    TECHNOLOGY*
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $       --  $       --
  Net realized gain (loss) on investments....................................................     56,314       9,781
  Change in unrealized appreciation (depreciation) of investments............................    660,116     170,251
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    716,430     180,032
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    631,731     575,828
   Transfers between Variable Investment Options including guaranteed interest account, net..    (86,175)     (1,232)
   Redemptions for contract benefits and terminations........................................    (32,986)    (18,642)
   Contract maintenance charges..............................................................   (235,999)   (199,423)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    276,571     356,531
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         --          --

INCREASE (DECREASE) IN NET ASSETS............................................................    993,001     536,563
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,847,926   1,311,363
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,840,927  $1,847,926
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................      1,711       1,881
  Redeemed...................................................................................       (644)       (326)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      1,067       1,555
                                                                                              ==========  ==========

UNIT ACTIVITY CLASS 2
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

                                                                                                 MUTUAL SHARES
                                                                                                SECURITIES FUND
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  4,478  $  3,087
  Net realized gain (loss) on investments....................................................    2,426       825
  Change in unrealized appreciation (depreciation) of investments............................   44,687    14,945
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................   51,591    18,857
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   53,250    68,138
   Transfers between Variable Investment Options including guaranteed interest account, net..  (14,003)  (11,376)
   Redemptions for contract benefits and terminations........................................   (1,593)   (5,137)
   Contract maintenance charges..............................................................  (16,372)  (12,953)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................   21,282    38,672
                                                                                              --------  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........       23         6

INCREASE (DECREASE) IN NET ASSETS............................................................   72,896    57,535
NET ASSETS -- BEGINNING OF PERIOD............................................................  173,732   116,197
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $246,628  $173,732
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued.....................................................................................       --        --
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========

UNIT ACTIVITY CLASS 2
  Issued.....................................................................................      270       571
  Redeemed...................................................................................     (111)     (219)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................      159       352
                                                                                              ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-85

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                                OPPENHEIMER GLOBAL
                                                                                                      FUND/VA
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   19,150  $   30,627
  Net realized gain (loss) on investments....................................................    150,028      (8,358)
  Change in unrealized appreciation (depreciation) of investments............................    375,103     344,271
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    544,281     366,540
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    207,791     235,929
   Transfers between Variable Investment Options including guaranteed interest account, net..   (125,184)    (50,423)
   Redemptions for contract benefits and terminations........................................   (154,262)   (105,150)
   Contract maintenance charges..............................................................   (108,605)   (101,984)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (180,260)    (21,628)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........        337         163
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    364,358     345,075
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,122,582   1,777,507
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,486,940  $2,122,582
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY ADMINISTRATIVE CLASS
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................     10,955      12,575
  Redeemed...................................................................................    (18,072)    (13,470)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     (7,117)       (895)
                                                                                              ==========  ==========

                                                                                                     PIMCO
                                                                                              COMMODITYREALRETURN(R)
                                                                                               STRATEGY PORTFOLIO
                                                                                              ---------------------
                                                                                                 2013       2012
                                                                                              ---------   --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  10,020   $ 11,165
  Net realized gain (loss) on investments....................................................   (20,533)     2,735
  Change in unrealized appreciation (depreciation) of investments............................   (91,454)     3,263
                                                                                              ---------   --------

  Net increase (decrease) in net assets from operations......................................  (101,967)    17,163
                                                                                              ---------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   375,489    245,592
   Transfers between Variable Investment Options including guaranteed interest account, net..    30,324     96,086
   Redemptions for contract benefits and terminations........................................    (1,113)   (16,256)
   Contract maintenance charges..............................................................   (82,953)   (54,654)
                                                                                              ---------   --------

  Net increase (decrease) in net assets from contractowners transactions.....................   321,747    270,768
                                                                                              ---------   --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........       (11)        11
                                                                                              ---------   --------

INCREASE (DECREASE) IN NET ASSETS............................................................   219,769    287,942
NET ASSETS -- BEGINNING OF PERIOD............................................................   573,038    285,096
                                                                                              ---------   --------

NET ASSETS -- END OF PERIOD.................................................................. $ 792,807   $573,038
                                                                                              =========   ========

CHANGES IN UNITS:
UNIT ACTIVITY ADMINISTRATIVE CLASS
  Issued.....................................................................................        --         --
  Redeemed...................................................................................        --         --
                                                                                              ---------   --------
  Net Increase (Decrease)....................................................................        --         --
                                                                                              =========   ========
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................     3,434      2,903
  Redeemed...................................................................................      (481)      (639)
                                                                                              ---------   --------
  Net Increase (Decrease)....................................................................     2,953      2,264
                                                                                              =========   ========
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................        --         --
  Redeemed...................................................................................        --         --
                                                                                              ---------   --------
  Net Increase (Decrease)....................................................................        --         --
                                                                                              =========   ========

                                                                                                 PIMCO GLOBAL BOND
                                                                                                     PORTFOLIO
                                                                                                    (UNHEDGED)
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   25,492  $   49,978
  Net realized gain (loss) on investments....................................................     19,810     333,105
  Change in unrealized appreciation (depreciation) of investments............................   (383,052)   (137,141)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................   (337,750)    245,942
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    311,267     338,241
   Transfers between Variable Investment Options including guaranteed interest account, net..   (249,469)    153,315
   Redemptions for contract benefits and terminations........................................   (287,770)   (155,137)
   Contract maintenance charges..............................................................   (216,800)   (260,951)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (442,772)     75,468
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         --          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   (780,522)    321,410
NET ASSETS -- BEGINNING OF PERIOD............................................................  4,019,985   3,698,575
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $3,239,463  $4,019,985
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY ADMINISTRATIVE CLASS
  Issued.....................................................................................     20,932      45,243
  Redeemed...................................................................................    (41,598)    (41,703)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................    (20,666)      3,540
                                                                                              ==========  ==========
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY SERVICE CLASS
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-86

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                                 PIMCO REAL RETURN
                                                                                                     PORTFOLIO
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   34,270  $   10,439
  Net realized gain (loss) on investments....................................................     22,269      85,578
  Change in unrealized appreciation (depreciation) of investments............................   (231,353)    (11,574)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................   (174,814)     84,443
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    784,688     730,620
   Transfers between Variable Investment Options including guaranteed interest account, net..    (20,906)    302,186
   Redemptions for contract benefits and terminations........................................       (934)    (15,339)
   Contract maintenance charges..............................................................   (205,822)   (127,000)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................    557,026     890,467
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         --         452
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    382,212     975,362
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,618,351     642,989
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,000,563  $1,618,351
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................      6,612       7,966
  Redeemed...................................................................................     (2,001)       (752)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      4,611       7,214
                                                                                              ==========  ==========

UNIT ACTIVITY CLASS II
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

                                                                                                PIMCO TOTAL RETURN
                                                                                                     PORTFOLIO
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   75,514  $   52,886
  Net realized gain (loss) on investments....................................................     29,339      49,963
  Change in unrealized appreciation (depreciation) of investments............................   (177,852)     82,166
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    (72,999)    185,015
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  1,449,510     901,786
   Transfers between Variable Investment Options including guaranteed interest account, net..    566,577     331,342
   Redemptions for contract benefits and terminations........................................    (20,778)    (15,779)
   Contract maintenance charges..............................................................   (462,624)   (289,040)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................  1,532,685     928,309
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         --         427
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................  1,459,686   1,113,751
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,718,544   1,604,793
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $4,178,230  $2,718,544
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................     15,547       9,927
  Redeemed...................................................................................     (2,498)     (1,823)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     13,049       8,104
                                                                                              ==========  ==========

UNIT ACTIVITY CLASS II
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========

                                                                                                 T. ROWE PRICE
                                                                                                 EQUITY INCOME
                                                                                                 PORTFOLIO--II
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  6,157  $  4,041
  Net realized gain (loss) on investments....................................................   16,306     1,360
  Change in unrealized appreciation (depreciation) of investments............................   87,658    23,184
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................  110,121    28,585
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................  164,759    97,711
   Transfers between Variable Investment Options including guaranteed interest account, net..   64,790    48,869
   Redemptions for contract benefits and terminations........................................   (2,745)     (168)
   Contract maintenance charges..............................................................  (38,095)  (21,651)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................  188,709   124,761
                                                                                              --------  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........       --        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  298,830   153,346
NET ASSETS -- BEGINNING OF PERIOD............................................................  283,659   130,313
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $582,489  $283,659
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY ADVISOR CLASS
  Issued.....................................................................................       --        --
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========

UNIT ACTIVITY CLASS II
  Issued.....................................................................................    1,979     1,224
  Redeemed...................................................................................     (577)     (118)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................    1,402     1,106
                                                                                              ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-87

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                                TEMPLETON DEVELOPING
                                                                                               MARKETS SECURITIES FUND
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   320,502  $   216,116
  Net realized gain (loss) on investments....................................................      15,399      (16,929)
  Change in unrealized appreciation (depreciation) of investments............................    (489,124)   1,741,359
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................    (153,223)   1,940,546
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     214,048      244,615
   Transfers between Variable Investment Options including guaranteed interest account, net..       5,358       67,152
   Redemptions for contract benefits and terminations........................................      (3,970)         (28)
   Contract maintenance charges..............................................................    (256,431)    (236,980)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................     (40,995)      74,759
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........           6            9
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................    (194,212)   2,015,314
NET ASSETS -- BEGINNING OF PERIOD............................................................  16,686,453   14,671,139
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $16,492,241  $16,686,453
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................       2,213        2,983
  Redeemed...................................................................................      (2,590)      (2,204)
                                                                                              -----------  -----------

  Net Increase (Decrease)....................................................................        (377)         779
                                                                                              ===========  ===========

                                                                                                TEMPLETON GLOBAL BOND
                                                                                                   SECURITIES FUND
                                                                                              ------------------------
                                                                                                  2013         2012
                                                                                              -----------  -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   886,838  $ 1,058,297
  Net realized gain (loss) on investments....................................................     213,273       13,480
  Change in unrealized appreciation (depreciation) of investments............................    (793,598)   1,261,618
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from operations......................................     306,513    2,333,395
                                                                                              -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   1,209,703      780,731
   Transfers between Variable Investment Options including guaranteed interest account, net..     362,454      222,555
   Redemptions for contract benefits and terminations........................................     (14,374)     (21,116)
   Contract maintenance charges..............................................................    (503,074)    (375,663)
                                                                                              -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions.....................   1,054,709      606,507
                                                                                              -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         120           --
                                                                                              -----------  -----------

INCREASE (DECREASE) IN NET ASSETS............................................................   1,361,342    2,939,902
NET ASSETS -- BEGINNING OF PERIOD............................................................  18,190,815   15,250,913
                                                                                              -----------  -----------

NET ASSETS -- END OF PERIOD.................................................................. $19,552,157  $18,190,815
                                                                                              ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................      11,330        8,944
  Redeemed...................................................................................      (2,594)      (3,590)
                                                                                              -----------  -----------

  Net Increase (Decrease)....................................................................       8,736        5,354
                                                                                              ===========  ===========

                                                                                                  TEMPLETON
                                                                                                    GROWTH
                                                                                               SECURITIES FUND
                                                                                              -----------------
                                                                                                2013      2012
                                                                                              --------  -------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  6,586  $   931
  Net realized gain (loss) on investments....................................................    7,789     (576)
  Change in unrealized appreciation (depreciation) of investments............................   48,641   11,227
                                                                                              --------  -------

  Net increase (decrease) in net assets from operations......................................   63,016   11,582
                                                                                              --------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................   87,765   44,512
   Transfers between Variable Investment Options including guaranteed interest account, net..  127,060   14,266
   Redemptions for contract benefits and terminations........................................      (70)    (971)
   Contract maintenance charges..............................................................  (17,873)  (4,830)
                                                                                              --------  -------

  Net increase (decrease) in net assets from contractowners transactions.....................  196,882   52,977
                                                                                              --------  -------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........        3       --
                                                                                              --------  -------

INCREASE (DECREASE) IN NET ASSETS............................................................  259,901   64,559
NET ASSETS -- BEGINNING OF PERIOD............................................................   89,494   24,935
                                                                                              --------  -------

NET ASSETS -- END OF PERIOD.................................................................. $349,395  $89,494
                                                                                              ========  =======

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued.....................................................................................    1,798      547
  Redeemed...................................................................................     (287)     (43)
                                                                                              --------  -------

  Net Increase (Decrease)....................................................................    1,511      504
                                                                                              ========  =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-88

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 UIF EMERGING
                                                                                                 MARKETS DEBT
                                                                                                   PORTFOLIO
                                                                                              ------------------
                                                                                                2013      2012
                                                                                              --------  --------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $  7,486  $  5,213
  Net realized gain (loss) on investments....................................................    6,733       508
  Change in unrealized appreciation (depreciation) of investments............................  (31,602)   24,323
                                                                                              --------  --------

  Net increase (decrease) in net assets from operations......................................  (17,383)   30,044
                                                                                              --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    9,937    12,009
   Transfers between Variable Investment Options including guaranteed interest account, net..      186     7,585
   Redemptions for contract benefits and terminations........................................  (27,872)   (1,339)
   Contract maintenance charges..............................................................   (2,281)   (2,329)
                                                                                              --------  --------

  Net increase (decrease) in net assets from contractowners transactions.....................  (20,030)   15,926
                                                                                              --------  --------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........       --        --
                                                                                              --------  --------

INCREASE (DECREASE) IN NET ASSETS............................................................  (37,413)   45,970
NET ASSETS -- BEGINNING OF PERIOD............................................................  208,809   162,839
                                                                                              --------  --------

NET ASSETS -- END OF PERIOD.................................................................. $171,396  $208,809
                                                                                              ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS S SHARES
  Issued.....................................................................................       --        --
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========
UNIT ACTIVITY CLASS I
  Issued.....................................................................................      443       718
  Redeemed...................................................................................   (1,154)     (151)
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................     (711)      567
                                                                                              ========  ========
UNIT ACTIVITY INITIAL SHARES
  Issued.....................................................................................       --        --
  Redeemed...................................................................................       --        --
                                                                                              --------  --------
  Net Increase (Decrease)....................................................................       --        --
                                                                                              ========  ========

                                                                                               VAN ECK VIP EMERGING
                                                                                                   MARKETS FUND
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   18,464  $       --
  Net realized gain (loss) on investments....................................................    274,461     (76,845)
  Change in unrealized appreciation (depreciation) of investments............................   (140,899)    483,508
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    152,026     406,663
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     25,294       2,946
   Transfers between Variable Investment Options including guaranteed interest account, net..    298,175    (301,877)
   Redemptions for contract benefits and terminations........................................   (417,486)    (19,478)
   Contract maintenance charges..............................................................    (42,549)    (61,593)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (136,566)   (380,002)
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........          4          --
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................     15,464      26,661
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,548,186   1,521,525
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $1,563,650  $1,548,186
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS S SHARES
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS I
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY INITIAL SHARES
  Issued.....................................................................................     14,535         153
  Redeemed...................................................................................    (21,088)    (18,517)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     (6,553)    (18,364)
                                                                                              ==========  ==========

                                                                                                VAN ECK VIP GLOBAL
                                                                                                 HARD ASSETS FUND
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   12,748  $       --
  Net realized gain (loss) on investments....................................................      2,500      96,408
  Change in unrealized appreciation (depreciation) of investments............................    217,216      22,001
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    232,464     118,409
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................    398,822     384,831
   Transfers between Variable Investment Options including guaranteed interest account, net..   (136,813)  1,216,177
   Redemptions for contract benefits and terminations........................................   (414,342)    (33,022)
   Contract maintenance charges..............................................................   (136,077)   (102,493)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (288,410)  1,465,493
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         10          45
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................    (55,936)  1,583,947
NET ASSETS -- BEGINNING OF PERIOD............................................................  2,346,012     762,065
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $2,290,076  $2,346,012
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS S SHARES
  Issued.....................................................................................      3,249       4,560
  Redeemed...................................................................................     (1,475)       (741)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................      1,774       3,819
                                                                                              ==========  ==========
UNIT ACTIVITY CLASS I
  Issued.....................................................................................         --          --
  Redeemed...................................................................................         --          --
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................         --          --
                                                                                              ==========  ==========
UNIT ACTIVITY INITIAL SHARES
  Issued.....................................................................................      2,313      27,208
  Redeemed...................................................................................    (12,253)     (1,286)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     (9,940)     25,922
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.

* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-89

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                    VAN ECK VIP
                                                                                                   UNCONSTRAINED
                                                                                                 EMERGING MARKETS
                                                                                                     BOND FUND
                                                                                              ----------------------
                                                                                                 2013        2012
                                                                                              ----------  ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)............................................................... $   18,179  $    4,902
  Net realized gain (loss) on investments....................................................     (1,488)      4,766
  Change in unrealized appreciation (depreciation) of investments............................   (108,887)     21,771
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from operations......................................    (92,196)     31,439
                                                                                              ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners.....................................................     25,504      10,763
   Transfers between Variable Investment Options including guaranteed interest account, net..     93,580     880,828
   Redemptions for contract benefits and terminations........................................   (235,253)    (10,746)
   Contract maintenance charges..............................................................    (29,366)    (23,528)
                                                                                              ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions.....................   (145,535)    857,317
                                                                                              ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Variable Account L...........         (1)          1
                                                                                              ----------  ----------

INCREASE (DECREASE) IN NET ASSETS............................................................   (237,732)    888,757
NET ASSETS -- BEGINNING OF PERIOD............................................................  1,108,498     219,741
                                                                                              ----------  ----------

NET ASSETS -- END OF PERIOD.................................................................. $  870,766  $1,108,498
                                                                                              ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY INITIAL SHARES
  Issued.....................................................................................      6,480      41,085
  Redeemed...................................................................................    (12,837)     (3,668)
                                                                                              ----------  ----------
  Net Increase (Decrease)....................................................................     (6,357)     37,417
                                                                                              ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisor Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available on May 20, 2013.
(b)The unit activity for the EQ/Money Market Variable Investment Option for the year ended December 31, 2013, includes units redeemed of 363 Class B units that were previously represented as outstanding at December 31, 2012, as they were effectively redeemed prior to that date.

                                    FSA-90

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013

1. Organization

   MONY America Variable Account L (the "Variable Account") is a separate investment account established on February 19, 1985, by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona. On July 8, 2004 AXA Financial, Inc. ("AXA Financial") completed its acquisition of The MONY Group, Inc. ("MONY Group", the ultimate parent of MONY Life Insurance Company ("MONY") and MONY America), upon which MONY America became a wholly-owned subsidiary of AXA Equitable Financial Services, LLC ("AEFS"), which is a downstream holding company of AXA Financial. Effective October 1, 2013, MONY America is a wholly-owned subsidiary of AEFS. AEFS is a direct wholly owned subsidiary of AXA Financial.

   On October 1, 2013, AXA Financial and AEFS completed the sale of the stock of MONY and the reinsurance of an in-force book of life insurance and annuity policies written primarily prior to 2004 by MONY America to Protective Life Insurance Company ("Protective Life"). Prior to the close, MONY's subsidiaries, including MONY America, were distributed to AEFS. MONY America transferred and ceded assets to Protective Life.

   The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used to support Flexible Premium Variable Life Policies, which include MONY Variable Life (Strategist), MONY Corporate Sponsored Variable Universal Life (CSVUL), Variable Universal Life (MONY Equity Master, MONY Custom Master, MONY Custom Estate Master, MONY Variable Universal Life and Incentive Life/SM/ Legacy), and Survivorship Variable Universal Life (collectively, the "Variable Life Policies"). These policies are issued by MONY America, which is a wholly- owned subsidiary of MONY.

   The Variable Account has Variable Investment Options, each of which invest in shares of a mutual fund portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., American Funds Insurance Series(R), AXA Premier VIP Trust ("VIP"), Dreyfus Stock Index Fund, Inc., EQ Advisors Trust ("EQAT"), Fidelity(R) Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Funds Variable Insurance Portfolios, Janus Aspen Series, Lazard Retirement Series, Inc., MFS(R) Variable Insurance Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, T. Rowe Price Equity Series, Inc. The Universal Institutional Funds, Inc., and Van Eck VIP Trust (collectively, "the Trusts"). The Trusts are registered under the 1940 Act as open-ended, investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Variable Account.

   The Variable Account consists of the following Variable Investment Options:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
  .   Invesco V.I. Diversified Dividend Fund
  .   Invesco V.I. Global Core Equity Fund
  .   Invesco V.I. Global Health Care Fund
  .   Invesco V.I. Global Real Estate Fund
  .   Invesco V.I. International Growth Fund
  .   Invesco V.I. Mid Cap Core Equity Fund
  .   Invesco V.I. Small Cap Equity Fund
  .   Invesco V.I. Technology Fund

     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  .   American Century VP Mid Cap Value Fund

     AMERICAN FUNDS INSURANCE SERIES(R)
  .   American Funds Insurance Series(R) Global Small Capitalization Fund/sm/
  .   American Funds Insurance Series(R) New World Fund(R)

     AXA PREMIER VIP TRUST*
  .   AXA Aggressive Allocation
  .   AXA Conservative Allocation
  .   AXA Conservative-Plus Allocation
  .   AXA Moderate Allocation
  .   AXA Moderate-Plus Allocation
  .   Multimanager Aggressive Equity
  .   Multimanager Core Bond
  .   Multimanager International Equity
  .   Multimanager Large Cap Core Equity
  .   Multimanager Large Cap Value
  .   Multimanager Mid Cap Growth
  .   Multimanager Mid Cap Value
  .   Multimanager Multi-Sector Bond
  .   Multimanager Small Cap Growth
  .   Multimanager Small Cap Value
  .   Multimanager Technology

     DREYFUS STOCK INDEX FUND, INC.
  .   Dreyfus Stock Index Fund, Inc.

     EQ ADVISORS TRUST*
  .   All Asset Aggressive-Alt 25
  .   All Asset Growth-Alt 20
  .   All Asset Moderate Growth-Alt 15
  .   AXA Balanced Strategy
  .   AXA Conservative Growth Strategy
  .   AXA Conservative Strategy
  .   AXA Growth Strategy
  .   AXA Moderate Growth Strategy
  .   AXA Tactical Manager 400
  .   AXA Tactical Manager 500
  .   AXA Tactical Manager 2000
  .   AXA Tactical Manager International
  .   EQ/AllianceBernstein Small Cap Growth
  .   EQ/BlackRock Basic Value Equity
  .   EQ/Boston Advisors Equity Income
  .   EQ/Calvert Socially Responsible
  .   EQ/Capital Guardian Research
  .   EQ/Common Stock Index
  .   EQ/Core Bond Index

                                    FSA-91

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

1. Organization (Continued)

 .   EQ/Equity 500 Index
 .   EQ/Equity Growth PLUS
 .   EQ/GAMCO Mergers and Acquisitions
 .   EQ/GAMCO Small Company Value
 .   EQ/Global Bond PLUS
 .   EQ/Global Multi-Sector Equity
 .   EQ/Intermediate Government Bond
 .   EQ/International Core PLUS
 .   EQ/International Equity Index
 .   EQ/International Value PLUS
 .   EQ/Invesco Comstock/(1)/
 .   EQ/JPMorgan Value Opportunities
 .   EQ/Large Cap Core PLUS
 .   EQ/Large Cap Growth Index
 .   EQ/Large Cap Growth PLUS
 .   EQ/Large Cap Value Index
 .   EQ/Large Cap Value PLUS
 .   EQ/Lord Abbett Large Cap Core
 .   EQ/MFS International Growth
 .   EQ/Mid Cap Index
 .   EQ/Mid Cap Value PLUS
 .   EQ/Money Market
 .   EQ/Montag & Caldwell Growth
 .   EQ/Morgan Stanley Mid Cap Growth
 .   EQ/PIMCO Ultra Short Bond
 .   EQ/Quality Bond PLUS
 .   EQ/Small Company Index
 .   EQ/T. Rowe Price Growth Stock
 .   EQ/UBS Growth & Income
 .   EQ/Wells Fargo Omega Growth

     FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
 .   Fidelity(R) VIP Asset Manager Portfolio
 .   Fidelity(R) VIP Contrafund(R) Portfolio
 .   Fidelity(R) VIP Growth & Income Portfolio
 .   Fidelity(R) VIP Mid Cap Portfolio

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 .   Franklin Income Securities Fund
 .   Franklin Rising Dividends Securities Fund
 .   Franklin Small Cap Value Securities Fund
 .   Franklin Strategic Income Securities Fund
 .   Mutual Shares Securities Fund
 .   Templeton Developing Markets Securities Fund
 .   Templeton Global Bond Securities Fund
 .   Templeton Growth Securities Fund

     GOLDMAN SACHS VARIABLE INSURANCE TRUST
 .   Goldman Sachs VIT Mid Cap Value Fund

     IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
 .   Ivy Funds VIP Energy
 .   Ivy Funds VIP High Income
 .   Ivy Funds VIP Mid Cap Growth
 .   Ivy Funds VIP Small Cap Growth
 .   Ivy Funds VIP Science And Technology

     JANUS ASPEN SERIES
 .   Janus Aspen Series Balanced Portfolio
 .   Janus Aspen Series Enterprise Portfolio
 .   Janus Aspen Series Forty Portfolio
 .   Janus Aspen Series Global Research Portfolio/(2)/
 .   Janus Aspen Series Overseas Portfolio
 .   Janus Aspen Series Perkins Mid Cap Value Portfolio

     LAZARD RETIREMENT SERIES, INC.
 .   Lazard Retirement Emerging Markets Equity Portfolio

     MFS(R) VARIABLE INSURANCE TRUST
 .   MFS(R) International Value Portfolio
 .   MFS(R) Investors Growth Stock Series
 .   MFS(R) Investors Trust Series
 .   MFS(R) Utilities Series

     OPPENHEIMER VARIABLE ACCOUNT FUNDS
  .   Oppenheimer Global Fund/VA/(3)/

     PIMCO VARIABLE INSURANCE TRUST
 .   PIMCO CommodityRealReturn(R) Strategy Portfolio/(4)/
 .   PIMCO Global Bond Portfolio (Unhedged)/(5)/
 .   PIMCO Real Return Portfolio/(6)/
 .   PIMCO Total Return Portfolio/(7)/

     T. ROWE PRICE EQUITY SERIES, INC.
 .   T. Rowe Price Equity Income Portfolio - II

     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 .   UIF Emerging Markets Debt Portfolio

     VAN ECK VIP TRUST
 .   Van Eck VIP Emerging Markets Fund
 .   Van Eck VIP Global Hard Assets Fund
 .   Van Eck VIP Unconstrained Emerging Markets Bond Fund/(8)/

  (1)Formerly known as EQ/Van Kampen Comstock
  (2)Formerly known as Janus Aspen Series Worldwide Portfolio
  (3)Formerly known as Oppenheimer Global Securities Fund/VA
  (4)Formerly known as PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio
  (5)Formerly known as PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged)
  (6)Formerly known as PIMCO Variable Insurance Trust Real Return Portfolio
  (7)Formerly known as PIMCO Variable Insurance Trust Total Return Portfolio
  (8)Formerly known as Van Eck VIP Global Bond Fund

   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.

                                    FSA-92

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

1. Organization (Concluded)


   Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from those of MONY America's other assets and liabilities. The assets of the Variable Account are the property of MONY America. However, the portion of the Variable Account's assets attributable to the Variable Life Policies will not be chargeable with liabilities arising out of any other business MONY America may conduct.

   The amount retained by MONY America in the Variable Account arises primarily from (1) contributions from MONY America, (2) mortality and expense risk charges, administrative charges accumulated in the Variable Account, and
   (3) that portion, determined ratably, of the Variable Account's investment results applicable to those assets in the Variable Account in excess of the net assets, attributable to accumulation of units. Amounts retained by MONY America are not subject to charges for mortality and expense charges and administrative charges. Amounts retained by MONY America in the Variable Account may be transferred at any time by MONY America to its General Account ("General Account").

   Each of the Variable Investment Options of the Variable Account bears indirect exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by MONY America to the Contractowners of the Variable Investment Options of the Variable Account.

   In the normal course of business, MONY America on behalf of the Variable Investment Options may have include agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Variable Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   INVESTMENTS:

   Investments are made in shares of the Portfolios and are valued at the reported net asset values per share of the respective Portfolios. The net asset values are determined by the Trusts using the fair value of the underlying assets of each Portfolio less liabilities.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested at ex-dividend date. Realized gains and losses include (1) gains and losses on the redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions representing the net realized gains on investments transactions of the Portfolios.

   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amount due to/from MONY America's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent Contractowner contributions under the Variable Life Policies (but exclude amounts allocated to the guaranteed interest account with market value adjustment, reflected in the General Account) reduced by deductions and changes, including premium charges, as applicable and state premium taxes.

   Transfers between Variable Investment Options including the guaranteed interest account with market value adjustment, net, are amounts that Contractowners have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. MONY America is required by state insurance law to set aside additional assets in MONY America's General Account to provide for other policy benefits. MONY America's General Account is subject to creditor rights.

                                    FSA-93

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

2. Significant Accounting Policies (Concluded)


   Redemptions for contract benefits and terminations are payments to Contractowners and beneficiaries made under the terms of the Variable Life Policies, and amounts that Contractowners have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if any, are included in Redemptions for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the contracts.

   TAXES:

   The operations of the Variable Account are included in the federal income tax return of MONY America, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income, or realized and unrealized capital gains, is currently applicable to the Variable Life Policies participating in the Variable Account by reasons of applicable provisions of the Internal Revenue Code, and no federal income tax payable by MONY America is expected to affect the unit values of Variable Life Policies participating in the Variable Account. Accordingly, no provision for income taxes is required. However, MONY America retains the right to charge for any federal income tax, which is attributable to the Variable Account, if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 -- Quoted prices for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Variable Account are classified as Level 1. There were no transfers between Level 1, Level 2 and Level 3 during the year.

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:

                                                                          PURCHASES     SALES
                                                                         ----------- -----------
All Asset Aggressive-Alt 25............................................. $    59,792 $     3,960
All Asset Growth-Alt 20.................................................  11,790,864  11,607,717
All Asset Moderate Growth-Alt 15........................................     184,450       5,372
American Century VP Mid Cap Value Fund..................................     351,961      78,099
American Funds Insurance Series(R) Global Small Capitalization Fund/sm/.      29,019       6,283
American Funds Insurance Series(R) New World Fund(R)....................      23,581       1,528
AXA Aggressive Allocation...............................................   2,765,118     970,121
AXA Balanced Strategy...................................................   5,311,533     480,684
AXA Conservative Allocation.............................................     658,483     266,234
AXA Conservative Growth Strategy........................................   1,357,993     297,009
AXA Conservative-Plus Allocation........................................   1,208,786   1,072,900
AXA Conservative Strategy...............................................     390,456     231,190
AXA Growth Strategy.....................................................   4,301,564     125,595
AXA Moderate Allocation.................................................   4,806,202   2,355,264
AXA Moderate Growth Strategy............................................  12,269,976   1,625,117
AXA Moderate-Plus Allocation............................................   8,442,293   2,195,778
AXA Tactical Manager 400................................................     218,909      53,096

                                    FSA-94

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

4. Purchases and Sales of Investments (Continued)

                                            PURCHASES     SALES
                                           ----------- -----------
AXA Tactical Manager 500.................. $   261,377 $    76,475
AXA Tactical Manager 2000.................     141,311      29,695
AXA Tactical Manager International........      68,508       7,957
Dreyfus Stock Index Fund, Inc.............   3,449,050  10,677,333
EQ/AllianceBernstein Small Cap Growth.....     801,475     350,575
EQ/BlackRock Basic Value Equity...........   1,087,936     415,762
EQ/Boston Advisors Equity Income..........   3,573,358   3,937,333
EQ/Calvert Socially Responsible...........     184,121     353,459
EQ/Capital Guardian Research..............     730,395     910,321
EQ/Common Stock Index.....................   1,844,220     249,346
EQ/Core Bond Index........................   3,657,603  10,683,554
EQ/Equity 500 Index.......................   3,335,762     394,299
EQ/Equity Growth PLUS.....................   1,010,629   1,960,116
EQ/GAMCO Mergers and Acquisitions.........     255,995     106,480
EQ/GAMCO Small Company Value..............  10,933,128  13,631,739
EQ/Global Bond PLUS.......................     317,071      99,469
EQ/Global Multi-Sector Equity.............     795,499     440,547
EQ/Intermediate Government Bond...........   1,041,397   2,253,067
EQ/International Core PLUS................     294,304     178,226
EQ/International Equity Index.............   3,141,026     332,858
EQ/International Value PLUS...............     505,864     562,986
EQ/Invesco Comstock.......................     538,750     136,512
EQ/JPMorgan Value Opportunities...........     174,929      78,493
EQ/Large Cap Core PLUS....................     905,211      43,504
EQ/Large Cap Growth Index.................     451,207     180,229
EQ/Large Cap Growth PLUS..................     180,877     133,082
EQ/Large Cap Value Index..................     987,950   1,162,151
EQ/Large Cap Value PLUS...................     351,739     431,118
EQ/Lord Abbett Large Cap Core.............     330,945      38,814
EQ/MFS International Growth...............   3,651,696   4,822,356
EQ/Mid Cap Index..........................     879,541     677,598
EQ/Mid Cap Value PLUS.....................   1,255,152   2,235,463
EQ/Money Market...........................  15,181,054  20,170,893
EQ/Montag & Caldwell Growth...............  11,951,979   8,791,896
EQ/Morgan Stanley Mid Cap Growth..........   2,536,572   2,419,166
EQ/PIMCO Ultra Short Bond.................   1,079,457     915,449
EQ/Quality Bond PLUS......................     962,903   1,712,438
EQ/Small Company Index....................   1,703,711   1,952,552
EQ/T. Rowe Price Growth Stock.............   4,555,518   8,530,453
EQ/UBS Growth & Income....................   1,743,986   3,043,054
EQ/Wells Fargo Omega Growth...............   2,175,060     137,909
Fidelity(R) VIP Asset Manager Portfolio...         641         315
Fidelity(R) VIP Contrafund(R) Portfolio...   2,791,612   5,903,216
Fidelity(R) VIP Growth & Income Portfolio.     338,941     174,426
Fidelity(R) VIP Mid Cap Portfolio.........     771,631      28,653
Franklin Income Securities Fund...........   1,259,668   1,288,875
Franklin Rising Dividends Securities Fund.   1,628,157     190,379
Franklin Small Cap Value Securities Fund..      83,268      47,221
Franklin Strategic Income Securities Fund.   1,061,352     145,639
Goldman Sachs VIT Mid Cap Value Fund......     253,447      39,530
Invesco V.I. Diversified Dividend Fund....     166,446   1,024,746
Invesco V.I. Global Core Equity Fund......     112,918      82,972
Invesco V.I. Global Health Care Fund......      99,882     193,782
Invesco V.I. Global Real Estate Fund......     857,978     174,569

                                    FSA-95

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

4. Purchases and Sales of Investments (Concluded)

                                                      PURCHASES    SALES
                                                      ---------- ----------
Invesco V.I. International Growth Fund............... $  413,170 $   41,021
Invesco V.I. Mid Cap Core Equity Fund................    115,804     16,872
Invesco V.I. Small Cap Equity Fund...................     93,976     37,081
Invesco V.I. Technology Fund.........................     62,265     27,340
IVY Funds VIP Energy.................................    425,946    174,261
IVY Funds VIP High Income............................    583,154      3,748
IVY Funds VIP Mid Cap Growth.........................    542,308    169,036
IVY Funds VIP Science and Technology.................    299,399     20,107
IVY Funds VIP Small Cap Growth.......................    282,627     33,088
Janus Aspen Series Balanced Portfolio................  1,541,549  1,996,624
Janus Aspen Series Enterprise Portfolio..............  1,056,185  2,539,361
Janus Aspen Series Forty Portfolio...................  1,162,531  3,397,288
Janus Aspen Series Global Research Portfolio.........  1,100,849  2,189,185
Janus Aspen Series Overseas Portfolio................    586,114    875,972
Janus Aspen Series Perkins Mid Cap Value Portfolio...    504,972    701,519
Lazard Retirement Emerging Markets Equity Portfolio..  1,118,221    117,530
MFS(R) International Value Portfolio.................  1,485,045    135,498
MFS(R) Investors Growth Stock Series.................     45,547     13,618
MFS(R) Investors Trust Series........................     26,137      8,221
MFS(R) Utilities Series..............................    231,507    325,039
Multimanager Aggressive Equity.......................    623,887    278,720
Multimanager Core Bond...............................  4,353,524  2,502,909
Multimanager International Equity....................    568,095     95,971
Multimanager Large Cap Core Equity...................     94,073     75,796
Multimanager Large Cap Value.........................    149,900    105,157
Multimanager Mid Cap Growth..........................    339,604     48,365
Multimanager Mid Cap Value...........................    185,643    126,197
Multimanager Multi-Sector Bond.......................    673,054    450,729
Multimanager Small Cap Growth........................  1,415,183  2,293,290
Multimanager Small Cap Value.........................    240,026     56,607
Multimanager Technology..............................    446,649    170,078
Mutual Shares Securities Fund........................     40,458     14,698
Oppenheimer Global Fund/VA...........................    297,023    457,633
PIMCO CommodityRealReturn(R) Strategy Portfolio......    385,087     53,320
PIMCO Global Bond Portfolio (Unhedged)...............    520,396    914,671
PIMCO Real Return Portfolio..........................    852,775    245,424
PIMCO Total Return Portfolio.........................  1,936,072    291,911
T. Rowe Price Equity Income Portfolio - II...........    273,473     78,607
Templeton Developing Markets Securities Fund.........    556,148    276,641
Templeton Global Bond Securities Fund................  2,483,450    312,933
Templeton Growth Securities Fund.....................    240,700     37,232
UIF Emerging Markets Debt Portfolio..................     22,425     32,675
Van Eck VIP Emerging Markets Fund....................    387,638    505,740
Van Eck VIP Global Hard Assets Fund..................    494,665    729,592
Van Eck VIP Unconstrained Emerging Markets Bond Fund.    166,719    293,928

5. Expenses and Related Party Transactions

   INVESTMENT MANAGER AND ADVISORS:

   The assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. All share classes are subject to fees for investment management and advisory services and other Portfolio expenses and are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") approved by EQAT and VIP Trusts' Board of Trustees and adopted by

                                    FSA-96

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

5. Expenses and Related Party Transactions (Concluded)

   the applicable Portfolio. The Rule12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A or Class B shares in respect of activities primarily intended to result in the sale of the respective shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable Life Insurance Company ("AXA Equitable"), a subsidiary of AXA Financial and its affiliates, serves as investment manager of Portfolios of EQAT and VIP. Each investment manager receives management fees for services performed in its capacity as investment manager of the Portfolios. Investment managers either oversee the activities of the investment advisors with respect to EQAT and VIP, and are responsible for retaining and discontinuing the service of those advisors, or directly managing the Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.11% to a high of 1.40% of the average daily net assets of the Portfolios of EQAT and VIP. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the Advisors of each Portfolio. In Addition, AXA Advisors, LLC, ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above. These fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable, AXA Advisors or AXA Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services in connection with the Variable Investment Options' investment in the Portfolios. These fees and payments range from 0.00% to 0.60% of the unaffiliated Portfolios' average daily net assets. AXA Advisors or AXA Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective Portfolios.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/AllianceBernstein Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, and EQ/Small Company Index, as well as a portion of EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership, which is indirectly majority-owned by AXA Equitable and AXA Financial.

   CONTRACT DISTRIBUTION AND PRINCIPAL UNDERWRITER:

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Variable Life Policies and the Variable Accounts. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

   The Variable Life Policies are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network"), or its subsidiaries (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Variable Life Policies are also sold through licensed insurance agents (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and are members of the FINRA) that have entered into selling agreements with AXA Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed agents of AXA Equitable, and are registered representatives of the broker-dealers under contracts with AXA Distributors.

6. Contractowner Charges

   Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes. Net policy premiums are included in "Payments received from Contractowners" in the Statements of Changes in Net Assets.

                                    FSA-97

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

6. Contractowner Charges (Continued)


   The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the total amount under the policy in each Variable Investment Option ("fund value") to compensate MONY America. MONY America may impose a surrender charge when the Contractowners request a full or partial surrender. These deductions are treated as Contractowner redemptions by the Variable Account.

   There are optional insurance benefit charges, in addition to the charges below, which are determined in accordance with the specific terms of the relevant rider, if such options are elected.

   The charges below are the current annual charges deducted from the net unit value of the Variable Investment Options, or from the fund value. Higher charges may be permitted under the terms of the various policies. All charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets with the exception of Mortality & Expense Risk Charge which is reflected as "Asset-based Charges" in the Statement of Operations.

   PREMIUM CHARGE: This charge is deducted from each premium payment and is netted against "Payments received from Contractowners". This charge ranges from a low of 0% to a high of 12%.

   MORTALITY & EXPENSE RISK CHARGE: This charge is deducted daily from the net unit value of the Variable Investment Options, and ranges from a low of 0% to a high of 1.75%. For Incentive Life Legacy, Incentive Life Legacy II (a), and MONY America Corporate Sponsored Variable Universal Life the charge is deducted from the fund value.

   MONTHLY PER $1,000 SPECIFIED AMOUNT CHARGE: This charge is deducted over a number of years from the fund value, depending upon the provisions of the Variable Life Policies. Generally, this charge grades to zero based on a schedule, as defined in the Variable Life Policies, and is a percentage or dollar value of the Specified Amount (Face Amount). This charge varies based on a number of factors, including issue age, gender and risk class.

   ADMINISTRATIVE CHARGE: The charge is deducted monthly from the fund value, based on a specific amount of the policy. The charge ranges from a low of $0 to a high of $31.50.

   COST OF INSURANCE: The cost of insurance charge is a monthly deduction, which is deducted from fund value. The charge is calculated by multiplying the cost of insurance rate by the net amount at risk at the beginning of the policy month. The charge varies by gender, age, policy duration and underwriting class.

   TRANSFER CHARGE: MONY America does not currently assess this charge, but reserves the right to impose a transfer charge. The charge may range from a low of $0 to a high of $25 per transfer.

   PARTIAL SURRENDER CHARGE: This charge is assessed when a Contractowner surrenders a portion of their policy's cash value. The charge is deducted from the fund value, and ranges from a low of $0 to a high of $25.

   SURRENDER CHARGE: The surrender charge is assessed upon full policy surrender. Generally, the charge is based on a factor per $1,000 of the initial specified amount (or increases in the specified amount), and varies by issue age, gender and risk class.

   MEDICAL UNDERWRITING CHARGE: This charge is applicable only to Corporate Sponsored Variable Universal Life Contractowners. The charge is a flat fee of $5, and deducted monthly from fund value for the first three policy years on policies that were issued on a medically underwritten basis.

   GUARANTEED ISSUE CHARGE: This charge is applicable only to Corporate Sponsored Variable Universal Life Contractowners. The charge is a flat fee of $3, and deducted monthly from fund value for the first three policy years on policies that were issued on a guaranteed issue basis.

   REINSTATEMENT FEE: This charge is applicable only to Corporate Sponsored Variable Universal Life Contractowners, and is deducted at the time the policy is reinstated. The charge is $150.

   LOAN INTEREST RATE SPREAD: It is assessed each policy anniversary after the loan is taken, or upon death, surrender or lapse, if earlier. The amount of the charges will vary from a low of 0% to a high of 1.60% depending on the policy year.

   ILLUSTRATION PROJECTION REPORT CHARGE: This charge may be deducted upon notification of a report request after the first policy anniversary, which will project future benefits and values under the policy. The charge ranges from a low of $0 to a high of $25.

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

6. Contractowner Charges (Concluded)


   CHARGE FOR STATE AND LOCAL TAX EXPENSE: This charge is a percentage of each premium paid and varies by state.

   CHARGE FOR FEDERAL TAX EXPENSE: This charge is 1.25% of each premium paid.

   RIDERS: The charge for any optional benefits elected by the Contractowner are deducted monthly from the fund value.

  (a)For policies with the Market Stabilizer Option, there is an additional charge of 1.40% of any policy account value allocated to each segment of the Market Stabilizer Option on a current basis. The current percentage charge for Market Stabilizer Option is lower than the guaranteed charge.

                                    FSA-99

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013


7. Financial Highlights

   The Variable Life Policies have unique combinations of features and fees that are charged against the Contractowner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

   The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Variable Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

                                                                                                AT DECEMBER 31,
                                                                               -------------------------------------------------
                                                                                               UNITS OUTSTANDING
                                                                               -------------------------------------------------
                                                                SHARE CLASS+     2013      2012      2011      2010      2009
                                                                ------------   --------- --------- --------- --------- ---------
All Asset Aggressive-Alt 25(e)................................. CLASS B              536        --        --        --        --
All Asset Growth-Alt 20........................................ CLASS B        2,698,162 2,907,339 3,211,366 3,526,149 3,853,803
All Asset Moderate Growth-Alt 15(e)............................ CLASS B            1,729        --        --        --        --
American Century VP Mid Cap Value Fund(b)...................... CLASS II           4,160     2,340     1,290       236        --
American Funds Insurance Series(R) Global Small Capitalization
 Fund/sm/(e)................................................... CLASS 4              220        --        --        --        --
American Funds Insurance Series(R) New World Fund(R)(e)........ CLASS 4              212        --        --        --        --
AXA Aggressive Allocation...................................... CLASS A               74        89        90        92        94
AXA Aggressive Allocation...................................... CLASS B          229,729   221,472   203,967   191,172   173,465
AXA Balanced Strategy(a)....................................... CLASS B          113,942    78,637    51,912    22,865     2,439
AXA Conservative Allocation.................................... CLASS A               63        82        83    11,653        86
AXA Conservative Allocation.................................... CLASS B           60,545    57,070    61,488    56,458    56,159
AXA Conservative Growth Strategy(a)............................ CLASS B           31,348    23,282    15,302     7,113       296
AXA Conservative-Plus Allocation............................... CLASS A            9,634       136       142     1,271     1,177
AXA Conservative-Plus Allocation............................... CLASS B          131,864   166,319   155,244   136,145    88,429
AXA Conservative Strategy(a)................................... CLASS B           14,453    13,269     7,900     4,981       571
AXA Growth Strategy(a)......................................... CLASS B          108,909    81,140    52,742    22,660     2,943
AXA Moderate Allocation........................................ CLASS A              437       363       402       310       279
AXA Moderate Allocation........................................ CLASS B          461,353   503,581   513,389   484,392   424,746
AXA Moderate Growth Strategy(a)................................ CLASS B          281,317   207,545   144,372    65,733     6,335
AXA Moderate-Plus Allocation................................... CLASS A            6,158     6,079     5,976     5,866     1,700
AXA Moderate-Plus Allocation................................... CLASS B          778,993   751,045   805,457   809,612   700,541
AXA Tactical Manager 400(b).................................... CLASS B            2,124       978       653       565        --
AXA Tactical Manager 500(b).................................... CLASS B            2,557     1,390       498       303        --
AXA Tactical Manager 2000(b)................................... CLASS B            1,774     1,095       526       267        --
AXA Tactical Manager International(b).......................... CLASS B            1,791     1,404       917       310        --
Dreyfus Stock Index Fund, Inc.................................. INITIAL SHARES 1,866,638 2,262,696 1,722,346 1,976,534 2,947,295
EQ/AllianceBernstein Small Cap Growth.......................... CLASS A           36,570    42,072    38,203    47,345    51,285
EQ/AllianceBernstein Small Cap Growth.......................... CLASS B            9,254     8,452     7,499     6,723     5,090
EQ/BlackRock Basic Value Equity................................ CLASS B           64,027    67,243    64,219    67,780    67,562
EQ/Boston Advisors Equity Income............................... CLASS A          312,831   396,335   506,977   545,899   595,958
EQ/Boston Advisors Equity Income............................... CLASS B          412,446   452,039   486,614   527,040   597,091
EQ/Calvert Socially Responsible................................ CLASS A          113,564   133,384   148,602   156,524   183,533
EQ/Calvert Socially Responsible................................ CLASS B           23,197    23,350    22,539    22,475    23,060
EQ/Capital Guardian Research................................... CLASS A          271,726   297,019   311,554   336,692   378,779
EQ/Capital Guardian Research................................... CLASS B            3,024     2,274     1,588     1,392     1,234
EQ/Common Stock Index.......................................... CLASS A            1,613     1,820     1,786     2,006     9,006
EQ/Common Stock Index.......................................... CLASS B           60,850    49,511    44,792    37,159    28,845
EQ/Core Bond Index............................................. CLASS A        1,737,356 2,240,169 2,356,880 2,527,101 2,754,872
EQ/Core Bond Index............................................. CLASS B           17,246    14,741    12,609    16,433    10,181
EQ/Equity 500 Index............................................ CLASS B           72,836    52,835    42,638    34,731    26,585
EQ/Equity Growth PLUS.......................................... CLASS B          536,139   590,858   671,053   740,378   794,475
EQ/GAMCO Mergers and Acquisitions.............................. CLASS B            7,288     6,682     5,867     4,482     2,555
EQ/GAMCO Small Company Value................................... CLASS B        1,285,720 1,415,989 1,514,757 1,679,573 1,872,176

                                    FSA-100

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                              AT DECEMBER 31,
                                                             -------------------------------------------------
                                                                             UNITS OUTSTANDING
                                                             -------------------------------------------------
                                             SHARE CLASS+      2013      2012      2011      2010      2009
                                             ------------    --------- --------- --------- --------- ---------
EQ/Global Bond PLUS......................... CLASS B            11,591    10,344     9,564     8,198     6,262
EQ/Global Multi-Sector Equity............... CLASS A            29,393    27,766    33,580    36,852    44,437
EQ/Global Multi-Sector Equity............... CLASS B            25,906    24,910    22,754    21,265    16,897
EQ/Intermediate Government Bond............. CLASS A           759,416   834,578   910,778   999,738   542,664
EQ/Intermediate Government Bond............. CLASS B             6,020     5,652     4,730     4,120     2,935
EQ/International Core PLUS.................. CLASS B             9,329     8,638     7,108     5,571     4,307
EQ/International Equity Index............... CLASS A           224,276    53,135    55,645    62,083   103,658
EQ/International Equity Index............... CLASS B            31,623    28,732    24,094    21,417    17,563
EQ/International Value PLUS................. CLASS A            72,550    93,587   217,301   227,362   229,951
EQ/International Value PLUS................. CLASS B            17,904    16,295    14,705    13,134     8,753
EQ/Invesco Comstock......................... CLASS B             9,094     6,801     6,049     5,235     1,990
EQ/JPMorgan Value Opportunities............. CLASS A                56     3,347     1,554     1,350       153
EQ/JPMorgan Value Opportunities............. CLASS B             3,814     3,278     3,122     2,701     1,783
EQ/Large Cap Core PLUS...................... CLASS B            10,605     4,211     3,242     2,985       572
EQ/Large Cap Growth Index................... CLASS B            14,643    13,247    11,139     9,839     7,362
EQ/Large Cap Growth PLUS.................... CLASS A            13,055    13,522    14,871        --        --
EQ/Large Cap Growth PLUS.................... CLASS B             6,618     6,400     5,727     3,091     2,398
EQ/Large Cap Value Index(d)................. CLASS A           370,814   395,149   428,045        --        --
EQ/Large Cap Value Index(d)................. CLASS B            16,910    15,134    13,702     5,201     3,603
EQ/Large Cap Value PLUS..................... CLASS A            77,975    82,761   368,161   397,578   406,178
EQ/Large Cap Value PLUS..................... CLASS B            23,125    23,509    22,721    22,183    20,914
EQ/Lord Abbett Large Cap Core............... CLASS B             5,810     5,038     4,488     3,396     2,253
EQ/MFS International Growth................. CLASS B           820,368   911,792   820,016   888,308 1,036,589
EQ/Mid Cap Index............................ CLASS A           158,325   167,646   171,486   175,183   189,974
EQ/Mid Cap Index............................ CLASS B            19,780    17,713    15,853    14,718    12,753
EQ/Mid Cap Value PLUS....................... CLASS A           619,646   678,950   810,125   873,177   956,441
EQ/Mid Cap Value PLUS....................... CLASS B            10,906    10,789     9,964     9,438     8,977
EQ/Money Market............................. CLASS A           920,258   992,584 1,105,579 1,302,173 1,771,553
EQ/Money Market............................. CLASS B            55,917    87,841    36,658    31,225    29,607
EQ/Montag & Caldwell Growth................. CLASS B         2,940,635 3,199,158 3,777,832 4,129,753 4,523,992
EQ/Morgan Stanley Mid Cap Growth............ CLASS A           495,861   547,151   540,463   587,462   628,225
EQ/Morgan Stanley Mid Cap Growth............ CLASS B            16,620    15,090    12,071     9,117     7,025
EQ/PIMCO Ultra Short Bond................... CLASS A            85,881    94,218   101,846   109,659   119,768
EQ/PIMCO Ultra Short Bond................... CLASS B           205,867   212,093   212,171   217,299   238,802
EQ/Quality Bond PLUS........................ CLASS A             1,598     2,491     7,203    12,125    23,445
EQ/Quality Bond PLUS........................ CLASS B           300,293   338,530   378,696   413,610   472,427
EQ/Small Company Index...................... CLASS A           177,788   294,617   530,137   566,603   583,067
EQ/Small Company Index...................... CLASS B            13,812    10,590     8,989     8,334     7,135
EQ/T. Rowe Price Growth Stock............... CLASS B         1,740,372 1,952,376 2,122,345 2,301,257 2,513,219
EQ/UBS Growth & Income...................... CLASS B           957,688 1,046,724 1,144,006 1,255,131 1,372,538
EQ/Wells Fargo Omega Growth................. CLASS B            23,599    17,573    13,446     8,082     2,297
Fidelity(R) VIP Asset Manager Portfolio..... INITIAL CLASS         540       530       523       400     7,809
Fidelity(R) VIP Contrafund(R) Portfolio..... INITIAL CLASS     167,845   239,750   312,037   345,547   368,204
Fidelity(R) VIP Contrafund(R) Portfolio..... SERVICE CLASS     949,210 1,062,605 1,175,873 1,294,319 1,443,451
Fidelity(R) VIP Contrafund(R) Portfolio..... SERVICE CLASS 2    11,061     7,096     3,387     1,333        --
Fidelity(R) VIP Growth & Income Portfolio... INITIAL CLASS      47,561    43,087    42,947    44,555    35,765
Fidelity(R) VIP Growth & Income Portfolio... SERVICE CLASS 2     1,713     1,196       829        88        --
Fidelity(R) VIP Mid Cap Portfolio(b)........ SERVICE CLASS 2     7,888     3,522     2,122       689        --
Franklin Income Securities Fund............. CLASS 2           368,052   396,369   405,803   462,291   485,583
Franklin Rising Dividends Securities Fund... CLASS 2            67,601    57,701    43,935    41,920    41,207
Franklin Small Cap Value Securities Fund(b). CLASS 2             1,266     1,038       501       242        --

                                    FSA-101

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                                             AT DECEMBER 31,
                                                                             -----------------------------------------------
                                                                                            UNITS OUTSTANDING
                                                                             -----------------------------------------------
                                                        SHARE CLASS+          2013     2012      2011      2010      2009
                                                        ------------         ------- --------- --------- --------- ---------
Franklin Strategic Income Securities Fund(b)........... CLASS 2               13,125     6,382     2,966       809        --
Goldman Sachs VIT Mid Cap Value Fund(b)................ SERVICE SHARES         3,143     1,870     1,321       497        --
Invesco V.I. Diversified Dividend Fund(c).............. SERIES I             272,723   382,626    27,751        --        --
Invesco V.I. Global Core Equity Fund................... SERIES I              35,565    34,053    39,217    43,455    44,657
Invesco V.I. Global Health Care Fund................... SERIES I              40,820    46,091    48,843    48,622    50,853
Invesco V.I. Global Real Estate Fund(b)................ SERIES II             10,474     5,954     2,660       716        --
Invesco V.I. International Growth Fund(b).............. SERIES II              7,130     4,284     2,093       623        --
Invesco V.I. Mid Cap Core Equity Fund(b)............... SERIES II              1,926     1,278       549       183        --
Invesco V.I. Small Cap Equity Fund(b).................. SERIES II              1,412     1,043       567       105        --
Invesco V.I. Technology Fund........................... SERIES I              23,301    22,616    22,023    23,846    19,650
IVY Funds VIP Energy(b)................................ COMMON SHARES          8,095     6,017     3,483       926        --
IVY Funds VIP High Income(e)........................... COMMON SHARES          5,709        --        --        --        --
IVY Funds VIP Mid Cap Growth(b)........................ COMMON SHARES          7,671     5,424     2,947     1,219        --
IVY Funds VIP Science and Technology(e)................ COMMON SHARES          2,413        --        --        --        --
IVY Funds VIP Small Cap Growth(b)...................... COMMON SHARES          3,670     1,918     1,026       330        --
Janus Aspen Series Balanced Portfolio.................. INSTITUTIONAL SHARES 400,947   451,314   474,173   531,051   571,900
Janus Aspen Series Enterprise Portfolio................ INSTITUTIONAL SHARES 849,045   958,298 1,216,598 1,316,799 1,467,413
Janus Aspen Series Forty Portfolio..................... INSTITUTIONAL SHARES 677,008   809,547 1,164,456 1,251,915 1,368,421
Janus Aspen Series Forty Portfolio..................... SERVICE SHARES       100,293   109,514   121,548   130,854   141,122
Janus Aspen Series Global Research Portfolio........... INSTITUTIONAL SHARES 982,040 1,100,274 1,207,668 1,329,587 1,475,788
Janus Aspen Series Overseas Portfolio.................. INSTITUTIONAL SHARES   6,330    20,456   121,669   133,645   147,843
Janus Aspen Series Overseas Portfolio.................. SERVICE SHARES       149,636   154,040   168,472   184,368   188,879
Janus Aspen Series Perkins Mid Cap Value Portfolio..... SERVICE SHARES       105,484   120,255    73,848    81,923    89,627
Lazard Retirement Emerging Markets Equity Portfolio(b). SERVICE SHARES        25,468    16,981     9,789     3,104        --
MFS(R) International Value Portfolio(b)................ SERVICE CLASS         16,449     6,958     3,758     1,574        --
MFS(R) Investors Growth Stock Series(b)................ SERVICE CLASS            759       553       190        32        --
MFS(R) Investors Trust Series(b)....................... SERVICE CLASS            450       322       159        12        --
MFS(R) Utilities Series................................ INITIAL CLASS         43,237    47,336    49,019    53,770    61,756
Multimanager Aggressive Equity......................... CLASS B               21,495    18,947    17,657    16,560     7,531
Multimanager Core Bond................................. CLASS A              733,764   638,963   575,110   613,009   616,336
Multimanager Core Bond................................. CLASS B               14,251    11,772     9,086     7,364     5,850
Multimanager International Equity...................... CLASS B                9,974     7,692     6,845     6,261     4,615
Multimanager Large Cap Core Equity..................... CLASS B                1,868     1,777     1,714     1,548       733
Multimanager Large Cap Value........................... CLASS A                  341       784   473,007   498,517   527,527
Multimanager Large Cap Value........................... CLASS B                7,345     7,219     6,999     6,652     5,023
Multimanager Mid Cap Growth............................ CLASS B                2,931     2,740     2,389     2,069     1,628
Multimanager Mid Cap Value............................. CLASS B                7,105     6,847     6,434     5,886     3,619
Multimanager Multi-Sector Bond......................... CLASS A               75,424    80,574    83,324    84,470    88,616
Multimanager Multi-Sector Bond......................... CLASS B               12,528    11,053    10,140     9,302     7,166
Multimanager Small Cap Growth.......................... CLASS B              615,733   658,478   713,703   777,774   854,760
Multimanager Small Cap Value........................... CLASS B                3,407     2,655     2,501     2,425     1,800
Multimanager Technology................................ CLASS B                9,039     7,972     6,417     5,413     3,790
Mutual Shares Securities Fund(b)....................... CLASS 2                1,651     1,492     1,140       560        --
Oppenheimer Global Fund/VA............................. SERVICE CLASS         88,834    95,951    96,846   100,409   101,692
PIMCO CommodityRealReturn(R) Strategy Portfolio(b)..... ADVISOR CLASS          7,700     4,747     2,483       893        --
PIMCO Global Bond Portfolio (Unhedged)................. ADMINISTRATIVE CLASS 154,639   175,305   171,765   178,392   176,156
PIMCO Real Return Portfolio(b)......................... ADVISOR CLASS         17,307    12,696     5,482     2,531        --
PIMCO Total Return Portfolio(b)........................ ADVISOR CLASS         35,970    22,921    14,817     9,104        --
T. Rowe Price Equity Income Portfolio - II(b).......... CLASS II               3,791     2,389     1,283       158        --
Templeton Developing Markets Securities Fund(b)........ CLASS 2              153,840   154,217   153,438     1,491        --
Templeton Global Bond Securities Fund(b)............... CLASS 2              160,385   151,649   146,295     3,996        --

                                    FSA-102

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                              AT DECEMBER 31,
                                                                     ----------------------------------
                                                                             UNITS OUTSTANDING
                                                                     ----------------------------------
                                                      SHARE CLASS+    2013   2012   2011   2010   2009
                                                      ------------   ------ ------ ------ ------ ------
Templeton Growth Securities Fund(b).................. CLASS 2         2,272    761    257    122     --
UIF Emerging Markets Debt Portfolio.................. CLASS I         6,367  7,078  6,511  6,870 13,275
Van Eck VIP Emerging Markets Fund.................... INITIAL CLASS  60,050 66,603 84,967 89,235 99,485
Van Eck VIP Global Hard Assets Fund.................. CLASS S SHARES  9,833  8,059  4,240  1,462     --
Van Eck VIP Global Hard Assets Fund.................. INITIAL CLASS  23,926 33,866  7,944  9,439 11,849
Van Eck VIP Unconstrained Emerging Markets Bond Fund. INITIAL CLASS  40,961 47,318  9,901 12,198  5,960

                                                                         AT DECEMBER 31,
                                       ------------------------------------------------------------------------------------
                                                                            UNIT VALUE
                                                                        LOWEST TO HIGHEST
                                       ------------------------------------------------------------------------------------
                          SHARE CLASS+       2013              2012              2011              2010              2009
                          ------------ ----------------  ----------------  ----------------  ----------------  ----------------
All Asset Aggressive-
 Alt 25(e)...............   CLASS B              $108.48           $    --           $    --           $    --           $    --
All Asset Growth-Alt 20..   CLASS B    17.31 to    29.89 15.17 to    26.39 13.54 to    23.74 14.03 to    24.78 12.20 to    21.72
All Asset Moderate
 Growth-Alt 15(e)........   CLASS B               104.94                --                --                --                --
American Century VP Mid
 Cap Value Fund(b).......   CLASS II              159.77            123.00            105.82            106.72                --
American Funds Insurance
 Series(R) Global Small
 Capitalization
 Fund/sm/(e).............   CLASS 4               112.59                --                --                --                --
American Funds Insurance
 Series(R) New World
 Fund(R)(e)..............   CLASS 4               106.91                --                --                --                --
AXA Aggressive
 Allocation..............   CLASS A                11.92              9.43              8.26              8.91              7.86
AXA Aggressive
 Allocation..............   CLASS B    11.22 to   193.51  8.94 to   153.06  7.89 to   134.06  8.59 to   144.93  7.66 to   128.17
AXA Balanced
 Strategy(a).............   CLASS B               134.82            118.62            109.29            111.97            101.74
AXA Conservative
 Allocation..............   CLASS A                12.29             11.78             11.26             11.02             10.25
AXA Conservative
 Allocation..............   CLASS B    11.56 to   146.04 11.17 to   139.97 10.76 to   133.84 10.64 to   131.35  9.99 to   122.45
AXA Conservative Growth
 Strategy(a).............   CLASS B               129.42            117.11            109.24            110.78            101.49
AXA Conservative-Plus
 Allocation..............   CLASS A                12.30             11.15             10.39             10.44              9.54
AXA Conservative-Plus
 Allocation..............   CLASS B    11.57      157.62 10.58 to   142.98  9.92 to   133.16 10.07 to   134.11  9.30 to   122.96
AXA Conservative
 Strategy(a).............   CLASS B               118.79            113.81            108.93            108.15            100.81
AXA Growth Strategy(a)...   CLASS B               146.14            121.58            109.32            114.36            102.40
AXA Moderate
 Allocation..............   CLASS A                12.14             10.73              9.86             10.08              9.15
AXA Moderate
 Allocation..............   CLASS B    11.42 to   170.31 10.17 to   150.56  9.42 to   138.38  9.72 to   141.78  8.91 to   128.99
AXA Moderate Growth
 Strategy(a).............   CLASS B               140.39            120.11            109.35            113.12            102.03

                                    FSA-103

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                            AT DECEMBER 31,
                                          -----------------------------------------------------------------------------
                                                                               UNIT VALUE
                                                                           LOWEST TO HIGHEST
                                          -----------------------------------------------------------------------------
                           SHARE CLASS+         2013              2012              2011              2010
                           ------------   ----------------  ----------------  ----------------  ----------------  -----
AXA Moderate-Plus
 Allocation............... CLASS A                  $ 12.17           $ 10.16           $  9.11           $  9.56
AXA Moderate-Plus
 Allocation............... CLASS B        11.45 to   185.27  9.63 to   154.67  8.70 to   138.68  9.22 to   145.92  8.33
AXA Tactical Manager
 400(b)................... CLASS B                   150.51            114.29             98.14            106.93
AXA Tactical Manager
 500(b)................... CLASS B                   150.49            114.94            100.10            104.00
AXA Tactical Manager
 2000(b).................. CLASS B                   150.04            109.21             94.60            105.76
AXA Tactical Manager
 International(b)......... CLASS B                   124.51            102.81             88.18            105.04
Dreyfus Stock Index Fund,
 Inc...................... INITIAL SHARES 14.31 to    25.62 10.92 to    19.40  9.51 to    16.76  9.40 to    16.46  8.25
EQ/AllianceBernstein
 Small Cap Growth......... CLASS A        21.71 to    24.13 15.77 to    17.47 13.69 to    15.11 13.76 to    15.17 10.34
EQ/AllianceBernstein
 Small Cap Growth......... CLASS B                   326.52            236.31            204.44            205.77
EQ/BlackRock Basic Value
 Equity................... CLASS B        21.02 to   392.69 15.32 to   285.11 13.53 to   250.90 14.01 to   258.94 12.52
EQ/Boston Advisors Equity
 Income................... CLASS A        15.87 to    26.22 12.12 to    19.90 10.35 to    16.90 10.43 to    16.93  9.05
EQ/Boston Advisors Equity
 Income................... CLASS B        18.14 to   184.90 13.87 to   140.34 11.87 to   119.20 12.01 to   119.67 10.46
EQ/Calvert Socially
 Responsible.............. CLASS A        12.06 to    12.79  9.04 to     9.52  7.80 to     8.16  7.82 to     8.12  6.99
EQ/Calvert Socially
 Responsible.............. CLASS B        15.19 to   142.10 11.35 to   105.78  9.76 to    90.62  9.76 to    90.37  8.71
EQ/Capital Guardian
 Research................. CLASS A        15.51 to    18.20 11.77 to    13.91 10.03 to    11.94  9.62 to    11.54  8.28
EQ/Capital Guardian
 Research................. CLASS B                   219.89            166.88            142.14            136.67
EQ/Common Stock
 Index.................... CLASS A                    23.33             17.61             15.24             15.12
EQ/Common Stock
 Index.................... CLASS B                   149.10            112.55             97.37             96.85
EQ/Core Bond Index........ CLASS A        11.09 to    15.08 11.36 to    15.32 11.09 to    14.85 10.64 to    14.14 10.11
EQ/Core Bond Index........ CLASS B                   134.86            137.04            132.84            126.76
EQ/Equity 500 Index....... CLASS B                   161.55            122.84            106.60            105.01
EQ/Equity Growth PLUS..... CLASS B        15.56 to   234.82 11.83 to   177.17 10.43 to   155.08 11.20 to   165.32  9.79
EQ/GAMCO Mergers and
 Acquisitions............. CLASS B                   160.43            144.55            137.34            135.51
EQ/GAMCO Small
 Company Value............ CLASS B        69.52 to    99.65 49.97 to    72.17 42.40 to    61.70 43.94 to    64.41 33.12
EQ/Global Bond PLUS....... CLASS B                   134.72            138.19            133.23            127.62
EQ/Global Multi-Sector
 Equity................... CLASS A                    34.30             28.60             24.53             27.99
EQ/Global Multi-Sector
 Equity................... CLASS B                   267.75            222.46            190.16            216.87

                           -------


                           -------
                            2009
                           -----------
AXA Moderate-Plus
 Allocation...............     $  8.55
AXA Moderate-Plus
 Allocation............... to   130.81
AXA Tactical Manager
 400(b)...................          --
AXA Tactical Manager
 500(b)...................          --
AXA Tactical Manager
 2000(b)..................          --
AXA Tactical Manager
 International(b).........          --
Dreyfus Stock Index Fund,
 Inc...................... to    14.33
EQ/AllianceBernstein
 Small Cap Growth......... to    11.36
EQ/AllianceBernstein
 Small Cap Growth.........      154.43
EQ/BlackRock Basic Value
 Equity................... to   230.61
EQ/Boston Advisors Equity
 Income................... to    14.60
EQ/Boston Advisors Equity
 Income................... to   103.43
EQ/Calvert Socially
 Responsible.............. to     7.20
EQ/Calvert Socially
 Responsible.............. to    80.31
EQ/Capital Guardian
 Research.................       10.02
EQ/Capital Guardian
 Research.................      118.02
EQ/Common Stock
 Index....................       13.02
EQ/Common Stock
 Index....................       83.59
EQ/Core Bond Index........ to    13.33
EQ/Core Bond Index........      119.83
EQ/Equity 500 Index.......       91.81
EQ/Equity Growth PLUS..... to   143.43
EQ/GAMCO Mergers and
 Acquisitions.............      123.62
EQ/GAMCO Small
 Company Value............ to    48.93
EQ/Global Bond PLUS.......      120.05
EQ/Global Multi-Sector
 Equity...................       25.15
EQ/Global Multi-Sector
 Equity...................      194.58

                                    FSA-104

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                           AT DECEMBER 31,
                                      --------------------------------------------------------------------------------------
                                                                             UNIT VALUE
                                                                          LOWEST TO HIGHEST
                                      --------------------------------------------------------------------------------------
                         SHARE CLASS+       2013               2012               2011               2010               2009
                         ------------ -----------------  -----------------  -----------------  -----------------  ----------
EQ/Intermediate
 Government Bond........   CLASS A    $17.76 to  $ 18.67 $18.06 to  $ 19.12 $17.88 to  $ 19.08 $16.94 to  $ 18.21 $16.22 to
EQ/Intermediate
 Government Bond........   CLASS B                120.89             122.90             121.71             115.59
EQ/International Core
 PLUS...................   CLASS B                158.86             135.18             116.22             139.91
EQ/International Equity
 Index..................   CLASS A                 13.83              11.38               9.79              11.12
EQ/International Equity
 Index..................   CLASS B                139.91             115.18              99.06             112.82
EQ/International Value
 PLUS...................   CLASS A                 18.48              15.49              13.18              15.68
EQ/International Value
 PLUS...................   CLASS B                174.86             146.54             124.75             148.80
EQ/Invesco Comstock.....   CLASS B                173.86             128.75             108.72             110.93
EQ/JPMorgan Value
 Opportunities..........   CLASS A                 12.31               9.06               7.81               8.22
EQ/JPMorgan Value
 Opportunities..........   CLASS B                241.95             178.19             153.55             162.02
EQ/Large Cap Core
 PLUS...................   CLASS B                152.79             116.14             101.00             105.47
EQ/Large Cap Growth
 Index..................   CLASS B                139.14             105.02              91.54              89.44
EQ/Large Cap Growth
 PLUS...................   CLASS A                 17.87              13.20              11.61                 --
EQ/Large Cap Growth
 PLUS...................   CLASS B                281.39             207.84             182.73             189.68
EQ/Large Cap Value
 Index(d)...............   CLASS A                 20.00              15.25              13.13                 --
EQ/Large Cap Value
 Index(d)...............   CLASS B                 97.00              73.72              63.23              63.43
EQ/Large Cap Value
 PLUS...................   CLASS A     14.19 to    20.82  10.75 to    15.72   9.31 to    13.57   9.82 to    14.25   8.73 to
EQ/Large Cap Value
 PLUS...................   CLASS B                168.25             127.00             109.62             115.48
EQ/Lord Abbett Large
 Cap Core...............   CLASS B                180.06             138.52             120.07             131.24
EQ/MFS International
 Growth.................   CLASS B     18.57 to    25.45  16.34 to    22.56  13.65 to    18.99  15.29 to    21.43  13.30 to
EQ/Mid Cap Index........   CLASS A                 22.26              16.85              14.44              14.81
EQ/Mid Cap Index........   CLASS B                199.30             150.33             128.40             131.57
EQ/Mid Cap Value
 PLUS...................   CLASS A     19.54 to    19.84  14.74 to    14.91  12.47 to    12.57  13.76 to    13.83  11.27 to
EQ/Mid Cap Value
 PLUS...................   CLASS B                283.15             212.78             179.36             198.04
EQ/Money Market.........   CLASS A     10.73 to    11.43  10.81 to    11.43  10.89 to    11.43  10.98 to    11.43  11.05 to
EQ/Money Market.........   CLASS B                131.49             131.49             131.49             131.49
EQ/Montag & Caldwell
 Growth.................   CLASS B     13.44 to    14.82  10.64 to    11.65   9.52 to    10.34   9.33 to    10.06   8.68 to
EQ/Morgan Stanley Mid
 Cap Growth.............   CLASS A     18.50 to    31.17  13.40 to    22.50  12.37 to    20.69  13.41 to    22.36  10.15 to

                         ---


                         ---

                         -------
EQ/Intermediate
 Government Bond........ $ 17.56
EQ/Intermediate
 Government Bond........  110.91
EQ/International Core
 PLUS...................  128.10
EQ/International Equity
 Index..................   10.55
EQ/International Equity
 Index..................  107.23
EQ/International Value
 PLUS...................   14.75
EQ/International Value
 PLUS...................  140.29
EQ/Invesco Comstock.....   96.28
EQ/JPMorgan Value
 Opportunities..........    7.30
EQ/JPMorgan Value
 Opportunities..........  144.25
EQ/Large Cap Core
 PLUS...................   92.37
EQ/Large Cap Growth
 Index..................   77.13
EQ/Large Cap Growth
 PLUS...................      --
EQ/Large Cap Growth
 PLUS...................  165.73
EQ/Large Cap Value
 Index(d)...............      --
EQ/Large Cap Value
 Index(d)...............   55.34
EQ/Large Cap Value
 PLUS...................   12.62
EQ/Large Cap Value
 PLUS...................  102.48
EQ/Lord Abbett Large
 Cap Core...............  115.16
EQ/MFS International
 Growth.................   18.78
EQ/Mid Cap Index........   11.79
EQ/Mid Cap Index........  104.63
EQ/Mid Cap Value
 PLUS...................   11.29
EQ/Mid Cap Value
 PLUS...................  161.72
EQ/Money Market.........   11.42
EQ/Money Market.........  131.48
EQ/Montag & Caldwell
 Growth.................    9.29
EQ/Morgan Stanley Mid
 Cap Growth.............   16.86

                                    FSA-105

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                                 AT DECEMBER 31,
                                               -----------------------------------------------------------------------------
                                                                                    UNIT VALUE
                                                                                LOWEST TO HIGHEST
                                               -----------------------------------------------------------------------------
                               SHARE CLASS+          2013              2012              2011              2010
                               ------------    ----------------  ----------------  ----------------  ----------------  -----
EQ/Morgan Stanley Mid
 Cap Growth................... CLASS B                   $254.20           $183.48           $168.71           $182.78
EQ/PIMCO Ultra Short
 Bond......................... CLASS A                     13.99             13.98             13.78             13.77
EQ/PIMCO Ultra Short
 Bond......................... CLASS B         13.46 to   118.86 13.49 to   118.76 13.34 to   117.01 13.41 to   117.24 13.35
EQ/Quality Bond PLUS.......... CLASS A                     10.97             11.22             10.93             10.78
EQ/Quality Bond PLUS.......... CLASS B         24.26 to   163.91 25.01 to   167.74 24.55 to   163.40 24.43 to   161.43
EQ/Small Company
 Index........................ CLASS A         15.10 to    27.40 10.99 to    20.00  9.51 to    17.37  9.88 to    18.11  7.83
EQ/Small Company
 Index........................ CLASS B                    272.63            198.34            171.66            178.81
EQ/T. Rowe Price Growth
 Stock........................ CLASS B         21.44 to    35.23 15.55 to    25.74 13.07 to    21.80 13.33 to    22.40 11.45
EQ/UBS Growth &
 Income....................... CLASS B         14.17 to   184.13 10.53 to   135.85  9.40 to   120.36  9.75 to   123.85  8.69
EQ/Wells Fargo Omega
 Growth....................... CLASS B                    203.00            145.96            121.20            128.76
Fidelity(R) VIP Asset
 Manager Portfolio............ INITIAL CLASS               18.32             15.83             14.08             14.45
Fidelity(R) VIP Contrafund(R)
 Portfolio.................... INITIAL CLASS               24.46             18.63             16.01             16.42
Fidelity(R) VIP Contrafund(R)
 Portfolio.................... SERVICE CLASS   20.86 to    24.69 16.03 to    18.89 13.89 to    16.30 14.37 to    16.80 12.36
Fidelity(R) VIP Contrafund(R)
 Portfolio.................... SERVICE CLASS 2            157.85            120.54            103.79            106.76
Fidelity(R) VIP Growth &
 Income Portfolio............. INITIAL CLASS               18.02             13.49             11.38             11.20
Fidelity(R) VIP Growth &
 Income Portfolio............. SERVICE CLASS 2            167.06            125.38            106.03            104.61
Fidelity(R) VIP Mid Cap
 Portfolio(b)................. SERVICE CLASS 2            157.27            115.75            101.04            113.34
Franklin Income Securities
 Fund......................... CLASS 2         14.12 to    21.79 12.39 to    19.19 11.00 to    17.09 10.74 to    16.75  9.53
Franklin Rising Dividends
 Securities Fund.............. CLASS 2         22.77 to   166.95 17.62 to   128.73 15.79 to   114.98 14.95 to   108.47
Franklin Small Cap Value
 Securities Fund(b)........... CLASS 2                    165.79            121.69            102.79            106.81
Franklin Strategic Income
 Securities Fund(b)........... CLASS 2                    125.75            121.71            107.95            105.24
Goldman Sachs VIT Mid
 Cap Value Fundb)............. SERVICE SHARES             158.73            119.75            101.32            108.47
Invesco V.I. Diversified
 Dividend Fund(n)(c).......... SERIES I         9.85 to    10.12  7.55 to     7.72  6.38 to     6.51                --
Invesco V.I. Global Core
 Equity Fund.................. SERIES I        15.15 to    17.84 12.37 to    14.61 10.87 to    12.89 12.20 to    14.52 11.00
Invesco V.I. Global Health
 Care Fund.................... SERIES I        23.19 to    25.25 16.56 to    17.97 13.74 to    14.86 13.27 to    14.30 12.64

                               -------


                               -------
                                2009
                               -----------
EQ/Morgan Stanley Mid
 Cap Growth...................     $138.16
EQ/PIMCO Ultra Short
 Bond.........................       13.62
EQ/PIMCO Ultra Short
 Bond......................... to   116.26
EQ/Quality Bond PLUS..........       10.12
EQ/Quality Bond PLUS..........      151.95
EQ/Small Company
 Index........................ to    14.41
EQ/Small Company
 Index........................      142.12
EQ/T. Rowe Price Growth
 Stock........................ to    19.39
EQ/UBS Growth &
 Income....................... to   109.54
EQ/Wells Fargo Omega
 Growth.......................      109.78
Fidelity(R) VIP Asset
 Manager Portfolio............       12.64
Fidelity(R) VIP Contrafund(R)
 Portfolio....................       14.01
Fidelity(R) VIP Contrafund(R)
 Portfolio.................... to    14.39
Fidelity(R) VIP Contrafund(R)
 Portfolio....................          --
Fidelity(R) VIP Growth &
 Income Portfolio.............        9.75
Fidelity(R) VIP Growth &
 Income Portfolio.............          --
Fidelity(R) VIP Mid Cap
 Portfolio(b).................          --
Franklin Income Securities
 Fund......................... to    14.92
Franklin Rising Dividends
 Securities Fund..............       12.43
Franklin Small Cap Value
 Securities Fund(b)...........          --
Franklin Strategic Income
 Securities Fund(b)...........          --
Goldman Sachs VIT Mid
 Cap Value Fundb).............          --
Invesco V.I. Diversified
 Dividend Fund(n)(c)..........          --
Invesco V.I. Global Core
 Equity Fund.................. to    13.13
Invesco V.I. Global Health
 Care Fund.................... to    13.58

                                    FSA-106

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                             AT DECEMBER 31,
                                           ---------------------------------------------------------------------------------
                                                                               UNIT VALUE
                                                                            LOWEST TO HIGHEST
                                           ---------------------------------------------------------------------------------
                            SHARE CLASS+         2013              2012              2011              2010             2009
                            ------------   ----------------  ----------------  ----------------  ----------------  ---------
Invesco V.I. Global Real
 Estate Fund(b)............ SERIES II                $136.24           $133.00           $104.03           $111.53
Invesco V.I. International
 Growth Fund(b)............ SERIES II                 140.51            118.36            102.69            110.41
Invesco V.I. Mid Cap Core
 Equity Fund(b)............ SERIES II                 139.69            108.74             98.30            105.14
Invesco V.I. Small Cap
 Equity Fund(b)............ SERIES II                 168.91            123.22            108.41            109.49
Invesco V.I. Technology
 Fund...................... SERIES I       14.56 to    19.51 11.68 to    15.59 10.53 to    14.01 11.13 to    14.75  9.21 to
IVY Funds VIP Energy(b).... COMMON SHARES             134.81            105.52            104.08            114.48
IVY Funds VIP High
 Income(e)................. COMMON SHARES             103.52                --                --                --
IVY Funds VIP Mid Cap
 Growth(b)................. COMMON SHARES             169.89            130.74            115.13            115.78
IVY Funds VIP Science and
 Technology(e)............. COMMON SHARES             132.92                --                --                --
IVY Funds VIP Small Cap
 Growth(b)................. COMMON SHARES             153.01            106.73            101.49            113.53
Janus Aspen Series          INSTITUTIONAL
 Balanced Portfolio........ SHARES         21.65 to    23.00 18.16 to    19.21 16.10 to    16.97 15.96 to    16.75 14.84 to
Janus Aspen Series          INSTITUTIONAL
 Enterprise Portfolio...... SHARES         13.38 to    20.64 10.11 to    15.71  8.62 to    13.49  8.74 to    13.79  6.94 to
Janus Aspen Series Forty    INSTITUTIONAL
 Portfolio................. SHARES         15.62 to    17.13 11.99 to    13.06  9.73 to    10.52 10.51 to    11.27  9.92 to
Janus Aspen Series Forty
 Portfolio................. SERVICE SHARES             26.45             20.28             16.43             17.72
Janus Aspen Series          INSTITUTIONAL
 Overseas Portfolio........ SHARES                     22.22             19.39             17.09             25.20
Janus Aspen Series
 Overseas Portfolio........ SERVICE SHARES             28.45             24.98             22.15             32.85
Janus Aspen Series Perkins
 Mid Cap Value
 Portfolio................. SERVICE SHARES             23.93             19.02             17.17             17.70
Janus Aspen Series Global   INSTITUTIONAL
 Research Portfolio........ SHARES          8.81 to    11.75  6.91 to     9.15  5.80 to     7.62  6.77 to     8.83  5.89 to
Lazard Retirement
 Emerging Markets
 Equity Portfolio(b)....... SERVICE SHARES            112.66            114.08             93.47            114.04
MFS(R) International Value
 Portfolio(b).............. SERVICE CLASS             155.30            121.68            104.96            106.86
MFS(R) Investors Growth
 Stock Series(b)........... SERVICE CLASS             161.15            123.91            106.19            105.80
MFS(R) Investors Trust
 Series(b)................. SERVICE CLASS             156.93            119.12            100.25            102.73
MFS(R) Utilities Series.... INITIAL CLASS  38.48 to    43.72 32.04 to    36.28 28.33 to    31.97 26.62 to    29.93 23.48 to
Multimanager Aggressive
 Equity.................... CLASS B                   128.28             93.54             81.90             87.39
Multimanager Core
 Bond...................... CLASS A                    13.30             13.63             12.92             12.18

                            --


                            --

                            ------
Invesco V.I. Global Real
 Estate Fund(b)............ $   --
Invesco V.I. International
 Growth Fund(b)............     --
Invesco V.I. Mid Cap Core
 Equity Fund(b)............     --
Invesco V.I. Small Cap
 Equity Fund(b)............     --
Invesco V.I. Technology
 Fund......................  12.16
IVY Funds VIP Energy(b)....     --
IVY Funds VIP High
 Income(e).................     --
IVY Funds VIP Mid Cap
 Growth(b).................     --
IVY Funds VIP Science and
 Technology(e).............     --
IVY Funds VIP Small Cap
 Growth(b).................     --
Janus Aspen Series
 Balanced Portfolio........  15.51
Janus Aspen Series
 Enterprise Portfolio......  11.04
Janus Aspen Series Forty
 Portfolio.................  10.56
Janus Aspen Series Forty
 Portfolio.................  16.70
Janus Aspen Series
 Overseas Portfolio........  20.11
Janus Aspen Series
 Overseas Portfolio........  26.37
Janus Aspen Series Perkins
 Mid Cap Value
 Portfolio.................  15.34
Janus Aspen Series Global
 Research Portfolio........   7.63
Lazard Retirement
 Emerging Markets
 Equity Portfolio(b).......     --
MFS(R) International Value
 Portfolio(b)..............     --
MFS(R) Investors Growth
 Stock Series(b)...........     --
MFS(R) Investors Trust
 Series(b).................     --
MFS(R) Utilities Series....  26.30
Multimanager Aggressive
 Equity....................  74.30
Multimanager Core
 Bond......................  11.44

                                    FSA-107

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                           AT DECEMBER 31,
                                         -----------------------------------------------------------------------------------
                                                                             UNIT VALUE
                                                                          LOWEST TO HIGHEST
                                         -----------------------------------------------------------------------------------
                          SHARE CLASS+         2013              2012              2011              2010             2009
                          ------------   ----------------  ----------------  ----------------  ----------------  ---------------
Multimanager Core
 Bond.................... CLASS B                  $168.02           $172.07           $163.14           $154.18          $145.18
Multimanager
 International Equity.... CLASS B                   221.04            187.08            158.89            193.73           181.13
Multimanager Large Cap
 Core Equity............. CLASS B                   219.33            163.36            142.67            153.99           138.05
Multimanager Large Cap
 Value................... CLASS A                    11.95              9.04              7.82              8.26             7.28
Multimanager Large Cap
 Value................... CLASS B                   242.62            183.60            158.87            168.15           148.60
Multimanager Mid Cap
 Growth.................. CLASS B                   306.77            218.86            189.57            205.79           162.19
Multimanager Mid Cap
 Value................... CLASS B                   232.36            171.37            149.25            172.21           137.87
Multimanager Multi-
 Sector Bond............. CLASS A                    14.30             14.50             13.81             13.16            12.35
Multimanager Multi-
 Sector Bond............. CLASS B                   135.49            136.68            129.77            123.50           115.82
Multimanager Small Cap
 Growth.................. CLASS B        16.53 to    18.89 11.27 to    12.79 10.19 to    11.48 12.18 to    13.62 9.61 to    10.67
Multimanager Small Cap
 Value................... CLASS B                   307.45            215.42            184.48            202.76           162.86
Multimanager
 Technology.............. CLASS B                   314.29            231.80            204.36            214.70           182.41
Mutual Shares Securities
 Fund(b)................. CLASS 2                   149.35            116.44            101.93            103.00               --
Oppenheimer Global
 Fund/VA................. SERVICE CLASS              27.99             22.12             18.35             20.14            17.46
PIMCO
 CommodityRealReturn(R)
 Strategy Portfolio(b)... ADVISOR CLASS             102.96            120.72            114.84            124.21               --
PIMCO Global Bond         ADMINISTRATIVE
 Portfolio (Unhedged).... CLASS                      21.38             23.44             21.99             20.52            18.44
PIMCO Real Return
 Portfolio(b)............ ADVISOR CLASS             115.58            127.44            117.29            105.13               --
PIMCO Total Return
 Portfolio(b)............ ADVISOR CLASS             116.15            118.59            108.31            104.64               --
T. Rowe Price Equity
 Income Portfolio -
 II(b)................... CLASS II                  153.66            118.74            101.56            102.60               --
Templeton Developing
 Markets Securities
 Fund(b)................. CLASS 2                   107.20            108.20             95.62            113.63               --
Templeton Global Bond
 Securities Fund(b)...... CLASS 2                   121.91            119.95            104.25            105.16               --
Templeton Growth
 Securities Fund(b)...... CLASS 2                   153.79            117.56             97.10            104.38               --
UIF Emerging Markets
 Debt Portfolio.......... CLASS I                    26.92             29.50             25.01             23.37            21.29
Van Eck VIP Emerging
 Markets Fund............ INITIAL CLASS              26.04             23.24             17.91             24.11            19.01

                                    FSA-108

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                             AT DECEMBER 31,
                                        ---------------------------------------------------------
                                                               UNIT VALUE
                                                            LOWEST TO HIGHEST
                                        ---------------------------------------------------------
                         SHARE CLASS+      2013            2012            2011           2010            2009
                         ------------   -----------     -----------     ----------     -----------     ----------
Van Eck VIP Global Hard
 Assets Fund............ CLASS S SHARES         $110.99         $100.63         $97.60         $117.15         $   --
Van Eck VIP Global Hard
 Assets Fund............ INITIAL CLASS            50.10           45.33          43.84           52.47          40.60
Van Eck VIP
 Unconstrained
 Emerging Markets
 Bond Fund.............. INITIAL CLASS            21.26           23.43          22.19           20.52          19.33

                                                                                        AT DECEMBER 31,
                                                                            ---------------------------------------
                                                                                      NET ASSETS (000'S)
                                                                            ---------------------------------------
                                                                             2013    2012    2011    2010    2009
                                                                            ------- ------- ------- ------- -------
All Asset Aggressive-Alt 25(e)............................................. $    58 $    -- $    -- $    -- $    --
All Asset Growth-Alt 20....................................................  66,813  62,595  61,550  70,737  68,155
All Asset Moderate Growth-Alt 15(e)........................................     181      --      --      --      --
American Century VP Mid Cap Value Fund(b)..................................     665     288     137      25      --
American Funds Insurance Series(R) Global Small Capitalization Fund/sm/(e).      25      --      --      --      --
American Funds Insurance Series(R) New World Fund(R)(e)....................      23      --      --      --      --
AXA Aggressive Allocation..................................................  27,008  20,937  17,441  17,566  13,231
AXA Balanced Strategy(a)...................................................  15,362   9,328   5,674   2,560     248
AXA Conservative Allocation................................................   3,559   3,147   2,885   2,497   2,091
AXA Conservative Growth Strategy(a)........................................   4,057   2,727   1,672     788      30
AXA Conservative-Plus Allocation...........................................   7,204   6,706   5,711   5,286   3,638
AXA Conservative Strategy(a)...............................................   1,717   1,510     861     539      58
AXA Growth Strategy(a).....................................................  15,916   9,865   5,766   2,591     301
AXA Moderate Allocation....................................................  38,591  33,384  29,636  27,881  20,681
AXA Moderate Growth Strategy(a)............................................  39,495  24,929  15,787   7,436     646
AXA Moderate-Plus Allocation...............................................  83,470  67,940  58,954  57,417  44,094
AXA Tactical Manager 400(b)................................................     320     112      64      60      --
AXA Tactical Manager 500(b)................................................     385     160      50      31      --
AXA Tactical Manager 2000(b)...............................................     266     120      50      28      --
AXA Tactical Manager International(b)......................................     223     144      81      33      --
Dreyfus Stock Index Fund, Inc..............................................  37,730  35,815  21,161  24,281  34,285
EQ/AllianceBernstein Small Cap Growth......................................   3,816   2,667   2,058   2,040   1,320
EQ/BlackRock Basic Value Equity............................................   7,573   5,040   3,748   3,293   1,998
EQ/Boston Advisors Equity Income...........................................  17,905  15,819  15,630  16,769  15,939
EQ/Calvert Socially Responsible............................................   1,746   1,456   1,341   1,385   1,403
EQ/Capital Guardian Research...............................................   5,552   4,439   3,839   3,936   3,779
EQ/Common Stock Index......................................................   9,110   5,605   4,388   3,629   2,528
EQ/Core Bond Index.........................................................  27,438  35,231  35,516  36,766  36,859
EQ/Equity 500 Index........................................................  11,767   6,490   4,545   3,647   2,441
EQ/Equity Growth PLUS......................................................  11,587   9,613   9,265  10,655   9,741
EQ/GAMCO Mergers and Acquisitions..........................................   1,170     966     806     608     316
EQ/GAMCO Small Company Value...............................................  96,555  75,343  67,675  76,969  64,123
EQ/Global Bond PLUS........................................................   1,562   1,429   1,274   1,046     752
EQ/Global Multi-Sector Equity..............................................   8,007   6,384   5,194   5,699   4,464
EQ/Intermediate Government Bond............................................  13,578  15,056  16,126  16,654   8,368
EQ/International Core PLUS.................................................   1,482   1,168     826     779     552
EQ/International Equity Index..............................................   7,526   3,914   2,932   3,107   2,977
EQ/International Value PLUS................................................   4,472   3,838   4,700   5,520   4,619

                                    FSA-109

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                    AT DECEMBER 31,
                                                        ---------------------------------------
                                                                  NET ASSETS (000'S)
                                                        ---------------------------------------
                                                         2013    2012    2011    2010    2009
                                                        ------- ------- ------- ------- -------
EQ/Invesco Comstock.................................... $ 1,581 $   876 $   658 $   581 $   192
EQ/JPMorgan Value Opportunities........................     923     615     492     449     258
EQ/Large Cap Core PLUS.................................   1,620     489     327     315      53
EQ/Large Cap Growth Index..............................   2,037   1,391   1,020     880     568
EQ/Large Cap Growth PLUS...............................   2,095   1,509   1,224     586     397
EQ/Large Cap Value Index(d)............................   9,038   7,128   6,468     330     199
EQ/Large Cap Value PLUS................................   5,071   3,936   7,159   7,871   6,949
EQ/Lord Abbett Large Cap Core..........................   1,046     698     539     446     259
EQ/MFS International Growth............................  19,738  18,802  14,430  17,185  17,016
EQ/Mid Cap Index.......................................   7,621   5,612   4,621   4,645   3,673
EQ/Mid Cap Value PLUS..................................  15,212  12,313  11,904  13,903  12,238
EQ/Money Market........................................  17,620  22,648  17,209  18,744  23,763
EQ/Montag & Caldwell Growth............................  52,058  44,546  46,158  49,095  49,539
EQ/Morgan Stanley Mid Cap Growth.......................  15,353  11,750   9,934  11,000   8,519
EQ/PIMCO Ultra Short Bond..............................   6,435   6,314   6,147   6,081   6,077
EQ/Quality Bond PLUS...................................   7,470   8,432   8,992   9,613  10,401
EQ/Small Company Index.................................   7,019   5,801   7,005   7,530   5,965
EQ/T. Rowe Price Growth Stock..........................  48,058  38,285  34,882  38,615  36,231
EQ/UBS Growth & Income.................................  17,554  14,183  13,740  15,479  14,919
EQ/Wells Fargo Omega Growth............................   4,791   2,565   1,630   1,041     252
Fidelity(R) VIP Asset Manager Portfolio................      10       8       7       6      99
Fidelity(R) VIP Contrafund(R) Portfolio................  28,090  24,375  23,537  26,505  24,927
Fidelity(R) VIP Growth & Income Portfolio..............   1,143     731     577     508     349
Fidelity(R) VIP Mid Cap Portfolio(b)...................   1,240     408     214      78      --
Franklin Income Securities Fund........................   7,724   7,257   6,603   7,296   6,792
Franklin Rising Dividends Securities Fund..............   4,035   1,914   1,012     737     512
Franklin Small Cap Value Securities Fund(b)............     210     126      51      26      --
Franklin Strategic Income Securities Fund(b)...........   1,650     777     320      85      --
Goldman Sachs VIT Mid Cap Value Fund(b)................     499     224     134      54      --
Invesco V.I. Diversified Dividend Fund(c)..............   2,752   2,950     177      --      --
Invesco V.I. Global Core Equity Fund...................     557     438     445     553     513
Invesco V.I. Global Health Care Fund...................     956     772     680     654     648
Invesco V.I. Global Real Estate Fund(b)................   1,427     792     277      80      --
Invesco V.I. International Growth Fund(b)..............   1,002     507     215      69      --
Invesco V.I. Mid Cap Core Equity Fund(b)...............     269     139      54      19      --
Invesco V.I. Small Cap Equity Fund(b)..................     238     129      61      12      --
Invesco V.I. Technology Fund...........................     355     276     244     277     181
IVY Funds VIP Energy(b)................................   1,091     635     363     106      --
IVY Funds VIP High Income(e)...........................     591      --      --      --      --
IVY Funds VIP Mid Cap Growth(b)........................   1,303     709     339     141      --
IVY Funds VIP Science and Technology(e)................     321      --      --      --      --
IVY Funds VIP Small Cap Growth(b)......................     561     205     104      37      --
Janus Aspen Series Balanced Portfolio..................   9,122   8,582   7,972   8,807   8,782
Janus Aspen Series Enterprise Portfolio................  13,604  11,615  12,321  13,557  12,019
Janus Aspen Series Forty Portfolio.....................  15,443  13,848  15,177  17,601  18,028
Janus Aspen Series Global Research Portfolio...........  11,194   9,797   8,977  11,487  11,037
Janus Aspen Series Overseas Portfolio..................   4,409   4,255   5,821   9,440   7,966
Janus Aspen Series Perkins Mid Cap Value Portfolio.....   2,525   2,288   1,269   1,450   1,375
Lazard Retirement Emerging Markets Equity Portfolio(b).   2,870   1,938     915     354      --
MFS(R) International Value Portfolio(b)................   2,554     847     394     168      --
MFS(R) Investors Growth Stock Series(b)................     122      68      20       3      --

                                    FSA-110

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                  AT DECEMBER 31,
                                                      ---------------------------------------
                                                                NET ASSETS (000'S)
                                                      ---------------------------------------
                                                       2013    2012    2011    2010    2009
                                                      ------- ------- ------- ------- -------
MFS(R) Investors Trust Series(b)..................... $    71 $    38 $    16 $     1 $    --
MFS(R) Utilities Series..............................   1,744   1,596   1,458   1,506   1,521
Multimanager Aggressive Equity.......................   2,757   1,772   1,446   1,447     560
Multimanager Core Bond...............................  12,167  10,734   8,913   8,603   7,901
Multimanager International Equity....................   2,205   1,439   1,088   1,213     836
Multimanager Large Cap Core Equity...................     410     290     245     238     101
Multimanager Large Cap Value.........................   1,786   1,333   4,813   5,237   4,589
Multimanager Mid Cap Growth..........................     899     600     453     426     264
Multimanager Mid Cap Value...........................   1,651   1,173     960   1,014     499
Multimanager Multi-Sector Bond.......................   2,823   2,729   2,516   2,308   1,970
Multimanager Small Cap Growth........................  14,967  10,843  10,478  13,400  11,393
Multimanager Small Cap Value.........................   1,048     572     462     492     293
Multimanager Technology..............................   2,841   1,848   1,311   1,162     692
Mutual Shares Securities Fund(b).....................     247     174     116      58      --
Oppenheimer Global Fund/VA...........................   2,487   2,123   1,778   2,022   1,776
PIMCO CommodityRealReturn(R) Strategy Portfolio(b)...     793     573     285     111      --
PIMCO Global Bond Portfolio (Unhedged)...............   3,239   4,020   3,699   3,590   3,188
PIMCO Real Return Portfolio(b).......................   2,001   1,618     643     266      --
PIMCO Total Return Portfolio(b)......................   4,178   2,719   1,605     953      --
T. Rowe Price Equity Income Portfolio - II(b)........     582     284     130      16      --
Templeton Developing Markets Securities Fund(b)......  16,492  16,686  14,671     169      --
Templeton Global Bond Securities Fund(b).............  19,552  18,191  15,251     420      --
Templeton Growth Securities Fund(b)..................     349      89      25      13      --
UIF Emerging Markets Debt Portfolio..................     171     209     163     161     283
Van Eck VIP Emerging Markets Fund....................   1,564   1,548   1,522   2,152   1,891
Van Eck VIP Global Hard Assets Fund..................   2,290   2,346     762     667     481
Van Eck VIP Unconstrained Emerging Markets Bond Fund.     871   1,108     220     250     115

                                                                AT DECEMBER 31,
                                                         ----------------------------
                                                                  INVESTMENT
                                                                 INCOME RATIO*
                                                         ----------------------------
                                                         2013  2012  2011  2010  2009
                                                         ----  ----  ----  ----  ----
All Asset Aggressive-Alt 25(e).......................... 2.27%   --%   --%   --%   --%
All Asset Growth-Alt 20................................. 1.35  1.50  1.37  1.43  2.05
All Asset Moderate Growth-Alt 15(e)..................... 3.42    --    --    --    --
American Century VP Mid Cap Value Fund(b)............... 1.13  1.98  1.41  2.68    --
American Funds Insurance Series(R) Global Small
 Capitalization Fund/sm/(e).............................   --    --    --    --    --
American Funds Insurance Series(R) New World Fund(R)(e). 2.83    --    --    --    --
AXA Aggressive Allocation............................... 2.57  0.91  1.34  1.71  1.17
AXA Balanced Strategy(a)................................ 2.26  0.88  1.57  2.26  3.76
AXA Conservative Allocation............................. 0.99  0.86  1.76  2.52  3.00
AXA Conservative Growth Strategy(a)..................... 1.80  0.91  1.66  2.55  4.43
AXA Conservative-Plus Allocation........................ 1.41  0.86  1.60  2.31  2.56
AXA Conservative Strategy(a)............................ 1.09  0.99  1.65  2.91  5.07
AXA Growth Strategy(a).................................. 2.92  0.90  1.54  1.98  2.55
AXA Moderate Allocation................................. 1.67  0.81  1.59  2.30  1.81
AXA Moderate Growth Strategy(a)......................... 2.52  0.84  1.42  1.94  2.68
AXA Moderate-Plus Allocation............................ 2.19  0.83  1.49  1.87  1.61
AXA Tactical Manager 400(b)............................. 0.21  0.26  0.03    --    --
AXA Tactical Manager 500(b)............................. 0.62  0.91  0.52  1.04    --

                                    FSA-111

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                      AT DECEMBER 31,
                                              ------------------------------
                                                        INVESTMENT
                                                       INCOME RATIO*
                                              ------------------------------
                                              2013  2012  2011   2010   2009
                                              ----  ----  ----  -----  -----
AXA Tactical Manager 2000(b)................. 0.14% 0.45% 0.03%  0.13%    --%
AXA Tactical Manager International(b)........   --  0.75  2.03   2.41     --
Dreyfus Stock Index Fund, Inc................ 1.81  2.12  1.82   1.65   2.09
EQ/AllianceBernstein Small Cap Growth........ 0.05  0.24    --   0.02   0.09
EQ/BlackRock Basic Value Equity.............. 1.71  1.73  1.34   1.54   2.97
EQ/Boston Advisors Equity Income............. 1.99  1.82  1.95   2.45   2.50
EQ/Calvert Socially Responsible.............. 0.75  0.99  0.56   0.05   0.49
EQ/Capital Guardian Research................. 1.48  0.94  0.95   1.03   1.51
EQ/Common Stock Index........................ 1.47  1.68  1.39   1.41   2.07
EQ/Core Bond Index........................... 1.09  1.44  2.08   2.37   5.87
EQ/Equity 500 Index.......................... 1.67  1.91  1.68   1.53   2.20
EQ/Equity Growth PLUS........................ 0.48  0.62  0.27   0.29   0.88
EQ/GAMCO Mergers and Acquisitions............ 0.44    --  0.20     --     --
EQ/GAMCO Small Company Value................. 0.27  1.26  0.07   0.34   0.41
EQ/Global Bond PLUS.......................... 0.01  1.50  3.54   2.95   0.82
EQ/Global Multi-Sector Equity................ 0.86  1.50  1.87   1.27   1.50
EQ/Intermediate Government Bond.............. 0.21  0.24  0.63   1.84   4.32
EQ/International Core PLUS................... 0.92  1.63  3.08   1.97   4.04
EQ/International Equity Index................ 2.38  3.31  3.03   2.38   2.46
EQ/International Value PLUS.................. 1.13  1.52  2.16   1.00   1.90
EQ/Invesco Comstock.......................... 4.73  1.39  1.52   1.87   1.74
EQ/JPMorgan Value Opportunities.............. 2.23  1.04  1.15   1.64   1.81
EQ/Large Cap Core PLUS....................... 0.54  1.22  1.10   2.03   5.05
EQ/Large Cap Growth Index.................... 1.03  1.35  0.96   1.09   2.62
EQ/Large Cap Growth PLUS..................... 0.18  0.61  0.55   0.41   1.52
EQ/Large Cap Value Index(d).................. 1.52  2.00  1.71   1.77  11.22
EQ/Large Cap Value PLUS...................... 1.08  1.04  1.29   1.36   2.19
EQ/Lord Abbett Large Cap Core................ 2.31  1.23  0.84   0.44   0.83
EQ/MFS International Growth.................. 0.92  1.05  0.64   0.85   1.14
EQ/Mid Cap Index............................. 0.80  1.03  0.78   0.95   1.37
EQ/Mid Cap Value PLUS........................ 0.51  1.19  1.05   1.25   1.25
EQ/Money Market..............................   --    --  0.01   0.07   0.22
EQ/Montag & Caldwell Growth.................. 0.82  0.82  0.50   0.56   0.39
EQ/Morgan Stanley Mid Cap Growth.............   --  0.50  0.25   0.35     --
EQ/PIMCO Ultra Short Bond.................... 0.75  0.57  0.58   0.40   1.14
EQ/Quality Bond PLUS......................... 0.35  0.61  2.35  10.24   8.56
EQ/Small Company Index....................... 1.03  1.28  0.86   1.24   1.53
EQ/T. Rowe Price Growth Stock................   --    --    --     --     --
EQ/UBS Growth & Income....................... 0.96  0.84  0.75   0.72   0.83
EQ/Wells Fargo Omega Growth..................   --  0.02    --   0.01   0.26
Fidelity(R) VIP Asset Manager Portfolio...... 1.64  1.60  2.23   0.25   2.62
Fidelity(R) VIP Contrafund(R) Portfolio...... 0.98  1.23  0.92   1.00   1.18
Fidelity(R) VIP Growth & Income Portfolio.... 2.10  2.38  1.98   0.87   1.04
Fidelity(R) VIP Mid Cap Portfolio(b)......... 0.40  0.51  0.03   0.34     --
Franklin Income Securities Fund.............. 6.36  6.41  5.77   6.69   8.57
Franklin Rising Dividends Securities Fund.... 1.53  1.62  1.45   1.55   1.44
Franklin Small Cap Value Securities Fund(b).. 1.26  0.82  0.58   0.06     --
Franklin Strategic Income Securities Fund(b). 5.65  6.66  5.30   0.01     --
Goldman Sachs VIT Mid Cap Value Fund(b)...... 0.74  1.18  0.79   0.76     --
Invesco V.I. Diversified Dividend Fund(c).... 2.30  4.10    --     --     --
Invesco V.I. Global Core Equity Fund......... 2.04  2.51  3.40   1.92   4.56

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                AT DECEMBER 31,
                                                        ------------------------------
                                                                  INVESTMENT
                                                                 INCOME RATIO*
                                                        ------------------------------
                                                        2013  2012   2011   2010  2009
                                                        ----  ----  -----  -----  ----
Invesco V.I. Global Health Care Fund................... 0.68%   --%    --%    --% 0.36%
Invesco V.I. Global Real Estate Fund(b)................ 4.38  0.54   5.11   6.86    --
Invesco V.I. International Growth Fund(b).............. 1.23  1.56   0.82   1.46    --
Invesco V.I. Mid Cap Core Equity Fund(b)............... 0.55    --   0.13   0.34    --
Invesco V.I. Small Cap Equity Fund(b)..................   --    --     --     --    --
Invesco V.I. Technology Fund...........................   --    --   0.18     --    --
IVY Funds VIP Energy(b)................................   --    --     --     --    --
IVY Funds VIP High Income(e)...........................   --    --     --     --    --
IVY Funds VIP Mid Cap Growth(b)........................   --    --   3.17     --    --
IVY Funds VIP Science and Technology(e)................   --    --     --     --    --
IVY Funds VIP Small Cap Growth(b)......................   --    --   0.73     --    --
Janus Aspen Series Balanced Portfolio.................. 1.52  2.84   2.41   2.81  3.06
Janus Aspen Series Enterprise Portfolio................ 0.51    --     --   0.07    --
Janus Aspen Series Forty Portfolio..................... 0.69  0.67   0.36   0.34  0.04
Janus Aspen Series Overseas Portfolio.................. 3.05  0.64   0.41   0.60  0.48
Janus Aspen Series Perkins Mid Cap Value Portfolio..... 1.11  0.87   0.58   0.49  0.33
Janus Aspen Series Global Research Portfolio........... 1.20  0.87   0.58   0.61  1.44
Lazard Retirement Emerging Markets Equity Portfolio(b). 1.64  2.04   2.82   3.04    --
MFS(R) International Value Portfolio(b)................ 1.54  1.52   1.19     --    --
MFS(R) Investors Growth Stock Series(b)................ 0.45  0.26   0.35     --    --
MFS(R) Investors Trust Series(b)....................... 1.05  0.83   1.31     --    --
MFS(R) Utilities Series................................ 2.30  6.81   3.10   3.16  4.81
Multimanager Aggressive Equity......................... 0.13  0.25     --   0.64  0.21
Multimanager Core Bond................................. 1.54  2.07   2.77   3.01  3.66
Multimanager International Equity...................... 1.28  1.54   1.73   3.38  1.91
Multimanager Large Cap Core Equity..................... 0.68  0.62   0.34   0.42  1.71
Multimanager Large Cap Value........................... 1.56  0.47   1.19   1.13  1.70
Multimanager Mid Cap Growth............................   --    --     --     --    --
Multimanager Mid Cap Value............................. 0.38  0.40   0.02   1.00  3.24
Multimanager Multi-Sector Bond......................... 3.70  2.37   4.09   2.81  4.82
Multimanager Small Cap Growth..........................   --    --     --     --    --
Multimanager Small Cap Value........................... 0.59  0.61   0.07   0.17  1.20
Multimanager Technology................................   --    --     --     --    --
Mutual Shares Securities Fund(b)....................... 2.12  2.16   2.56   0.44    --
Oppenheimer Global Fund/VA............................. 1.17  1.92   1.04   1.20  1.92
PIMCO CommodityRealReturn(R) Strategy Portfolio(b)..... 1.49  2.52  14.04  11.32    --
PIMCO Global Bond Portfolio (Unhedged)................. 1.06  1.62   2.56   4.56  2.89
PIMCO Real Return Portfolio(b)......................... 1.89  0.93   1.80   2.88    --
PIMCO Total Return Portfolio(b)........................ 2.15  2.47   2.55   5.85    --
T. Rowe Price Equity Income Portfolio - II(b).......... 1.36  2.05   2.03   1.64    --
Templeton Developing Markets Securities Fund(b)........ 1.95  1.38   0.07   0.02    --
Templeton Global Bond Securities Fund(b)............... 4.71  6.34   1.13   0.01    --
Templeton Growth Securities Fund(b).................... 2.78  1.83   1.59     --    --
UIF Emerging Markets Debt Portfolio.................... 4.01    --   3.41   3.63  6.96
Van Eck VIP Emerging Markets Fund...................... 1.43    --   1.04   3.14  0.15
Van Eck VIP Global Hard Assets Fund.................... 0.57  0.92   0.99   0.41  0.28
Van Eck VIP Unconstrained Emerging Markets Bond Fund... 2.03  0.81   8.27   0.60  4.11

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)


                                                                                           AT DECEMBER 31,
                                                                ----------------------------------------------------------------
                                                                                           EXPENSE RATIO**
                                                                                          LOWEST TO HIGHEST
                                                                ----------------------------------------------------------------
                                                 SHARE CLASS+       2013           2012           2011           2010
                                                 ------------   ------------   ------------   ------------   ------------   ----
All Asset Aggressive-Alt 25(e).................. CLASS B                 0.00%            --%            --%            --%
All Asset Growth-Alt 20......................... CLASS B        0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00
All Asset Moderate Growth-Alt 15(e)............. CLASS B                 0.00             --             --             --
American Century VP Mid Cap Value Fund(b)....... CLASS II                0.00           0.00           0.00           0.00
American Funds Insurance Series(R) Global Small
 Capitalization Fund/sm/(e)..................... CLASS 4                 0.00             --             --             --
American Funds Insurance Series(R) New World
 Fund(R)(e)..................................... CLASS 4                 0.00             --             --             --
AXA Aggressive Allocation....................... CLASS A                 0.00           0.00           0.00           0.00
AXA Aggressive Allocation....................... CLASS B        0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00
AXA Balanced Strategy(a)........................ CLASS B                 0.00           0.00           0.00           0.00
AXA Conservative Allocation..................... CLASS A                 0.00           0.00           0.00           0.00
AXA Conservative Allocation..................... CLASS B        0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00
AXA Conservative Growth Strategy(a)............. CLASS B                 0.00           0.00           0.00           0.00
AXA Conservative-Plus Allocation................ CLASS A                 0.00           0.00           0.00           0.00
AXA Conservative-Plus Allocation................ CLASS B        0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00
AXA Conservative Strategy(a).................... CLASS B                 0.00           0.00           0.00           0.00
AXA Growth Strategy(a).......................... CLASS B                 0.00           0.00           0.00           0.00
AXA Moderate Allocation......................... CLASS A                 0.00           0.00           0.00           0.00
AXA Moderate Allocation......................... CLASS B        0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00
AXA Moderate Growth Strategy(a)................. CLASS B                 0.00           0.00           0.00           0.00
AXA Moderate-Plus Allocation.................... CLASS A                 0.00           0.00           0.00           0.00
AXA Moderate-Plus Allocation.................... CLASS B        0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00
AXA Tactical Manager 400(b)..................... CLASS B                 0.00           0.00           0.00           0.00
AXA Tactical Manager 500(b)..................... CLASS B                 0.00           0.00           0.00           0.00
AXA Tactical Manager 2000(b).................... CLASS B                 0.00           0.00           0.00           0.00
AXA Tactical Manager International(b)........... CLASS B                 0.00           0.00           0.00           0.00
Dreyfus Stock Index Fund, Inc................... INITIAL SHARES 0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00
EQ/AllianceBernstein Small Cap Growth........... CLASS A        0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00
EQ/AllianceBernstein Small Cap Growth........... CLASS B                 0.00           0.00           0.00           0.00
EQ/BlackRock Basic Value Equity................. CLASS B        0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00
EQ/Boston Advisors Equity Income................ CLASS A        0.00 to  0.60  0.00 to  0.60  0.00 to  0.60  0.00 to  0.60  0.00
EQ/Boston Advisors Equity Income................ CLASS B        0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00
EQ/Calvert Socially Responsible................. CLASS A        0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00
EQ/Calvert Socially Responsible................. CLASS B        0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00
EQ/Capital Guardian Research.................... CLASS A        0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00
EQ/Capital Guardian Research.................... CLASS B                 0.00           0.00           0.00           0.00
EQ/Common Stock Index........................... CLASS A                 0.00           0.00           0.00           0.00
EQ/Common Stock Index........................... CLASS B                 0.00           0.00           0.00           0.00
EQ/Core Bond Index.............................. CLASS A        0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00
EQ/Core Bond Index.............................. CLASS B                 0.00           0.00           0.00           0.00
EQ/Equity 500 Index............................. CLASS B                 0.00           0.00           0.00           0.00
EQ/Equity Growth PLUS........................... CLASS B        0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00
EQ/GAMCO Mergers and Acquisitions............... CLASS B                 0.00           0.00           0.00           0.00
EQ/GAMCO Small Company Value.................... CLASS B        0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00
EQ/Global Bond PLUS............................. CLASS B                 0.00           0.00           0.00           0.00
EQ/Global Multi-Sector Equity................... CLASS A                 0.35           0.35           0.35           0.35
EQ/Global Multi-Sector Equity................... CLASS B                 0.00           0.00           0.00           0.00
EQ/Intermediate Government Bond................. CLASS A        0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00
EQ/Intermediate Government Bond................. CLASS B                 0.00           0.00           0.00           0.00
EQ/International Core PLUS...................... CLASS B                 0.00           0.00           0.00           0.00

                                                 ----


                                                 ----
                                                 2009
                                                 --------
All Asset Aggressive-Alt 25(e)..................       --%
All Asset Growth-Alt 20......................... to  0.75
All Asset Moderate Growth-Alt 15(e).............       --
American Century VP Mid Cap Value Fund(b).......       --
American Funds Insurance Series(R) Global Small
 Capitalization Fund/sm/(e).....................       --
American Funds Insurance Series(R) New World
 Fund(R)(e).....................................       --
AXA Aggressive Allocation.......................     0.00
AXA Aggressive Allocation....................... to  0.75
AXA Balanced Strategy(a)........................     0.00
AXA Conservative Allocation.....................     0.00
AXA Conservative Allocation..................... to  0.75
AXA Conservative Growth Strategy(a).............     0.00
AXA Conservative-Plus Allocation................     0.00
AXA Conservative-Plus Allocation................ to  0.75
AXA Conservative Strategy(a)....................     0.00
AXA Growth Strategy(a)..........................     0.00
AXA Moderate Allocation.........................     0.00
AXA Moderate Allocation......................... to  0.75
AXA Moderate Growth Strategy(a).................     0.00
AXA Moderate-Plus Allocation....................     0.00
AXA Moderate-Plus Allocation.................... to  0.75
AXA Tactical Manager 400(b).....................       --
AXA Tactical Manager 500(b).....................       --
AXA Tactical Manager 2000(b)....................       --
AXA Tactical Manager International(b)...........       --
Dreyfus Stock Index Fund, Inc................... to  0.75
EQ/AllianceBernstein Small Cap Growth........... to  0.35
EQ/AllianceBernstein Small Cap Growth...........     0.00
EQ/BlackRock Basic Value Equity................. to  0.35
EQ/Boston Advisors Equity Income................ to  0.60
EQ/Boston Advisors Equity Income................ to  0.75
EQ/Calvert Socially Responsible................. to  0.75
EQ/Calvert Socially Responsible................. to  0.35
EQ/Capital Guardian Research.................... to  0.75
EQ/Capital Guardian Research....................     0.00
EQ/Common Stock Index...........................     0.00
EQ/Common Stock Index...........................     0.00
EQ/Core Bond Index.............................. to  0.75
EQ/Core Bond Index..............................     0.00
EQ/Equity 500 Index.............................     0.00
EQ/Equity Growth PLUS........................... to  0.75
EQ/GAMCO Mergers and Acquisitions...............     0.00
EQ/GAMCO Small Company Value.................... to  0.75
EQ/Global Bond PLUS.............................     0.00
EQ/Global Multi-Sector Equity...................     0.35
EQ/Global Multi-Sector Equity...................     0.00
EQ/Intermediate Government Bond................. to  0.75
EQ/Intermediate Government Bond.................     0.00
EQ/International Core PLUS......................     0.00

                                    FSA-114

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                                         AT DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                                         EXPENSE RATIO**
                                                                                        LOWEST TO HIGHEST
                                                              ----------------------------------------------------------------
                                              SHARE CLASS+        2013           2012           2011           2010
                                              ------------    ------------   ------------   ------------   ------------   ----
EQ/International Equity Index................ CLASS A                  0.00%          0.00%          0.00%          0.00%
EQ/International Equity Index................ CLASS B                  0.00           0.00           0.00           0.00
EQ/International Value PLUS.................. CLASS A                  0.00           0.00           0.00           0.00
EQ/International Value PLUS.................. CLASS B                  0.00           0.00           0.00           0.00
EQ/Invesco Comstock.......................... CLASS B                  0.00           0.00           0.00           0.00
EQ/JPMorgan Value Opportunities.............. CLASS A                  0.00           0.00           0.00           0.00
EQ/JPMorgan Value Opportunities.............. CLASS B                  0.00           0.00           0.00           0.00
EQ/Large Cap Core PLUS....................... CLASS B                  0.00           0.00           0.00           0.00
EQ/Large Cap Growth Index.................... CLASS B                  0.00           0.00           0.00           0.00
EQ/Large Cap Growth PLUS..................... CLASS A                  0.00           0.00           0.00             --
EQ/Large Cap Growth PLUS..................... CLASS B                  0.00           0.00           0.00           0.00
EQ/Large Cap Value Index(d).................. CLASS A                  0.35           0.35           0.35             --
EQ/Large Cap Value Index(d).................. CLASS B                  0.00           0.00           0.00           0.00
EQ/Large Cap Value PLUS...................... CLASS A         0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00
EQ/Large Cap Value PLUS...................... CLASS B                  0.00           0.00           0.00           0.00
EQ/Lord Abbett Large Cap Core................ CLASS B                  0.00           0.00           0.00           0.00
EQ/MFS International Growth.................. CLASS B         0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00
EQ/Mid Cap Index............................. CLASS A                  0.35           0.35           0.35           0.35
EQ/Mid Cap Index............................. CLASS B                  0.00           0.00           0.00           0.00
EQ/Mid Cap Value PLUS........................ CLASS A         0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00
EQ/Mid Cap Value PLUS........................ CLASS B                  0.00           0.00           0.00           0.00
EQ/Money Market.............................. CLASS A         0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00
EQ/Money Market.............................. CLASS B                  0.00           0.00           0.00           0.00
EQ/Montag & Caldwell Growth.................. CLASS B         0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00
EQ/Morgan Stanley Mid Cap Growth............. CLASS A         0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00
EQ/Morgan Stanley Mid Cap Growth............. CLASS B                  0.00           0.00           0.00           0.00
EQ/PIMCO Ultra Short Bond.................... CLASS A                  0.00           0.00           0.00           0.00
EQ/PIMCO Ultra Short Bond.................... CLASS B         0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00
EQ/Quality Bond PLUS......................... CLASS A                  0.00           0.00           0.00           0.00
EQ/Quality Bond PLUS......................... CLASS B         0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75
EQ/Small Company Index....................... CLASS A         0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00
EQ/Small Company Index....................... CLASS B                  0.00           0.00           0.00           0.00
EQ/T. Rowe Price Growth Stock................ CLASS B         0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00
EQ/UBS Growth & Income....................... CLASS B         0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00
EQ/Wells Fargo Omega Growth.................. CLASS B                  0.00           0.00           0.00           0.00
Fidelity(R) VIP Asset Manager Portfolio...... INITIAL CLASS            0.00           0.00           0.00           0.00
Fidelity(R) VIP Contrafund(R) Portfolio...... INITIAL CLASS            0.00           0.00           0.00           0.00
Fidelity(R) VIP Contrafund(R) Portfolio...... SERVICE CLASS   0.35 to  0.75  0.35 to  0.75  0.35 to  0.75  0.35 to  0.75  0.35
Fidelity(R) VIP Contrafund(R) Portfolio...... SERVICE CLASS 2          0.00           0.00           0.00           0.00
Fidelity(R) VIP Growth & Income Portfolio.... INITIAL CLASS            0.00           0.00           0.00           0.00
Fidelity(R) VIP Growth & Income Portfolio.... SERVICE CLASS 2          0.00           0.00           0.00           0.00
Fidelity(R) VIP Mid Cap Portfolio(b)......... SERVICE CLASS 2          0.00           0.00           0.00           0.00
Franklin Income Securities Fund.............. CLASS 2         0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00
Franklin Rising Dividends Securities Fund.... CLASS 2         0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35
Franklin Small Cap Value Securities Fund(b).. CLASS 2                  0.00           0.00           0.00           0.00
Franklin Strategic Income Securities Fund(b). CLASS 2                  0.00           0.00           0.00           0.00
Goldman Sachs VIT Mid Cap Value Fund(b)...... SERVICE SHARES           0.00           0.00           0.00           0.00
Invesco V.I. Diversified Dividend Fund(c).... SERIES I        0.00 to  0.35  0.00 to  0.35  0.00 to  0.35             --
Invesco V.I. Global Core Equity Fund......... SERIES I        0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00
Invesco V.I. Global Health Care Fund......... SERIES I        0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00
Invesco V.I. Global Real Estate Fund(b)...... SERIES II                0.00           0.00           0.00           0.00

                                              ----


                                              ----
                                              2009
                                              --------
EQ/International Equity Index................     0.00%
EQ/International Equity Index................     0.00
EQ/International Value PLUS..................     0.00
EQ/International Value PLUS..................     0.00
EQ/Invesco Comstock..........................     0.00
EQ/JPMorgan Value Opportunities..............     0.00
EQ/JPMorgan Value Opportunities..............     0.00
EQ/Large Cap Core PLUS.......................     0.00
EQ/Large Cap Growth Index....................     0.00
EQ/Large Cap Growth PLUS.....................       --
EQ/Large Cap Growth PLUS.....................     0.00
EQ/Large Cap Value Index(d)..................       --
EQ/Large Cap Value Index(d)..................     0.00
EQ/Large Cap Value PLUS...................... to  0.35
EQ/Large Cap Value PLUS......................     0.00
EQ/Lord Abbett Large Cap Core................     0.00
EQ/MFS International Growth.................. to  0.75
EQ/Mid Cap Index.............................     0.35
EQ/Mid Cap Index.............................     0.00
EQ/Mid Cap Value PLUS........................ to  0.35
EQ/Mid Cap Value PLUS........................     0.00
EQ/Money Market.............................. to  0.75
EQ/Money Market..............................     0.00
EQ/Montag & Caldwell Growth.................. to  0.75
EQ/Morgan Stanley Mid Cap Growth............. to  0.35
EQ/Morgan Stanley Mid Cap Growth.............     0.00
EQ/PIMCO Ultra Short Bond....................     0.00
EQ/PIMCO Ultra Short Bond.................... to  0.35
EQ/Quality Bond PLUS.........................     0.00
EQ/Quality Bond PLUS.........................     0.00
EQ/Small Company Index....................... to  0.35
EQ/Small Company Index.......................     0.00
EQ/T. Rowe Price Growth Stock................ to  0.75
EQ/UBS Growth & Income....................... to  0.75
EQ/Wells Fargo Omega Growth..................     0.00
Fidelity(R) VIP Asset Manager Portfolio......     0.00
Fidelity(R) VIP Contrafund(R) Portfolio......     0.00
Fidelity(R) VIP Contrafund(R) Portfolio...... to  0.75
Fidelity(R) VIP Contrafund(R) Portfolio......       --
Fidelity(R) VIP Growth & Income Portfolio....     0.00
Fidelity(R) VIP Growth & Income Portfolio....       --
Fidelity(R) VIP Mid Cap Portfolio(b).........       --
Franklin Income Securities Fund.............. to  0.35
Franklin Rising Dividends Securities Fund....     0.35
Franklin Small Cap Value Securities Fund(b)..       --
Franklin Strategic Income Securities Fund(b).       --
Goldman Sachs VIT Mid Cap Value Fund(b)......       --
Invesco V.I. Diversified Dividend Fund(c)....       --
Invesco V.I. Global Core Equity Fund......... to  0.35
Invesco V.I. Global Health Care Fund......... to  0.35
Invesco V.I. Global Real Estate Fund(b)......       --

                                    FSA-115

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                                        AT DECEMBER 31,
                                                             --------------------------------------------------------------------
                                                                                        EXPENSE RATIO**
                                                                                       LOWEST TO HIGHEST
                                                             --------------------------------------------------------------------
                                              SHARE CLASS+       2013           2012           2011           2010           2009
                                              ------------   ------------   ------------   ------------   ------------   --------
Invesco V.I. International Growth Fund(b).... SERIES II               0.00%          0.00%          0.00%          0.00%
Invesco V.I. Mid Cap Core Equity Fund(b)..... SERIES II               0.00           0.00           0.00           0.00
Invesco V.I. Small Cap Equity Fund(b)........ SERIES II               0.00           0.00           0.00           0.00
Invesco V.I. Technology Fund................. SERIES I       0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to
IVY Funds VIP Energy(b)...................... COMMON SHARES           0.00           0.00           0.00           0.00
IVY Funds VIP High Income(e)................. COMMON SHARES           0.00             --             --             --
IVY Funds VIP Mid Cap Growth(b).............. COMMON SHARES           0.00           0.00           0.00           0.00
IVY Funds VIP Science and Technology(e)...... COMMON SHARES           0.00             --             --             --
IVY Funds VIP Small Cap Growth(b)............ COMMON SHARES           0.00           0.00           0.00           0.00
Janus Aspen Series Balanced Portfolio........ INSTITUTIONAL
                                              SHARES         0.35 to  0.75  0.35 to  0.75  0.35 to  0.75  0.35 to  0.75  0.35 to
Janus Aspen Series Enterprise Portfolio...... INSTITUTIONAL
                                              SHARES         0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to
Janus Aspen Series Forty Portfolio........... INSTITUTIONAL
                                              SHARES         0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to
Janus Aspen Series Forty Portfolio........... SERVICE SHARES          0.35           0.35           0.35           0.35
Janus Aspen Series Overseas Portfolio........ INSTITUTIONAL
                                              SHARES                  0.00           0.00           0.00           0.00
Janus Aspen Series Overseas Portfolio........ SERVICE SHARES          0.35           0.35           0.35           0.35
Janus Aspen Series Perkins Mid Cap Value
 Portfolio................................... SERVICE SHARES          0.00           0.00           0.00           0.00
Janus Aspen Series Global Research Portfolio. INSTITUTIONAL
                                              SHARES         0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to
Lazard Retirement Emerging Markets Equity
 Portfolio(b)................................ SERVICE SHARES          0.00           0.00           0.00           0.00
MFS(R) International Value Portfolio(b)...... SERVICE CLASS           0.00           0.00           0.00           0.00
MFS(R) Investors Growth Stock Series(b)...... SERVICE CLASS           0.00           0.00           0.00           0.00
MFS(R) Investors Trust Series(b)............. SERVICE CLASS           0.00           0.00           0.00           0.00
MFS(R) Utilities Series...................... INITIAL CLASS  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to  0.35  0.00 to
Multimanager Aggressive Equity............... CLASS B                 0.00           0.00           0.00           0.00
Multimanager Core Bond....................... CLASS A                 0.00           0.00           0.00           0.00
Multimanager Core Bond....................... CLASS B                 0.00           0.00           0.00           0.00
Multimanager International Equity............ CLASS B                 0.00           0.00           0.00           0.00
Multimanager Large Cap Core Equity........... CLASS B                 0.00           0.00           0.00           0.00
Multimanager Large Cap Value................. CLASS A                 0.00           0.00           0.00           0.00
Multimanager Large Cap Value................. CLASS B                 0.00           0.00           0.00           0.00
Multimanager Mid Cap Growth.................. CLASS B                 0.00           0.00           0.00           0.00
Multimanager Mid Cap Value................... CLASS B                 0.00           0.00           0.00           0.00
Multimanager Multi-Sector Bond............... CLASS A                 0.35           0.35           0.35           0.35
Multimanager Multi-Sector Bond............... CLASS B                 0.00           0.00           0.00           0.00
Multimanager Small Cap Growth................ CLASS B        0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to  0.75  0.00 to
Multimanager Small Cap Value................. CLASS B                 0.00           0.00           0.00           0.00
Multimanager Technology...................... CLASS B                 0.00           0.00           0.00           0.00
Mutual Shares Securities Fund(b)............. CLASS 2                 0.00           0.00           0.00           0.00
Oppenheimer Global Fund/VA................... SERVICE CLASS           0.35           0.35           0.35           0.35
PIMCO CommodityRealReturn(R) Strategy
 Portfolio(b)................................ ADVISOR CLASS           0.00           0.00           0.00           0.00
PIMCO Global Bond Portfolio (Unhedged)....... ADMINISTRATIVE
                                              CLASS                   0.35           0.35           0.35           0.35
PIMCO Real Return Portfolio(b)............... ADVISOR CLASS           0.00           0.00           0.00           0.00
PIMCO Total Return Portfolio(b).............. ADVISOR CLASS           0.00           0.00           0.00           0.00






                                              ----
Invesco V.I. International Growth Fund(b)....   --%
Invesco V.I. Mid Cap Core Equity Fund(b).....   --
Invesco V.I. Small Cap Equity Fund(b)........   --
Invesco V.I. Technology Fund................. 0.35
IVY Funds VIP Energy(b)......................   --
IVY Funds VIP High Income(e).................   --
IVY Funds VIP Mid Cap Growth(b)..............   --
IVY Funds VIP Science and Technology(e)......   --
IVY Funds VIP Small Cap Growth(b)............   --
Janus Aspen Series Balanced Portfolio........
                                              0.75
Janus Aspen Series Enterprise Portfolio......
                                              0.75
Janus Aspen Series Forty Portfolio...........
                                              0.75
Janus Aspen Series Forty Portfolio........... 0.35
Janus Aspen Series Overseas Portfolio........
                                              0.00
Janus Aspen Series Overseas Portfolio........ 0.35
Janus Aspen Series Perkins Mid Cap Value
 Portfolio................................... 0.00
Janus Aspen Series Global Research Portfolio.
                                              0.75
Lazard Retirement Emerging Markets Equity
 Portfolio(b)................................   --
MFS(R) International Value Portfolio(b)......   --
MFS(R) Investors Growth Stock Series(b)......   --
MFS(R) Investors Trust Series(b).............   --
MFS(R) Utilities Series...................... 0.35
Multimanager Aggressive Equity............... 0.00
Multimanager Core Bond....................... 0.00
Multimanager Core Bond....................... 0.00
Multimanager International Equity............ 0.00
Multimanager Large Cap Core Equity........... 0.00
Multimanager Large Cap Value................. 0.00
Multimanager Large Cap Value................. 0.00
Multimanager Mid Cap Growth.................. 0.00
Multimanager Mid Cap Value................... 0.00
Multimanager Multi-Sector Bond............... 0.35
Multimanager Multi-Sector Bond............... 0.00
Multimanager Small Cap Growth................ 0.75
Multimanager Small Cap Value................. 0.00
Multimanager Technology...................... 0.00
Mutual Shares Securities Fund(b).............   --
Oppenheimer Global Fund/VA................... 0.35
PIMCO CommodityRealReturn(R) Strategy
 Portfolio(b)................................   --
PIMCO Global Bond Portfolio (Unhedged).......
                                              0.35
PIMCO Real Return Portfolio(b)...............   --
PIMCO Total Return Portfolio(b)..............   --

                                    FSA-116

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                               AT DECEMBER 31,
                                                              ------------------------------------------------
                                                                               EXPENSE RATIO**
                                                                              LOWEST TO HIGHEST
                                                              ------------------------------------------------
                                               SHARE CLASS+     2013          2012          2011          2010          2009
                                               ------------   --------      --------      --------      --------      -------
T. Rowe Price Equity Income Portfolio - II(b). CLASS II               0.00%         0.00%         0.00%         0.00%
Templeton Developing Markets Securities
 Fund(b)...................................... CLASS 2                0.00          0.00          0.00          0.00
Templeton Global Bond Securities Fund(b)...... CLASS 2                0.00          0.00          0.00          0.00
Templeton Growth Securities Fund(b)........... CLASS 2                0.00          0.00          0.00          0.00
UIF Emerging Markets Debt Portfolio........... CLASS I                0.00          0.00          0.00          0.00
Van Eck VIP Emerging Markets Fund............. INITIAL CLASS          0.00          0.00          0.00          0.00
Van Eck VIP Global Hard Assets Fund........... CLASS S SHARES         0.00          0.00          0.00          0.00
Van Eck VIP Global Hard Assets Fund........... INITIAL CLASS          0.00          0.00          0.00          0.00
Van Eck VIP Unconstrained Emerging Markets
 Bond Fund.................................... INITIAL CLASS          0.00          0.00          0.00          0.00






                                               -
T. Rowe Price Equity Income Portfolio - II(b).   --%
Templeton Developing Markets Securities
 Fund(b)......................................   --
Templeton Global Bond Securities Fund(b)......   --
Templeton Growth Securities Fund(b)...........   --
UIF Emerging Markets Debt Portfolio........... 0.00
Van Eck VIP Emerging Markets Fund............. 0.00
Van Eck VIP Global Hard Assets Fund...........   --
Van Eck VIP Global Hard Assets Fund........... 0.00
Van Eck VIP Unconstrained Emerging Markets
 Bond Fund.................................... 0.00

                                                                              AT DECEMBER 31,
                                             -------------------------------------------------------------------------------
                                                                              TOTAL RETURN***
                                                                             LOWEST TO HIGHEST
                                             -------------------------------------------------------------------------------
                                SHARE CLASS+      2013             2012              2011              2010             2009
                                ------------ --------------   --------------   ----------------   --------------   ---------
All Asset Aggressive-Alt 25(e).   CLASS B               7.05%              --%                --%              --%
All Asset Growth-Alt 20........   CLASS B    13.26 to  14.11  11.16 to  12.04  (4.20) to   (3.49) 14.09 to  15.00  25.19 to
All Asset Moderate Growth-
 Alt 15(e).....................   CLASS B               4.19               --                 --               --
American Century VP Mid Cap
 Value Fund(b).................   CLASS II             29.89            16.24              (0.84)           18.21
American Funds Insurance
 Series(R) Global Small
 Capitalization Fund/sm/(e)....   CLASS 4              10.13               --                 --               --
American Funds Insurance
 Series(R) New World
 Fund(R)(e)....................   CLASS 4               5.36               --                 --               --
AXA Aggressive Allocation......   CLASS A              26.41            14.16              (7.30)           13.36
AXA Aggressive Allocation......   CLASS B    25.50 to  26.43  13.31 to  14.17  (8.15) to   (7.50) 12.14 to  13.08  26.40 to
AXA Balanced Strategy(a).......   CLASS B              13.66             8.54              (2.39)           10.06
AXA Conservative Allocation....   CLASS A               4.33             4.62               2.18             7.51
AXA Conservative Allocation....   CLASS B     3.49 to   4.34   3.81 to   4.58   1.13  to    1.90   6.51 to   7.27   9.06 to
AXA Conservative Growth
 Strategy(a)...................   CLASS B              10.51             7.20              (1.39)            9.15
AXA Conservative-Plus
 Allocation....................   CLASS A              10.31             7.31              (0.48)            9.43
AXA Conservative-Plus
 Allocation....................   CLASS B     9.36     10.24   6.65 to   7.37  (1.49) to   (0.71)  8.28 to   9.07  13.55 to
AXA Conservative Strategy(a)...   CLASS B               4.38             4.48               0.72             7.28
AXA Growth Strategy(a).........   CLASS B              20.20            11.21              (4.41)           11.68
AXA Moderate Allocation........   CLASS A              13.14             8.82              (2.18)           10.16
AXA Moderate Allocation........   CLASS B    12.29 to  13.12   7.96 to   8.80  (3.09) to   (2.40)  9.09 to   9.92  16.02 to
AXA Moderate Growth
 Strategy(a)...................   CLASS B              16.88             9.84              (3.33)           10.87
AXA Moderate-Plus Allocation...   CLASS A              19.78            11.53              (4.71)           11.81
AXA Moderate-Plus Allocation...   CLASS B    18.90 to  19.78  10.69 to  11.53  (5.64) to   (4.96) 10.68 to  11.55  21.08 to
AXA Tactical Manager 400(b)....   CLASS B              31.69            16.46              (8.22)           21.46
AXA Tactical Manager 500(b)....   CLASS B              30.93            14.83              (3.75)           17.17
AXA Tactical Manager
 2000(b).......................   CLASS B              37.39            15.44             (10.55)           22.34

                                -


                                -

                                -----
All Asset Aggressive-Alt 25(e).    --%
All Asset Growth-Alt 20........ 26.03
All Asset Moderate Growth-
 Alt 15(e).....................    --
American Century VP Mid Cap
 Value Fund(b).................    --
American Funds Insurance
 Series(R) Global Small
 Capitalization Fund/sm/(e)....    --
American Funds Insurance
 Series(R) New World
 Fund(R)(e)....................    --
AXA Aggressive Allocation...... 27.60
AXA Aggressive Allocation...... 27.28
AXA Balanced Strategy(a).......  1.85
AXA Conservative Allocation.... 10.10
AXA Conservative Allocation....  9.83
AXA Conservative Growth
 Strategy(a)...................  1.63
AXA Conservative-Plus
 Allocation.................... 14.66
AXA Conservative-Plus
 Allocation.................... 14.42
AXA Conservative Strategy(a)...  1.00
AXA Growth Strategy(a).........  2.45
AXA Moderate Allocation........ 17.31
AXA Moderate Allocation........ 17.01
AXA Moderate Growth
 Strategy(a)...................  2.11
AXA Moderate-Plus Allocation... 22.32
AXA Moderate-Plus Allocation... 21.96
AXA Tactical Manager 400(b)....    --
AXA Tactical Manager 500(b)....    --
AXA Tactical Manager
 2000(b).......................    --

                                    FSA-117

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                                 AT DECEMBER 31,
                                               ---------------------------------------------------------------------------------
                                                                                 TOTAL RETURN***
                                                                                LOWEST TO HIGHEST
                                               ---------------------------------------------------------------------------------
                                SHARE CLASS+         2013             2012               2011              2010             2009
                                ------------   ---------------   --------------   ----------------    --------------   ---------
AXA Tactical Manager
 International(b).............. CLASS B                   21.11%           16.59%            (16.05)%           21.27%
Dreyfus Stock Index Fund, Inc.. INITIAL SHARES 31.04  to  32.06  14.83 to  15.75   1.17  to    1.82   13.94 to  14.86  25.38 to
EQ/AllianceBernstein Small Cap
 Growth........................ CLASS A        37.67  to  38.12  15.19 to  15.62  (0.51) to   (0.40)  33.08 to  33.54  35.52 to
EQ/AllianceBernstein Small Cap
 Growth........................ CLASS B                   38.17            15.59              (0.65)            33.24
EQ/BlackRock Basic Value
 Equity........................ CLASS B        37.21  to  37.73  13.23 to  13.63  (3.43) to   (3.10)  11.90 to  12.28  29.88 to
EQ/Boston Advisors Equity
 Income........................ CLASS A        30.94  to  31.76  17.10 to  17.75  (0.77) to   (0.18)  15.25 to  15.96  11.18 to
EQ/Boston Advisors Equity
 Income........................ CLASS B        30.79  to  31.75  16.85 to  17.73  (1.17) to   (0.39)  14.82 to  15.70  10.69 to
EQ/Calvert Socially
 Responsible................... CLASS A        33.41  to  34.35  15.90 to  16.67  (0.26) to    0.49   11.87 to  12.78  30.41 to
EQ/Calvert Socially
 Responsible................... CLASS B        33.83  to  34.34  16.29 to  16.73   0.00  to    0.28   12.06 to  12.53  30.39 to
EQ/Capital Guardian Research... CLASS A        30.84  to  31.78  16.50 to  17.35   3.47  to    4.26   15.17 to  16.18  30.81 to
EQ/Capital Guardian Research... CLASS B                   31.77            17.41               4.00             15.80
EQ/Common Stock Index.......... CLASS A                   32.48            15.55               0.79             16.13
EQ/Common Stock Index.......... CLASS B                   32.47            15.59               0.54             15.86
EQ/Core Bond Index............. CLASS A        (2.38) to  (1.57)  2.43 to   3.16   4.23  to    5.02    5.24 to   6.08   2.53 to
EQ/Core Bond Index............. CLASS B                   (1.59)            3.16               4.80              5.78
EQ/Equity 500 Index............ CLASS B                   31.51            15.23               1.51             14.38
EQ/Equity Growth PLUS.......... CLASS B        31.53  to  32.54  13.42 to  14.24  (6.88) to   (6.19)  14.40 to  15.26  26.81 to
EQ/GAMCO Mergers and
 Acquisitions.................. CLASS B                   10.99             5.25               1.35              9.62
EQ/GAMCO Small Company
 Value......................... CLASS B        38.08  to  39.12  16.97 to  17.85  (4.21) to   (3.50)  31.64 to  32.67  40.40 to
EQ/Global Bond PLUS............ CLASS B                   (2.51)            3.72               4.40              6.31
EQ/Global Multi-Sector Equity.. CLASS A                   19.93            16.59             (12.36)            11.29
EQ/Global Multi-Sector Equity.. CLASS B                   20.36            16.99             (12.32)            11.46
EQ/Intermediate Government
 Bond.......................... CLASS A        (2.35) to  (1.66)  0.21 to   1.01   4.78  to    5.55    3.70 to   4.44
EQ/Intermediate Government
 Bond.......................... CLASS B                   (1.64)            0.98               5.29              4.22
EQ/International Core PLUS..... CLASS B                   17.52            16.31             (16.93)             9.22
EQ/International Equity Index.. CLASS A                   21.53            16.24             (11.96)             5.40
EQ/International Equity Index.. CLASS B                   21.47            16.27             (12.20)             5.21
EQ/International Value PLUS.... CLASS A                   19.30            17.53             (15.94)             6.31
EQ/International Value PLUS.... CLASS B                   19.33            17.47             (16.16)             6.07
EQ/Invesco Comstock............ CLASS B                   35.04            18.42              (1.99)            15.22
EQ/JPMorgan Value
 Opportunities................. CLASS A                   35.87            16.01              (4.99)            12.60
EQ/JPMorgan Value
 Opportunities................. CLASS B                   35.78            16.05              (5.23)            12.32
EQ/Large Cap Core PLUS......... CLASS B                   31.56            14.99              (4.24)            14.18
EQ/Large Cap Growth Index...... CLASS B                   32.49            14.73               2.35             15.96
EQ/Large Cap Growth PLUS....... CLASS A                   35.38            13.70              (7.12)               --
EQ/Large Cap Growth PLUS....... CLASS B                   35.39            13.74              (3.66)            14.45
EQ/Large Cap Value Index(d).... CLASS A                   31.15            16.15              (5.61)               --

                                -


                                -

                                -----
AXA Tactical Manager
 International(b)..............    --%
Dreyfus Stock Index Fund, Inc.. 26.37
EQ/AllianceBernstein Small Cap
 Growth........................ 36.05
EQ/AllianceBernstein Small Cap
 Growth........................ 35.68
EQ/BlackRock Basic Value
 Equity........................ 30.28
EQ/Boston Advisors Equity
 Income........................ 11.88
EQ/Boston Advisors Equity
 Income........................ 11.55
EQ/Calvert Socially
 Responsible................... 31.39
EQ/Calvert Socially
 Responsible................... 30.88
EQ/Capital Guardian Research... 31.64
EQ/Capital Guardian Research... 31.45
EQ/Common Stock Index.......... 28.66
EQ/Common Stock Index.......... 28.32
EQ/Core Bond Index.............  2.93
EQ/Core Bond Index.............  2.68
EQ/Equity 500 Index............ 25.87
EQ/Equity Growth PLUS.......... 27.81
EQ/GAMCO Mergers and
 Acquisitions.................. 16.63
EQ/GAMCO Small Company
 Value......................... 41.42
EQ/Global Bond PLUS............  1.96
EQ/Global Multi-Sector Equity.. 49.79
EQ/Global Multi-Sector Equity.. 50.06
EQ/Intermediate Government
 Bond..........................    --
EQ/Intermediate Government
 Bond.......................... (2.27)
EQ/International Core PLUS..... 35.34
EQ/International Equity Index.. 27.42
EQ/International Equity Index.. 27.09
EQ/International Value PLUS.... 30.65
EQ/International Value PLUS.... 30.25
EQ/Invesco Comstock............ 28.41
EQ/JPMorgan Value
 Opportunities................. 32.73
EQ/JPMorgan Value
 Opportunities................. 32.32
EQ/Large Cap Core PLUS......... 26.52
EQ/Large Cap Growth Index...... 36.20
EQ/Large Cap Growth PLUS.......    --
EQ/Large Cap Growth PLUS....... 34.86
EQ/Large Cap Value Index(d)....    --

                                    FSA-118

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                                     AT DECEMBER 31,
                                                 --------------------------------------------------------------------------
                                                                                     TOTAL RETURN***
                                                                                    LOWEST TO HIGHEST
                                                 --------------------------------------------------------------------------
                                 SHARE CLASS+          2013              2012               2011                2010
                                 ------------    ---------------   ---------------   -----------------    ---------------
EQ/Large Cap Value Index(d)..... CLASS B                    31.58%            16.59%              (0.32)%            14.62%
EQ/Large Cap Value PLUS......... CLASS A         32.00  to  32.44  15.47  to  15.84   (5.19) to   (4.77)  12.49  to  12.92
EQ/Large Cap Value PLUS......... CLASS B                    32.48             15.85               (5.07)             12.69
EQ/Lord Abbett Large Cap
 Core........................... CLASS B                    29.99             15.37               (8.51)             13.96
EQ/MFS International Growth..... CLASS B         12.81  to  13.65  18.80  to  19.71  (11.39) to  (10.73)  14.11  to  14.96
EQ/Mid Cap Index................ CLASS A                    32.11             16.69               (2.50)             25.61
EQ/Mid Cap Index................ CLASS B                    32.58             17.08               (2.41)             25.75
EQ/Mid Cap Value PLUS........... CLASS A         32.56  to  33.07  18.20  to  18.62   (9.37) to   (9.11)  22.09  to  22.50
EQ/Mid Cap Value PLUS........... CLASS B                    33.07             18.63               (9.43)             22.46
EQ/Money Market................. CLASS A         (0.74) to   0.00  (0.73) to   0.00   (0.82) to    0.00   (0.63) to   0.09
EQ/Money Market................. CLASS B                     0.00              0.00                0.00               0.01
EQ/Montag & Caldwell
 Growth......................... CLASS B         26.32  to  27.21  11.76  to  12.67    2.04  to    2.78    7.49  to   8.29
EQ/Morgan Stanley Mid Cap
 Growth......................... CLASS A         38.06  to  38.53   8.33  to   8.75   (7.76) to   (7.47)  32.12  to  32.62
EQ/Morgan Stanley Mid Cap
 Growth......................... CLASS B                    38.54              8.75               (7.70)             32.30
EQ/PIMCO Ultra Short Bond....... CLASS A                     0.07              1.45                0.07               1.10
EQ/PIMCO Ultra Short Bond....... CLASS B         (0.22) to   0.08   1.12  to   1.50   (0.52) to   (0.20)   0.45  to   0.84
EQ/Quality Bond PLUS............ CLASS A                    (2.23)             2.65                1.39               6.52
EQ/Quality Bond PLUS............ CLASS B         (3.00) to  (2.28)  1.87  to   2.66    0.49  to    1.22    5.86  to   6.24
EQ/Small Company Index.......... CLASS A         37.00  to  37.40  15.14  to  15.56   (4.09) to   (3.74)  25.68  to  26.18
EQ/Small Company Index.......... CLASS B                    37.46             15.54               (4.00)             25.82
EQ/T. Rowe Price Growth
 Stock.......................... CLASS B         36.87  to  37.88  18.07  to  18.97   (2.68) to   (1.95)  15.52  to  16.42
EQ/UBS Growth & Income.......... CLASS B         34.57  to  35.54  12.02  to  12.87   (3.59) to   (2.82)  12.20  to  13.06
EQ/Wells Fargo Omega
 Growth......................... CLASS B                    39.08             20.43               (5.87)             17.29
Fidelity(R) VIP Asset Manager
 Portfolio...................... INITIAL CLASS              15.73             12.43               (2.56)             14.32
Fidelity(R) VIP Contrafund(R)
 Portfolio...................... INITIAL CLASS              31.29             16.36               (2.50)             17.20
Fidelity(R) VIP Contrafund(R)
 Portfolio...................... SERVICE CLASS   30.13  to  30.70  15.41  to  15.89   (3.34) to   (2.98)  16.26  to  16.75
Fidelity(R) VIP Contrafund(R)
 Portfolio...................... SERVICE CLASS 2            30.95             16.14               (2.78)             21.10
Fidelity(R) VIP Growth & Income
 Portfolio...................... INITIAL CLASS              33.58             18.54                1.61              14.87
Fidelity(R) VIP Growth & Income
 Portfolio...................... SERVICE CLASS 2            33.24             18.25                1.36              19.31
Fidelity(R) VIP Mid Cap
 Portfolio(b)................... SERVICE CLASS 2            35.87             14.56              (10.85)             25.39
Franklin Income Securities
 Fund........................... CLASS 2         13.55  to  13.96  12.29  to  12.64    2.03  to    2.42   12.27  to  12.70
Franklin Rising Dividends
 Securities Fund................ CLASS 2         29.23  to  29.69  11.59  to  11.96    5.62  to    6.00   17.17  to  20.27

                                 ------------


                                 ------------
                                       2009
                                 ---------------
EQ/Large Cap Value Index(d).....            19.14%
EQ/Large Cap Value PLUS......... 20.25  to  20.53
EQ/Large Cap Value PLUS.........            20.44
EQ/Lord Abbett Large Cap
 Core...........................            25.51
EQ/MFS International Growth..... 36.19  to  37.25
EQ/Mid Cap Index................            36.14
EQ/Mid Cap Index................            36.27
EQ/Mid Cap Value PLUS...........               --
EQ/Mid Cap Value PLUS...........            35.85
EQ/Money Market................. (0.45) to   0.35
EQ/Money Market.................            (0.01)
EQ/Montag & Caldwell
 Growth......................... 28.78  to  29.75
EQ/Morgan Stanley Mid Cap
 Growth......................... 56.88  to  57.42
EQ/Morgan Stanley Mid Cap
 Growth.........................            57.07
EQ/PIMCO Ultra Short Bond.......               --
EQ/PIMCO Ultra Short Bond.......  7.66  to   8.01
EQ/Quality Bond PLUS............             6.30
EQ/Quality Bond PLUS............             6.07
EQ/Small Company Index.......... 25.96  to  26.49
EQ/Small Company Index..........            26.13
EQ/T. Rowe Price Growth
 Stock.......................... 41.53  to  42.59
EQ/UBS Growth & Income.......... 31.47  to  32.44
EQ/Wells Fargo Omega
 Growth.........................            40.29
Fidelity(R) VIP Asset Manager
 Portfolio......................            29.11
Fidelity(R) VIP Contrafund(R)
 Portfolio......................            35.76
Fidelity(R) VIP Contrafund(R)
 Portfolio...................... 34.64  to  35.12
Fidelity(R) VIP Contrafund(R)
 Portfolio......................               --
Fidelity(R) VIP Growth & Income
 Portfolio......................            27.12
Fidelity(R) VIP Growth & Income
 Portfolio......................               --
Fidelity(R) VIP Mid Cap
 Portfolio(b)...................               --
Franklin Income Securities
 Fund........................... 35.14  to  35.56
Franklin Rising Dividends
 Securities Fund................            16.93

                                    FSA-119

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                                    AT DECEMBER 31,
                                                  -----------------------------------------------------------------------------
                                                                                    TOTAL RETURN***
                                                                                   LOWEST TO HIGHEST
                                                  -----------------------------------------------------------------------------
                                   SHARE CLASS+        2013             2012               2011               2010
                                   ------------   --------------   --------------   -----------------    --------------   -----
Franklin Small Cap Value
 Securities Fund(b)............... CLASS 2                  36.24%           18.39%              (3.76)%           23.02%
Franklin Strategic Income
 Securities Fund(b)............... CLASS 2                   3.32            12.75                2.58              8.14
Goldman Sachs VIT Mid Cap
 Value Fund(b).................... SERVICE SHARES           32.55            18.19               (6.59)            23.60
Invesco V.I. Diversified Dividend
 Fund(c).......................... SERIES I       30.46 to  31.09  18.34 to  18.59   (7.94) to    7.66                --
Invesco V.I. Global Core Equity
 Fund............................. SERIES I       22.11 to  22.47  13.34 to  13.80  (11.23) to  (10.90)  10.59 to  10.91  15.58
Invesco V.I. Global Health Care
 Fund............................. SERIES I       40.04 to  40.51  20.52 to  20.93    3.54  to    3.92    4.98 to   5.30  27.16
Invesco V.I. Global Real Estate
 Fund(b).......................... SERIES II                 2.44            27.85               (6.72)            24.88
Invesco V.I. International
 Growth Fund(b)................... SERIES II                18.71            15.26               (6.99)            25.38
Invesco V.I. Mid Cap Core Equity
 Fund(b).......................... SERIES II                28.46            10.62               (6.51)            16.04
Invesco V.I. Small Cap Equity
 Fund(b).......................... SERIES II                37.08            13.66               (0.99)            23.63
Invesco V.I. Technology Fund...... SERIES I       24.66 to  25.14  10.92 to  11.28   (5.39) to   (5.02)  20.85 to  21.30  56.90
IVY Funds VIP Energy(b)........... COMMON SHARES            27.76             1.38               (9.08)            38.18
IVY Funds VIP High Income(e)...... COMMON SHARES             3.73               --                  --                --
IVY Funds VIP Mid Cap
 Growth(b)........................ COMMON SHARES            29.94            13.56               (0.56)            29.49
IVY Funds VIP Science and
 Technology(e).................... COMMON SHARES            31.10               --                  --                --
IVY Funds VIP Small Cap
 Growth(b)........................ COMMON SHARES            43.36             5.16              (10.61)            27.53
Janus Aspen Series Balanced        INSTITUTIONAL
 Portfolio........................ SHARES         19.22 to  19.73  12.80 to  13.20    0.88  to    1.31    7.55 to   7.99  25.02
Janus Aspen Series Enterprise      INSTITUTIONAL
 Portfolio........................ SHARES         31.38 to  32.34  16.46 to  17.29   (2.18) to   (1.37)  24.91 to  25.94  43.75
Janus Aspen Series Forty           INSTITUTIONAL
 Portfolio........................ SHARES         30.28 to  31.16  23.23 to  24.14   (7.42) to   (6.65)   5.95 to   6.72  45.24
Janus Aspen Series Forty
 Portfolio........................ SERVICE SHARES           30.42            23.43               (7.28)             6.11
Janus Aspen Series Overseas        INSTITUTIONAL
 Portfolio........................ SHARES                   14.60            13.46              (32.18)            25.31
Janus Aspen Series Overseas
 Portfolio........................ SERVICE SHARES           13.89            12.78              (32.57)            24.57
Janus Aspen Series Perkins Mid
 Cap Value Portfolio.............. SERVICE SHARES           25.81            10.77               (2.99)            15.38
Janus Aspen Series Global          INSTITUTIONAL
 Research Portfolio............... SHARES         27.50 to  28.42  19.14 to  20.08  (14.33) to  (13.70)  14.94 to  15.73  36.66
Lazard Retirement Emerging
 Markets Equity Portfolio(b)...... SERVICE SHARES           (1.24)           22.05              (18.04)            29.93
MFS(R) International Value
 Portfolio(b)..................... SERVICE CLASS            27.63            15.93               (1.78)            21.60
MFS(R) Investors Growth Stock
 Series(b)........................ SERVICE CLASS            30.05            16.69                0.37             17.98

                                   -----


                                   -----
                                   2009
                                   ---------
Franklin Small Cap Value
 Securities Fund(b)...............        --%
Franklin Strategic Income
 Securities Fund(b)...............        --
Goldman Sachs VIT Mid Cap
 Value Fund(b)....................        --
Invesco V.I. Diversified Dividend
 Fund(c)..........................        --
Invesco V.I. Global Core Equity
 Fund............................. to  16.03
Invesco V.I. Global Health Care
 Fund............................. to  27.75
Invesco V.I. Global Real Estate
 Fund(b)..........................        --
Invesco V.I. International
 Growth Fund(b)...................        --
Invesco V.I. Mid Cap Core Equity
 Fund(b)..........................        --
Invesco V.I. Small Cap Equity
 Fund(b)..........................        --
Invesco V.I. Technology Fund...... to  57.31
IVY Funds VIP Energy(b)...........        --
IVY Funds VIP High Income(e)......        --
IVY Funds VIP Mid Cap
 Growth(b)........................        --
IVY Funds VIP Science and
 Technology(e)....................        --
IVY Funds VIP Small Cap
 Growth(b)........................        --
Janus Aspen Series Balanced
 Portfolio........................ to  25.49
Janus Aspen Series Enterprise
 Portfolio........................ to  44.58
Janus Aspen Series Forty
 Portfolio........................ to  46.46
Janus Aspen Series Forty
 Portfolio........................     45.47
Janus Aspen Series Overseas
 Portfolio........................     79.55
Janus Aspen Series Overseas
 Portfolio........................     78.42
Janus Aspen Series Perkins Mid
 Cap Value Portfolio..............     32.93
Janus Aspen Series Global
 Research Portfolio............... to  37.73
Lazard Retirement Emerging
 Markets Equity Portfolio(b)......        --
MFS(R) International Value
 Portfolio(b).....................        --
MFS(R) Investors Growth Stock
 Series(b)........................        --

                                    FSA-120

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Continued)

                                                                                    AT DECEMBER 31,
                                                 ------------------------------------------------------------------------------
                                                                                    TOTAL RETURN***
                                                                                   LOWEST TO HIGHEST
                                                 ------------------------------------------------------------------------------
                                  SHARE CLASS+         2013             2012               2011               2010
                                  ------------   ---------------   --------------   -----------------    --------------   -----
MFS(R) Investors Trust Series(b). SERVICE CLASS             31.74%           18.82%              (2.41)%           16.59%
MFS(R) Utilities Series.......... INITIAL CLASS  20.10 to   20.51  13.10 to  13.48    6.42  to    6.82   13.37 to  13.80  32.81
Multimanager Aggressive
 Equity.......................... CLASS B                   37.14            14.21               (6.28)            17.62
Multimanager Core Bond........... CLASS A                   (2.42)            5.50                6.08              6.47
Multimanager Core Bond........... CLASS B                   (2.35)            5.47                5.81              6.20
Multimanager International
 Equity.......................... CLASS B                   18.15            17.74              (17.98)             6.96
Multimanager Large Cap Core
 Equity.......................... CLASS B                   34.26            14.50               (7.35)            11.55
Multimanager Large Cap
 Value........................... CLASS A                   32.19            15.60               (5.33)            13.46
Multimanager Large Cap
 Value........................... CLASS B                   32.15            15.57               (5.52)            13.16
Multimanager Mid Cap
 Growth.......................... CLASS B                   40.17            15.45               (7.88)            26.88
Multimanager Mid Cap Value....... CLASS B                   35.59            14.82              (13.33)            24.91
Multimanager Multi-Sector
 Bond............................ CLASS A                   (1.38)            5.00                4.94              6.56
Multimanager Multi-Sector
 Bond............................ CLASS B                   (0.87)            5.32                5.08              6.63
Multimanager Small Cap
 Growth.......................... CLASS B        46.67 to   47.69  10.60 to  11.41  (16.34) to  (15.71)  26.74 to  27.65  33.47
Multimanager Small Cap
 Value........................... CLASS B                   42.72            16.77               (9.02)            24.50
Multimanager Technology.......... CLASS B                   35.59            13.43               (4.82)            17.70
Mutual Shares Securities
 Fund(b)......................... CLASS 2                   28.26            14.24               (1.04)            13.77
Oppenheimer Global Fund/VA....... SERVICE CLASS             26.54            20.54               (8.89)            15.35
PIMCO CommodityRealReturn(R)
 Strategy Portfolio(b)........... ADVISOR CLASS            (14.71)            5.12               (7.54)            35.41
PIMCO Global Bond Portfolio       ADMINISTRATIVE
 (Unhedged)...................... CLASS                     (8.79)            6.59                7.16             11.28
PIMCO Real Return
 Portfolio(b).................... ADVISOR CLASS             (9.31)            8.65               11.57              3.84
PIMCO Total Return
 Portfolio(b).................... ADVISOR CLASS             (2.06)            9.49                3.51              3.97
T. Rowe Price Equity Income
 Portfolio - II(b)............... CLASS II                  29.41            16.92               (1.01)            16.43
Templeton Developing Markets
 Securities Fund(b).............. CLASS 2                   (0.92)           13.16              (15.85)            34.35
Templeton Global Bond
 Securities Fund(b).............. CLASS 2                    1.63            15.06               (0.87)            11.61
Templeton Growth Securities
 Fund(b)......................... CLASS 2                   30.82            21.07               (6.97)            19.84
UIF Emerging Markets Debt
 Portfolio....................... CLASS I                   (8.75)           17.95                7.02              9.77
Van Eck VIP Emerging Markets
 Fund............................ INITIAL CLASS             12.05            29.76              (25.72)            26.83
Van Eck VIP Global Hard Assets
 Fund............................ CLASS S SHARES            10.30             3.10              (16.69)               --

                                  ------


                                  ------
                                   2009
                                  ----------
MFS(R) Investors Trust Series(b).         --%
MFS(R) Utilities Series.......... to   33.23
Multimanager Aggressive
 Equity..........................      37.26
Multimanager Core Bond...........       8.54
Multimanager Core Bond...........       8.32
Multimanager International
 Equity..........................      29.92
Multimanager Large Cap Core
 Equity..........................      32.51
Multimanager Large Cap
 Value...........................      23.18
Multimanager Large Cap
 Value...........................      22.85
Multimanager Mid Cap
 Growth..........................      41.77
Multimanager Mid Cap Value.......      44.37
Multimanager Multi-Sector
 Bond............................       9.49
Multimanager Multi-Sector
 Bond............................       9.65
Multimanager Small Cap
 Growth.......................... to   34.55
Multimanager Small Cap
 Value...........................      26.42
Multimanager Technology..........      58.44
Mutual Shares Securities
 Fund(b).........................         --
Oppenheimer Global Fund/VA.......      38.79
PIMCO CommodityRealReturn(R)
 Strategy Portfolio(b)...........         --
PIMCO Global Bond Portfolio
 (Unhedged)......................      16.49
PIMCO Real Return
 Portfolio(b)....................         --
PIMCO Total Return
 Portfolio(b)....................         --
T. Rowe Price Equity Income
 Portfolio - II(b)...............         --
Templeton Developing Markets
 Securities Fund(b)..............         --
Templeton Global Bond
 Securities Fund(b)..............         --
Templeton Growth Securities
 Fund(b).........................         --
UIF Emerging Markets Debt
 Portfolio.......................      30.21
Van Eck VIP Emerging Markets
 Fund............................     113.12
Van Eck VIP Global Hard Assets
 Fund............................         --

                                    FSA-121

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

7. Financial Highlights (Concluded)

                                                                  AT DECEMBER 31,
                                              ------------------------------------------------------
                                                                  TOTAL RETURN***
                                                                 LOWEST TO HIGHEST
                                              ------------------------------------------------------
                                SHARE CLASS+     2013          2012            2011            2010           2009
                                ------------  ---------      --------      ----------       ---------      ---------
Van Eck VIP Global Hard Assets
 Fund.......................... INITIAL CLASS         10.52%         3.40%         (16.45)%         29.24%         57.55%
Van Eck VIP Unconstrained
 Emerging Markets Bond
 Fund.......................... INITIAL CLASS         (9.26)         5.59            8.14            6.16           5.98

   ----------
  (a)Units were made available on September 18, 2009.
  (b)Units were made available on May 24, 2010.
  (c)Units were made available on May 2, 2011.
  (d)Units were made available on May 23, 2011.
  (e)Units were made available on May 20, 2013.
  * This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the Variable Investment Option from the Fund, net of investment advisory fees assessed by the Fund's investment advisor and other expenses of the Fund, divided by the average net assets of the Variable Investment Option. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Fund in which the Variable Investment Options invest.
  ** This ratio represents the annual contract expenses of the separate account, consisting of mortality and risk expenses, for each period indicated. The ratio includes only those expenses that result in a direct reduction to a net unit value. Charges made directly to Contractowner accounts by redemption of Units and expenses of the respective Fund are excluded from this ratio.
  ***These amounts represent the total return for the periods indicated, including changes in the value of the Fund, and expenses assessed through the reduction of unit value. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of the Variable Investment Option. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.
  + Share class reflects the shares of the portfolio that the Variable Investment Options invest in.

8. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2013 through the date on which the financial statements were issued.

   FUND TRANSFER

   The subsequent events include a reorganization relating to certain unit classes of the Variable Investment Options of MONY America Variable Account L, which occurred immediately after the close of business on December 31, 2013. A portion of the assets and associated liabilities with an aggregate value of units attributable to the Contracts of the Incentive Life/SM/ Legacy, and MONY Corporate Sponsored Variable Universal Life were transferred from MONY America Variable Account L to MONY America Variable Account K, and such units were transferred from the various investment options of MONY America Variable Account L. The holders of such units were issued units of the corresponding Variable Investment Options of MONY America Variable Account K with the same mortality and expense charges, share class, units, net unit value, and related aggregate value, on the date of reorganization.

   The market value and share class of each of the units transferred from each of the Variable Investment Options on the date of transfer was as follows:

                                                ACCUMULATED UNIT VALUE
                                                BEING TRANSFERRED FROM
                                                MONY AMERICA VARIABLE
                                                  ACCOUNT L TO MONY
                                                   AMERICA VARIABLE
FUND                         SHARE CLASS UNITS        ACCOUNT K
----                         ----------- ------ ----------------------
All Asset Aggressive-Alt 25.   CLASS B      536      $    58,114
All Asset Growth-Alt 20.....   CLASS B   24,386        2,080,101

                                    FSA-122

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Subsequent Events (Continued)

                                                                                                ACCUMULATED UNIT VALUE
                                                                                                BEING TRANSFERRED FROM
                                                                                                MONY AMERICA VARIABLE
                                                                                                  ACCOUNT L TO MONY
                                                                                                   AMERICA VARIABLE
FUND                                                                      SHARE CLASS    UNITS        ACCOUNT K
----                                                                     -------------- ------- ----------------------
All Asset Moderate Growth-Alt 15........................................ CLASS B          1,729      $   181,458
American Century VP Mid Cap Value Fund.................................. CLASS II         4,160          664,579
American Funds Insurance Series(R) Global Small Capitalization Fund/sm/. CLASS 4            220           24,768
American Funds Insurance Series(R) New World Fund(R).................... CLASS 4            212           22,626
AXA Aggressive Allocation............................................... CLASS A             74              886
AXA Aggressive Allocation............................................... CLASS B        133,870       25,905,365
AXA Balanced Strategy................................................... CLASS B        113,942       15,361,947
AXA Conservative Allocation............................................. CLASS A             63              776
AXA Conservative Allocation............................................. CLASS B         21,179        3,093,007
AXA Conservative Growth Strategy........................................ CLASS B         31,348        4,057,143
AXA Conservative-Plus Allocation........................................ CLASS A          9,634          118,459
AXA Conservative-Plus Allocation........................................ CLASS B         37,930        5,978,460
AXA Conservative Strategy............................................... CLASS B         14,453        1,716,952
AXA Growth Strategy..................................................... CLASS B        108,909       15,915,592
AXA Moderate Allocation................................................. CLASS A            437            5,304
AXA Moderate Allocation................................................. CLASS B        209,322       35,649,254
AXA Moderate Growth Strategy............................................ CLASS B        281,317       39,494,663
AXA Moderate-Plus Allocation............................................ CLASS A          6,158           74,935
AXA Moderate-Plus Allocation............................................ CLASS B        427,953       79,288,626
AXA Tactical Manager 400................................................ CLASS B          2,124          319,695
AXA Tactical Manager 500................................................ CLASS B          2,557          384,833
AXA Tactical Manager 2000............................................... CLASS B          1,774          266,180
AXA Tactical Manager International...................................... CLASS B          1,791          223,063
Dreyfus Stock Index Fund, Inc........................................... INITIAL SHARES 826,027       21,160,804
EQ/AllianceBernstein Small Cap Growth................................... CLASS A            174            4,193
EQ/AllianceBernstein Small Cap Growth................................... CLASS B          9,254        3,021,707
EQ/BlackRock Basic Value Equity......................................... CLASS B         16,753        6,578,811
EQ/Boston Advisors Equity Income........................................ CLASS A        275,266        7,217,865
EQ/Boston Advisors Equity Income........................................ CLASS B          8,383        1,550,004
EQ/Calvert Socially Responsible......................................... CLASS A            318            4,072
EQ/Calvert Socially Responsible......................................... CLASS B            826          117,386
EQ/Capital Guardian Research............................................ CLASS A          5,857           90,859
EQ/Capital Guardian Research............................................ CLASS B          3,024          664,862
EQ/Common Stock Index................................................... CLASS A          1,613           37,628
EQ/Common Stock Index................................................... CLASS B         60,850        9,072,473
EQ/Core Bond Index...................................................... CLASS A        672,240       10,135,549
EQ/Core Bond Index...................................................... CLASS B         17,246        2,325,807
EQ/Equity 500 Index..................................................... CLASS B         72,836       11,766,576
EQ/Equity Growth PLUS................................................... CLASS B         13,843        3,250,515
EQ/GAMCO Mergers and Acquisitions....................................... CLASS B          7,288        1,169,218
EQ/GAMCO Small Company Value............................................ CLASS B         83,446       15,335,159
EQ/Global Bond PLUS..................................................... CLASS B         11,591        1,561,619
EQ/Global Multi-Sector Equity........................................... CLASS B         25,906        6,936,300
EQ/Intermediate Government Bond......................................... CLASS A        417,409        7,413,906
EQ/Intermediate Government Bond......................................... CLASS B          6,020          727,774
EQ/International Core PLUS.............................................. CLASS B          9,329        1,481,992
EQ/International Equity Index........................................... CLASS A        224,276        3,101,274
EQ/International Equity Index........................................... CLASS B         31,623        4,424,287
EQ/International Value PLUS............................................. CLASS A         72,550        1,340,688
EQ/International Value PLUS............................................. CLASS B         17,904        3,130,708

                                    FSA-123

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2013

8. Subsequent Events (Continued)

                                                                   ACCUMULATED UNIT VALUE
                                                                   BEING TRANSFERRED FROM
                                                                   MONY AMERICA VARIABLE
                                                                     ACCOUNT L TO MONY
                                                                      AMERICA VARIABLE
FUND                                         SHARE CLASS    UNITS        ACCOUNT K
----                                       --------------- ------- ----------------------
EQ/Invesco Comstock....................... CLASS B           9,094      $ 1,581,123
EQ/JPMorgan Value Opportunities........... CLASS A              56              695
EQ/JPMorgan Value Opportunities........... CLASS B           3,814          922,731
EQ/Large Cap Core PLUS.................... CLASS B          10,605        1,620,226
EQ/Large Cap Growth Index................. CLASS B          14,643        2,037,439
EQ/Large Cap Growth PLUS.................. CLASS A          13,055          233,307
EQ/Large Cap Growth PLUS.................. CLASS B           6,618        1,862,124
EQ/Large Cap Value Index.................. CLASS B          16,910        1,640,330
EQ/Large Cap Value PLUS................... CLASS A           2,147           44,713
EQ/Large Cap Value PLUS................... CLASS B          23,125        3,890,691
EQ/Lord Abbett Large Cap Core............. CLASS B           5,810        1,046,205
EQ/MFS International Growth............... CLASS B         152,766        5,378,217
EQ/Mid Cap Index.......................... CLASS B          19,780        3,942,202
EQ/Mid Cap Value PLUS..................... CLASS A          15,443          306,448
EQ/Mid Cap Value PLUS..................... CLASS B          10,906        3,088,024
EQ/Money Market........................... CLASS A          73,286          837,473
EQ/Money Market........................... CLASS B          56,280        7,400,540
EQ/Montag & Caldwell Growth............... CLASS B          24,119        1,616,137
EQ/Morgan Stanley Mid Cap Growth.......... CLASS A          82,345        2,566,760
EQ/Morgan Stanley Mid Cap Growth.......... CLASS B          16,620        4,224,664
EQ/PIMCO Ultra Short Bond................. CLASS A          85,881        1,201,214
EQ/PIMCO Ultra Short Bond................. CLASS B          23,224        2,760,355
EQ/Quality Bond PLUS...................... CLASS A           1,598           17,530
EQ/Quality Bond PLUS...................... CLASS B           8,946        1,466,407
EQ/Small Company Index.................... CLASS A         131,585        1,986,986
EQ/Small Company Index.................... CLASS B          13,812        3,765,470
EQ/T. Rowe Price Growth Stock............. CLASS B         134,529        5,523,694
EQ/UBS Growth & Income.................... CLASS B           3,336          614,333
EQ/Wells Fargo Omega Growth............... CLASS B          23,599        4,790,594
Fidelity(R) VIP Asset Manager Portfolio... INITIAL CLASS       540            9,889
Fidelity(R) VIP Contrafund(R) Portfolio... INITIAL CLASS   167,845        4,105,965
Fidelity(R) VIP Contrafund(R) Portfolio... SERVICE CLASS 2  11,061        1,745,948
Fidelity(R) VIP Growth & Income Portfolio. INITIAL CLASS    47,561          857,165
Fidelity(R) VIP Growth & Income Portfolio. SERVICE CLASS 2   1,713          286,208
Fidelity(R) VIP Mid Cap Portfolio......... SERVICE CLASS 2   7,888        1,240,485
Franklin Income Securities Fund........... CLASS 2          33,278          469,723
Franklin Rising Dividends Securities Fund. CLASS 2          17,306        2,889,131
Franklin Small Cap Value Securities Fund.. CLASS 2           1,266          209,916
Franklin Strategic Income Securities Fund. CLASS 2          13,125        1,650,430
Goldman Sachs VIT Mid Cap Value Fund...... SERVICE SHARES    3,143          498,973
Invesco V.I. Diversified Dividend Fund.... SERIES I        239,207        2,421,187
Invesco V.I. Global Core Equity Fund...... SERIES I            197            2,988
Invesco V.I. Global Health Care Fund...... SERIES I          4,421          111,622
Invesco V.I. Global Real Estate Fund...... SERIES II        10,474        1,427,048
Invesco V.I. International Growth Fund.... SERIES II         7,130        1,001,855
Invesco V.I. Mid Cap Core Equity Fund..... SERIES II         1,926          269,038
Invesco V.I. Small Cap Equity Fund........ SERIES II         1,412          238,494
Invesco V.I. Technology Fund.............. SERIES I          3,246           63,318
IVY Funds VIP Energy...................... COMMON SHARES     8,095        1,091,260
IVY Funds VIP High Income................. COMMON SHARES     5,709          591,066

                                    FSA-124

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2013

8. Subsequent Events (Concluded)

                                                                                   ACCUMULATED UNIT VALUE
                                                                                   BEING TRANSFERRED FROM
                                                                                   MONY AMERICA VARIABLE
                                                                                     ACCOUNT L TO MONY
                                                                                      AMERICA VARIABLE
FUND                                                      SHARE CLASS       UNITS        ACCOUNT K
----                                                  -------------------- ------- ----------------------
IVY Funds VIP Mid Cap Growth......................... COMMON SHARES          7,671      $ 1,303,152
IVY Funds VIP Science and Technology................. COMMON SHARES          2,413          320,797
IVY Funds VIP Small Cap Growth....................... COMMON SHARES          3,670          561,497
Janus Aspen Series Enterprise Portfolio.............. INSTITUTIONAL SHARES  30,851          412,719
Janus Aspen Series Forty Portfolio................... INSTITUTIONAL SHARES 120,452        2,063,667
Janus Aspen Series Global Research Portfolio......... INSTITUTIONAL SHARES  32,644          383,541
Janus Aspen Series Overseas Portfolio................ INSTITUTIONAL SHARES   6,330          140,641
Janus Aspen Series Perkins Mid Cap Value Portfolio... SERVICE SHARES       105,484        2,524,376
Lazard Retirement Emerging Markets Equity Portfolio.. SERVICE SHARES        25,468        2,869,270
MFS(R) International Value Portfolio................. SERVICE CLASS         16,449        2,554,490
MFS(R) Investors Growth Stock Series................. SERVICE CLASS            759          122,332
MFS(R) Investors Trust Series........................ SERVICE CLASS            450           70,603
MFS(R) Utilities Series.............................. INITIAL CLASS          2,414          105,532
Multimanager Aggressive Equity....................... CLASS B               21,495        2,757,374
Multimanager Core Bond............................... CLASS A              733,764        9,760,130
Multimanager Core Bond............................... CLASS B               14,251        2,394,348
Multimanager International Equity.................... CLASS B                9,974        2,204,691
Multimanager Large Cap Core Equity................... CLASS B                1,868          409,734
Multimanager Large Cap Value......................... CLASS A                  341            4,076
Multimanager Large Cap Value......................... CLASS B                7,345        1,782,070
Multimanager Mid Cap Growth.......................... CLASS B                2,931          899,133
Multimanager Mid Cap Value........................... CLASS B                7,105        1,650,815
Multimanager Multi-Sector Bond....................... CLASS B               12,528        1,697,388
Multimanager Small Cap Growth........................ CLASS B               50,860        2,114,670
Multimanager Small Cap Value......................... CLASS B                3,407        1,047,362
Multimanager Technology.............................. CLASS B                9,039        2,840,926
Mutual Shares Securities Fund........................ CLASS 2                1,651          246,620
PIMCO CommodityRealReturn(R) Strategy Portfolio...... ADVISOR CLASS          7,700          792,734
PIMCO Real Return Portfolio.......................... ADVISOR CLASS         17,307        2,000,230
PIMCO Total Return Portfolio......................... ADVISOR CLASS         35,970        4,177,966
T. Rowe Price Equity Income Portfolio - II........... CLASS II               3,791          582,489
Templeton Developing Markets Securities Fund......... CLASS 2              153,840       16,492,236
Templeton Global Bond Securities Fund................ CLASS 2              160,385       19,552,142
Templeton Growth Securities Fund..................... CLASS 2                2,272          349,393
UIF Emerging Markets Debt Portfolio.................. CLASS I                6,367          171,384
Van Eck VIP Emerging Markets Fund.................... INITIAL CLASS         60,050        1,563,646
Van Eck VIP Global Hard Assets Fund.................. CLASS S SHARES         9,833        1,091,336
Van Eck VIP Global Hard Assets Fund.................. INITIAL CLASS         23,926        1,198,735
Van Eck VIP Unconstrained Emerging Markets Bond Fund. INITIAL CLASS         40,961          870,766

   Except as noted above, it has been determined that there are no other subsequent transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-125

                             FINANCIAL STATEMENTS

                         INDEX TO FINANCIAL STATEMENTS

                    MONY LIFE INSURANCE COMPANY OF AMERICA

Report of Independent Registered Public Accounting Firm.................................. F-1

Financial Statements:
 Balance Sheets, December 31, 2013 and December 31, 2012................................. F-2
 Statements of Earnings (Loss), Years Ended December 31, 2013, 2012 and 2011............. F-3
 Statements of Comprehensive Income (Loss), Years Ended December 31, 2013, 2012 and 2011. F-4
 Statements of Shareholder's Equity, Years Ended December 31, 2013, 2012 and 2011........ F-5
 Statements of Cash Flows, Years Ended December 31, 2013, 2012 and 2011.................. F-6
 Notes to Financial Statements........................................................... F-7

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of MONY Life Insurance Company of America

In our opinion, the accompanying balance sheets and the related statements of earnings (loss), of comprehensive income (loss), of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company of America ("the Company") at December 31, 2013 and 2012 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2013 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 20, 2014

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                                BALANCE SHEETS
                          DECEMBER 31, 2013 AND 2012

                                                     2013     2012
                                                   -------- --------
                                                     (IN MILLIONS)
ASSETS:
Investments:
  Fixed maturities available for sale, at fair
   value.......................................... $    713 $  2,026
  Mortgage loans on real estate...................       28       45
  Policy loans....................................      142      137
  Other invested assets...........................       84       71
                                                   -------- --------
   Total investments..............................      967    2,279
Cash and cash equivalents.........................      139      151
Amounts due from reinsurers.......................    1,304      158
Deferred policy acquisition costs.................      218      218
Value of business acquired........................       18      103
Deferred cost of reinsurance......................       91       --
Other assets......................................       22       39
Separate Accounts' assets.........................    1,839    1,640
                                                   -------- --------

TOTAL ASSETS...................................... $  4,598 $  4,588
                                                   ======== ========

LIABILITIES
Policyholders' account balances................... $  1,777 $  1,615
Future policy benefits and other policyholders
  liabilities.....................................      323      397
Current and deferred income taxes.................       83      143
Other liabilities.................................       82       52
Separate Accounts' liabilities....................    1,839    1,640
                                                   -------- --------
   Total liabilities..............................    4,104    3,847
                                                   -------- --------

Commitments and contingent liabilities (Notes 2, 5, 8, 9, and 12)

SHAREHOLDER'S EQUITY
Common Stock, $1.00 par value; 5.0 million shares
authorized, 2.5 million issued and outstanding....        2        2
Capital in excess of par value....................      315      516
Retained earnings.................................      169      141
Accumulated other comprehensive income (loss).....        8       82
                                                   -------- --------
   Total shareholder's equity.....................      494      741
                                                   -------- --------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY........ $  4,598 $  4,588
                                                   ======== ========

                      See Notes to Financial Statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                         STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                               2013    2012    2011
                                              ------  ------  ------
                                                   (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income.......................... $  131  $  117  $  123
Premiums.....................................     25      32      42
Net investment income (loss):
  Investment income (loss) from derivatives..      8      --      --
  Other investment income (loss).............     84     110     116
                                              ------  ------  ------
   Net investment income (loss)..............     92     110     116
Investment gains (losses), net:
  Total other-than-temporary impairment
   losses....................................     (6)     (7)     (2)
                                              ------  ------  ------
   Net impairment losses recognized..........     (6)     (7)     (2)
  Other investment gains (losses), net.......     74       2       1
                                              ------  ------  ------
     Total investment gains (losses), net....     68      (5)     (1)
                                              ------  ------  ------
Equity in earnings (loss) of
  AllianceBernstein..........................      5       2      (2)
Other income (loss)..........................      5       5       6
Increase (decrease) in the fair value of the
  reinsurance contract asset.................     (7)     (2)      7
                                              ------  ------  ------
     Total revenues..........................    319     259     291
                                              ------  ------  ------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits......................     78     103      96
Interest credited to policyholders' account
  balances...................................     65      61      61
Compensation and benefits....................     32      25      30
Commissions..................................     80      38      33
Amortization of deferred policy acquisition
  costs and value of business acquired.......     21     (27)    (12)
Capitalization of deferred policy
  acquisition costs..........................    (81)    (31)    (25)
Amortization of deferred cost of reinsurance.      4      --      --
Rent expense.................................      2       2       3
Other operating costs and expenses...........     74      44      29
                                              ------  ------  ------
     Total benefits and other deductions.....    275     215     215
                                              ------  ------  ------
Earnings (loss), before income taxes.........     44      44      76
Income tax (expense) benefit.................    (16)     (6)      1
                                              ------  ------  ------

Net Earnings (Loss).......................... $   28  $   38  $   77
                                              ======  ======  ======

                      See Notes to Financial Statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                   STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                                        2013  2012  2011
                                                       -----  ----- -----
                                                         (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
  Net earnings (loss)................................. $  28  $  38 $  77
                                                       -----  ----- -----

   Other comprehensive income (loss), net of
   income taxes:
     Change in unrealized gains (losses), net of
       reclassification adjustment....................   (74)    27    10
                                                       -----  ----- -----
       Total other comprehensive income (loss),
         net of income taxes..........................   (74)    27    10
                                                       -----  ----- -----

Comprehensive Income (Loss)........................... $ (46) $  65 $  87
                                                       =====  ===== =====

                      See Notes to Financial Statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                      STATEMENTS OF SHAREHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                                    2013    2012   2011
                                                   ------  ------ ------
                                                       (IN MILLIONS)
SHAREHOLDER'S EQUITY
  Common stock, at par value, beginning and end
   of year........................................ $    2  $    2 $    2
                                                   ------  ------ ------

  Capital in excess of par value, beginning of
   year...........................................    516     515    514
  Return of capital...............................   (200)     --     --
  Changes in capital in excess of par value.......     (1)      1      1
                                                   ------  ------ ------
  Capital in excess of par value, end of year.....    315     516    515
                                                   ------  ------ ------

  Retained earnings, beginning of year............    141     103     26
  Net earnings (loss).............................     28      38     77
                                                   ------  ------ ------
  Retained earnings, end of year..................    169     141    103
                                                   ------  ------ ------

  Accumulated other comprehensive income (loss),
   beginning of year..............................     82      55     45
  Other comprehensive income (loss)...............    (74)     27     10
                                                   ------  ------ ------
  Accumulated other comprehensive income (loss),
   end of year....................................      8      82     55
                                                   ------  ------ ------

  TOTAL SHAREHOLDER'S EQUITY, END OF YEAR......... $  494  $  741 $  675
                                                   ======  ====== ======

                      See Notes to Financial Statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                           STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

                                                    2013    2012    2011
                                                   ------  ------  -----
                                                       (IN MILLIONS)
Net earnings (loss)............................... $   28  $   38  $  77
Adjustments to reconcile net earnings (loss) to
  net cash provided by (used in) operating
  activities:
  Interest credited to policyholders' account
   balances.......................................     65      61     61
  Universal life and investment-type product
   policy fee income..............................   (131)   (117)  (123)
  (Income) loss from derivative instruments.......     (8)     --     --
  Change in accrued investment income.............      3       2      1
  Investment (gains) losses, net..................    (68)      5      1
  Change in deferred policy acquisition costs and
   value of business acquired.....................    (60)    (58)   (37)
  Change in the fair value of the reinsurance
   contract asset.................................      7       2     (7)
  Change in future policy benefits................    (18)     (5)     3
  Change in other policyholders liabilities.......     (2)      5     (3)
  Change in current and deferred income taxes.....    (20)     (1)    15
  Provision for depreciation and amortization.....      7       5      3
  Dividend from AllianceBernstein.................      4       3      4
  Amortization of deferred reinsurance costs......      4      --     --
  Cash transferred as result of reinsurance
   agreement with Protective Life.................    (74)     --     --
  Other, net......................................     36      11    (18)
                                                   ------  ------  -----

Net cash provided by (used in) operating
  activities......................................   (227)    (49)   (23)
                                                   ------  ------  -----

Cash flows from investing activities:
  Maturities and repayments of fixed maturities
   and mortgage loans.............................    290     139    156
  Sales of investments............................    111      60     16
  Purchases of investments........................   (251)   (134)  (190)
  Cash settlements related to derivative
   instruments....................................     (4)     --     --
  Other, net......................................     19      (8)    (5)
                                                   ------  ------  -----

Net cash provided by (used in) investing
  activities......................................    165      57    (23)
                                                   ------  ------  -----

Cash flows from financing activities:
  Policyholders' account balances:
   Deposits.......................................    279     148    156
   Withdrawals and transfers to Separate Accounts.    (41)    (66)  (141)
  Change in collateralized pledged liabilities....     12      --     --
  Return of capital...............................   (200)     --     --
                                                   ------  ------  -----

Net cash provided by (used in) financing
  activities......................................     50      82     15
                                                   ------  ------  -----

Change in cash and cash equivalents...............    (12)     90    (31)
Cash and cash equivalents, beginning of year......    151      61     92
                                                   ------  ------  -----

Cash and Cash Equivalents, End of Year............ $  139  $  151  $  61
                                                   ======  ======  =====

Supplemental cash flow information:
  Interest paid................................... $   --  $   --  $   1
                                                   ======  ======  =====

Schedule of non-cash financing activities:
  Shared-based Programs........................... $   --  $    1  $   2
                                                   ======  ======  =====

                      See Notes to Financial Statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA

                         NOTES TO FINANCIAL STATEMENTS

1) ORGANIZATION

   MONY Life Insurance Company of America ("MLOA") is an Arizona stock life insurance company. MLOA's primary business is providing life insurance products to both individuals and businesses. Effective October 1, 2013, MLOA is a wholly-owned subsidiary of AXA Equitable Financial Services, LLC ("AEFS"). AEFS is a direct wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial" and together with its consolidated subsidiaries "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

   On October 1, 2013, AXA Financial and AEFS completed the sale of the stock of MONY Life Insurance Company ("MONY Life") and the reinsurance of an in-force book of life insurance and annuity policies written primarily prior to 2004 by MLOA to Protective Life Insurance Company ("Protective Life"). Prior to the close, MONY Life's subsidiaries, including MLOA, were distributed to AEFS. MLOA transferred and ceded assets to Protective Life equal to $1,308 million, net of ceding commission of $370 million for consideration of the transfer of liabilities amounting to $1,374 million in connection with the reinsurance agreement. As a result of the reinsurance agreement MLOA recorded a deferred cost of reinsurance asset amounting to $95 million which is amortized over the life of the underlying reinsured policies. Refer to the table below for a detailed description of assets and liabilities transferred, ceded and written off as a result of the reinsurance agreement with Protective Life on October 1, 2013.

                  Calculation of deferred cost of reinsurance
                                 (In Millions)

TRANSFERRED OR CEDED ASSETS (NET OF CEDING
COMMISSION):
  Fixed Maturities........................... $  1,102
  Cash.......................................       74
  Policy loans...............................      132
                                              --------
   TOTAL ASSETS TRANSFERRED OR CEDED (NET OF
     CEDING COMMISSION)...................... $  1,308
                                              --------

TRANSFERRED LIABILITIES:
  Future policyholder benefits and other
   policyholders liabilities................. $  1,334
  Amounts due to reinsurer...................       40
                                              --------
   TOTAL LIABILITIES TRANSFERRED............. $  1,374
                                              --------

ACCELERATED AMORTIZATION OF ASSETS AND
LIABILITIES AS PART OF THE REINSURANCE
AGREEMENT:
  Value of business acquired................. $    117
  Deferred policy acquisition costs..........       71
  Initial Fee Liability......................      (27)
                                              --------
   NET ACCELERATED AMORTIZATION OF ASSETS
     AND LIABILITIES......................... $    161
                                              --------

DEFERRED COST OF REINSURANCE................. $     95
                                              ========

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation

   The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the financial position of MLOA and its results of operations and cash flows for the periods presented.

   The years "2013", "2012" and "2011" refer to the years ended December 31, 2013, 2012 and 2011, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Adoption of New Accounting Pronouncements

   In February 2013, the Financial Accounting Standards Board ("FASB") issued new guidance to improve the reporting of reclassifications out of accumulated other comprehensive income (loss) ("AOCI"). The amendments in this guidance require an entity to report the effect of significant reclassifications out of AOCI on the respective line items in the statement of earnings (loss) if the amount being reclassified is required to be reclassified in its entirety to net earnings (loss). For other amounts that are not required to be reclassified in their entirety to net earnings in the same reporting period, an entity is required to cross-reference other disclosures that provide additional detail about those amounts. The guidance requires disclosure of reclassification information either in the notes or the face of the financial statements provided the information is presented in one location. This guidance was effective for interim and annual periods beginning after December 31, 2012. Implementation of this guidance did not have a material impact on MLOA's financial statements. These new disclosures have been included in the Notes to MLOA's financial statements, as appropriate.

   In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by International Financial Reporting Standards ("IFRS"). The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. In January 2013, the FASB issued new guidance limiting the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. This guidance was effective for interim and annual periods beginning after January 1, 2013 and is to be applied retrospectively to all comparative prior periods presented. Implementation of this guidance did not have a material impact on MLOA's financial statements. These new disclosures have been included in the Notes to MLOA's financial statements, as appropriate.

   In September 2011, the FASB issued new guidance on testing goodwill for impairment. The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance was effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted for certain companies. Implementation of this guidance did not have a material impact on MLOA's financial statements.

   In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) ("OCI") and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). The new guidance also called for reclassification adjustments from OCI to be measured and presented by income statement line item in net earnings (loss) and in OCI. This guidance was effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, MLOA currently presents items of net earnings (loss) and OCI in two consecutive statements. In December 2011, the FASB issued new guidance to defer the portion of the guidance to present components of OCI on the face of the statement of earnings (loss).

   In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and IFRS. The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance was effective for reporting periods beginning after December 15, 2011, with early adoption prohibited. Implementation of this guidance did not have a material impact on MLOA's financial statements. These new disclosures have been included in the Notes to MLOA's financial statements, as appropriate.

   In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring ("TDR"). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

      . Consider the receivable impaired when calculating the allowance for credit losses; and

      . Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

   The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on MLOA's financial statements. These new disclosures have been included in the Notes to MLOA's financial statements, as appropriate.

   Future Adoption of New Accounting Pronouncements

   In July 2013, the FASB issued new guidance on the presentation of an unrecognized tax benefit when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. The amendments in this guidance state that an unrecognized tax benefit, or a portion thereof, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward. An exception to this guidance would be where a net operating loss carryforward or similar tax loss or credit carryforward would not be available under the tax law to settle any additional income taxes that would result from the disallowance of a tax position, or the tax law does not require the entity to use, and the entity does not intend to use, the deferred tax asset for such purpose. In such a case, the unrecognized tax benefit should be presented in the financial statements as a liability and should not be combined with deferred tax assets. This guidance is effective for interim and annual periods beginning after December 15, 2013. Management does not expect implementation of this guidance will have a material impact on MLOA's financial statements.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   MLOA determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   MLOA's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships and joint venture interests that MLOA has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of variable interest entities ("VIE") are consolidated. Those that MLOA does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported in Other assets. MLOA records its interest in certain of these partnerships on a one quarter lag basis.

   Equity securities, which include common stock and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in Other invested assets with changes in fair value reported in OCI.

   Units in AllianceBernstein L.P. ("AllianceBernstein"), a subsidiary of AXA Financial, are carried on the equity method and reported in Other invested assets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities and mortgage-backed securities, are reported in the financial statements on a trade date basis.

   Derivatives

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by MLOA include equity options and may be exchange-traded or contracted in the over-the-counter market. All derivative positions are carried in the balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

   Freestanding derivative contracts are reported in the balance sheets either as assets within "Other invested assets" or as liabilities within "Other liabilities." MLOA nets the fair value of all derivative financial instruments with counterparties for which a standardized "ISDA Master Agreement" and related Credit Support Annex ("CSA") have been executed. MLOA uses derivatives to manage asset/liability risk but has not designated those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of MLOA freestanding derivative positions, including net receipts and payments, are included in "Investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

   MLOA is a party to financial instruments and other contracts that contain "embedded" derivative instruments. At inception, MLOA assesses whether the economic characteristics of the embedded instrument are "clearly and closely related" to the economic characteristics of the remaining component of the "host contract" and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the statements of earnings (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

   Valuation Allowances for Mortgage Loans:

   For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

      . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

      . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

      . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

      . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

      . Maturity -- Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

      . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

      . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

      . Property condition -- Significant deferred maintenance observed during Lender's annual site inspections.

      . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on MLOA's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2013 and 2012, the carrying values of commercial mortgage loans on real estate that had been classified as nonaccrual loans were $6 million and $6 million, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by MLOA are accounted for as a separate component of AOCI, net of related deferred income taxes and amounts attributable to DAC and value of business acquired ("VOBA") related to variable life and investment-type products.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as AFS and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   MLOA defines fair value as the unadjusted quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time MLOA's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, MLOA often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, MLOA either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ widely accepted internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

   Recognition of Insurance Income and Related Expenses

   Premiums from variable life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   DAC and VOBA

   DAC. Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   VOBA. VOBA, which arose from MLOA's 2004 acquisition by AXA Financial, was established in accordance with purchase accounting guidance for business combinations. VOBA is the actuarially determined present value of estimated future gross profits from insurance contracts in force at the date of the acquisition. VOBA is amortized over the expected life of the contracts (up to 50 years from the date of issue) according to the type of contract using the methods described below as applicable. VOBA is subject to loss recognition testing at the end of each accounting period.

   AMORTIZATION POLICY. For universal life ("UL") and investment-type products, DAC and VOBA are amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC and VOBA are amortized using the present value of estimated assessments. The effect on the amortization of DAC and VOBA of revisions to estimated gross profits or assessments is reflected in earnings in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC and VOBA amortization. Conversely, an increase in expected gross profits or assessments would slow DAC and VOBA amortization. The effect on the DAC and VOBA assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in shareholders' equity as of the balance sheet date.

   A significant assumption in the amortization of DAC and VOBA on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC and VOBA amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance.

   Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2013, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance was 9.0% (7.83% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (13.83% net of product weighted average Separate Account fees) and 0.0% (-1.17% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC and VOBA amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC and VOBA amortization. At December 31, 2013, current projections of future average gross market returns assume a 0.0% annualized return for the next nine quarters, which is the minimum limitation, grading to a reversion to the mean of 9.0% in eleven quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC and VOBA amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC and VOBA amortization. Generally, life mortality experience has been improving in recent years.

   Other significant assumptions underlying gross profit estimates for UL and investment-type products relate to contract persistency and General Account investment spread.

   Prior to the reinsurance agreement with Protective Life, DAC and VOBA associated with non-participating traditional life policies were amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums were estimated at the date of policy issue and were consistently applied during the life of the contracts. Deviations from estimated experience were reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally were for the total life of the policy. DAC and VOBA related to these policies were subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency existed, DAC and VOBA were reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeded the DAC balance, the reserve for future policy benefits was increased by the excess, reflected in earnings (loss) in the period such deficiency occurred.

   Deferred Cost of or Gain on Reinsurance

   The cost of or gain on reinsurance at the inception of a coinsurance treaty, defined as the difference between the initial coinsurance premium paid and the amount of the net liabilities relating to the underlying reinsured policies in accordance with the reinsurance agreement, net of the ceded commission received is deferred and amortized over the lives of the underlying policies.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for variable life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   MLOA had issued certain variable annuity products with a guaranteed minimum death benefit ("GMDB") feature. MLOA also had issued certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC and VOBA. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC and VOBA amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   In connection with the reinsurance agreement with Protective Life, MLOA has reinsured 100% of the risk associated with GMDB and GMIB variable annuity products.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances were calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on MLOA's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC and VOBA are written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Separate Accounts

   Generally, Separate Accounts established under Arizona State Insurance Law are not chargeable with liabilities that arise from any other business of MLOA. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which MLOA does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of two Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as AFS in the accompanying consolidated financial statements.

   The investment results of Separate Accounts, including unrealized gains (losses), on which MLOA does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the statements of earnings (loss). For 2013, 2012 and 2011, investment results of such Separate Accounts were gains (losses) of $256 million, $196 million and $(49) million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   MLOA reports the General Account's interests in Separate Accounts as other invested assets in the balance sheets.

   Other Accounting Policies

   AXA Financial and certain of its consolidated subsidiaries, including MLOA, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities classified as AFS; no equity securities were classified as AFS.

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                           GROSS      GROSS
                                              AMORTIZED  UNREALIZED UNREALIZED               OTTI
                                                COST       GAINS      LOSSES   FAIR VALUE IN AOCI/(3)/
                                              ---------- ---------- ---------- ---------- -----------
                                                                   (IN MILLIONS)
DECEMBER 31, 2013:
------------------
Fixed Maturity Securities:
  Corporate.................................. $      608  $      33   $      8 $      633    $     --
  U.S. Treasury, government and agency.......         34         --         --         34          --
  States and political subdivisions..........          6         --         --          6          --
  Commercial mortgage-backed.................         46          1         23         24           1
  Redeemable preferred stock.................         18         --          2         16          --
                                              ----------  ---------   -------- ----------    --------

Total at December 31, 2013................... $      712  $      34   $     33 $      713    $      1
                                              ==========  =========   ======== ==========    ========

December 31, 2012:
------------------
Fixed Maturity Securities:
  Corporate.................................. $    1,553  $     167   $      1 $    1,719    $     --
  U.S. Treasury, government and agency.......        106          7         --        113          --
  States and political subdivisions..........         25          3         --         28          --
  Foreign governments........................          2         --         --          2          --
  Commercial mortgage-backed.................         57          5         27         35           2
  Residential mortgage-backed/(1)/...........         19          1         --         20          --
  Asset-backed/(2)/..........................          9          2         --         11          --
  Redeemable preferred stock.................         97          2          1         98          --
                                              ----------  ---------   -------- ----------    --------

Total at December 31, 2012................... $    1,868  $     187   $     29 $    2,026    $      2
                                              ==========  =========   ======== ==========    ========

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2013 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                 AVAILABLE-FOR-SALE FIXED MATURITY SECURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2013

                                              AMORTIZED
                                                COST    FAIR VALUE
                                              --------- ----------
                                                 (IN MILLIONS)
Due in one year or less...................... $     102  $     104
Due in years two through five................       184        198
Due in years six through ten.................       302        311
Due after ten years..........................        60         60
                                              ---------  ---------
   Subtotal..................................       648        673
Commercial mortgage-backed securities........        46         24
                                              ---------  ---------
Total........................................ $     694  $     697
                                              =========  =========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2013, 2012 and 2011:

                                                   December 31,
                                              ----------------------
                                                2013     2012   2011
                                              --------  -----  -----
                                                   (IN MILLIONS)
Proceeds from sales/(1)/..................... $  1,200  $  13  $  20
                                              ========  =====  =====
Gross gains on sales/(2)/.................... $     84  $   2  $   1
                                              ========  =====  =====
Gross losses on sales/(3)/................... $      9  $  --  $   1
                                              ========  =====  =====
Total OTTI................................... $     (6) $  (7) $  (2)
Non-credit losses recognized in OCI..........       --     --     --
                                              --------  -----  -----
Credit losses recognized in earnings (loss).. $     (6) $  (7) $  (2)
                                              ========  =====  =====

  /(1)/Includes $1,090 million of transfer of assets to Protective Life. /(2)/Includes $81 million of gross gains from assets transferred to
       Protective Life.
  /(3)/Includes $6 million of gross losses from assets transferred to Protective Life.

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by MLOA at the dates indicated and the corresponding changes in such amounts.

             FIXED MATURITY SECURITIES -- CREDIT LOSS IMPAIRMENTS

                                               2013    2012
                                              ------  ------
                                               (IN MILLIONS)
Balances at January 1,....................... $  (72) $  (74)
Previously recognized impairments on
  securities that matured, paid, prepaid or
  sold.......................................     18       9
Recognized impairments on securities
  impaired to fair value this period/(1)/....     --      --
Impairments recognized this period on
  securities not previously impaired.........     (6)     (6)
Additional impairments this period on
  securities previously impaired.............     --      (1)
Increases due to passage of time on
  previously recorded credit losses..........     --      --
Accretion of previously recognized
  impairments due to increases in expected
  cash flows.................................     --      --
                                              ------  ------
Balances at December 31,..................... $  (60) $  (72)
                                              ======  ======

  /(1)/Represents circumstances where MLOA determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                               DECEMBER 31,
                                               -------------
                                                2013   2012
                                               -----  ------
                                               (IN MILLIONS)
AFS Securities:
  Fixed maturity securities:
   With OTTI loss............................. $  (4) $    2
   All other..................................     5     156
                                               -----  ------
Net Unrealized (Gains) Losses................. $   1  $  158
                                               =====  ======

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a roll forward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

  NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITY SECURITIES WITH OTTI LOSSES

                                                                                              AOCI GAIN
                                                                                                (LOSS)
                                              NET UNREALIZED                   DEFERRED       RELATED TO
                                                  GAINS                         INCOME      NET UNREALIZED
                                               (LOSSES) ON                     TAX ASSET      INVESTMENT
                                               INVESTMENTS     DAC AND VOBA   (LIABILITY)   GAINS (LOSSES)
                                              --------------  -------------  -------------  --------------
                                                                      (IN MILLIONS)
BALANCE, JANUARY 1, 2013.....................   $          2  $          (1) $          --    $          1
Net investment gains (losses) arising during
  the period.................................             (5)            --             --              (5)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             (1)            --             --              (1)
   Excluded from Net earnings (loss)/(1)/....             --             --             --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC and VOBA..............................             --            (48)            --             (48)
   Deferred income taxes.....................             --             --             19              19
                                                ------------  -------------  -------------    ------------
BALANCE, DECEMBER 31, 2013...................   $         (4) $         (49) $          19    $        (34)
                                                ============  =============  =============    ============

BALANCE, JANUARY 1, 2012.....................   $         (5) $           1  $           2    $         (2)
Net investment gains (losses) arising during
  the period.................................              6             --             --               6
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........              1             --             --               1
   Excluded from Net earnings (loss)/(1)/....             --             --             --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC and VOBA..............................             --             (2)            --              (2)
   Deferred income taxes.....................             --             --             (2)             (2)
                                                ------------  -------------  -------------    ------------
BALANCE, DECEMBER 31, 2012...................   $          2  $          (1) $          --    $          1
                                                ============  =============  =============    ============

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                               AOCI GAIN
                                                                                                 (LOSS)
                                              NET UNREALIZED                    DEFERRED       RELATED TO
                                                  GAINS                          INCOME      NET UNREALIZED
                                               (LOSSES) ON                      TAX ASSET      INVESTMENT
                                               INVESTMENTS     DAC AND VOBA    (LIABILITY)   GAINS (LOSSES)
                                              --------------  -------------  --------------  --------------
                                                                      (IN MILLIONS)
BALANCE, JANUARY 1, 2013.....................   $        156  $         (31) $          (44) $           81
Net investment gains (losses) arising during
  the period.................................            (84)            --              --             (84)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........            (67)            --              --             (67)
   Excluded from Net earnings (loss)/(1)/....             --             --              --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC and VOBA..............................             --             91              --              91
   Deferred income taxes.....................             --             --              21              21
                                                ------------  -------------  --------------  --------------
BALANCE, DECEMBER 31, 2013...................   $          5  $          60  $          (23) $           42
                                                ============  =============  ==============  ==============

BALANCE, JANUARY 1, 2012.....................   $        115  $         (27) $          (31) $           57
Net investment gains (losses) arising during
  the period.................................             37             --              --              37
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........              4             --              --               4
Impact of net unrealized investment gains
  (losses) on:
   DAC and VOBA..............................             --             (4)             --              (4)
   Deferred income taxes.....................             --             --             (13)            (13)
                                                ------------  -------------  --------------  --------------
BALANCE, DECEMBER 31, 2012...................   $        156  $         (31) $          (44) $           81
                                                ============  =============  ==============  ==============

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 143 issues at December 31, 2013 and the 76 issues at December 31, 2012 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                               LESS THAN 12 MONTHS    12 MONTHS OR LONGER           TOTAL
                                              ---------------------  ---------------------  ---------------------
                                                           GROSS                  GROSS                  GROSS
                                                         UNREALIZED             UNREALIZED             UNREALIZED
                                              FAIR VALUE   LOSSES    FAIR VALUE   LOSSES    FAIR VALUE   LOSSES
                                              ---------- ----------  ---------- ----------  ---------- ----------
                                                                         (IN MILLIONS)
DECEMBER 31, 2013
-----------------
Fixed Maturity Securities:
  Corporate.................................. $      109  $      (6)  $      38 $       (2)  $     147  $      (8)
  U.S. Treasury, government and agency.......         21         --          --         --          21         --
  States and political subdivisions..........          1         --          --         --           1         --
  Commercial mortgage-backed.................         13        (13)          8        (10)         21        (23)
  Redeemable preferred stock.................          8         (2)         --         --           8         (2)
                                              ----------  ---------   --------- ----------   ---------  ---------

Total........................................ $      152  $     (21)  $      46 $      (12)  $     198  $     (33)
                                              ==========  =========   ========= ==========   =========  =========

                                               LESS THAN 12 MONTHS    12 MONTHS OR LONGER           TOTAL
                                              ---------------------  ---------------------  ---------------------
                                                           GROSS                  GROSS                  GROSS
                                                         UNREALIZED             UNREALIZED             UNREALIZED
                                              FAIR VALUE   LOSSES    FAIR VALUE   LOSSES    FAIR VALUE   LOSSES
                                              ---------- ----------  ---------- ----------  ---------- ----------
                                                                         (IN MILLIONS)

December 31, 2012
-----------------
Fixed Maturity Securities:
  Corporate..................................  $      44  $      --   $      14  $      (1)  $      58  $      (1)
  U.S. Treasury, government and agency.......          1         --          --         --           1         --
  Foreign governments........................         --         --           2         --           2         --
  Commercial mortgage-backed.................         --         (1)         26        (26)         26        (27)
  Redeemable preferred stock.................         14         --          30         (1)         44         (1)
                                               ---------  ---------   ---------  ---------   ---------  ---------

Total........................................  $      59  $      (1)  $      72  $     (28)  $     131  $     (29)
                                               =========  =========   =========  =========   =========  =========

   MLOA's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the shareholder's equity of MLOA, other than securities of the U.S. government, U.S. government agencies and certain securities guaranteed by the U.S. government. MLOA maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 2.8% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2013 and 2012 were $27 million and $27 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2013 and 2012, respectively, approximately $60 million and $125 million, or 8.4% and 6.7%, of the $712 million and $1,868 million aggregate amortized cost of fixed maturities held by MLOA were considered to be other than investment grade. These securities had net unrealized losses of $22 million and $17 million at December 31, 2013 and 2012, respectively.

   MLOA does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. MLOA's fixed maturity investment portfolio before September 30, 2013 included residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically had clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2013 and 2012, respectively, MLOA owned $0 million and $0 million in RMBS backed by subprime residential mortgage loans. RMBS backed by subprime residential mortgages were fixed income investments supporting General Account liabilities.

   At December 31, 2013, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $2 million.

   Valuation Allowances for Mortgage Loans:

   Allowances for credit losses for mortgage loans in 2013, 2012 and 2011 are as follows:

                                              COMMERCIAL MORTGAGE LOANS
                                              -------------------------
                                               2013      2012    2011
                                              ------    ------  ------
                                                  (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,................ $    4    $    3  $    2
   Charge-offs...............................     --        --      --
   Recoveries................................     (1)       --      --
   Provision.................................     --         1       1
                                                ------   ------  ------
Ending Balance, December 31,................. $    3    $    4  $    3
                                                ======   ======  ======

Ending Balance, December 31,:
   Individually Evaluated for Impairment..... $    3    $    4  $    3
                                                ======   ======  ======

   There were no allowances for credit losses for agricultural mortgage loans in 2013, 2012 and 2011.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the loan-to-value and debt service coverage ratio for commercial mortgage loans at December 31, 2013, and 2012, respectively.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2013

                                                         DEBT SERVICE COVERAGE RATIO
                                              -------------------------------------------------
                                                                                         LESS    TOTAL
                                               GREATER  1.8X TO 1.5X TO 1.2X TO 1.0X TO  THAN   MORTGAGE
                                              THAN 2.0X  2.0X    1.8X    1.5X    1.2X    1.0X    LOANS
LOAN-TO-VALUE RATIO:/(2)/                     --------- ------- ------- ------- ------- ------- --------
                                                                    (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/(1)/
  0% - 50%...................................  $     -- $    --  $   16 $    -- $    -- $    -- $     16
  50% - 70%..................................        --      --      --       6      --      --        6
  70% - 90%..................................        --      --      --      --      --      --       --
  90% plus...................................         9      --      --      --      --      --        9
                                               -------- -------  ------ ------- ------- ------- --------

Total Commercial Mortgage Loans..............  $      9 $    --  $   16 $     6 $    -- $    -- $     31
                                               ======== =======  ====== ======= ======= ======= ========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2012

                                                         Debt Service Coverage Ratio
                                              --------------------------------------------------
                                                                                          Less    Total
                                               Greater  1.8x to 1.5x to 1.2x to 1.0x to   than   Mortgage
                                              than 2.0x  2.0x    1.8x    1.5x    1.2x     1.0x    Loans
Loan-to-Value Ratio:/(2)/                     --------- ------- ------- ------- -------- ------- --------
Commercial Mortgage Loans/(1)/                                       (In Millions)
  0% - 50%...................................   $     4 $    -- $    17  $   -- $     12 $    --  $    33
  50% - 70%..................................        --      --      --       6       --      --        6
  70% - 90%..................................        --      --      --      --       --      --       --
  90% plus...................................        10      --      --      --       --      --       10
                                                ------- ------- -------  ------ -------- -------  -------

Total Commercial Mortgage Loans..............   $    14 $    -- $    17  $    6 $     12 $    --  $    49
                                                ======= ======= =======  ====== ======== =======  =======

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2013 and 2012, respectively.

              AGE ANALYSIS OF PAST DUE COMMERCIAL MORTGAGE LOANS

                                                                                                             RECORDED
                                                                                                            INVESTMENT
                                                                                             TOTAL    (GREATER THAN) 90 DAYS
                                              30-59 60-89      90 DAYS                     FINANCING           AND
                                              DAYS  DAYS  OR (GREATER THAN) TOTAL CURRENT RECEIVABLES        ACCRUING
                                              ----- ----- ----------------- ----- ------- ----------- ----------------------
                                                                              (IN MILLIONS)
DECEMBER 31, 2013
-----------------

Total Commercial
  Mortgage Loans............................. $  -- $  --          $     -- $  --  $   31  $       31             $       --
                                              ===== =====          ======== =====  ======  ==========             ==========

December 31, 2012
-----------------

Total Commercial Mortgage Loans.............. $  -- $  --          $     -- $  --  $   49  $       49             $       --
                                              ===== =====          ======== =====  ======  ==========             ==========

   The following table provides information relating to impaired loans at December 31, 2013 and 2012, respectively.

                     COMMERCIAL MORTGAGE LOANS -- IMPAIRED

                                                          UNPAID                  AVERAGE       INTEREST
                                               RECORDED  PRINCIPAL   RELATED      RECORDED       INCOME
                                              INVESTMENT  BALANCE   ALLOWANCE  INVESTMENT/(1)/ RECOGNIZED
                                              ---------- --------- ----------  --------------  ----------
                                                                    (IN MILLIONS)
DECEMBER 31, 2013
-----------------

  With no related allowance recorded......... $       --  $     -- $       --     $        --  $       --
  With related allowance recorded............ $        9  $      9 $       (3)    $        10  $       --

December 31, 2012
-----------------

  With no related allowance recorded......... $       --  $     -- $       --     $        --  $       --
  With related allowance recorded............ $       10  $     10 $       (4)    $        10  $       --

  /(1)/Represents a five-quarter average of recorded amortized cost.

   Equity Investments

   MLOA holds equity in limited partnership interests and other equity method investments that primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2013 and 2012 were $1 million and $2 million, respectively.

   The following table presents MLOA's investment in 2.6 million units in AllianceBernstein, an affiliate, which is included in Other invested assets:

                                               2013   2012
                                              -----  -----
                                              (IN MILLIONS)

Balance at January 1,........................ $  69  $  72
Equity in net earnings (loss)................     5      2
Impact of repurchase/issuance of
  AllianceBernstein Units....................    --     (2)
Dividends received...........................    (4)    (3)
                                              -----  -----
Balance at December 31,...................... $  70  $  69
                                              =====  =====

   The tables below detail the condensed balance sheets and statements of earnings (loss) of AllianceBernstein and MLOA's equity investment and equity in earnings (loss) of AllianceBernstein.

                                              DECEMBER 31,
                                              -------------
                                               2013   2012
                                              ------ ------
                                              (IN MILLIONS)
BALANCE SHEETS:
Total Assets................................. $7,386 $8,115
                                              ====== ======
Total Liabilities............................  3,316  4,312
Total Partners' Capital......................  4,070  3,803
                                              ------ ------
  Total Liabilities and Partners' Capital.... $7,386 $8,115
                                              ====== ======
MLOA's Equity investment in AllianceBernstein $   70 $   69
                                              ====== ======

                                               2013   2012   2011
                                              ------ ------ ------
                                                  (IN MILLIONS)
STATEMENTS OF EARNINGS (LOSS):
Total revenues............................... $2,915 $2,737 $2,750
                                              ------ ------ ------
Total Expenses...............................  2,351  2,534  2,958
                                              ------ ------ ------
  Net Earnings (Loss)........................ $  518 $  189 $ (175)
                                              ====== ====== ======
MLOA's Equity in earnings (loss) of
  AllianceBernstein.......................... $    5 $    2 $   (2)
                                              ====== ====== ======

   Derivatives and Offsetting Assets and Liabilities

   MLOA uses derivatives for asset/liability risk management primarily to reduce exposures to equity market risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a "Derivative Use Plan" approved by the State of Arizona Insurance Department ("AID"). Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

   MLOA uses equity index options on the S&P 500, Russell 2000, Morgan Stanley Capital International ("MSCI"), Europe, Australasia and Far East ("EAFE"), for the purpose of hedging crediting rate exposure in its Market Stabilizer Option(R) ("MSO") in the MLOA's variable life insurance products and Indexed Universal Life ("IUL") insurance products. This involves entering into a package of calls and/or put options whose payoff mimics the crediting rate embedded in individual segments of the products.

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. A derivative with positive fair value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to MLOA if the contract were closed at the reporting date. Alternatively, a derivative contract with negative fair value (a derivative liability) indicates MLOA would owe money to the counterparty if the contract were closed at the reporting date. To reduce credit exposures in over-the-counter ("OTC") derivative transactions, MLOA generally enters into master agreements that provide for a netting of financial exposures with the counterparty and allow for collateral arrangements. MLOA further controls and minimizes its counterparty exposure through a credit appraisal and approval process.

   The tables below present quantitative disclosures about MLOA's derivative instruments, including those embedded in other contracts though required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY

                                                             FAIR VALUE
                                                       -----------------------
                                                                               GAINS (LOSSES)
                                              NOTIONAL    ASSET     LIABILITY    REPORTED IN
                                               AMOUNT  DERIVATIVES DERIVATIVES EARNINGS (LOSS)
                                              -------- ----------- ----------- ---------------
                                                                (IN MILLIONS)
AT OR FOR THE YEAR ENDED DECEMBER 31, 2013:
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
  Options....................................  $   158   $      20  $        6   $           8
                                                                                 -------------
     NET INVESTMENT INCOME (LOSS)............                                                8
                                                                                 -------------

EMBEDDED DERIVATIVES:
  GMIB reinsurance contracts/(2)/............       --          --          --              (7)
  MSO and IUL indexed features/(3)/..........       --          --          14              (8)
                                               -------   ---------  ----------   -------------

Balances, December 31, 2013..................  $   158   $      20  $       20   $          (7)
                                               =======   =========  ==========   =============

At or For the Year Ended December 31, 2012:
Freestanding derivatives:
Equity contracts:/(1)/
  Options....................................  $    29   $       2  $        1   $          --
                                                                                 -------------
     Net investment income (loss)............                                               --
                                                                                 -------------

Embedded derivatives:
  GMIB reinsurance contracts/(2)/............       --           7          --              (2)
                                               -------   ---------  ----------   -------------
  Balances, December 31, 2012................  $    29   $       9  $        1   $          (2)
                                               =======   =========  ==========   =============

  /(1)/Reported in Other invested assets in MLOA's balance sheets. /(2)/Reported in Other assets in MLOA's balance sheets.
  /(3)/MSO and IUL are reported in Future policyholders' benefits and other policyholders' liabilities in the balance sheets.

   The standardized ISDA Master Agreement under which MLOA conducts its OTC derivative transactions includes provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, MLOA will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. In the event of default, insolvency, or other similar event pre-defined under the ISDA Master Agreement that would result in termination of OTC derivatives transactions before their maturity, netting procedures would be applied to calculate a single net payable or receivable with the counterparty.

   Under the ISDA Master Agreement, MLOA generally has executed a CSA with each of its OTC derivative counterparties that require both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities or those issued by government agencies. These CSAs are bilateral agreements that require collateral postings by the party "out-of-the-money" or in a net derivative liability position. Various thresholds for the amount and timing of collateralization of net liability positions are applicable. Consequently, the credit exposure of MLOA's OTC derivative contracts is limited to the net positive estimated fair value of those contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to CSAs. Derivatives are recognized at fair value in the balance sheets and are reported either as assets in Other invested assets or as liabilities in Other liabilities. MLOA nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed.

   At December 31, 2013 and 2012, respectively, MLOA held $12 million and $0 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the balance sheets. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2013 and 2012 was not material.

   On June 10, 2013, new derivative regulations under Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act went into effect, requiring financial entities, including U.S. life insurers, to clear newly executed OTC interest rate swaps with central clearing houses, and to post larger sums of higher quality collateral, among other provisions. Counterparties subject to these new regulations are required to post initial margin to the clearing house as well as variation margin to cover any daily negative mark-to-market movements in the value of newly executed OTC interest rate swap contracts. Centrally cleared OTC interest rate swap contracts, protected by initial margin requirements and higher quality collateral-eligible assets, are expected to reduce the risk of loss in the event of counterparty default. MLOA has counterparty exposure to the clearing house and its clearing broker for futures and OTC derivative contracts. Since the introduction of these new derivative regulations, there have been no significant impacts from the Company's compliance as existing derivative positions are grandfathered. Similarly, MLOA does not expect the new regulations to materially increase the amount or change the quality of collateral that otherwise would have been imposed directly with its counterparties under CSAs.

   The following table presents information about MLOA's offsetting of financial assets and liabilities and derivative instruments at December 31, 2013.

   OFFSETTING OF FINANCIAL ASSETS AND LIABILITIES AND DERIVATIVE INSTRUMENTS
                             AT DECEMBER 31, 2013

                                                             GROSS
                                                GROSS       AMOUNTS       NET AMOUNTS
                                               AMOUNTS   OFFSET IN THE  PRESENTED IN THE
                                              RECOGNIZED BALANCE SHEETS  BALANCE SHEETS
                                              ---------- -------------- ----------------
                                                            (IN MILLIONS)
ASSETS
DESCRIPTION
Derivatives:
Equity contracts.............................  $      20   $          6  $            14
                                               ---------   ------------  ---------------
  Total Derivatives, subject to an ISDA
   Master Agreement/(1)/.....................         20              6               14
Other financial instruments..................         70             --               70
                                               ---------   ------------  ---------------
  Other invested assets......................  $      90   $          6  $            84
                                               =========   ============  ===============

LIABILITIES
DESCRIPTION
Derivatives:
Equity contracts.............................  $       6   $          6  $            --
                                               ---------   ------------  ---------------
  Total Derivatives, subject to an ISDA
   Master Agreement/(1)/.....................          6              6               --
Other financial liabilities..................         83             --               83
                                               ---------   ------------  ---------------
  Other liabilities..........................  $      89   $          6  $            83
                                               =========   ============  ===============

  /(1)/There were no derivatives not subject to ISDA Master Agreements at December 31, 2013.

   The following table presents information about MLOA's gross collateral amounts that are not offset in the balance sheets at December 31, 2013.

           GROSS COLLATERAL AMOUNTS NOT OFFSET IN THE BALANCE SHEETS
                             AT DECEMBER 31, 2013

                                                               COLLATERAL (RECEIVED)/HELD
                                                NET AMOUNTS    -------------------------
                                              PRESENTED IN THE  FINANCIAL                   NET
                                               BALANCE SHEETS  INSTRUMENTS      CASH      AMOUNTS
                                              ---------------- -----------     ------     --------
                                                              (IN MILLIONS)
ASSETS
Counterparty A...............................    $           6  $       --     $   (6)    $     --
Counterparty H...............................                1          --         --            1
Counterparty K...............................                2          --         (2)          --
Counterparty L...............................                4          --         (4)          --
                                                 -------------  ----------        ------  --------
  Total Derivatives..........................    $          13  $       --     $  (12)    $      1
Other financial assets.......................               71          --         --           71
                                                 -------------  ----------        ------  --------
OTHER INVESTED ASSETS........................    $          84  $       --     $  (12)    $     72
                                                 =============  ==========        ======  ========

   The following table presents information about MLOA's offsetting of financial assets and liabilities and derivative instruments at 2012.

   Offsetting of Financial Assets and Liabilities and Derivative Instruments
                             At December 31, 2012

                                                             Gross
                                                Gross       Amounts       Net Amounts
                                               Amounts   Offset in the  Presented in the
                                              Recognized Balance Sheets  Balance Sheets
                                              ---------- -------------- ----------------
                                                            (In Millions)
ASSETS
Description
Derivatives:
Equity contracts.............................  $       2    $         1     $          1
                                               ---------    -----------     ------------
Total Derivatives, subject to an ISDA Master
  Agreement/(1)/.............................          2              1                1
Other financial instruments..................         70             --               70
                                               ---------    -----------     ------------
  Other invested assets......................  $      72    $         1     $         71
                                               =========    ===========     ============

LIABILITIES
Description
Derivatives:
Equity contracts.............................  $       1    $         1     $         --
                                               ---------    -----------     ------------
Total Derivatives, subject to an ISDA Master
  Agreement/(1)/.............................          1              1               --
Other financial liabilities..................         52             --               52
                                               ---------    -----------     ------------
  Other liabilities..........................  $      53    $         1     $         52
                                               =========    ===========     ============

  /(1)/There were no derivatives not subject to ISDA Master Agreements at December 31, 2012.

   The following table presents information about MLOA's gross collateral amounts that are not offset in the balance sheets at December 31, 2012.

           Gross Collateral Amounts Not Offset in the Balance Sheets
                             At December 31, 2012

                                                               Collateral (Received)/Held
                                                Net Amounts    --------------------------
                                              Presented in the  Financial                     Net
                                                Balance Sheets Instruments      Cash        Amounts
                                              ---------------- -----------   -----------  -----------
                                                                 (In Millions)
ASSETS
Counterparty H...............................                1          --            --            1
                                                  ------------   -----------  ----------- -----------
  Total Derivatives..........................     $          1 $        --   $        --  $         1
Other financial assets.......................               70          --            --           70
                                                  ------------   -----------  ----------- -----------
  Other invested assets......................     $         71 $        --   $        --  $        71
                                                  ============   ===========  =========== ===========

   Net Investment Income (Loss)

   The following table breaks out Net investment income (loss) by asset category:

                                               2013   2012    2011
                                              -----  ------  ------
                                                  (IN MILLIONS)
Fixed maturities............................. $  79  $   97  $  102
Mortgage loans on real estate................     2       9      10
Policy loans.................................     6       8       8
Derivative instruments.......................     8      --      --
                                              -----  ------  ------
Gross investment income (loss)...............    95     114     120
Investment expenses..........................    (3)     (4)     (4)
                                              -----  ------  ------
  Net Investment Income (Loss)............... $  92  $  110  $  116
                                              =====  ======  ======

   For 2013, Net investment income (loss) from derivatives included $2 million of realized gains (losses) on contracts closed during those periods and $6 million of unrealized gains (losses) on derivative positions at year end.

   Investment Gains (Losses), Net

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                              2013   2012   2011
                                              ----- -----  -----
                                                 (IN MILLIONS)
Fixed maturities............................. $  67 $  (5) $  (2)
Impact of (repurchase) issuance of
  AllianceBernstein Units....................    --    (2)     2
Mortgage loans on real estate................     1     2     (1)
                                              ----- -----  -----
Investment Gains (Losses), Net............... $  68 $  (5) $  (1)
                                              ===== =====  =====

4) VALUE OF BUSINESS ACQUIRED

   The following table presents MLOA's VOBA asset at December 31, 2013 and 2012:

                                               GROSS     ACCUMULATED
                                              CARRYING   AMORTIZATION
                                               AMOUNT     AND OTHER        NET
                                              -------- ------------       ------
                                                        (IN MILLIONS)
VOBA
----
DECEMBER 31, 2013............................ $    416  $      (398)/(1)/    $18
                                              ========  ===========       ======
December 31, 2012............................ $    416  $      (313)      $  103
                                              ========  ===========       ======

  /(1)/Includes reactivity to unrealized investment gains (losses) and $117 million of accelerated VOBA amortization resulting from the reinsurance agreement with Protective Life which is included in the deferred cost of reinsurance.

   For 2013, 2012 and 2011, amortization (negative amortization) expense related to VOBA was $11 million, $(13) million and $10 million, respectively. VOBA amortization is estimated to range between $1 million and $3 million annually through 2018.

5) FAIR VALUE DISCLOSURES

   Assets measured at fair value on a recurring basis are summarized below. Fair value measurements also are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2013 and 2012, no assets were required to be measured at fair value on a non-recurring basis.

                            FAIR VALUE MEASUREMENTS

                                               LEVEL 1  LEVEL 2 LEVEL 3  TOTAL
                                               -------- ------- ------- --------
                                                         (IN MILLIONS)
DECEMBER 31, 2013
-----------------
ASSETS:
Investments:
  Fixed maturity Securities,
  available-for-sale:
   Corporate.................................. $     --  $  624   $   9 $    633
   U.S. Treasury, government and agency.......       --      34      --       34
   States and political subdivisions..........       --       6      --        6
   Commercial mortgage-backed.................       --      --      24       24
   Redeemable preferred stock.................        8       8      --       16
                                               --------  ------   ----- --------
     Subtotal.................................        8     672      33      713
                                               --------  ------   ----- --------
  Other equity investments....................        1      --      --        1
  Options.....................................       --      14      --       14
Cash equivalents..............................      127      --      --      127
Separate Accounts' assets.....................    1,823      15      --    1,838
                                               --------  ------   ----- --------
   Total Assets............................... $  1,959  $  701   $  33 $  2,693
                                               ========  ======   ===== ========

LIABILITIES:
MSO and IUL indexed features' liability....... $     --  $   14   $  -- $     14
                                               --------  ------   ----- --------
   Total Liabilities.......................... $     --  $   14   $  -- $     14
                                               ========  ======   ===== ========

December 31, 2012
-----------------
Assets:
Investments:
  Fixed maturity Securities,
  available-for-sale:
   Corporate.................................. $     --  $1,684   $  35 $  1,719
   U.S. Treasury, government and agency.......       --     113      --      113
   States and political subdivisions..........       --      28      --       28
   Foreign governments........................       --       2      --        2
   Commercial mortgage-backed.................       --      --      35       35
   Residential mortgage-backed/(1)/...........       --      20      --       20
   Asset-backed/(2)/..........................       --       5       6       11
   Redeemable preferred stock.................       37      61      --       98
                                               --------  ------   ----- --------
     Subtotal.................................       37   1,913      76    2,026
                                               --------  ------   ----- --------
  Other equity investments....................        1      --      --        1
Cash equivalents..............................      145      --      --      145
GMIB reinsurance contracts....................       --      --       7        7
Separate Accounts' assets.....................    1,623      15      --    1,638
                                               --------  ------   ----- --------
   Total Assets............................... $  1,806  $1,928   $  83 $  3,817
                                               ========  ======   ===== ========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   At December 31, 2013 and 2012, respectively, the fair value of public fixed maturities is approximately $556 million and $1,557 million or approximately 20.6% and 40.9% of MLOA's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts measured at fair value on a recurring basis at December 31, 2012). The fair values of MLOA's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which MLOA maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, MLOA ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, MLOA may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which MLOA's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2013 and 2012, respectively, the fair value of private fixed maturities is approximately $157 million and $469 million or approximately 5.8% and 12.3% of MLOA's total assets measured at fair value on a recurring basis. The fair values of MLOA's private fixed maturities, which primarily are comprised of investments in private placement securities generally are determined using a discounted cash flow model. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate unobservable inputs, which reflect MLOA's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   At December 31, 2013 and 2012, respectively, investments classified as Level 1 comprise approximately 72.8% and 47.4% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2013 and 2012, respectively, investments classified as Level 2 comprise approximately 26.0% and 50.6% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2012, $20 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors. At December 31, 2013 MLOA did not own any AAA-rated mortgage- and asset-backed securities.

   MLOA currently offers indexed investment options in the IUL product and in the MSO investment option available in some life contracts. These investment options, which depending on the product and on the index selected can currently have 1 or 3 year terms, provide for participation in the performance of specified indices up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g. holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on prices obtained from independent valuation service providers.

   At December 31, 2013 and 2012, respectively, investments classified as Level 3 comprise approximately 1.2% and 2.0% of assets measured at fair value on a recurring basis and primarily include commercial mortgage-backed securities ("CMBS") and corporate debt securities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2012, were approximately $9 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. MLOA applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $24 million and $41 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2013 and 2012, respectively. At
   June 30, 2013, MLOA changed its methodology for measuring the fair value of CMBS securities below the senior AAA tranche from a risk-adjusted present value technique to pricing obtained from an independent valuation service vendor as returning liquidity in CMBS markets contributed to the availability of more reliable and representative measures of fair value. In applying the risk-adjusted present value technique in periods prior to June 30, 2013, MLOA adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

   Level 3 amounts at December 31, 2012 also include the GMIB reinsurance contract asset which was accounted for as derivative contract. The GMIB reinsurance contract asset's fair value reflected the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios. The valuation of the GMIB reinsurance contract asset incorporates significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. The credit risks of the counterparty and of MLOA are considered in determining the fair values of its GMIB reinsurance contract asset, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties. After giving consideration to collateral arrangements, MLOA made no adjustment to reduce the fair value of its GMIB asset at December 31, 2012 to recognize incremental counterparty non-performance risk.

   In 2013, there were no AFS fixed maturities transferred from Level 2 into the Level 3 or from Level 3 to Level 2 classification.

   In 2012, AFS fixed maturities with fair values of $3 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.4% of total equity at December 31, 2012.

   The table below presents a reconciliation for all Level 3 assets at December 31, 2013 and 2012, respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                                 COMMERCIAL                     GMIB
                                                                 MORTGAGE-       ASSET-      REINSURANCE
                                                  CORPORATE        BACKED        BACKED       CONTRACTS
                                                -------------  -------------  ------------  ------------
                                                                      (IN MILLIONS)
BALANCE, JANUARY 1, 2013....................... $          35  $          35  $          6  $          7
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............            --             --            --            --
     Investment gains (losses), net............             2             (9)            2            --
     Increase (decrease) in the fair value
       of reinsurance contracts................            --             --            --            (7)
                                                -------------  -------------  ------------  ------------
  Subtotal.....................................             2             (9)            2            (7)
                                                -------------  -------------  ------------  ------------
Other comprehensive income (loss)..............            (2)            (1)           (2)           --
Purchases......................................            --             --            --            --
Sales..........................................           (26)            (1)           (6)           --
Transfers into Level 3/(1)/....................            --             --            --            --
                                                -------------  -------------  ------------  ------------
BALANCE, DECEMBER 31, 2013..................... $           9  $          24  $         --  $         --
                                                =============  =============  ============  ============

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                                 COMMERCIAL                    GMIB
                                                                 MORTGAGE-       ASSET-     REINSURANCE
                                                  CORPORATE        BACKED        BACKED      CONTRACTS
                                                -------------  -------------  ------------ ------------
                                                                     (IN MILLIONS)

BALANCE, JANUARY 1, 2012....................... $          34  $          29  $          5 $          9
Total gains (losses), realized and
  unrealized included in:
   Earnings (loss) as:
     Net investment income (loss)..............            --             --            --           --
     Investment gains (losses), net............             1             (7)           --           --
     Increase (decrease) in the fair value
       of reinsurance contracts................            --             --            --           (2)
                                                -------------  -------------  ------------ ------------
  Subtotal..................................... $           1  $          (7) $         -- $         (2)
                                                -------------  -------------  ------------ ------------
Other comprehensive income (loss)..............            --             13             1           --
Sales..........................................            (3)            --            --           --
Transfers into Level 3/(1)/....................             3             --            --           --
                                                -------------  -------------  ------------ ------------
BALANCE, DECEMBER 31, 2012..................... $          35  $          35  $          6 $          7
                                                =============  =============  ============ ============

  /(1)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

   The table below details changes in unrealized gains (losses) for 2013 and 2012 by category for Level 3 assets still held at December 31, 2013 and 2012, respectively.

                                                 EARNINGS (LOSS)
                                                -----------------
                                                    INCREASE
                                                (DECREASE) IN THE
                                                  FAIR VALUE OF
                                                   REINSURANCE
                                                    CONTRACTS      OCI
                                                -----------------  ---
LEVEL 3 INSTRUMENTS
FULL YEAR 2013
STILL HELD AT DECEMBER 31, 2013:
  Change in unrealized gains (losses):
   Fixed maturity securities,
   available-for-sale:
     Commercial mortgage-backed................                --   (2)
     Other fixed maturities,
       available-for-sale......................                --   --
                                                  ---------------  ---
       Total...................................   $            --  $(2)
                                                  ===============  ===

Level 3 Instruments
Full Year 2012
Still Held at December 31, 2012:
  Change in unrealized gains (losses):
   Fixed maturity securities,
   available-for-sale:
     Commercial mortgage-backed................                --   13
     Other fixed maturities,
       available-for-sale......................                --    1
                                                  ---------------  ---
       Subtotal................................   $            --  $14
                                                  ---------------  ---
     GMIB reinsurance contracts................                (2)  --
                                                  ---------------  ---
       Total...................................   $            (2) $14
                                                  ===============  ===

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2012. At December 31, 2013 all Level 3 investments primarily consist of certain debt securities with limited trading activity, including corporate and CMBS instruments. Their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants.

        Quantitative Information about Level 3 Fair Value Measurements
                               December 31, 2012

                                Fair       Valuation        Significant Unobservable
                                Value      Technique                 Input                  Range
                                ----- --------------------- ------------------------  -----------------
                                                             (In Millions)
Assets:
Investments:
  Fixed maturity securities,
  available-for- sale:
   Corporate...................  $11  Matrix pricing model           Spread over the
                                                                   industry-specific
                                                               benchmark yield curve  600 bps - 650 bps
-------------------------------------------------------------------------------------------------------

   Commercial mortgage-backed..   35  Discounted Cash flow          Constant default    3.0% - 25.0%
                                                                 rate Probability of        55.0%
                                                                        default Loss        49.0%
                                                              severity Discount rate   3.72% - 13.42%
-------------------------------------------------------------------------------------------------------

   GMIB reinsurance contracts..    7  Discounted Cash flow    Lapse Rates Withdrawal    2.5% - 27.5%
                                                              Rates GMIB Utilization        3.5%
                                                               Rates Non-performance    0.0% - 15.0%
                                                             risk Volatility rates -      13.5 bps
                                                                              Equity    24.0% - 36.0%
-------------------------------------------------------------------------------------------------------

   Excluded from the table above at December 31, 2013 and 2012, are approximately $33 million and $30 million, respectively, Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by MLOA and are not reasonably available. The fair value measurements of these Level 3 investments comprise approximately 100.0% and 39.5% of total assets classified as Level 3 and represent only 1.2% and 0.8% of total assets measured at fair value on a recurring basis. These investments primarily consist of certain privately placed debt securities with limited trading activity, including asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in MLOA's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the table above at December 31, 2012 are approximately $11 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3 that is determined by application of a matrix pricing model, representing approximately 31.4% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   At December 31, 2012, commercial mortgage-backed securities classified as Level 3 consist of holdings subordinate to the AAA-tranche position and for which MLOA applies a discounted cash flow methodology to measure fair value. The process for determining fair value first adjusts the contractual principal and interest payments to reflect performance expectations and then discounts the securities' cash flows to reflect an appropriate risk-adjusted return. The significant unobservable inputs used in these fair value measurements are default rate and probability, loss severity, and the discount rate. An increase either in the cumulative default rate, probability of default, or loss severity would result in a decrease in the fair value of these securities; generally, those assumptions would change in a directionally similar manner. A decrease in the discount rate would result in directionally inverse movement in the fair value measurement of these securities. At December 31, 2013, all CMBS securities were valued using prices obtained from an independent valuation service vendor and therefore were excluded from the quantitative disclosures discussed above.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above were developed using Company data. Validations of unobservable inputs are performed to the extent MLOA has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of MLOA's GMIB reinsurance contract asset were lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset included dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset.

   The carrying values and fair values at December 31, 2013 and December 31, 2012 for financial instruments not otherwise disclosed in Note 3 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                 FAIR VALUE
                                              CARRYING -------------------------------
                                               VALUE   LEVEL 1 LEVEL 2 LEVEL 3  TOTAL
                                              -------- ------- ------- ------- -------
                                                           (IN MILLIONS)
DECEMBER 31, 2013
-----------------
Mortgage loans on real estate................  $    28 $    -- $    -- $    28 $    28
Policyholders liabilities: Investment
  contracts..................................      193      --      --     196     196

December 31, 2012
-----------------
Mortgage loans on real estate................  $    45 $    -- $    -- $    46 $    46
Policyholders liabilities: Investment
  contracts..................................      200      --      --     233     233

   Fair values for commercial mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   The fair values for MLOA's supplementary contracts not involving life contingencies ("SCNILC"), single premium deferred annuities and certain annuities, which are included in Policyholder's account balances, are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk.

6) GMDB, GMIB AND NO LAPSE GUARANTEE FEATURES

    A) Variable Annuity Contracts -- GMDB and GMIB

   MLOA has certain variable annuity contracts with GMDB and GMIB features in-force that guarantee one of the following:

      . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

      . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

      . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

      . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or an annual reset.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                                GMDB      GMIB     TOTAL
                                              --------  -------- --------
                                                     (IN MILLIONS)

Balance at January 1, 2011................... $      6  $      2 $      8
  Paid guarantee benefits....................       (2)       --       (2)
  Other changes in reserve...................        3        --        3
                                              --------  -------- --------
Balance at December 31, 2011.................        7         2        9
  Paid guarantee benefits....................       (2)       --       (2)
  Other changes in reserve...................        3        --        3
                                              --------  -------- --------
Balance at December 31, 2012.................        8         2       10
  Paid guarantee benefits....................       (3)       --       (3)
  Other changes in reserve...................       --        --       --
                                              --------  -------- --------
Balance at December 31, 2013................. $      5  $      2 $      7
                                              ========  ======== ========

   Related GMDB reinsurance ceded amounts were:

                                                                          GMDB
                                                                      -------------
                                                                      (IN MILLIONS)

Balance at January 1, 2011...........................................   $         3
  Paid guarantee benefits............................................            --
  Other changes in reserve...........................................             1
                                                                        -----------
Balance at December 31, 2011.........................................             4
  Other changes in reserve...........................................             1
                                                                        -----------
Balance at December 31, 2012.........................................             5
  Paid guarantee benefits............................................            (1)
  Other changes in reserve...........................................             1
                                                                        -----------
Balance at December 31, 2013.........................................   $         5
                                                                        ===========

   The GMIB reinsurance contracts through September 30, 2013 were considered derivatives and were reported at fair value. As a result of the Reinsurance agreement with Protective Life, MLOA reinsured 100% of the insurance risk and benefits associated with the GMIB reinsurance contracts to Protective Life. As a result, MLOA's GMIB reinsurance contracts are no longer considered an embedded derivative and the ceded reserve is calculated on the same basis as the gross reserve. At December 31, 2013 the GMIB reinsurance ceded liability amount totaled $2 million.

   The December 31, 2013 values for variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                               RETURN OF
                                                PREMIUM    RATCHET   ROLL-UP    COMBO     TOTAL
                                               ---------  --------  ---------  -------  --------
                                                             (DOLLARS IN MILLIONS)
GMDB:
-----
  Account values invested in:
   General Account............................  $    119  $    192  $     N/A  $    30  $    341
   Separate Accounts..........................  $    321  $    407  $     N/A  $    62  $    790
  Net amount at risk, gross...................  $      2  $     33  $     N/A  $    11  $     46
  Net amount at risk, net of amounts
   reinsured..................................  $     --  $     --  $     N/A  $    --  $     --
  Average attained age of contractholders.....      66.2      66.9        N/A     67.0      66.6
  Percentage of contractholders over age 70...      26.8%     27.5%       N/A     26.7%     27.2%
  Contractually specified interest rates......       N/A       N/A        N/A      5.0%      5.0%

GMIB:
-----
  Account values invested in:
   General Account............................       N/A       N/A  $      30  $   N/A  $     30
   Separate Accounts..........................       N/A       N/A  $      61  $   N/A  $     61
  Net amount at risk, gross...................       N/A       N/A  $       2  $   N/A  $      2
  Net amount at risk, net of amounts
   reinsured..................................       N/A       N/A  $      --  $   N/A  $     --
  Weighted average years remaining until
   annuitization..............................       N/A       N/A        1.5      N/A       1.5
  Contractually specified interest rates......       N/A       N/A        5.0%     N/A       5.0%

   The liabilities for MSO and IUL features, not included above, was $14 million at December 31, 2013, which are accounted for as embedded derivatives. The liabilities for MSO and IUL reflect the present value of expected future payments assuming the segments are held to maturity.

    B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                              DECEMBER 31,
                                              -------------
                                               2013   2012
                                              ------ ------
                                              (IN MILLIONS)
GMDB:
-----
Equity....................................... $  696 $  643
Fixed income.................................     57     73
Balanced.....................................     16     15
Other........................................     21     28
                                              ------ ------
Total........................................ $  790 $  759
                                              ====== ======

GMIB:
-----
Equity....................................... $   52 $   47
Fixed income.................................      8      9
Other........................................      1      3
                                              ------ ------
Total........................................ $   61 $   59
                                              ====== ======

    C) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements. At
   December 31, 2013 and 2012, MLOA had liabilities of $1 million and $1 million, respectively, for no lapse guarantees reflected in the General Account in future policy benefits and other policyholders' liabilities.

7) REINSURANCE

   On October 1, 2013, MLOA entered into an agreement with Protective Life to reinsure an in-force book of life insurance and annuity policies, written primarily prior to 2004. As of December 31, 2013 included in MLOA's balance sheet were Amounts due from reinsurers of $1,207 million (net of ceded policy loans) relating to the reinsurance agreement with Protective Life. During 2013, total premiums ceded to Protective Life were $6 million and policyholder benefits ceded in 2013 were $18 million. As of December 31, 2013 Protective Life is rated AA-. As a result of the reinsurance agreement Protective Life will receive all the benefits from and assumes all the risks from other reinsurance contracts to which MLOA was a party for the block of business reinsured.

   For business not reinsured with Protective Life, MLOA generally reinsures its variable life, interest-sensitive life and term life insurance policies on an excess of retention basis. In 2013, MLOA generally retained up to a maximum of $4 million of mortality risk on single-life policies and up to a maximum of $6 million of mortality risk on second-to-die policies. For amounts applied for in excess of those limits, reinsurance is ceded to AXA Equitable Life Insurance Company ("AXA Equitable"), an affiliate and wholly-owned subsidiary of AXA Financial, up to a combined maximum of $20 million of risk on single-life policies and up to a maximum of $25 million on second-to-die policies. For amounts issued in excess of those limits MLOA typically obtained reinsurance from unaffiliated third parties. The reinsurance arrangements obligate the reinsurer to pay a portion of any death claim in excess of the amount MLOA retained in exchange for an agreed-upon premium.

   Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2012 was $7 million. The increases (decreases) in fair value were $(2) million and $7 million for 2012 and 2011, respectively.

   At December 31, 2013 and 2012, respectively, reinsurance recoverables related to insurance contracts amounted to $1,304 million and $158 million, of which $51 million in 2013 (not including Protective Life) and $53 million in 2012 related to one specific reinsurer, which is rated AA- with the remainder of the reinsurers rated BBB and above or not rated. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. MLOA evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   The following table summarizes the effect of reinsurance:

                                               2013   2012   2011
                                              -----  -----  -----
                                                 (IN MILLIONS)

Direct premiums.............................. $  72  $  56  $  68
Assumed......................................     1      2      2
Reinsurance ceded............................   (48)   (26)   (28)
                                              -----  -----  -----
Premiums..................................... $  25  $  32  $  42
                                              =====  =====  =====
Variable Life and Investment-type Product
  Policy Fee Income Ceded.................... $  31  $  29  $  31
                                              =====  =====  =====
Policyholders' Benefits Ceded................ $ 125  $  84  $  39
                                              =====  =====  =====

8) RELATED PARTY TRANSACTIONS

   In 2013, MLOA used a portion of the consideration received from the reinsurance agreement with Protective to return $200 million of capital to its parent AEFS and to donate $20 million to AXA Foundation, Inc. (the "Foundation"). The Foundation was organized for the purpose of distributing grants to various tax-exempt charitable organizations and administering various matching gift programs for AXA Equitable its subsidiaries and affiliates, including MLOA.

   In August 2012, MLOA sold its entire portfolio of agricultural mortgage loans on real estate to AXA Equitable, an affiliate, in exchange for $42 million dollars in cash. MLOA recorded a pre-tax net realized gain of $3 million related to the sale.

   Under its service agreement with AXA Equitable, personnel services, employee benefits, facilities, supplies and equipment are provided to MLOA to conduct its business. The associated costs related to the service agreement are allocated to MLOA based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support MLOA. As a result of such allocations, MLOA incurred expenses of $89 million, $57 million and $54 million for 2013, 2012 and 2011, respectively. At December 31, 2013 and 2012, respectively, MLOA reported a $26 million and $23 million payable to AXA Equitable in connection with its service agreement.

   Various AXA affiliates, including MLOA, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life in beginning in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. Beginning in 2008 AXA Global Life, in turn, retrocedes a quota share portion of these risks to MLOA on a one-year term basis.

   MLOA cedes a portion of its life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis and reinsured the no lapse guarantee riders through AXA RE Arizona Company.

   During 2013, 2012 and 2011, premiums, claims and expenses assumed and ceded under these agreements were not significant.

   In 2013, 2012 and 2011, respectively, MLOA paid AXA Distribution and its subsidiaries $47 million, $32 million and $24 million of commissions and fees for sales of insurance products. MLOA charged AXA Distribution's subsidiaries $29 million, $25 million and $3 million, respectively, for their applicable share of operating expenses in 2013, 2012 and 2011, pursuant to the Agreements for Services.

   In addition to the AXA Equitable service agreement, MLOA has various other service and investment advisory agreements with affiliates. The amount of expenses incurred by MLOA related to these agreements were $2 million, $2 million and $2 million for 2013, 2012 and 2011, respectively.

9) SHARE-BASED COMPENSATION

   Certain employees of AXA Equitable, who perform services on a full-time basis for MLOA, participate in various share-based payment arrangements sponsored by AXA Financial. MLOA was allocated $3 million, $3 million and $1 million of compensation costs, included in Compensation and benefits in the statement of Earnings (Loss), for share-based payment arrangements during 2013, 2012 and 2011, respectively.

10)INCOME TAXES

   A summary of the income tax (expense) benefit in the statements of earnings
   (loss) follows:

                                                2013    2012    2011
                                              -------  ------  ------
                                                   (IN MILLIONS)
Income tax (expense) benefit:
  Current (expense) benefit.................. $   (90) $   (4) $   39
  Deferred (expense) benefit.................      74      (2)    (38)
                                              -------  ------  ------
Total........................................ $   (16) $   (6) $    1
                                              =======  ======  ======

   The Federal income taxes attributable to operations are different from the amounts determined by multiplying the earnings (loss), before income taxes by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                               2013    2012    2011
                                              ------  ------  ------
                                                   (IN MILLIONS)
Tax at statutory rate........................ $  (15) $  (15) $  (26)
Dividends received deduction.................      1       2       2
Tax settlement...............................     --       9       7
Valuation allowance..........................     --      --      19
Prior year adjustment........................     (2)     --      --
Other........................................     --      (2)     (1)
                                              ------  ------  ------
Income Tax (Expense) Benefit................. $  (16) $   (6) $    1
                                              ======  ======  ======

   MLOA recorded an out-of-period adjustment in its financial statements as of and for the year ended December 31, 2013, increasing Current and deferred income taxes and Income tax expense by $2 million. MLOA has concluded the amount is not material.

   MLOA recognized a tax benefit in 2012 of $9 million related to the settlement with the IRS of the audit for tax years 2004 - 2007. The tax benefit for 2011 reflected a benefit in the amount of $19 million related to the determination that the valuation allowance previously established on deferred tax assets related to net operating loss carry forwards was no longer necessary and a $7 million benefit in settlement of refund claims for tax years 1994 - 1997.

   The components of the net deferred income taxes are as follows:

                                              DECEMBER 31, 2013  December 31, 2012
                                              ------------------ ------------------
                                              ASSETS LIABILITIES Assets Liabilities
                                              ------ ----------- ------ -----------
                                                          (IN MILLIONS)
Reserves and reinsurance.....................  $  77     $    --   $ --      $   21
DAC..........................................     --          56     --          46
VOBA.........................................     --           6     --          34
Investments..................................     --          13     --          25
Goodwill and other intangible assets.........     --           9     --           9
Other........................................     --           7      8          --
                                               -----     -------   ----      ------
Total........................................  $  77     $    91   $  8      $  135
                                               =====     =======   ====      ======

   MLOA does not provide income taxes on the undistributed earnings related to its investment in AllianceBernstein units except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2013, $6 million of accumulated undistributed earnings related to its investment in AllianceBernstein units were permanently invested. At existing applicable income tax rates, additional taxes of approximately $2 million would need to be provided if such earnings were remitted.

   At December 31, 2013 and 2012, respectively, the total amount of unrecognized tax benefits were $5 million and $4 million, all of which would affect the effective tax rate.

   MLOA recognizes accrued interest and penalties related to unrecognized tax benefits in tax (expense) benefit. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2013 and 2012 were $0 million and $1 million, respectively. Tax (expense) benefit for 2013 reflected a benefit of $0 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                              2013 2012  2011
                                              ---- ----  -----
                                               (IN MILLIONS)
Balance, beginning of year................... $  4 $ 17  $  16
Additions for tax positions of prior years...    1    1      1
Reductions for tax positions of prior years..   --   (2)    --
Settlements with tax authorities.............   --  (12)    --
                                              ---- ----  -----
Balance, End of Year......................... $  5 $  4  $  17
                                              ==== ====  =====

   In 2012, the IRS concluded its examination of the tax returns of MONY Life and its subsidiaries from the date of its acquisition by AXA Financial in 2004 through 2007. The completion of this examination resulted in the release of $12 million of unrecognized tax benefits for MLOA. It is reasonably possible that the total amounts of unrecognized tax benefits will change within the next 12 months. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

11)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on investments that are not reflected in earnings (loss). The balances for the past three years follow:

                                                 DECEMBER 31,
                                              -------------------
                                              2013   2012   2011
                                              ----- ------ ------
                                                 (IN MILLIONS)
Unrealized gains (losses) on investments,
  net of adjustments......................... $   8 $   82 $   55
                                              ----- ------ ------
Total Accumulated Other Comprehensive Income
  (Loss)..................................... $   8 $   82 $   55
                                              ===== ====== ======

   The components of OCI for the past three years follow:

                                                   DECEMBER 31,
                                              ----------------------
                                               2013    2012    2011
                                              ------  ------  ------
                                                   (IN MILLIONS)
Change in net unrealized gains (losses) on
  investments:
  Net unrealized gains (losses) arising
   during the year........................... $  (58) $   28  $   22
  (Gains) losses reclassified into net
   earnings (loss) during the year/(1)/......    (44)      3       1
                                              ------  ------  ------
Change in net unrealized gains (losses) on
  investments................................   (102)     31      23
Adjustments for DAC and VOBA.................     28      (4)    (13)
                                              ------  ------  ------
Other Comprehensive Income (Loss), net of
  adjustments and (net of deferred income
  tax expense (benefit) of $(40) million,
  $15 million and $6 million................. $  (74) $   27  $   10
                                              ======  ======  ======

  /(1)/See "Reclassification adjustments" in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $24 million, $(2) million and $(1) million for 2013, 2012 and 2011.

   Investment gains and losses reclassified from AOCI to net earnings (loss) primarily consist of realized gains (losses) on sales and OTTI of AFS securities and are included in Total investment gains (losses), net on the statements of earnings (loss). Amounts presented in the table above are net of tax.

12)LITIGATION

   INSURANCE LITIGATION

   MLOA is involved in various legal actions and proceedings in connection with its business. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on MLOA's financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   INSURANCE REGULATORY MATTERS

   MLOA is subject to various statutory and regulatory requirements concerning the payment of death benefits and the reporting and escheatment of unclaimed property, and is subject to audit and examination for compliance with these requirements. MLOA, along with other life insurance industry companies, has been the subject of various inquiries regarding its death claim, escheatment, and unclaimed property procedures and is cooperating with these inquiries. For example, MLOA is under audit by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. In addition, a number of life insurance industry companies have received a multistate targeted market conduct examination notice issued on behalf of various U.S. state insurance departments reviewing use of the U.S. Social Security Administration's Death Master File or similar database, claims processing and payments to beneficiaries. In December 2012, MLOA received an examination notice on behalf of at least six insurance departments. The audits and related inquiries have resulted in the payment of death benefits and changes to MLOA's relevant procedures. MLOA expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments, and the payment of examination costs. In addition, MLOA, along with other life insurance industry companies, is subject to lawsuits that may be filed by state regulatory agencies or other litigants.

           ---------------------------------------------------------

   In addition to the matters described above, a number of lawsuits, claims and assessments have been filed against life and health insurers in the jurisdictions in which MLOA does business. These actions and proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. MLOA, like other life and health insurers, from time to time is involved in such actions and proceedings. Some of these actions and proceedings filed against MLOA have been brought on behalf of various alleged classes of plaintiffs and certain of these plaintiffs seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on MLOA's financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigation and regulatory matters described therein involving MLOA should not have a material adverse effect on the financial position of MLOA. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations and regulatory matters described above will have a material adverse effect on MLOA's results of operations in any particular period.

13)STATUTORY FINANCIAL INFORMATION

   MLOA is restricted as to the amounts it may pay as dividends to AEFS. Under Arizona Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholder not exceeding an amount calculated based on a statutory formula. This formula would permit MLOA to pay shareholder dividends not greater than $36 during 2014. For 2013, 2012 and 2011, MLOA's statutory net income (loss) was $34 million, $33 million and $35 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $367 million and $295 million at December 31, 2013 and 2012, respectively. There were no shareholder dividends paid to its parent by MLOA in 2013, 2012 and 2011. In 2013, MLOA utilized a portion of the consideration from the reinsurance agreement with Protective Life to return $200 million of surplus to its parent, AEFS.

   At December 31, 2013, MLOA, in accordance with various government and state regulations, had $6 million of securities on deposit with such government or state agencies.

   At December 31, 2013 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by the State of Arizona Insurance Department (the "AID") and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2013.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under U.S. GAAP are primarily:
   (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance Units under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP;
   (g) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (h) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP (i) the fair valuing of all acquired assets and liabilities including VOBA assets required for U.S. GAAP purchase accounting and (j) cost of reinsurance is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

                                 APPENDIX I

   DEATH BENEFIT PERCENTAGE FOR GUIDELINE PREMIUM/CASH VALUE CORRIDOR TEST


                                       ATTAINED AGE                    APPLICABLE PERCENTAGE
                                         40 and Under                          250%
                                                   41                          243
                                                   42                          236
                                                   43                          229
                                                   44                          222
                                                   45                          215
                                                   46                          209
                                                   47                          203
                                                   48                          197
                                                   49                          191
                                                   50                          185
                                                   51                          178
                                                   52                          171
                                                   53                          164
                                                   54                          157
                                                   55                          150
                                                   56                          146
                                                   57                          142
                                                   58                          138
                                                   59                          134
                                                   60                          130
                                                   61                          128
                                                   62                          126
                                                   63                          124
                                                   64                          122
                                                   65                          120
                                                   66                          119
                                                   67                          118
                                                   68                          117
                                                   69                          116
                                                   70                          115
                                                   71                          113
                                                   72                          111
                                                   73                          109
                                                   74                          107
                                                75-90                          105
                                                   91                          104
                                                   92                          103
                                                   93                          102
                                               94-100                          101

                                 APPENDIX II

                       GUARANTEED DEATH BENEFIT RIDER

               MONTHLY GUARANTEE PREMIUM FOR GUARANTEED DEATH
             BENEFIT RIDER WITH TEN YEAR/AGE 75 GUARANTEE PERIOD

                                                                                             MONTHLY GUARANTEE PREMIUM
                                                                                            --------------------------
          Specified Amount = $200.00
          Male age 45 Preferred Nonsmoker Death Benefit Option 1..........................            $257.33
          Female age 45 Preferred Nonsmoker Death Benefit Option 1........................            $214.83
          Male age 45 Standard Smoker Death Benefit Option 1..............................            $346.83
          Male age 45 Preferred Nonsmoker Death Benefit Option 2..........................            $257.33
          Male age 35 Preferred Nonsmoker Death Benefit Option 1..........................            $137.17
          Male age 55 Preferred Nonsmoker Death Benefit Option 1..........................            $417.50

                                APPENDIX III

                       GUARANTEED DEATH BENEFIT RIDER

               MONTHLY GUARANTEE PREMIUM FOR GUARANTEED DEATH
                BENEFIT RIDER WITH LIFETIME GUARANTEE PERIOD

                                                                                             MONTHLY GUARANTEE PREMIUM
                                                                                            --------------------------
          Specified Amount = $200.00
          Male age 45 Preferred Nonsmoker Death Benefit Option 1..........................            $295.19
          Female age 45 Preferred Nonsmoker Death Benefit Option 1........................             247.16
          Male age 45 Standard Smoker Death Benefit Option 1..............................             398.48
          Male age 45 Preferred Nonsmoker Death Benefit Option 2..........................             295.19
          Male age 35 Preferred Nonsmoker Death Benefit Option 1..........................             182.22
          Male age 55 Preferred Nonsmoker Death Benefit Option 1..........................             502.22


  III-1

                                   PART II


                 (INFORMATION NOT REQUIRED IN A PROSPECTUS)


                         UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.


RULE 484 UNDERTAKING

The By-Laws of MONY Life Insurance Company of America provide, in Article VI as follows:

SECTION 1. NATURE OF INDEMNITY. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of no contest or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

SECTION 6. SURVIVAL; PRESERVATION OF OTHER RIGHTS. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of Title 10, Arizona Revised Statutes are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent.

The indemnification provided by this Article shall not be deemed exclusive of any other right to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

SECTION 7. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this By-Law.

The directors and officers of MONY Life Insurance Company of America are insured under policies issued by X.L. Insurance Company, Zurich Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company and AXIS Insurance Company. The annual limit on such policies is $105 million, and the policies insure officers and directors against certain liabilities arising out of their conduct in such capacities.


Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                  REPRESENTATIONS RELATING TO SECTION 26 OF
                     THE INVESTMENT COMPANY ACT OF 1940

Registrant and MONY Life Insurance Company of America represent that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MONY Life Insurance Company of America.


                     CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

     The Facing Sheet.


     The Prospectus consisting of 66 pages.


     The undertaking to file reports.

     The signatures.

Written consents of the following persons:

     a.   Opinion and consent of Counsel

     b. Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.


     The following Exhibits:


     1. The following exhibits correspond to those required by paragraph A of the instructions as exhibits to Form N-8B2:

          (1) Resolution of the Board of Directors of MONY Life Insurance Company of America authorizing establishment of MONY America Variable Account L, incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

          (2)  Not applicable.

          (3) (a) Wholesale Distribution Agreement dated April 1, 2005 by and Between MONY Life Insurance Company of America and MONY Securities Corporation and AXA Distributors, LLC, et al., incorporated herein by reference to the registration statement on Form S-3 (File No. 333-177419) filed on October 20, 2011.

               (b) Form of Brokerage General Agent Sales Agreement with
                   Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC and AXA Distributors Insurance Agency of Massachusetts, LLC., incorporated herein by reference to Exhibit No. 3(i) to registration statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

               (c) Form of Wholesale Broker-Dealer Supervisory and Sales
                   Agreement among [Broker-Dealer] and AXA Distributors, LLC., incorporated herein by reference to Exhibit No. 3(j) to registration statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

              (d) General Agent Sales Agreement, dated June 6, 2005, by and between MONY Life Insurance Company of America and AXA Network, LLC, incorporated herein by reference of post-effective amendment no. 3 to the registration statement Form S-1 (File No. 333-180068), filed on March 13, 2011.

              (d)  (i) First Amendment dated as of August 1, 2006 to General
                       Agent Sales Agreement by and between MONY Life Insurance Company of America and AXA Network, incorporated herein by reference to Exhibit (c)(9) to the Registration Statement on Form N-6 (File No. 333-134304) filed on March 1, 2012.

              (d)  (ii) Second Amendment dated as of April 1, 2008 to General
                        Agent Sales Agreement dated as of April 1, 2008 by and between MONY Life Insurance Company of America and AXA Network, LLC incorporated herein by reference to Exhibit (d) (ii) to the Registration Statement on Form S-1 (File No. 333-180068) filed on March 13, 2012.


              (e) Broker-Dealer Distribution and Servicing Agreement, dated June 6, 2005, by and between MONY Life Insurance Company of America and AXA Advisors, LLC, incorporated herein by reference of post-effective amendment no. 3 to the registration statement Form S-1 (File No. 333-180068), filed on March 13, 2011.



              (f) Broker-Dealer and General Agent Servicing Agreement for In-Force MLOA Products dated October 1, 2013, by and between MONY Life Insurance Company of America, AXA Advisors, LLC and AXA Network, LLC incorporated herein by reference to post-effective amendment no. 24 to the registration statement on Form S-6 (333-56969), filed on April 25,
                   2014.



              (g) Wholesale Level Servicing Agreement for In-Force MLOA Products dated October 1, 2013, by and between MONY Life Insurance Company of America, AXA Distributors, LLC, incorporated herein by reference to post-effective amendment no. 24 to the registration statement on Form S-6 (333-56969), filed on April 25, 2014.


          (4)  Not applicable.

          (5) Form of policy, incorporated herein by reference to the registration statement on Form S-6 (File No. 33-82570) filed on August 8, 1994.

          (6) (a) Articles of Restatement of the Articles of Incorporation of MONY Life Insurance Company of America (as Amended July 22,
                   2004), incorporated herein by reference to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

          (6) (b) By-Laws of MONY Life Insurance Company of America (as Amended July 22, 2004), incorporated herein by reference to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

          (7)  Not applicable.

          (8) (a) Form of agreement to purchase shares, incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 33-72596) filed on December 7, 2001.

              (b) Amended and Restated Services Agreement between MONY Life Insurance Company of America and AXA Equitable Life Insurance Company dated as of February 1, 2005, incorporated herein by reference to Exhibit 10.2 to registration statement (File No. 333-65423) on Form 10-K, filed on March 31, 2005.

              (c) Participation Agreement among EQ Advisors Trust, MONY Life Insurance Company of America, AXA Distributors, LLC and AXA Advisors, LLC, incorporated herein by reference to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

              (d) Participation Agreement dated January 1, 1997 between Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), Dreyfus Investment Portfolios, MONY Life Insurance Company of America, and MONY Life Insurance Company, incorporated herein by reference to the registration statement on Form S-6 (File No. 333-56969) filed on April 26, 2012.

                   (i) Amendment to Fund Participation Agreement dated May 15,
                       2002 by and between the Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), Dreyfus Investment Portfolios, MONY

                   Life Insurance Company of America, and MONY Life Insurance Company, incorporated herein by reference to the registration statement on Form S-6 (File No. 333-56969) filed on April 26, 2012.

              (e) Participation Agreement dated July 12, 2000 between Janus Aspen Series and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

                   (i) Amendment to Participation Agreement dated May 1, 2003, between Janus Aspen Series and MONY Life Insurance Company of America, incorporated herein by reference to registration statement on Form S-6 (File No. 333-56969) filed on April 26, 2012.


         (9) (a)  Form of Reinsurance Agreement among Continental Assurance Company, MONY Life Insurance
                  Company and MONY Life Insurance Company of America, incorporated herein by reference to registration statement (File No. 333-104162) filed on April 28, 2005.



              (b) Reinsurance Agreement by and among MONY Life Insurance Company of America and Protective Life Insurance Company, dated October 1, 2013, incorporated herein by reference to post-effective amendment no. 24 to the registration statement on Form S-6 (333-56969), filed on April 25, 2014.


          (10) (a) Application Form for Flexible Premium Variable Universal Life insurance Policy, incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 33-72596) filed on December 7, 2001.

              (b) Form of Application for Life Insurance (Form AMIGV-2005), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

          (11) Code of Ethics for Operation of MONY Life Insurance Company and its Subsidiaries, incorporated herein by reference to post-effective amendment no. 12 to the registration statement on Form S-6 (File No. 33-82570) filed on February 27, 2002.

     2. Opinion and consent of Dodie Kent, Vice President and Associate General Counsel, filed herewith.

     3.    No financial statements have been omitted from the prospectus.

     4.    Not applicable.

     5.    Not applicable.

     6.    Powers of Attorney, filed herewith.

     7.    Consent of PricewaterhouseCoopers LLP, filed herewith.

                                 SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on this 25th day of April, 2014.



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 25, 2014.













MONY America Variable Account L of
MONY Life Insurance Company of America
(Depositor)
By:  MONY Life Insurance Company of America
(Depositor)
By:/s/ Dodie Kent
DODIE KENT
VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL


*BY:/S/ DODIE KENT
Dodie Kent, ATTORNEY-IN-FACT
PURSUANT TO POWER OF ATTORNEY

                                 SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 25th day of April, 2014.








MONY Life Insurance Company of America
(Registrant)
By:/s/ Dodie Kent
DODIE KENT
VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:


                   *                    Chairman of the Board, Chief Executive Officer,
            Mark Pearson                  President and Director


PRINCIPAL FINANCIAL OFFICER:

                   *                    Senior Executive Vice President and Chief Financial
          Anders Malmstrom                Officer

PRINCIPAL ACCOUNTING OFFICER:

                   *                   Executive Vice President and Chief Accounting Officer
          Andrea M. Nitzan

*DIRECTORS:


Mark Pearson                          Anthony J. Hamilton                   Lorie A. Slutsky
Denis Duverne                         Peter S. Kraus                        Richard C. Vaughan
Barbara Fallon-Walsh                  Ramon de Oliveira                     Henri de Castries
Danny L. Hale                         Bertram Scott

*BY:        /S/ DODIE KENT
             Dodie Kent
           ATTORNEY-IN-FACT
            April 25, 2014


                                EXHIBIT INDEX


                      EXHIBIT NO.                                                                         TAG VALUES
                     ------------                                                                         -----------

                           2                         Opinion and consent of Dodie Kent                      EX-99.2

                           6                                Powers of Attorney                              EX-99.6

                           7                Consent of PricewaterhouseCoopers LLP, independent              EX-99.7
                                                     registered public accounting firm